UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Maggie Bull, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.	Reports to Stockholders.

(a)

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill International Equity Fund
(Ticker Symbol: Retail - CIQRX; Institutional - CIEQX)

Segall Bryant & Hamill Global All Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

Barrett Growth Fund
(Ticker Symbol: BGRWX)

Barrett Opportunity Fund
(Ticker Symbol: SAOPX)

SEGALL BRYANT & HAMILL FUNDS
ANNUAL REPORT
DECEMBER 31, 2023

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Segall Bryant & Hamill Small Cap Value Fund	2
Segall Bryant & Hamill Small Cap Growth Fund	4
Segall Bryant & Hamill Small Cap Core Fund	6
Segall Bryant & Hamill All Cap Fund	8
Segall Bryant & Hamill Emerging Markets Fund	10
Segall Bryant & Hamill International Small Cap Fund	12
Segall Bryant & Hamill International Equity Fund	14
Segall Bryant & Hamill Global All Cap Fund	16
Segall Bryant & Hamill Short Term Plus Fund	18
Segall Bryant & Hamill Plus Bond Fund	20
Segall Bryant & Hamill Quality High Yield Fund	22
Segall Bryant & Hamill Municipal Opportunities Fund	24
Segall Bryant & Hamill Colorado Tax Free Fund	26
Barrett Growth Fund	28
Barrett Opportunity Fund	31
FUND EXPENSES	34
IMPORTANT DISCLOSURES	38
TRUSTEES AND OFFICERS	41
FINANCIAL STATEMENTS	44
Statements of Investments	44
Statements of Assets and Liabilities	96
Statements of Operations	100
Statements of Changes in Net Assets	105
Financial Highlights	111
Notes to Financial Statements	139
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	157
SHAREHOLDER TAX INFORMATION	159
OTHER IMPORTANT INFORMATION	160

Annual Report | December 31, 2023 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
December 31, 2023 (Unaudited)

Dear Fellow Shareholders:

As some of you may recall, we began last year’s shareholder letter by saying, “What a difference a year makes”. And because some lines are too good to use just once, we feel compelled to repeat ourselves this year by saying: what a difference a year makes!

Janice M. Teague	Carolyn B. Goldhaber
Chair	President

In our 2022 shareholder letter, we recounted what a challenging year it had been for financial assets. Stocks and bonds alike—both in the U.S. and abroad—declined in value in response to the actions of central banks, which finally had seen the light about the consequences of untamed inflation and begun to increase short-term rates after holding them at or near zero for 13 years.

As 2023 began, the consensus view was for more of the same, but the markets showed their contrarian nature. First, prices rallied smartly in the spring when the Federal Reserve (Fed) added substantial liquidity (aka “money”) to the banking system in response to the failure of Silicon Valley Bank. That failure was quickly followed by the failure of two more banks. All three banks ultimately required bailing out by federal agencies, but the key for the financial markets was that the Fed responded to a potentially serious systemic risk by using an age-old remedy: putting more money into the system. Principal beneficiaries of this injection of liquidity were the shareholders of companies involved in the commercializing of AI (artificial intelligence). Supported by this liquidity, the stock market began to rise after being virtually flat for the year up to that point.

Then, in late October, the Treasury announced its funding plans for covering the government’s expected fourth quarter deficit. While such announcements are usually met with a loud yawn, this one had the unexpected effect of stimulating both stock and bond markets. There are a variety of explanations for the significance of this move. Suffice it to say that the markets enjoyed a very strong end-of-year rally, with the equity market rising by well over 20% for the year (as measured by broad market averages). Digging in deeper revealed some weaknesses, however, as the stock market in 2023 was as stratified a market as we can recall. The stocks of seven companies, all of them mega-cap companies, rose (as a group) by 75.7% in 2023. Because of their significant weight in the broad market indices, such a large increase produced overall market results that were, to put it mildly, distorted. For example, the Russell 3000® Index was up 25.95% in 2023 on a capitalization-weighted basis, meaning the largest stocks have the largest impact on returns. Calculating the returns on an equal-weighted basis, where the return of each company in the index is accounted for by an overall average, produced a gain of only 14.76%.

Like stocks, fixed income securities—from Treasuries to investment-grade and non-investment bonds to municipals—enjoyed strong returns. In summary, the fourth quarter produced a broad rally that capped off a vigorous seven months of gains.

The unexpected rally in the markets this year was almost enough to make one forget that being down a certain percentage in one year and up the same percentage in the next year does not leave one at break-even. (For example, being down 50% in one year and up 50% the next year still leaves you down 25% from where you started).

We enter 2024, noting these abrupt changes and seeing them as the byproduct of weaning the markets from zero-level interest rates after 13 years. We remain focused on our approach to investing, which emphasizes strong proprietary research combined with a healthy appreciation for the risks being taken with any security with the goal of ensuring that our shareholders’ capital is being compensated adequately.

The views of the authors and information discussed in the shareholder letter and manager commentaries are as of December 31, 2023, are subject to change, and may not reflect the writers’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation.

Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2023 |	1

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager

Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRVX)	11.84%	3.55%	7.96%	6.52%	7.26%	12/9/19
Institutional Class (SBHVX)	11.95%	3.68%	8.09%	6.66%	7.40%	7/31/13
Russell 2000® Value Index	14.65%	7.94%	10.00%	6.76%	7.50%

Retail Class Annual Expense Ratio (per the current prospectus) — Total — 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) – Total — 0.99%

Sector Allocation (as of 12/31/2023)

Industrials	26.0%
Financials	15.3%
Consumer Discretionary	9.7%
Materials	9.0%
Health Care	8.3%
Real Estate	8.3%
Energy	6.6%
Utilities	5.2%
Information Technology	4.8%
Consumer Staples	3.3%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Equity Commonwealth	4.1%
SPX Technologies, Inc.	3.5%
SP Plus Corp.	2.7%
Modine Manufacturing Co.	2.4%
REV Group, Inc.	2.2%
Regal Rexnord Corp.	2.2%
Mercury Systems, Inc.	2.1%
Coty, Inc.	2.1%
AZZ, Inc.	2.0%
ICU Medical, Inc.	2.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

2	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For the year 2023, the Segall Bryant & Hamill Small Cap Value Fund returned 11.84% (Retail Class) compared to a return of 14.65% for its benchmark, the Russell 2000® Value Index.

Investing has never been easy but investing in today’s speculative and risk-loving environment is a challenge for those who still look at the market with risk in mind. The Fund was having a better year than the benchmark until the fourth quarter. For the full year, however, it did have a good year when analyzing returns based on return per unit of risk (as defined by the Sharpe ratio, which is the average return earned in excess of the risk-free rate per unit of volatility or total risk). While there can be much debate on this topic of proper measure, when we dissected 2023 (and looked back over much of the Fund’s longer-term history), we confirmed that the Fund has typically taken less risk (expressed in terms of volatility of returns) than the benchmark while generating what we believe are competitive returns most years. We assess reward and risk with scenario testing and seek to invest in companies whose success is driven by management teams making compelling decisions versus companies that are reliant on decisions by the Federal Reserve (Fed) or on some other liquidity-saving event for their performance.

The Russell 2000® Value Index has become riskier in the last few years as the percentage of unprofitable companies in the index has increased. Moreover, investing passively in this and other indices (a trend which has increased in past years) has become more speculative. We think that in part as a result of this trend, during the period following COVID, we have seen a different type of market, one in which stocks, in general, do not properly reflect risk like they once did. While this has created a less extreme reward to risk opportunity over the past several years compared to past market cycles, we believe active management—and researching companies one by one—is critical.

Contributors to Return

Over the last 12 months, the three sectors that contributed most to returns on a relative basis were Industrials, Consumer Discretionary, and Communication Services. Industrials holding CIRCOR International, Inc. (CIR) was a top contributor on an individual stock basis and contributed positively both on an absolute and relative basis due to it being acquired. The Fund also benefited from Modine Manufacturing Co. (MOD) with its new management team’s focus and execution on return on invested capital (ROIC) improvement which resulted in consistently beating earning expectations over the last 12 months. The Fund also benefited from Industrial holding Sterling Infrastructure, Inc. (STRL) as it transformed the business the last several years by allocating capital to businesses that have allowed margins to grow significantly over time. The stock outperformed on an absolute and relative basis leading us to exit the position.

Detractors from Return

The three sectors that detracted most over the last twelve months were Health Care, Materials, and Information Technology. On the detraction front, Orthofix Medical, Inc. (OFIX) was among the largest detractors from returns on both a relative and absolute basis. OFIX announced that its Board of Directors decided to terminate its CEO, CFO, and Chief Legal Officer for cause, which resulted in a significant negative stock price reaction. As a result, we trimmed this position meaningfully. ICU Medical, Inc. (ICUI) was also a large detractor over the last 12 months on both an absolute and relative basis. ICUI has struggled since the acquisition of Smith’s Medical assets and faced many quarters of supply chain and inflationary pressures which resulted in lower earnings than expected. Within Materials, Compass Minerals International, Inc. (CMP) was a detractor on both an absolute and relative basis. CMP has faced two years of challenging demand trends in its core deicing salt business, as winter seasons have been less intense with much lower snow events occurring. CMP also has seen a setback in the development of its lithium assets due to uncertainty on regulatory rules in the state of Utah.

Outlook and Positioning

As we look to 2024, we believe market and economic risk remains elevated versus the average risk over the last decade. The market expectations are for the Fed to cut interest rates at least six times in 2024, and this is in a “soft-landing” scenario. We pride ourselves on identifying positive change agents that will improve a company’s governance and overall influence on its employees and the communities with which it is involved. Our philosophy and process are designed for just these opportunities for positive change, and we believe the Fund’s competitive long-term performance reflects this. Changes in management continue to increase which we believe will provide more investment opportunities for the Fund. In addition, we believe the rising risk in the benchmark will also be an advantage for our investment approach. We thank you for your interest and support over the past 16 years as we grow stronger together.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Modine Manufacturing Co.	1.84	2.27	BioCryst Pharmaceuticals, Inc.	0.63	-0.50
CIRCOR International, Inc.	1.58	1.93	FARO Technologies, Inc.	0.51	-0.62
Sterling Infrastructure, Inc.	0.91	1.43	Orthofix Medical, Inc.	1.32	-0.85
SPX Technologies, Inc.	2.75	1.42	Compass Minerals International, Inc.	1.82	-0.91
ImmunoGen, Inc.	0.30	1.41	ICU Medical, Inc.	2.53	-1.08

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	3

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSGX)	18.10%	-3.86%	12.47%	9.67%	9.78%	12/20/13
Institutional Class (WISGX)	18.32%	-3.70%	12.65%	9.92%	10.03%	12/20/13
Russell 2000® Growth Index	18.66%	-3.50%	9.22%	7.16%	7.31%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: 1.05%

Institutional Class Annual Expense Ratio (per the current prospectus) — Total: 0.90%

Sector Allocation (as of 12/31/2023)

Health Care	21.6%
Industrials	21.5%
Information Technology	21.5%
Financials	9.4%
Consumer Discretionary	6.4%
Energy	5.4%
Materials	4.2%
Real Estate	2.8%
Consumer Staples	2.4%
Communication Services	1.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Tetra Tech, Inc.	2.4%
Novanta, Inc.	2.3%
Hamilton Lane, Inc.	2.2%
Churchill Downs, Inc.	2.1%
Houlihan Lokey, Inc.	2.0%
Ensign Group, Inc. (The)	2.0%
Workiva, Inc.	2.0%
SiteOne Landscape Supply, Inc.	2.0%
Hexcel Corp.	1.8%
Endava PLC	1.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

Perhaps it should be no surprise the year ended with some fireworks. The Russell 2000® Growth Index finished 2023 up 18.66%, led by an impressive fourth quarter return of 12.75% — its strongest quarter since the final quarter of 2020 when COVID vaccine data proved promising. While 2023 saw its share of hype cycles with the dawn of an artificial intelligence (AI) age, and the growing promise of a new class of weight loss drugs (GLP-1), in the end, the market primarily was keying off the prospect of a peak in interest rates despite a choppy economic backdrop.

For 2023, the Segall Bryant & Hamill Small Cap Growth Fund returned 18.10% (Retail Class) versus 18.66% for its benchmark, the Russell 2000® Growth Index.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were Financials, Industrials, and Energy.

The Fund’s best-performing stock in the year was semiconductor equipment company Onto Innovation, Inc. (ONTO). While it was a challenging year for the industry, Onto’s results continue to show resilience versus its peers, particularly with its strong cash flow generation. Additionally, the company benefited from its inspection tool wins used in AI chip manufacturing. Saia, Inc. (SAIA), a leader in the less-than-truckload industry, was also a top contributor. Despite a slowdown in overall volumes for the industry, we think the company executed well on its internal initiatives to drive sustained growth, including improved service pricing and further network expansion. Additionally, competitor Yellow Corp. (YELL) announced it was filing for bankruptcy which tightened the supply/demand dynamics and provided incremental market share opportunities for Saia. Simpson Manufacturing Co., Inc. (SSD), a leading manufacturer of branded structural connectors, anchors, and fasteners, also outperformed during the year. The company continued to see margin expansion from strong volume growth coupled with declining raw material (steel) costs. Despite the recent higher-rate environment and concerns over a weaker residential construction market, Simpson has continued to outgrow the market and execute on internal operating improvements.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the year were Health Care, Information Technology, and Consumer Staples. The portfolio’s worst-performing stock in the year was Silk Road Medical, Inc. (SILK), a manufacturer of medical devices to treat neurovascular diseases. During the period, the company struggled from disruptions in its sales organization that negatively impacted growth. Additionally, it faced increased competitive headwinds from alternative procedures, leading to a more uncertain demand outlook, and ultimately resulting in our decision to sell the position. Ameresco, Inc. (AMRC), an energy services provider and renewable energy asset developer and operator, was another detractor during the year. Project-specific issues caused by supply chain delays and permitting bottlenecks were further exacerbated by unplanned downtime due to labor availability and unfavorable weather. While the company’s backlog of both energy projects and energy assets continues to grow, there are concerns that a higher interest rate environment will impact project economics and result in slower-than-expected growth. Fox Factory Holding Corp. (FOXF), a leading provider of premium suspensions to the automobile, powersports, and bicycle industries was also a significant detractor in the period. The company reported disappointing third quarter results and guidance in its core segments, along with the particularly large acquisition of Marucci Sports, which is a leading provider of baseball-related products. This diversion from its core business gives us concern about the growth prospects across its portfolio and we exited the Fund’s position.

Outlook and Positioning

Stepping back from the recent rally, the Russell 2000® Growth Index remains well below its prior highs, unlike the broader equity indices. In fact, as of the end of 2023, the small cap growth index sat roughly 25% below prior peaks set in February of 2021, yet the S&P 500® Index rests essentially at its all-time highs. While the impact of higher interest rates will take some time to filter through the economy, the prospects of lower inflation along with continued economic resilience have seemingly improved. Regardless of the volatile economic backdrop, we remain focused, as always, on building a portfolio of fundamentally stable growth companies that can thrive across the entire economic cycle.

As of the end of 2023, the Fund was overweight primarily in the Financials and Industrials sectors and underweight primarily in the Consumer Discretionary and Consumer Staples sectors.

As always, thank you for your continued interest and support.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Onto Innovation, Inc.	1.78	1.77	Fox Factory Holding Corp.	1.14	-0.50
Saia, Inc.	1.56	1.42	Lantheus Holdings, Inc	0.72	-0.56
Simpson Manufacturing Co., Inc.	1.36	1.21	Ameresco, Inc.	0.81	-0.66
Hamilton Lane, Inc.	1.79	1.20	Avid Bioservices, Inc.	0.86	-0.71
Comfort Systems USA, Inc.	1.77	1.16	Silk Road Medical, Inc.	0.50	-0.93

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	5

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Jeffrey C. Paulis, CFA, Portfolio Manager

Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns*

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBHCX)	13.67%	6.71%	13.61%	8.48%	9.01%	12/31/19
Institutional Class (SBASX)	13.94%	6.92%	13.81%	8.66%	9.18%	12/15/03
Russell 2000® Index	16.93%	2.22%	9.97%	7.16%	8.11%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.36%, Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.20%, Net: 0.99%

Sector Allocation (as of 12/31/2023)

Industrials	29.7%
Information Technology	17.6%
Consumer Discretionary	13.3%
Health Care	8.8%
Materials	7.8%
Financials	6.7%
Energy	3.6%
Consumer Staples	3.4%
Real Estate	3.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

EnPro Industries, Inc.	2.4%
KBR, Inc.	2.1%
Modine Manufacturing Co.	1.9%
Universal Display Corp.	1.8%
ITT, Inc.	1.8%
Casella Waste Systems, Inc.	1.7%
Descartes Systems Group, Inc. (The)	1.6%
SPX Technologies, Inc.	1.6%
UFP Industries, Inc.	1.6%
Hub Group, Inc.	1.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2023, the Segall Bryant & Hamill Small Cap Core Fund returned 13.67% (Retail Class) compared to the 16.93% return of the Fund’s benchmark, the Russell 2000® Index. The hard landing versus soft landing debate was prevalent throughout 2023 and drove volatility for the Russell 2000® Index throughout the year. Overall, the economy demonstrated resiliency, but the lagged effect of higher interest rates resulted in a slower business environment and continued negative earnings revisions for the Index. Slower inflation readings in the second half of the year fueled a strong market rally in November and December led by low return on invested capital (ROIC) companies and multiple expansion.

Contributors to Return

On a sector level, Industrials, Utilities, and Consumer Staples were the largest contributors to the Fund’s performance relative to the benchmark. Modine Manufacturing Co. (MOD), a manufacturer of thermal management products, was the largest individual contributor to the Fund’s return. MOD benefited from its new management team applying the 80/20 methodology (which attempts to identify inputs that are potentially the most productive and make them a priority) to transform its business. Modine has divested and deemphasized low-return businesses, shifted focus to higher-value markets, and improved ROIC levels leading to strong results. EnPro Industries, Inc. (NPO), a manufacturer of highly engineered products and solutions for multiple industries, was another strong performer. Like MOD, NPO benefited from its business portfolio transformation which has driven solid results.

Detractors From Return

On a sector level, Information Technology and Health Care were the largest relative detractors from the Fund’s performance for the period. Globus Medical, Inc. (GMED), a manufacturer of spinal implants, was the largest detractor. GMED’s shares came under pressure due to investor concern about its ability to execute on its acquisition of a competitor. Insulet Corp. (PODD), a manufacturer of diabetes treatment devices, was another detractor. Despite consistently reporting stronger-than-expected results, Insulet’s share price underperformed due to concerns that new weight loss drugs will pressure its long-term market opportunity.

Outlook and Positioning

With the Federal Reserve’s (Fed) acknowledgement that we may be close to the end of the interest rate hiking cycle, we enter 2024 believing that the probability of a bad-case scenario for the economy is reduced. Nevertheless, we believe most scenarios—from recession to continued expansion—remain on the table. We see a volatile environment ahead as the market weighs continued deterioration in company fundamentals versus the potential for lower rates and a more stimulative environment.

With the significant rise in the market during the last two months of 2023, multiples quickly repriced to reflect an ongoing expansionary economic backdrop and prospects for better corporate earnings. However, estimates for the Russell 2000® Index, according to FactSet data, continue to be cut. Despite this, small cap earnings growth for 2024 is currently expected to be 25%. With deteriorating revenue and earnings through 2023 and the lagged effect of prior tightening still to impact the business landscape in 2024, we expect additional pressure on corporate fundamentals, particularly in the first half of the year.

From a positioning perspective, we maintain a Fund weighted highly in companies with what we believe to be stable and sustainably high ROIC, strong balance sheets, and solid free cash flow characteristics. We stand ready to shift the Fund more to improving ROIC companies as confidence in the backdrop improves (or valuations improve). Our team remains focused on uncovering what we believe to be attractively valued companies that generate and sustain high or improving ROIC levels, participate in attractive, niche markets with defendable competitive advantages, and are led by disciplined management teams. This approach has guided our team through volatile market and economic environments for over 20 years and has produced attractive risk-adjusted returns over market cycles.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Modine Manufacturing Co.	0.85	1.00	Halozyme Therapeutics, Inc.	0.83	-0.37
EnPro Industries, Inc.	2.07	0.93	Model N, Inc.	1.03	-0.44
Universal Display Corp.	1.37	0.81	WNS Holdings, Ltd.	1.63	-0.44
EMCOR Group, Inc.	1.92	0.81	Insulet Corp.	1.29	-0.47
Onto Innovation, Inc.	0.87	0.76	Globus Medical, Inc	1.12	-0.48

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	7

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRAX)	14.38%	6.18%	14.50%	9.86%	10.39%	12/9/19
Institutional Class (SBHAX)	14.48%	6.21%	14.58%	9.98%	10.51%	7/31/13
Russell 3000® Index	25.96%	8.54%	15.16%	11.48%	12.11%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: Gross: 1.05%, Net: 0.99%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.90%, Net: 0.84%

Sector Allocation (as of 12/31/2023)

Information Technology	22.8%
Financials	17.5%
Health Care	17.3%
Industrials	12.8%
Consumer Discretionary	9.5%
Consumer Staples	6.9%
Energy	4.9%
Communication Services	3.4%
Materials	3.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Microsoft Corp.	4.9%
Quanta Services, Inc.	3.7%
Alphabet, Inc.	3.4%
Visa, Inc.	2.9%
Ares Management Corp.	2.7%
Reinsurance Group of America, Inc.	2.7%
UnitedHealth Group, Inc.	2.7%
Novo Nordisk A/S	2.5%
Apple, Inc.	2.5%
JPMorgan Chase & Co.	2.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

8	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2023, the Segall Bryant & Hamill All Cap Fund returned 14.38% (Retail Class) compared to the Fund’s benchmark, the Russell 3000® Index, which returned 25.96%. Security selection, sector allocation, and the Fund’s allocation to cash detracted from relative performance. As a reminder, in pursuing the Fund’s investment objective and principal investment strategies, the team seeks to invest in companies that generate high return on invested capital (ROIC), produce quality financial metrics, and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing areas for the year relative to the benchmark were Industrials, Utilities, and Health Care. Outperformance in Industrials was aided by outdoor living renovation manufacturer, AZEK Co., Inc. (AZEK), which successfully navigated the recent downcycle. Investors anticipated fewer demand headwinds as interest rates eased in their markets. The Fund benefited from its underweight allocation to Utilities as the sector significantly lagged the market. In Health Care, stock selection drove outperformance, credited in large part to strong performance from direct beneficiaries of the GLP-1 medication franchise. Performance was also aided by avoiding several major large-cap biopharma names that underperformed.

Detractors from Returns

Information Technology, Consumer Discretionary, and Consumer Staples were the Fund’s largest relative detractors on a sector level for the year. The underperformance in Information Technology was a combination of the Fund’s underweight allocation to the sector and poor stock selection and allocation. On a stock selection basis, Consumer Discretionary was negatively impacted by a combination of the Fund’s underweight position in significantly outperforming mega-cap growth names and adverse stock selection. Consumer Staple underperformance was attributable to both stock selection and the Fund’s overweight allocation to the sector. At an individual stock level, underperformance was driven by Estee Lauder Cos., Inc. (EL) and Dollar General Corp. (DG). Estee Lauder faced issues in its Asian markets and Dollar General confronted challenges with the lower-income consumer, as well as pressures such as labor, supply chain, and shrinkage.

Outlook and Positioning

A 2023 market, which had been mostly propped up by the “Magnificent Seven1,” ended the year euphoric about the prospect that the Federal Reserve (Fed) may have accomplished its mission of taming inflation and maneuvering a “soft landing.” The gain by these stocks was most impressive and the year ended with these seven names representing 54% of the return of the Russell 3000® Index. As a result, this group of seven ended the year comprising over 24% of the index. Periods of heavy concentration of the index, usually by sector, are not common, but they do occur (Tech in 1999, Financials in 2008). Experience suggests that the aftermath of these types of periods is not generally positive for the ones so favored.

As we look forward to 2024, most interest rate forecasts suggest that the central banks will cut short-term rates in 2024, a reprise of last year’s forecast that called for the same. Our view is unchanged: we have no strong feeling about the direction of short-term rates other than to observe that this may be one of those situations in which one shouldn’t wish too hard for something for fear the wish might come true. It remains to be seen whether the Fed has succeeded in attaining its inflation goals and/or avoided a recession. Fortunately for us, macro concerns are not a key driver of our stock selection process as we remain focused on selecting what we believe to be high-quality companies with attractively valued stocks, strong cultures, resilient competitive advantages, fortified balance sheets, and ROIC-focused leadership teams. Our macro work is designed solely to help us better understand the potential impact on individual asset valuations. It is, after all, not a stock market, but a market of stocks. In the best of times, there are stocks to be sold for reasons unique to them. Conversely, in the worst of markets, there are always opportunities to be found. We are always on the hunt for them.

Thank you for your consideration and continued support.

[1]	The Magnificent 7 stocks are a grouping of mega-cap stocks driving market performance due to heavy weighting in indexes such as the S&P 500® Index and the Russell 3000 Index. The group includes Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Microsoft Corp.	4.76	2.55	FMC Corp.	0.65	-0.47
Quanta Services, Inc.	4.05	1.70	RTX Corp.	2.11	-0.49
Alphabet, Inc.	3.30	1.63	Estée Lauder Cos., Inc. (The)	0.92	-0.82
Ares Management Corp.	2.56	1.56	Dollar General Corp.	1.13	-1.09
AZEK Co., Inc. (The)	1.81	1.22	First Republic Bank	0.26	-1.53

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	9

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBHEX)	20.35%	2.01%	6.12%	3.22%	2.21%	6/30/14
Institutional Class (SBEMX)	20.60%	2.21%	6.34%	3.41%	2.41%	6/30/11
MSCI Emerging Markets Index	9.83%	-5.08%	3.68%	2.66%	1.54%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.09%, Net: 1.38%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.94%, Net: 1.23%

Sector Allocation (as of 12/31/2023)

Financials	22.9%
Information Technology	22.1%
Consumer Discretionary	12.5%
Communication Services	9.3%
Materials	7.7%
Industrials	6.5%
Consumer Staples	5.7%
Energy	5.8%
Health Care	3.5%
Utilities	2.9%
Real Estate	1.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Taiwan Semiconductor Manufacturing Co., Ltd.	6.1%
Samsung Electronics Co., Ltd.	3.3%
Tencent Holdings, Ltd.	2.8%
Alibaba Group Holding, Ltd.	1.8%
United Microelectronics Corp.	1.4%
Banco do Brasil S.A.	1.4%
REC, Ltd.	1.3%
Hon Hai Precision Industry Co., Ltd.	1.3%
Vipshop Holdings, Ltd.	1.3%
Vale S.A.	1.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

10	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview

After a disappointing year for stocks in 2022, the MSCI Emerging Markets Index bounced back in 2023 with a positive return of 9.83% as optimism grew in the fourth quarter that signs of cooling inflation would allow central bankers to begin to cut interest rates. While all three regions within the MSCI Emerging Markets Index (Latin America; Europe, the Middle East and Africa [EMEA]; and Asia) ended the year higher, Latin America was the standout. Within Latin America, Mexico was the best-performing country on improving economic growth expectations as companies relocate manufacturing to the country for its proximity to the U.S. The region’s largest constituent, Brazil, also posted an impressive 2023 return as positive GDP and unemployment figures signaled that the country’s economy is improving, and the central bank cut interest rates in the fourth quarter. In EMEA, Hungary, Greece, and Poland were the top performers as all three benefitted from improved outlooks and strong performance in their banking industries. Taiwan led all countries in Asia as semiconductor stocks outperformed on higher demand for artificial intelligence (AI) chips. China was the worst performer in the region as the country faced a number of headwinds including a property market slump, geopolitical concerns, and economic uncertainties. At the sector level, seven of eleven groups ended the year in positive territory with Information Technology up the most on higher demand for semiconductors. Energy also outperformed as oil and gas producers benefitted from tighter supply and higher demand as fears of a global recession abated. Real Estate was the worst-performing sector as property markets struggled due to higher interest rates.

Fund Performance

For 2023, the Segall Bryant & Hamill Emerging Markets Fund returned 20.35% (Retail Class) compared to the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 9.83%. This marks the third year in a row that the Fund has outperformed the index. At the regional level, stock selection in Asia had the most significant positive impact on the Fund’s relative performance while EMEA and Latin America also contributed. China, India, and Taiwan were the key drivers of positive selection in Asia. Holdings in the United Arab Emirates and Turkey in EMEA and Brazil in Latin America also contributed positively. At the sector level, stock selection added to relative returns in all eleven groups with the highest contributions coming from Financials, Consumer Discretionary, and Industrials. Our multifactor model performed well in 2023 as all four components, Valuation, Profitability, Earnings Momentum, and Price Momentum, ended the year higher.

Outlook and Positioning

Both high-quality companies and reasonably valued companies performed well during 2023, with the top performers being those that possess both qualities. Conversely, expensive companies and lower-quality companies underperformed by the most, with lower-quality expensive companies being the worst performing segment. This behavior, which we have witnessed for the past three years, has been a reversal of the period during the COVID pandemic where massive stimulus and ultra-low interest rates led investors to prefer expensive growth companies. But there was no fundamental underpinning for the growth stock outperformance, as expensive growth companies did not grow their earnings any faster than they normally do but were instead driven simply by valuation expansion. Each year since, the most expensive companies have significantly underperformed the overall market. Yet even with their significant underperformance of the past three years, expensive companies remain richly valued – currently in the 25% most expensive of all periods dating back to 1996. Similarly, we believe the reasonably valued high-quality companies that we prefer, and that have performed well over the past three years, remain well positioned, in the top 20% of history. We are optimistic for the year ahead.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Taiwan Semiconductor Manufacturing Co., Ltd.	5.43	2.27	Alibaba Group Holding, Ltd.	1.98	-0.16
REC, Ltd.	0.81	1.33	GCL Technology Holdings, Ltd.	0.33	-0.17
Samsung Electronics Co., Ltd.	2.74	1.11	Tencent Holdings, Ltd.	3.18	-0.19
Banco do Brasil S.A.	1.20	0.86	China Feihe, Ltd.	0.64	-0.23
Power Finance Corp., Ltd.	0.52	0.81	Meituan	0.26	-0.24

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	11

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHSX)	17.09%	4.67%	4.78%	3.03%	4.58%	6/30/14
Institutional Class** (SBSIX)	17.24%	4.83%	4.94%	3.23%	4.80%	5/31/11
MSCI EAFE Small Cap Index	13.16%	-0.69%	6.58%	4.80%	5.55%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 1.18%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.29%, Net: 1.03%

*	Formerly Class A.

**	Formerly Class I.

Sector Allocation (as of 12/31/2023)

Industrials	22.5%
Consumer Discretionary	13.1%
Financials	11.5%
Information Technology	10.1%
Real Estate	10.1%
Materials	9.3%
Consumer Staples	6.7%
Health Care	6.4%
Communication Services	4.3%
Energy	2.8%
Utilities	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Bank of Georgia Group PLC	1.2%
Computacenter PLC	1.1%
SANKYO Co., Ltd.	1.1%
Helia Group, Ltd.	1.0%
TBC Bank Group PLC	1.0%
Marks & Spencer Group PLC	1.0%
Kobe Steel, Ltd.	9.0%
NRW Holdings, Ltd.	0.9%
Betsson A.B.	0.9%
Nishi-Nippon Financial Holdings, Inc.	0.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

12	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview

After a disappointing year for stocks in 2022, the MSCI EAFE Small Cap Index bounced back strongly in 2023 with a positive return of 13.16% as optimism grew in the fourth quarter that signs of cooling inflation would allow central bankers to begin to cut interest rates. In local terms, the index rose 12.82% for the year as the dollar was mixed, rising versus the yen but falling versus the euro and pound. All four major benchmark regions ended 2023 in positive territory with Europe up the most, the United Kingdom in close second, Japan in third, and the Far East with the lowest return. Within Europe, Italy and Portugal were the top performers, led by strong gains in their banking industries as net interest income increased due to higher rates. Positive economic data on retail sales and the Purchasing Managers’ Index helped drive a year-end rally in the UK, especially in the Industrials and Consumer Discretionary sectors. Japan posted a solid gain for 2023 as the government provided stimulus for the economy early in the year and exporters benefited from the weaker yen and increased demand from China for semiconductors. In the Far East, the index’s worst-performing country for the year, Hong Kong, was a drag on the region’s return due in large part to geopolitical concerns and the economic struggles of China. At the sector level, all eleven groups ended the year higher with Information Technology finishing as the top performer as the demand for artificial intelligence (AI) chips drove gains in semiconductor stocks. Financials was the next best performer as banks saw revenues and earnings increase due to higher interest rates. Real Estate ended the year as the worst-performing sector as elevated interest rates drove a slowdown in global property markets.

Fund Performance

For 2023, the Segall Bryant & Hamill International Small Cap Fund returned 17.09% (Retail Class) compared to the 13.16% return of the Fund’s benchmark, the MSCI EAFE Small Cap Index. Stock selection was positive within all four major regions as Japan provided the largest gains, followed by the UK, Europe, and the Far East. Within Europe, Sweden, Norway, and Italy were the top relative performers, while Switzerland and Finland underperformed. In the Far East, positive selection in Hong Kong and Australia offset negative selection in Singapore and New Zealand. Stock selection was positive in eight out of eleven sectors with the highest relative returns coming from the Financials, Consumer Discretionary, and Materials sectors. Selection was modestly negative in Health Care, Energy, and Utilities. Our multifactor model performed well in 2023 due mainly to strong performance of the valuation component.

Outlook and Positioning

Valuation was the biggest differentiator in 2023, as more reasonably valued companies strongly outperformed expensively valued companies. The effect was consistent across the valuation spectrum as the most reasonably valued 25% of the universe was the best-performing segment, followed by the next cheapest 25%, with the most expensive quartile being by far the worst-performing segment. Within value, higher quality lagged the other value segments for the year, amplified by the low-quality rally of the fourth quarter. 2023 marks the third year in a row when the Fund’s strategy recorded strong relative returns compared to the benchmark. Yet even with the strong returns, exiting the fiscal year, the positioning of the stocks that we prefer remains within the top 25% best of all time. The expensive companies we look to avoid, which underperformed over the past few years, have still not given up their previous gains and remain within the 20% most expensive over all time periods. We remain confident in our outlook going forward.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Helia Group, Ltd.	1.03	0.74	Manulife U.S. Real Estate Investment Trust	0.08	-0.15
Kobe Steel, Ltd.	0.75	0.71	Perseus Mining, Ltd.	0.30	-0.17
Bank of Georgia Group PLC	1.06	0.67	Whitehaven Coal, Ltd.	0.30	-0.18
Marks & Spencer Group PLC	0.67	0.54	Delek Automotive Systems, Ltd.	0.20	-0.20
Computacenter PLC	0.96	0.50	Incitec Pivot, Ltd.	0.52	-0.21

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	13

Segall Bryant & Hamill International Equity Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns*

	12/08/23 -					Since	Inception
	12/31/23**	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (CIQRX)	4.70%	21.06%	—	—	—	3.92%	12/8/23
Institutional Class (CIEQX)	4.70%	21.23%	—	—	—	4.06%	10/27/21
MSCI EAFE Index	4.63%	18.24%	—	—	—	0.50%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.80%; Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.65%; Net: 0.99%

Sector Allocation (as of 12/31/2023)

Financials	18.4%
Industrials	16.1%
Health Care	12.8%
Consumer Discretionary	11.1%
Information Technology	9.7%
Consumer Staples	9.6%
Materials	7.7%
Energy	4.7%
Communication Services	3.8%
Utilities	3.5%
Real Estate	2.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Novartis A.G.	2.2%
Kyocera Corp.	1.9%
Mitsubishi Corp.	1.7%
Shell PLC	1.7%
Roche Holding A.G.	1.6%
GSK PLC	1.4%
Novo Nordisk A/S	1.3%
KDDI Corp.	1.3%
Nissin Foods Holdings Co., Ltd.	1.2%
Enel S.p.A.	1.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	The quoted performance of the Fund reflects the past performance of Segall Bryant & Hamill International Fund, LP (the “Predecessor Fund”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Predecessor Fund was organized into the Institutional Class shares on December 8, 2023, the date the Fund commenced operations. The Fund has been managed in the same style since the Predecessor Fund’s inception on October 27, 2021. The Fund’s annual returns and longterm performance reflect the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on October 27, 2021 through December 8, 2023, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

**	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

14	| www.sbhfunds.com

Segall Bryant & Hamill International Equity Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

International large cap stocks in developed markets ended 2023 on a strong note and, as measured by the MSCI EAFE Index, posted an 18.24% return for the year as optimism grew in the fourth quarter that signs of cooling inflation will allow central bankers to begin to cut interest rates. All four major benchmark regions ended 2023 in positive territory with Europe up the most, Japan in close second, the United Kingdom in third, and the Far East with the lowest return. Within Europe, Italy and Spain were the top performers, led by strong gains in their banking industries as earnings improved with higher rates. Japan posted a solid gain for 2023 as the government provided stimulus for the economy early in the year and exporters benefitted from the weaker yen and increased demand from China for semiconductors. Positive economic data on retail sales and Purchasing Managers’ Index (PMI) helped drive a year-end rally in the UK, especially in the industrials sector. In the Far East, the index’s worst-performing country for the year, Hong Kong, was a drag on the region’s return due in large part to geopolitical concerns and the economic struggles of China. All eleven benchmark sectors ended 2023 with gains with Information Technology finishing top as the demand for artificial intelligence (AI) chips drove gains in semiconductor stocks. Consumer Staples was the worst-performing sector on concerns of slowing tobacco and alcohol sales.

Since the inception of the Segall Bryant & Hamill International Equity Fund on December 8, 2023, it returned 4.70% (Retail Class) compared to the 4.63% return of the Fund’s benchmark, the MSCI EAFE Index, during that same period. At the regional level, stock selection was positive in Japan and the UK but negative in the Far East and Europe. At the sector level, positive stock selection in Consumer Discretionary and Industrials was offset by negative selection in Communication Services and Materials.

The Fund seeks to outperform its benchmark with a portfolio of companies that possess traditional value characteristics coupled with positive price and earnings momentum factors. Our approach is to identify stocks that are attractively priced relative to their peers while also being stronger and healthier than peers. Low interest rates and the COVID pandemic saw investors buying more expensively valued companies with little regard to the price being paid as the MSCI EAFE Growth Index outperformed the MSCI EAFE Value Index from 2017-2021. That trend reversed over the last two years as undervalued companies came back into favor with the MSCI EAFE Value Index outperforming the MSCI EAFE Growth Index by 17.36% in 2022 and 1.37% in 2023. Even with the recent outperformance of the Fund’s area of focus, we believe the positioning of our favored stocks remains nearly as compelling as seen at the end of 2022 (when these stocks were at the largest discount versus the market since 1987) and, exiting the period, they remain within the top 15% of history. From an asset class perspective, international large cap stocks are the cheapest they have ever been relative to U.S. large cap since 1987. With positioning this compelling, we are excited at the prospects for the asset class and the Fund’s strategy within it going forward.

Annual Report | December 31, 2023 |	15

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	21.62%	7.56%	9.94%	7.05%	8.36%	6/1/88
Institutional Class (WIMVX)	21.87%	7.73%	10.09%	7.21%	8.43%	9/28/07
MSCI World Index	23.79%	7.27%	12.80%	8.60%	7.53%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.43%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 0.74%

Sector Allocation (as of 12/31/2023)

Information Technology	24.7%
Financials	16.1%
Health Care	14.2%
Industrials	13.2%
Consumer Discretionary	11.8%
Consumer Staples	6.3%
Energy	4.5%
Communication Services	4.0%
Materials	3.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Microsoft Corp.	4.5%
Quanta Services, Inc.	2.8%
Visa, Inc.	2.7%
JPMorgan Chase & Co.	2.6%
Apple, Inc.	2.5%
D’ieteren Group	2.5%
Partners Group Holding A.G.	2.5%
Parker-Hannifin Corp.	2.4%
Alphabet, Inc.	2.3%
UnitedHealth Group, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Please note that for longer term performance numbers, prior to April 29, 2016 the Fund was known as the Westcore Blue Chip Dividend Fund, prior to April 30, 2018 the Fund was known as the Westcore Global Large-Cap Dividend Fund, and prior to September 19, 2020 the Fund was known as the Segall Bryant & Hamill Global Large Cap Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2023, the Segall Bryant & Hamill Global All Cap Fund returned 21.62% (Retail Class) compared to the Fund’s benchmark, the MSCI World Index, which returned 23.79%. For the year, security selection, sector allocation, and cash allocation detracted from relative performance. In pursuing the Fund’s investment objective and principal investment strategies, the team seeks to invest in companies that generate high return on invested capital (ROIC), produce quality financial metrics, and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing areas for the year relative to the benchmark were Industrials, Health Care, and Utilities. Stock selection drove outperformance in Industrials with a continued recovery in air travel post pandemic, helping holdings outperform. Investors also continued to embrace companies with strong market positions in electrification/renewable products and services such as Quanta Services, Inc. (PWR). In Health Care, stock selection drove outperformance, credited in large part to outperformance from direct beneficiaries of the GLP-1 medication franchise. Selection was aided by avoiding several major large-cap biopharma names that underperformed. The Fund benefited from its underweight allocation to Utilities as the sector significantly lagged the market.

Detractors from Return

For the year, Consumer Discretionary, Information Technology, and Communication Services were the Fund’s largest relative detractors on a sector level. Selection effect was negative in Consumer Discretionary, a combination of the Fund’s underweight position in significantly outperforming mega-cap growth names and underwhelming fundamental performance from holdings such as luxury group Capri Holdings, Ltd. (CPRI). The underperformance in Information Technology was due to stock selection. Selection effect was positive in Communication Services; however, the Fund’s underweight allocation to the sector offset positive stock selection.

Outlook and Positioning

A 2023 market, which had been mostly propped up by the “Magnificent Seven1,” ended the year euphoric about the prospect that the Federal Reserve (Fed) may have accomplished its mission of taming inflation and maneuvering a “soft landing.” The gain by these stocks was most impressive and the year ended with these seven names representing 44% of the return of the MSCI World Index. As a result, this group of seven ended the year comprising over 18% of the index. Periods of heavy concentration of the index, usually by sector, are not common, but they do occur (Tech in 1999, Financials in 2008). Experience suggests that the aftermath of these types of periods is not generally positive for the ones so favored.

As we look forward to 2024, most interest rate forecasts suggest that the central banks will cut short-term rates in 2024, a reprise of last year’s forecast that called for the same. Our view is unchanged: we have no strong feeling about the direction of short-term rates other than to observe that this may be one of those situations in which one shouldn’t wish too hard for something for fear the wish might come true. It remains to be seen whether the Fed has succeeded in attaining its inflation goals and/or avoided a recession. Fortunately for us, macro concerns are not a key driver of our stock selection process as we remain focused on selecting what we believe to be high quality companies with attractively valued stocks, strong cultures, resilient competitive advantages, fortified balance sheets and ROIC-focused leadership teams. Our macro work is designed solely to help us better understand the potential impact on individual asset valuations. It is, after all, not a stock market, but a market of stocks. In the best of times, there are stocks to be sold for reasons unique to them. Conversely, in the worst of markets, there are always opportunities to be found. We are always on the hunt for them.

Thank you for your consideration and continued support.

[1]	The Magnificent 7 stocks are a grouping of mega-cap stocks driving market performance due to heavy weighting in indexes such as the S&P 500® Index and the Russell 3000 Index. The group includes Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta.

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Microsoft Corp.	4.20	2.22	Chevron Corp.	1.53	-0.31
Apple, Inc.	3.40	1.71	Diageo PLC	2.02	-0.31
Quanta Services, Inc.	3.08	1.28	Franco-Nevada Corp.	1.70	-0.34
Monolithic Power Systems, Inc.	1.96	1.27	RTX Corp.	1.13	-0.35
Alphabet, Inc.	2.34	1.20	Capri Holdings, Ltd.	0.56	-0.67

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	17

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to provide current income and competitive total return.

Fund Management

James D. Dadura, CFA Portfolio Manager

Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (SBHPX)	5.09%	0.88%	1.65%	—	1.67%	4.59%	12/14/18
Institutional Class (SBAPX)	5.17%	1.00%	1.76%	—	1.78%	4.68%	12/14/18
Bloomberg U.S. Government/ Credit 1-3 Year Index	4.61%	0.09%	1.51%	—	1.60%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.81%, Net: 0.49%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.40%

Sector Allocation (as of 12/31/2023)

Industrial	68.6%
Utility	16.9%
U.S. Treasury Bonds & Notes	7.0%
Finance	4.2%
Asset Backed Securities	2.1%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings (as of 12/31/2023)

Daimler Trucks Retail Trust	3.0%
Georgia Power Co.	2.7%
Amphenol Corp.	2.1%
Delta Air Lines Pass Thru Trust	2.0%
Vistra Operations Co. LLC	2.0%
Pacific Gas & Electric Co.	2.0%
General Motors Financial Co., Inc.	2.0%
Nextera Energy Capital Holdings, Inc.	2.0%
American Water Capital Corp.	2.0%
Hewlett Packard Enterprise Co.	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without these fee waivers and/or expense reimbursements, the figures would have been 4.46% for the Retail Class and 4.12% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

18	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview

The year 2023 marked a volatile year for short-term rates. During the year, the 2-year Treasury yield spanned 145 basis points (bps), from a low of 3.77% to a high of 5.22%. Despite the volatility, rates ended similarly to where they began the year, with the 2-year Treasury at 4.25% after starting 2023 at 4.43%. The large moves throughout the year were driven by changing expectations in both the Federal Reserve’s (Fed) interest rate policy as well as the Treasury’s policy regarding issuance to fund government spending.

Higher absolute yields and tighter credit spreads led to good returns for short-term assets. The performance was enough to more than offset the negative returns for this asset class in 2022. Credit outperformed other short assets with the best returns coming from high yield. This performance was driven by strong company fundamentals and increased investor confidence that the Fed would engineer a “soft landing.”

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund returned 5.09% (Retail Class) for 2023 compared to a return of 4.61% for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index. The most significant drivers of the Fund’s relative performance during this period were sector selection and yield curve positioning.The Fund was overweight in corporate bonds. During the year, 1-3 year corporate securities returned 5.47% vs. 4.29% for Treasury securities. Performance was also helped by the Fund’s yield curve positioning. The Fund had a more barbelled maturity structure than the benchmark. This helped performance as 0-1 year and 2-3 year maturities outperformed 1-2 year maturities. During the year, the 1-year Treasury increased 6 bps, the 2-year Treasury declined 17 bps, and the 3-year Treasury declined 22 bps.

Outlook and Positioning

Short-maturity bonds continue to offer attractive yields that are greater than their stated duration. For example, at year-end, the yield on the Bloomberg U.S. Government/Credit 1-3 Year Index was 4.52% and the duration was 1.83 years. This yield “cushion” provides investors return protection heading into 2024.

Higher interest rates and increased volatility are creating pockets of opportunities for fixed income investors. Exiting the period, the Fund continues to emphasize liquidity and remains overweight the 0-1 year part of the yield curve relative to the benchmark. This positioning helps provide liquidity to capture future opportunities in an investment landscape characterized by higher yields than the market has experienced for much of the past decade. This emphasis on liquidity considerations leaves the duration of the Fund’s holdings shorter than the benchmark. We expect continued rate volatility in 2024 brought on by significant upcoming government funding needs coupled with the risk of changes in the traditional buyer base for Treasuries (e.g., commercial banks, the Federal Reserve, foreign entities, etc.). We will seek to continue to capitalize on this volatility to lock in higher yields in short-term maturities. The Fund’s high yield exposure remains below its historical average (approximately 3.5% at year-end). The supply of short-duration high yield declined after record-low rates in 2020 and 2021 and has now increased 50% from 2021 lows. We expect this greater availability to lead to opportunities for the Fund in 2024. Within the corporate sector, as of year-end, the Fund was overweight Industrial and Utility corporate securities and underweight Financials.

Annual Report | December 31, 2023 |	19

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term total rate of return consistent with preservation of capital.

Fund Management
Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTIBX)	7.47%	-2.46%	1.84%	2.33%	5.27%	4.62%	6/1/88
Institutional Class (WIIBX)	7.59%	-2.30%	1.99%	2.49%	5.34%	4.77%	9/28/07
Bloomberg U.S. Aggregate Bond Index	5.53%	-3.31%	1.10%	1.81%	5.43%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.69%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.54%, Net: 0.40%

Sector Allocation (as of 12/31/2023)

Mortgage-Backed Securities Passthrough	30.1%
Industrial	24.6%
U.S. Treasury Bonds & Notes	22.6%
Finance	9.9%
Utility	4.9%
Municipal Bonds	3.4%
Asset Backed Securities	2.2%
Residential Mortgage-Backed Securities	0.0%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings (as of 12/31/2023)

GTP Acquisition Partners I LLC	1.5%
SBA Tower Trust	1.4%
Bank of America Corp.	1.0%
Oglethorpe Power Corp.	1.0%
Occidental Petroleum Corp.	0.9%
Masco Corp.	0.9%
Tennessee Gas Pipeline Co. LLC	0.9%
Pfizer Investment Enterprises Pte. Ltd.	0.8%
Virginia Electric & Power Co.	0.8%
Provident Funding Associates LP/PFG Finance Corp.	0.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without these fee waivers and/or expense reimbursements, the figures would have been 4.59% for the Retail Class and 4.71% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview

Ten months into 2023, the fixed income market appeared poised for its third consecutive yearly decline, with the Bloomberg U.S. Aggregate Index (the “Agg”, the Fund’s benchmark) sitting at a year-to-date loss of -2.8%. A late-year rally, spurred by the Treasury’s announcement that it would focus largely on short-term issuance for upcoming government funding needs, led to a vigorous two-month rally that allowed the Agg to end the year with a full-year return of 5.53%. In addition, the market began pricing in numerous interest rate cuts in 2024 from the Federal Reserve (Fed), which was supported by the Fed’s own interest rate projections (the “dot plot”). As a result, Treasury yields ended the year at levels very near where they began 2023, masking a volatile year for rates. Corporate bonds were the top-performing sector within the Agg at 8.52% as spreads tightened across every investment grade corporate industry. Mortgage-backed securities (MBS) provided an excess return of 68 basis points (bps) over Treasuries. High yield (HY) corporates performed extremely well, outperforming similar-duration Treasuries by 886 bps. The number of HY issuers in default rose by 17 for the full calendar year. At 3.8% as of fiscal year end, the HY default rate is approaching the long-term average of 4.1% (since the start of data tracking in 2005).1

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned 7.47% (Retail Class) for 2023 compared to a return of 5.53% for the Agg, its benchmark. The Fund’s emphasis on corporate bond investing drove returns during 2023 as the overweight to corporate securities and underweight of U.S. Treasury securities versus the benchmark aided performance. Investment-grade corporate securities returned 8.52% during the year versus 4.05% for U.S. Treasuries. The Fund’s “plus” allocation to high quality HY securities was beneficial, as HY securities posted a return of 13.44% during 2023. The Fund’s MBS positioning increased throughout the year from a slight underweight to an overweight which also contributed to the Fund’s outperformance versus the index. Duration management and yield curve positioning were not materially impactful to relative performance. The Fund’s duration was slightly shorter than that of the benchmark throughout the year (95% to 97% of the benchmark duration).

Outlook

Significant upcoming government funding needs, coupled with the risk of changes in the traditional buyer base, lead us to expect continued Treasury rate volatility in 2024. Widespread geopolitical turmoil is likely to continue driving instability in global markets. Wars in the Middle East and Eastern Europe continue to dominate headlines. In addition, over 50 countries, including the U.S., and representing over 40% of the world’s GDP, will hold elections this year. Considering those stakes, we don’t expect geopolitical volatility to recede in the short term.

While risk assets rallied materially late in 2023, market history is replete with examples of Fed hiking cycles that ended in market distress, and we remain cognizant of that risk. Data compiled by Segall Bryant & Hamill analysts during the most recent earnings season continues to show a slowdown in the percentage of companies raising prices. With interest rates still elevated versus the recent past, we expect heavily indebted companies to feel added financial pressure, and we expect the HY default rate to continue migrating higher. In this environment, owning high quality credits with the ability to withstand volatility remains one of our highest priorities.

Positioning

As mentioned previously, we believe geopolitical uncertainty will likely contribute to future volatility and contributes to our bias toward securities we consider high quality. Exiting the period, the Fund remains overweight corporate bonds relative to the benchmark, which contributes to a yield advantage of 75 bps versus the benchmark entering 2024. Capturing the additional yield “cushion” in high quality corporate credit remains one of our strategic pillars. Within the corporate sleeve, we prefer short- to intermediate-duration securities as supply/demand dynamics within the long corporate space have driven spreads on long bonds to levels that appear less compelling. The Fund’s exposure to BBB rated bonds grew in the latest quarter, while HY exposure was relatively unchanged. Growing refinancing needs among HY issuers, coupled with higher refinancing rates, lead us to take a generally cautious approach to HY. Within the HY sleeve of the Fund, we tend to favor shorter duration bonds that provide interest rate protection and attractive excess returns versus longer duration investment grade credit. Further, we generally prefer our HY exposure to fall in the BB rating category. We continue to find value in MBS, and the Fund has maintained its slight overweight to MBS relative to the benchmark. We believe higher coupon MBS, in particular, currently offer compelling opportunities despite the increased prepayment risk. At the end of the year, the Fund’s effective duration was slightly shorter than the benchmark duration.

[1]	Bank of America Merrill Lynch

Annual Report | December 31, 2023 |	21

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term total rate of return consistent with preservation of capital.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTLTX)	12.16%	1.45%	4.68%	4.28%	6.75%	6.20%	6/1/88
Institutional Class (WILTX)	12.21%	1.62%	4.82%	4.45%	6.82%	6.36%	9/28/07
Bloomberg U.S. High Yield 2% Issuer Capped Index	13.44%	1.98%	5.35%	4.59%	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.95%, Net: 0.85%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.80%, Net: 0.70%

Sector Allocation (as of 12/31/2023)

Industrial	78.9%
Finance	13.0%
Utilities	5.3%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Occidental Petroleum Corp.	2.9%
Provident Funding Associates LP/PFG Finance Corp.	2.6%
IIP Operating Partnership LP	2.6%
Vista Outdoor, Inc.	2.5%
Range Resources Corp.	2.4%
Goodyear Tire & Rubber Co.	2.4%
KB Home	2.3%
Vistra Operations Co. LLC	2.3%
VICI Properties LP	2.2%
AMC Networks, Inc.	2.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without these fee waivers and/or expense reimbursements, the figures would have been 6.19% for the Retail Class and 6.29% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

22	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview

After posting a negative 11.19% return in 2022, the worst year of performance in the last 20 years except for 2008, the high yield (HY) market bounced back in 2023, returning a solid 13.44% (based on the Bloomberg U.S. High Yield 2% Issuer Capped Index). Every HY rating category finished the year with tighter spreads and double-digit returns. While the HY default rate rose during the year, it ended at 3.8%, below the long-term average of 4.1% (since the start of data tracking in 2005).1

The road to a strong year for high yield was not a straight path. Through the first 10 months of the year, the reported return was less than 40% of the final result. The gain earned in the last two months of 2023 was the 14th strongest return in the last 35 years for the HY market.2 The late-year rally started when the Treasury announced it would focus largely on short-term issuance for upcoming government funding needs. In addition, the market began pricing in numerous interest rate cuts in 2024 from the Federal Reserve (Fed), which was supported by the Fed’s own interest rate projections (the “dot plot”).

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund (Retail Class) returned 12.16% for the year versus 13.44% for its benchmark, the Bloomberg U.S. High Yield 2% Issuer Capped Index. The biggest detractor from relative performance in 2023 was the Fund’s quality bias. Given the market’s strong appetite for risk during the year, the Fund’s underweight to B and CCC rated issuers hurt relative returns. By rating category, the riskiest HY rating category, CCCs, led the way, returning 19.84%, followed by Bs at 13.78%, BBs at 11.60%, and intermediate BBBs at 7.96%. Security selection was a positive offset for relative performance for the year as the Fund had several positive credit events during the year. Finally, the Fund’s duration increased throughout the year relative to the benchmark although it proved to be a neutral factor in terms of performance.

Outlook and Positioning

While risk assets rallied materially late in 2023, market history is replete with examples of Fed hiking cycles that ended in market distress, and we remain cognizant of that risk. The absolute level of higher interest rates (relative to the recent past) will likely pressure heavily indebted companies, and we expect the HY default rate to continue drifting higher. Widespread geopolitical turmoil is likely to continue driving instability in global markets. Wars in the Middle East and Eastern Europe continue to dominate headlines. In addition, over 50 countries, including the U.S. and representing over 40% of the world’s GDP, will hold elections this year. Considering those stakes, we don’t expect geopolitical volatility to recede in the short term.

In this environment, owning high quality credits with the ability to withstand volatility remains one of our highest priorities. We remain constructive on high quality HY bonds and expect volatility to present continuing opportunities within the HY market. Corporate fundamentals remain resilient, while yield levels remain favorable versus recent history.

Irrespective of any future scenario, we remain committed to our bias toward assets we consider high quality. The quality bias of the Fund is represented through an overweight of BBB/BB rated securities along with an underweight of B/CCC rated securities. This composition is driven through our independent, bottom-up fundamental analysis, which includes stress testing for each issuer. The Fund remains invested in several “rising star” candidates. These are HY issuers, which are exhibiting improving credit quality characteristics, that we believe will transition to an investment-grade credit rating. The Fund carries a duration that is relatively in line with the Bloomberg U.S. High Yield 2% Issuer Capped Index.

Although no market participant is immune in volatile markets, the Fund has always favored securities that we consider high quality, which historically has provided some degree of relative protection.

As always, we appreciate the trust placed in us and intend to apply our standard rigor in evaluating all securities that comprise the Fund.

[1]	Bank of America Merrill Lynch

[2]	Source: Bloomberg Barclays Corporate High Yield Index data

Annual Report | December 31, 2023 |	23

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks income exempt from Federal income taxes.

Fund Management

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTTAX)	5.34%	-1.34%	1.83%	—	2.86%	3.41%	12/16/16
Institutional Class (WITAX)	5.50%	-1.19%	1.99%	—	3.03%	3.56%	12/16/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	5.26%	-0.05%	2.17%	—	2.48%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.73%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.57%, Net: 0.50%

Sector Allocation (as of 12/31/2023)

Revenue	72.8%
General Obligation	15.4%
Local Authority	7.2%
Corporate Bonds	4.6%
Certificate Participation	0.0%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

City of Whiting, Indiana Environmental Facilities	6.2%
Utah Infrastructure Agency Telecommunications	4.6%
IPMI 3 LLC	4.6%
Virginia Small Business Financing Authority	4.6%
Texas Department of Housing & Community Affairs	4.4%
Burke County Georgia Development Authority Pollution Control	4.4%
Indiana Finance Authority Environmental Refunding	3.4%
Southern California Public Power Authority	3.3%
Public Finance Authority Taxable Educational Facilities Wisconsin	3.0%
Long Island Power Authority	3.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without these fee waivers and/or expense reimbursements, the figures would have been 3.41% for the Retail Class and 3.53% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

24	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Rates and Fed Overview

Ten months into 2023, the fixed income market appeared poised for its third consecutive yearly decline. However, robust returns in November and December drove the Bloomberg U.S. Aggregate Bond Index (the Agg) to a 6.82% return in the quarter, bringing the full-year return to 5.53%. November and December’s results combined for the seventh-best two-month rolling-return sequence in the history of the Agg, and the strongest such sequence since 1982. The fourth quarter comeback began to take shape when the Treasury announced it would focus largely on short-term issuance for upcoming government funding needs. In addition, the market began pricing in numerous interest rate cuts in 2024 from the Federal Reserve (Fed), which was supported by the Fed’s own interest rate projections (the “dot plot”).

Municipal Market Overview

The fourth quarter marked a major reversal from the rest of the year, with municipal bond rates falling even further than their taxable counterparts. It was a dramatic ending to an eventful year. Do you remember the bank illiquidity panic and the failure of Silicon Valley Bank (SVB)? Surprisingly, that was not even twelve months ago.

As was the case in the rest of the bond market, municipals posted one of the largest single-quarter gains entirely in the last two months of 2023. We spoke in the third quarter of this year about how municipal rates had reached after-tax yield levels that investors often associate with much riskier asset classes. Many believed that either municipals were mispriced or risk assets needed to cheapen. As we have seen in the past, municipal rates tend to drift and gap lower due to the broken structure of the market. And what a gap lower it was. Dealers went from wanting to carry as little inventory as possible and offering unattractive back bids to panicked scrambling to buy any bonds at any level. This was compounded by the small amount of issuance typically associated with year-end. We ended the year at municipal-to-Treasury ratios that seemed far too low without a substantial leg lower in Treasury rates.

Fund Performance

For 2023, the Segall Bryant & Hamill Municipal Opportunities Fund (Retail Class) returned 5.34% while its benchmark, the Bloomberg U.S. 1-15 Year Municipal Bond Index, returned 5.26%.

The Fund focuses on approximately 92% of the municipal market that has maturity sizes under $10 million. This size makes them too small to be included in municipal indices which also means they are typically not included in passive funds. Because of this, the indices and passive funds generally will exclude lower beta bonds, an effect that can be amplified during extreme price moves. While the Fund led the index by a strong margin coming into the last two months of the year, this lower price beta contributed to a closing of the gap. Noting that price increases in bonds result in lower yields going forward, we believe that over time, the Fund will continue to prove itself out.

Outlook and Positioning

As the dust settled at year-end, municipal ratios were at extreme levels absent a significant pullback in municipals or another leg down in Treasury rates.

Our general outlook on the economy and rates is similar to last year. While we do not argue with the consensus that inflation is slowing, we believe there are meaningful nuances that are not being considered. In simple terms, we believe that while rate cuts are possible this year, the market’s expectation around their timing is likely overly aggressive. Again, while nuanced, going from 8% inflation to 4% can be significantly harder than going from 4% to 2%, which is the Fed’s long-term target.

As we have stated in the past, we are not rate prognosticators. The municipal market is heavily driven by and correlated to Treasury rates, albeit with a historical track record of both over- and undershooting fair valuations. While we are not predicting rates, combined moves between rates and municipal rates can, at times, present windows that we believe can give us a higher margin for error. For example, as of December 31, 2023, the Bloomberg 10-year AAA Municipal Bond Index sits at a 2.25% yield versus the 10-year Treasury at 3.88%. This 57% ratio is one of the lowest observed over the last five years. This, combined with the fact that in mid-October, the 10-year Treasury was yielding 5%, presents us with what we believe is a much more compelling case to capture gains and reinvest them going forward. In the negative outcome scenario, that rates leg down significantly again, what we are likely to see is municipals underperforming, as ratios sit at a historical low point. However, if rates are flat or rise, there is a higher probability that municipal bonds will not only underperform rates but overshoot in the other direction. This is an oversimplified way to analyze things, as we are looking at several other factors as well, but we hope this provides insight into our thinking about opportunities we see to be more active in our positioning.

With 6-7 rate cuts already priced into 2024, one thing is certain: it will be another interesting year in bonds regardless of the outcome.

Annual Report | December 31, 2023 |	25

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks income exempt from both federal and Colorado state personal income taxes.

Fund Management

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTCOX)	5.02%	-1.48%	1.39%	2.27%	3.97%	3.29%	6/1/91
Institutional Class (WICOX)	5.16%	-1.36%	1.53%	2.38%	4.00%	3.38%	4/29/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	5.26%	-0.05%	2.17%	2.58%	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.70%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.50%

Sector Allocation (as of 12/31/2023)

Revenue	45.7%
Variable Rate Demand Note	14.1%
General Obligation	17.0%
Certificate Participation	10.6%
Local Authority	8.6%
Escrow to Maturity	1.2%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Colorado Housing & Finance Authority	12.5%
Colorado Health Facilities Authority	10.6%
Denver Colorado City & County Airport System	9.0%
City of Colorado Springs Colorado Utilities System	6.6%
Rampart Range Colorado Metropolitan District	3.6%
Colorado Educational & Cultural Facilities Authority	3.5%
University of Colorado Hospital Authority	2.8%
Moffat County Colorado	2.8%
Board of Trustees of the Colorado School of Mines	2.8%
Gunnison Watershed Colorado School District	2.7%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without these fee waivers and/or expense reimbursements, the figures would have been 3.29% for the Retail Class and 3.38% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

26	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Rates and Fed Overview

Ten months into 2023, the fixed income market appeared poised for its third consecutive yearly decline. However, robust returns in November and December drove the Bloomberg U.S. Aggregate Bond Index (the Agg) to a 6.82% return in the quarter, bringing the full-year return to 5.53%. November and December’s results combined for the seventh-best two-month rolling-return sequence in the history of the Agg, and the strongest such sequence since 1982. The fourth quarter comeback began to take shape when the Treasury announced it would focus largely on short-term issuance for upcoming government funding needs. In addition, the market began pricing in numerous interest rate cuts in 2024 from the Federal Reserve (Fed), which was supported by the Fed’s own interest rate projections (the “dot plot”).

Municipal Market Overview

The fourth quarter marked a major reversal from the rest of the year, with municipal bond rates falling even further than their taxable counterparts. It was a dramatic ending to an eventful year. Do you remember the bank illiquidity panic and the failure of Silicon Valley Bank (SVB)? Surprisingly, that was not even twelve months ago.

As was the case in the rest of the bond market, municipals posted one of the largest single-quarter gains entirely in the last two months of 2023. We spoke in the third quarter of this year about how municipal rates had reached after-tax yield levels that investors often associate with much riskier asset classes. Many believed that either municipals were mispriced, or risk assets needed to cheapen. As we have seen in the past, municipal rates tend to drift and gap lower due to the broken structure of the market. And what a gap lower it was. Dealers went from wanting to carry as little inventory as possible and offering unattractive back bids to panicked scrambling to buy any bonds at any level. This was compounded by the small amount of issuance typically associated with year-end. We ended the year at municipal-to-Treasury ratios that seemed far too low without a substantial leg lower in Treasury rates.

Fund Performance

For 2023, the Segall Bryant & Hamill Colorado Tax Free Fund (Retail Class) returned 5.02% while its benchmark, the Bloomberg U.S. 1-15 Year Municipal Bond Index, returned 5.26%.

The Fund focuses on approximately 92% of the municipal market that has maturity sizes under $10 million. This size makes them too small to be included in municipal indices which also means they are typically not included in passive funds. Because of this, the indices and passive funds generally will exclude lower beta bonds, an effect that can be amplified during extreme price moves. While the Fund led the index by a strong margin coming into the last two months of the year, this lower price beta contributed to a closing of the gap. Noting that price increases in bonds result in lower yields going forward, we believe that over time, the Fund will continue to prove itself out.

Outlook and Positioning

As the dust settled at year-end, municipal ratios were at extreme levels absent a significant pullback in municipals or another leg down in Treasury rates.

Our general outlook on the economy and rates is similar to last year. While we do not argue with the consensus that inflation is slowing, we believe there are meaningful nuances that are not being considered. In simple terms, we believe that while rate cuts are possible this year, the market’s expectation around their timing is likely overly aggressive. Again, while nuanced, going from 8% inflation to 4% can be significantly harder than going from 4% to 2%, which is the Fed’s long-term target.

As we have stated in the past, we are not rate prognosticators. The municipal market is heavily driven by and correlated to Treasury rates, albeit with a historical track record of both over- and undershooting fair valuations. While we are not predicting rates, combined moves between rates and municipal rates can, at times, present windows that we believe can give us a higher margin for error. For example, as of December 31, 2023, the Bloomberg 10-year AAA Municipal Bond Index sits at a 2.25% yield versus the 10-year Treasury at 3.88%. This 57% ratio is one of the lowest observed over the last five years. This, combined with the fact that in mid-October, the 10-year Treasury was yielding 5%, presents us with what we believe is a much more compelling case to capture gains and reinvest them going forward. In the negative outcome scenario, that rates leg down significantly again, what we are likely to see is municipals underperforming, as ratios sit at a historical low point. However, if rates are flat or rise, there is a higher probability that municipal bonds will not only underperform rates but overshoot in the other direction. This is an oversimplified way to analyze things, as we are looking at several other factors as well, but we hope this provides insight into our thinking about opportunities we see to be more active in our positioning.

With 6-7 rate cuts already priced into 2024, one thing is certain: it will be another interesting year in bonds regardless of the outcome.

Annual Report | December 31, 2023 |	27

Barrett Growth Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation and to maximize after-tax returns.

Fund Management

E. Wells Beck, CFA Portfolio Manager

Amy Kong, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns*

	Seven					Since	Inception
	Month **	1 Year	3 Years	5 Years	10 Years	Inception	Date
Barrett Growth Fund (BGRWX)	17.59%	32.93%	6.75%	15.67%	11.51%	5.98%	12/29/98
S&P 500® Index	15.17%	26.29%	10.00%	15.69%	12.03%	7.51%

Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 0.99%

Sector Allocation (as of 12/31/2023)

Information Technology	31.1%
Health Care	18.2%
Financials	17.9%
Consumer Discretionary	14.4%
Communication Services	5.7%
Consumer Staples	5.2%
Industrials	5.1%
Materials	2.3%

Sector classifications presented are based on the Global Industry Classifications Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

NVIDIA Corp.	9.0%
Microsoft Corp.	6.7%
Visa, Inc.	5.8%
Apple, Inc.	5.6%
Costco Wholesale Corp.	5.2%
Ares Management Corp.	5.0%
Alphabet, Inc.	4.7%
TJX Cos., Inc. (The)	4.4%
Amazon.com, Inc.	4.1%
Accenture PLC	4.1%

Top 10 holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	Prior to November 20, 2023, the performance results shown in the chart and table above are for periods prior to the reorganization and reflect the performance of the Predecessor Fund.

**	Represents the period from the last fiscal year end of May 31, 2023. Not annualized.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.barrettasset.com/barrettmutual. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

28	| www.sbhfunds.com

Barrett Growth Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

At the end of 2022, many investors felt an economic slowdown was inevitable. Fast forward twelve months to today and it now appears ‘economic resilience’ has emerged as a key theme on investors’ minds. Considering the list of disruptions – including an aggressive series of rate increases, the regional banking crisis, and adverse geopolitical warfare – that have impacted the economy, we anticipated business activity would meaningfully slow. Instead, we have been positively surprised to see U.S. consumption trends holding steady. Likewise, wage earnings at 4% higher than a year ago continue to act as a buffer, providing needed energy to keep the economic engine in motion.

Perhaps the more powerful support for the economy has been the latest announcement from the Federal Reserve (Fed). After months of affirming a ‘higher for longer’ interest rate policy, the Central Bank’s latest economic projections seem to suggest the possibility of several interest rate cuts in 2024. Some investors have dubbed this signal as the “Great Pivot”, which appears to hint that the restrictive monetary policy has had the desired effect on the economy, potentially cooling it enough to bring inflation down to the Fed’s target level of 2%. Trimming interest rates would allow Fed Chairman Jerome Powell to take his foot off the brake to steer the economy away from a recession. We believe a loosening monetary policy could be a net benefit to our strategy over the long run.

Turning to the Fund, for the calendar year 2023, the Barrett Growth Fund, including the performance of its predecessor fund (see Note 1), returned 32.93% (Retail Class) compared to a return of 26.29% for its benchmark, the S&P 500® Index.

This report covers 2023, but please note that the Fund’s fiscal year end was changed from May 31 to December 31. During the period between the Fund’s previous fiscal year-end on May 31, 2023 and December 31, 2023, the Fund outperformed the S&P 500® Index, returning 17.59% compared to the Index’s 15.17% return. Similar to full-year performance, the Fund’s strongest relative performing sectors during the seven-month period were Consumer Staples, Information Technology, and Financials, while Consumer Discretionary and Communication Services were among the largest detractors from performance.

Contributors to Return

Over the last twelve months, the three sectors in the Fund that contributed most to returns on a relative basis were Information Technology, Consumer Staples and Financials.

NVIDIA Corp., Microsoft Corp. and Ares Management Corp. generated the largest positive contribution to returns on an absolute basis. In general, the 2023 stock market rally was dominated by a handful of stocks, known as the “Magnificent 71”, in which NVIDIA and Microsoft are a part of. The market capitalization of this collective of stocks represent approximately one-third of the S&P 500® Index thus owning these stocks greatly supported the portfolio’s performance. Additionally, NVIDIA and Microsoft have benefitted from investor demand for Artificial Intelligence (AI)-related technology. NVIDIA is a dominant provider of graphics chips, which has enabled many companies to launch and potentially profit from AI features and services. Microsoft has multiple opportunities to benefit from AI, including a direct investment in Open AI (creator of ChatGPT) and has introduced a suite of AI-enhancements to help app developers and end-users. Separately, the higher interest rate environment has been a tailwind for Ares Management. Demand for private credit has significantly helped alternative investment managers that have been able to provide another source of financing. Although interest rates may start to decline in the coming quarters, bank regulation has also intensified, which means Ares should continue to do well, at least in our view. We are particularly attracted to companies like Ares that have demonstrated consistency and transparency with their earnings.

Detractors from Return

The three sectors that detracted the most from the Fund’s performance relative to its benchmark over the last twelve months were Consumer Discretionary, Communication Services and Real Estate. Danaher Corp., PayPal Holdings, Inc., and UnitedHealth Group, Inc. contributed the most to the downside on an absolute basis. Danaher’s biotechnology business has slowed due to China macro issues and inventory build-up. Additionally, the company’s diagnostics business, which includes COVID-related respiratory testing products, has been moderating in a post- pandemic world. We believe these challenges should stabilize in the coming quarters, and exiting the period we continue to see Danaher as a company benefiting from higher growth, higher margins and recurring revenue with exposure to attractive end- and geographic- markets. PayPal has disappointed due to several management missteps to grow its payments business. The company is looking at initiatives to reverse declines in its payments business and better monetize Venmo. Valuation levels for the stock have reset and we see the risk-reward ratio as compelling. United Healthcare is a solid player in the managed care space. The stock may have underperformed in 2023 as money flowed away from defensive companies, but in 2022 the company did well amidst the market downturn. At period end, we still believe United Healthcare’s fundamentals are sound and are unsurprised by the stock detracting from performance last year.

Outlook and Positioning

We see many crosscurrents within today’s economic landscape. Recession concerns appear to have abated, but we anticipate consumer and business activity to further moderate into 2024. We think a key theme for 2024 will be the economy’s continued reaction towards the lagged effects from the Fed’s aggressive monetary policy. The ability for the U.S. to potentially dodge a major downturn should be positively correlated to the employment market. The latest data appears to suggest that U.S. workers are still benefiting from a reasonable supply of job openings and year-over-year wage growth. Whether the existing labor situation and current consumption trends can sustain into 2024 remain top questions for many investors.

Looking ahead, our focus for 2024 remains on identifying companies that demonstrate high-quality characteristics, such as positive cash flow, competitive business models and that can stay innovative to maintain earnings growth.

[1]	The Magnificent 7 stocks are a grouping of mega-cap stocks driving market performance due to heavy weighting in indexes such as the S&P 500® Index and the Russell 3000 Index. The group includes Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta.

Annual Report | December 31, 2023 |	29

Barrett Growth Fund	Fund Overview
December 31, 2023 (Unaudited)

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
NVIDIA Corp.	7.40	9.27	Veralto Corp.	0.05	-0.02
Microsoft Corp.	6.31	3.52	Thermo Fisher Scientific, Inc.	2.12	-0.12
Ares Management Corp.	4.41	2.94	UnitedHealth Group, Inc.	3.31	-0.13
Apple, Inc.	5.67	2.75	PayPal Holdings, Inc.	0.92	-0.19
Amazon.com, Inc.	3.70	2.63	Danaher Corp.	2.93	-0.26

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

30	| www.sbhfunds.com

Barrett Opportunity Fund	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve above average long-term capital appreciation.

Fund Management

E. Wells Beck, CFA Portfolio Manager

John G. Youngman, Portfolio Manager

Amy Kong, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns*

	Four					Since	Inception
	Month**	1 Year	3 Years	5 Years	10 Years	Inception	Date
Barrett Opportunity Fund (SAOPX)	6.89%	17.72%	13.29%	12.03%	8.83%	10.68%	2/28/79
S&P 500® Index	6.37%	26.29%	10.00%	15.69%	12.03%	12.00%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.23%, Net: 0.99%

Sector Allocation (as of 12/31/2023)

Information Technology	20.5%
Financials	17.6%
Industrials	16.8%
Energy	15.1%
Consumer Discretionary	9.2%
Health Care	8.2%
Communication Services	7.0%
Real Estate	3.3%
Consumer Staples	2.1%

Sector classifications presented are based on the Global Industry Classifications Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

General Dynamics Corp.	11.2%
Microsoft Corp.	10.7%
Shell PLC	9.9%
Apple, Inc.	9.8%
Murphy USA, Inc.	7.3%
Alphabet, Inc.	7.0%
Bank of New York Mellon Corp. (The)	6.0%
Jefferies Financial Group, Inc.	6.0%
Automatic Data Processing, Inc.	5.5%
Murphy Oil Corp.	5.2%

Top 10 holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	Prior to November 20, 2023, the performance results shown in the chart and table above are for periods prior to the reorganization and reflect the performance of the Predecessor Fund.

**	Represents the period from the last fiscal year end of August 31, 2023. Not annualized.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.barrettasset.com/barrettmutual. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Annual Report | December 31, 2023 |	31

Barrett Opportunity Fund	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

At the end of 2022, many investors felt an economic slowdown was inevitable. Fast forward twelve months to today and it now appears ‘economic resilience’ has emerged as a key theme on investors’ minds. Considering the list of disruptions – including an aggressive series of rate increases, the regional banking crisis, and adverse geopolitical warfare – that have impacted the economy, we anticipated business activity would meaningfully slow. Instead, we have been positively surprised to see U.S. consumption trends holding steady. Likewise, wage earnings at 4% higher than a year ago continue to act as a buffer, providing needed energy to keep the economic engine in motion.

Perhaps the more powerful support for the economy has been the latest announcement from the Federal Reserve (Fed). After months of affirming a ‘higher for longer’ interest rate policy, the Central Bank’s latest economic projections seem to suggest the possibility of several interest rate cuts in 2024. Some investors have dubbed this signal as the “Great Pivot”, which appears to hint that the restrictive monetary policy has had the desired effect on the economy, potentially cooling it enough to bring inflation down to the Fed’s target level of 2%. Trimming interest rates would allow Fed Chairman Jerome Powell to take his foot off the brake to steer the economy away from a recession.

Turning to the Fund, for the calendar year 2023, the Barrett Opportunity Fund, including the performance of its predecessor fund (see Note 1), returned 17.72% compared to a return of 26.29% for its benchmark, the S&P 500® Index.

This report covers 2023, but please note that the Fund’s fiscal year end was changed from August 31 to December 31. During the period between the Fund’s previous fiscal year-end on August 31, 2023 and December 31, 2023, the Fund outperformed the S&P 500® Index, returning 6.89% compared to the Index’s 6.37% return. While Financials remained the Fund’s strongest relative performing sector during the four-month period, the Consumer Discretionary and Real Estate sectors were also strong contributors. Conversely, the Information Technology sector remained the Fund’s largest detractor relative to the benchmark, in part a result of the fund’s relative underweighting of the sector.

Contributors to Return

Over the last twelve months, the three sectors in the Fund that contributed most to returns on a relative basis were Financials, Utilities, and Consumer Staples.

Microsoft Corp., Apple, Inc., and Alphabet, Inc. generated the largest positive contribution to returns on an absolute basis. The strength in equity markets in 2023 was concentrated in a select number of stocks, known as the “Magnificent 71.” All three of these names were members of this group. While Alphabet and Microsoft have benefitted from investor demand for Artificial Intelligence (AI)-related technology, Apple’s share experienced strong demand after overcoming challenges the year prior. Microsoft has been able to benefit from a sticky Office suite subscriber base while also leveraging investments in Open AI (creator of ChatGPT) to offer an array of AI-enhancements to help app developers and end-users.

Similarly, Alphabet has been at the forefront of AI development for deployment across its offerings. For example, the company has integrated AI/ML capabilities to enhance results from search engine queries as well as targeting advertisement strategies to more effectively reach their target clients.

Detractors from Return

The three sectors that detracted the most (on a relative basis) over the last twelve months were Information Technology, Industrials, and Consumer Discretionary. Johnson & Johnson, Thermo Fisher Scientific, Inc., and PepsiCo, Inc. were among the largest detractors from performance for the Fund on an absolute basis. Thermo Fisher’s bioprocessing business has slowed due to inventory build-up. Additionally, the company’s life sciences business, which includes COVID-related revenue, has declined as activity finally reaches more normalized activity in a post- pandemic market. We believe these headwinds might moderate in the coming quarters offering Thermo Fisher potential to generate higher growth, margin, and revenue over the longer term. Johnson & Johnson experienced similar headwinds. The run-off of COVID-related revenues impacted results throughout the year. As an offset, the company spun out its consumer business and we believe is more nimble going forward. Chinese weakness and sanctions in Russia have limited growth in their device business segment. After a solid first half of 2023, Pepsi experienced headwinds going into the second half of the year. As the company continued to implement pricing strategies, case volumes were slipping. Concerns about the longer-term impact on demand due to the growing popularity of GLP-1 drugs on the company’s core products may have also weighed on the company’s price performance.

Outlook and Positioning

We see many crosscurrents within today’s economic landscape. While we believe the likelihood of an economic recession has diminished, we believe consumer spending and business activity to further moderate into 2024. We think a key theme for 2024 will be the economy’s continued reaction towards the lagged effects from the Fed’s aggressive monetary policy. The ability for the U.S. to potentially dodge a major downturn should be positively correlated to the employment market. The latest data appears to suggest that U.S. workers are still benefiting from a steady supply of job openings and continuing wage growth. Whether the existing labor situation and current consumption trends can sustain into 2024 remain top questions for many investors. Concerns of increasing geopolitical unrest remains a cloud looming on the horizon. European economic activity remains constrained by the conflicts in Ukraine and the Middle East. We remain vigilant assessing the impact of these issues on the companies in the Fund.

We continue to focus our efforts on identifying quality businesses that demonstrate attractive financial characteristics, such as positive cash flow, have competitive business models and that can stay innovative to maintain earnings growth.

[1]	The Magnificent 7 stocks are a grouping of mega-cap stocks driving market performance due to heavy weighting in indexes such as the S&P 500® Index and the Russell 3000 Index. The group includes Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta.

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Barrett Opportunity Fund	Fund Overview
December 31, 2023 (Unaudited)

Stock Performance (12/31/2022 to 12/31/2023)

	Average	Contribution		Average	Contribution
Top 5	Weight	To Return	Bottom 5	Weight	To Return
Microsoft Corp.	9.49	5.11	Automatic Data Processing, Inc.	4.90	-0.10
Apple, Inc.	8.40	3.79	PepsiCo, Inc.	3.52	-0.12
Alphabet, Inc.	6.81	3.60	AbbVie, Inc.	2.77	-0.12
Murphy USA, Inc.	7.42	2.11	Thermo Fisher Scientific, Inc.	3.00	-0.15
Shell PLC	10.07	1.98	Johnson & Johnson	1.52	-0.19

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Annual Report | December 31, 2023 |	33

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2023 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2023 and held until December 31, 2023.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2023 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2023*	December 31, 2023	Ratio(a)	During Period(b)
Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,053.50	1.08%	$5.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Institutional
Based on Actual Fund Return	$1,000.00	$1,054.70	0.96%	$4.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.37	0.96%	$4.76
Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,044.60	1.03%	$5.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.01	1.03%	$5.24
Institutional
Based on Actual Fund Return	$1,000.00	$1,045.60	0.86%	$4.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.87	0.86%	$4.38
Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,080.40	1.14%	$5.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.46	1.14%	$5.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,082.30	0.99%	$5.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04
Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,058.90	0.94%	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.47	0.94%	$4.79
Institutional
Based on Actual Fund Return	$1,000.00	$1,059.40	0.84%	$4.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.97	0.84%	$4.28
Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,089.30	1.38%	$7.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	1.38%	$7.02
Institutional
Based on Actual Fund Return	$1,000.00	$1,090.60	1.23%	$6.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.00	1.23%	$6.26
Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,098.20	1.22%	$6.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.22%	$6.41
Institutional
Based on Actual Fund Return	$1,000.00	$1,098.90	1.07%	$5.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.61	1.07%	$5.65
Segall Bryant & Hamill International Equity Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,092.00	1.14%	$0.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,002.54	1.14%	$5.75
Institutional
Based on Actual Fund Return	$1,000.00	$1,083.20	0.99%	$0.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,002.64	0.99%	$5.00

Annual Report | December 31, 2023 |	35

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2023 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2023*	December 31, 2023	Ratio(a)	During Period(b)
Segall Bryant & Hamill Global All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,065.50	0.89%	$4.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Based on Actual Fund Return	$1,000.00	$1,066.80	0.74%	$3.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$3.77
Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,032.10	0.49%	$2.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
Institutional
Based on Actual Fund Return	$1,000.00	$1,032.50	0.40%	$2.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,040.80	0.55%	$2.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,040.90	0.40%	$2.06
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,070.60	0.85%	$4.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Institutional
Based on Actual Fund Return	$1,000.00	$1,071.00	0.70%	$3.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,034.40	0.65%	$3.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$1,035.20	0.50%	$2.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,032.60	0.65%	$3.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$1,033.20	0.50%	$2.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Barrett Growth Fund(c)
Based on Actual Fund Return	$1,000.00	$1,107.90	1.13%	$6.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.51	1.13%	$5.75

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Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2023 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2023*	December 31, 2023	Ratio(a)	During Period(b)
Barrett Opportunity Fund(d)
Based on Actual Fund Return	$1,000.00	$1,105.50	1.28%	$6.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	1.28%	$6.51

*	Beginning Account Value is as of December 8, 2023 for Segall Bryant & Hamill International Equity Fund - Retail and Institutional Shares which represent the expenses during the period since commencement of operations.

(a)	Annualized, based on each Fund’s most recent one-half year expenses except for Segall Bryant & Hamill International Equity Fund - Retail and Institutional Shares.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period) except for Segall Bryant & Hamill International Equity Fund - Retail and Institutional Shares which are multiplied by 24/365 (to reflect period since inception) for the Actual Fund Returns and 184/365 (to reflect the one-half year period) for Hypothetical 5% Returns.

(c)	Prior to November 20, 2023, the fund expense information is for the Predecessor Fund. Effective November 20, 2023, the expense cap was decreased from 1.00% (excluding 12b-1 fees) to an overall expense cap of 0.99%.

(d)	Prior to November 20, 2023, the fund expense information is for the Predecessor Fund. Prior to November 20, 2023, there was no expense cap. Effective November 20, 2023, the expense cap was set at 0.99%.

Annual Report | December 31, 2023 |	37

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2023 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes.

Investors cannot invest directly in an index.

The Bloomberg U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from one to seventeen years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 24 emerging market indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designated to measure broad domestic securities markets.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited, the administrator of the indices, and have been licensed for use for certain purposes by Segall Bryant & Hamill. Bloomberg is not affiliated with Segall Bryant & Hamill, and Bloomberg does not approve, endorse, review, or recommend the Segall Bryant & Hamill Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Segall Bryant & Hamill Funds.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

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Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2023 (Unaudited)

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the measurement period.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Funds consider emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Annual Report | December 31, 2023 |	39

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2023 (Unaudited)

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

40	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2023 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.2673.

Name,
Address(1), Age,
Position with the
Trust, Term of
Position with
Trust(2), Number of
Portfolios in Fund
Complex Overseen
by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Janice M. Teague Retired CPA Birth Year 1954 Trustee: Since February 13, 2007 Chairman: Since January 1, 2021

●     Retired, June 2003 to present;

●     Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;

●     Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003; and

●     Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.

None

Thomas J. Abood Birth Year 1963 Trustee: Since November 1, 2018

●     Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director).

●     Board Member, Perception Capital Corp II, Inc., March 2021 to present (member and Chair of Compensation Committee);

●     Director, NELSON Worldwide LLC, May 2018 to present;

●     Board Member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);

●     Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to July 2021 (Board Member), July 2018 to July 2020 (Chair);

●     Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to July 2021 (member), July 2014 to July 2021 (Chair);

●     Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair);

●     Board Member and Past President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

Former Director of EVO Transportation and Energy Services, Inc. (2016 to October 2022)

Board Member of Perception Capital Corp II, Inc., March 2021 to present (member and Chair of Compensation Committee)

John A. DeTore, CFA Birth Year 1958 Trustee: Since December 31, 2009

●     Director, Strategic R&D, Arga Investment Management (investment management), 2021 to present;

●     CIO, Capitalogix, LLC, 2018 to 2021;

●     CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;

●     CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;

●     CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;

●     Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;

●     Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to 1999.

None

Annual Report | December 31, 2023 |	41

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2023 (Unaudited)

Name,
Address(1), Age,
Position with the
Trust, Term of
Position with
Trust(2), Number of
Portfolios in Fund
Complex Overseen
by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Rick A. Pederson Birth Year 1952 Trustee: Since February 13, 2007

●      President, Foundation Properties, Inc. (real estate investment management company), 1994 to present;

●      Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;

●      Advisor, Pauls Corporation, 2008 to 2018;

●      Board Member, Kivu Consulting Inc., 2019 to 2022;

●      Board Member, Citywide Banks, 2014-2016; Advisory Board, 2017 to present;

●      Director, National Western Stock Show (not-for-profit organization), 2010 to present;

●      Board Member, IRI Consulting, 2017 to 2019;

●      Board Member, History Colorado (not-for-profit organization), 2015 to 2020;

●      Board Member, Strong-Bridge Consulting, 2015 to 2019;

●      Board Member, Boettcher Foundation (not-for-profit organization), 2018 to present.

Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

James A. Smith Birth Year 1952 Trustee: Since December 31, 2009

●      Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 to present;

●      Private Equity Consultant, 2003 to 2016;

●      Trustee, The Nature Conservancy (non-profit), July 2007-July 2016; Chairman, June 2014 to June 2016

None

Lloyd “Chip” Voneiff Birth Year 1954 Trustee: Since April 30, 2021	● Retired, June 2012 – Present; ● Various Positions leading to Partner of PricewaterhouseCoopers (1976-2012).	None

*	As of the date of this annual report, the Trustees of the Trust oversee sixteen Segall Bryant & Hamill Funds.

(1)	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2023, there were twenty-eight funds in the Fund Complex: the sixteen Segall Bryant & Hamill Funds offered to the public; Columbia Variable Portfolio-Partners Small Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

42	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2023 (Unaudited)

TRUST OFFICERS(1)

Name, Address(2), Age,
Position with Trust,
Term of Position	Principal Occupation
Carolyn B. Goldhaber Birth Year 1978 President: Since February 15, 2023	● President, Segall Bryant & Hamill, LLC, May 2022 to present. ● Chief Financial Officer, Segall Bryant & Hamill, LLC, June 2014 - May 2022.

Jasper R. Frontz, CPA, CFA Birth Year 1968 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

●   Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●   Treasurer of the Trust, February 12, 1997 to February 16, 2024;

●    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018;

●    Partner, Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Jenny L Leamer Birth Year 1976 Assistant Treasurer: Since May 26, 2019

●    SVP, Fund Accounting of Ultimus Fund Solutions, LLC, 2020 to December 2023;

●    Mutual Fund Controller of Ultimus Fund Solutions, LLC, 2014 to December 2023;

●    Ultimus Managers Trust, Treasurer, October 2014 to December 2023;

●    Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●    Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

Maggie Bull Birth Year 1965 Secretary: November 16, 2021

●   Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC, August 2022 to present;

●   Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022;

●   Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to January 2020;

●   Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.

(1)	Each officer is appointed to serve in such capacity until his or her successor is duly appointed and qualified.

(2)	Each Officer may be contacted by writing to the Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual Report | December 31, 2023 |	43

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 96.5%
Consumer Discretionary — 9.7%
Automobiles & Components — 3.3%
Goodyear Tire & Rubber Co. (The) (a)	390,468	$5,591,502
Modine Manufacturing Co. (a)	260,017	15,523,015
		21,114,517
Consumer Durables & Apparel — 5.5%
Gildan Activewear, Inc. (Canada)	193,953	6,412,086
Polaris, Inc.	39,866	3,778,101
PVH Corp.	87,646	10,703,330
Steven Madden, Ltd.	109,737	4,608,954
VF Corp.	542,813	10,204,884
		35,707,355
Consumer Services — 0.9%
Papa John’s International, Inc.	76,327	5,818,407

Consumer Staples — 3.3%
Food, Beverage & Tobacco — 1.2%
Hain Celestial Group, Inc. (The) (a)	554,500	6,071,775
TreeHouse Foods, Inc. (a)	43,069	1,785,210
		7,856,985
Household & Personal Products — 2.1%
Coty, Inc. - Class A (a)	1,088,638	13,520,884

Energy — 6.6%
Energy — 6.6%
Chord Energy Corp.	42,637	7,087,548
Dril-Quip, Inc. (a)	219,795	5,114,630
Helmerich & Payne, Inc.	162,446	5,883,794
Matador Resources Co.	121,195	6,891,148
Murphy Oil Corp.	224,389	9,572,435
Range Resources Corp.	250,862	7,636,239
		42,185,794
Financials — 15.3%
Banks — 15.3%
Cadence Bank	334,647	9,902,205
Columbia Banking System, Inc.	259,480	6,922,926
Community Bank System, Inc.	130,387	6,794,467
Glacier Bancorp, Inc.	216,342	8,939,252
Hancock Whitney Corp.	161,221	7,833,728
Lakeland Financial Corp.	39,192	2,553,751
National Bank Holdings Corp. - Class A	284,973	10,598,146
Pacific Premier Bancorp, Inc.	213,765	6,222,699
Seacoast Banking Corp. of Florida	362,193	10,308,013
SouthState Corp.	114,707	9,687,006
Texas Capital Bancshares, Inc. (a)	118,105	7,633,126
United Community Banks, Inc.	203,716	5,960,730
WesBanco, Inc.	170,266	5,341,244
		98,697,293
Health Care — 8.3%
Health Care Equipment & Services — 5.2%
Adapthealth Corp. (a)	729,715	5,319,622
ICU Medical, Inc. (a)	129,719	12,938,173
NeoGenomics, Inc. (a)	397,813	6,436,614
Pediatrix Medical Group, Inc. (a)	482,084	4,483,381
	Shares	Value
Health Care Equipment & Services (continued)
Surmodics, Inc. (a)	118,439	$4,305,258
		33,483,048
Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
Alkermes PLC (Ireland) (a)	209,917	5,823,098
BioCryst Pharmaceuticals, Inc. (a)	330,506	1,979,731
Galapagos N.V. ADR (Belgium) (a)	252,892	10,280,060
Geron Corp. (a)	791,114	1,669,250
		19,752,139
Industrials — 26.0%
Capital Goods — 20.1%
AAR Corp. (a)	108,539	6,772,834
Apogee Enterprises, Inc.	203,285	10,857,452
Astec Industries, Inc.	158,637	5,901,296
AZZ, Inc.	226,219	13,141,062
Columbus McKinnon Corp.	109,826	4,285,410
Enerpac Tool Group Corp. - Class A	154,323	4,797,902
EnerSys	99,086	10,003,723
Mercury Systems, Inc. (a)	373,873	13,672,536
Quanex Building Products Corp.	315,120	9,633,218
Regal Rexnord Corp.	93,998	13,913,584
REV Group, Inc.	769,642	13,984,395
SPX Technologies, Inc. (a)	219,795	22,201,493
		129,164,905
Commercial & Professional Services — 4.6%
Conduent, Inc. (a)	735,227	2,683,578
KBR, Inc.	168,543	9,338,968
SP Plus Corp. (a)	338,093	17,327,266
		29,349,812
Transportation — 1.3%
ArcBest Corp.	71,925	8,646,104

Information Technology — 4.8%
Software & Services — 1.1%
OneSpan, Inc. (a)	220,870	2,367,726
Progress Software Corp.	89,479	4,858,710
		7,226,436
Technology Hardware & Equipment — 3.7%
Belden, Inc.	157,979	12,203,878
Ciena Corp. (a)	89,701	4,037,442
Plexus Corp. (a)	66,644	7,206,216
		23,447,536
Materials — 9.0%
Materials — 9.0%
Alamos Gold, Inc. - Class A (Canada)	402,656	5,423,776
Compass Minerals International, Inc.	297,791	7,540,068
Element Solutions, Inc.	305,720	7,074,361
Louisiana-Pacific Corp.	72,322	5,122,567
MP Materials Corp. (a)	230,746	4,580,308
Sensient Technologies Corp.	121,430	8,014,380
Silgan Holdings, Inc.	222,235	10,056,134
Summit Materials, Inc. - Class A (a)	269,180	10,352,663
		58,164,257

See Notes to Financial Statements.
44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2023

	Shares	Value
Real Estate — 8.3%
Real Estate — 8.3%
DigitalBridge Group, Inc. - Class A	310,240	$5,441,610
Empire State Realty Trust, Inc. - Class A	357,615	3,465,289
Equity Commonwealth	1,374,472	26,389,862
Physicians Realty Trust	337,372	4,490,421
STAG Industrial, Inc.	189,503	7,439,888
Terreno Realty Corp.	97,192	6,091,023
		53,318,093
Utilities — 5.2%
Utilities — 5.2%
ALLETE, Inc.	128,489	7,858,387
Avista Corp.	102,217	3,653,236
New Jersey Resources Corp.	142,845	6,368,030
OGE Energy Corp.	207,836	7,259,711
PNM Resources, Inc.	197,801	8,228,522
		33,367,886

Investments at Value — 96.5% (Cost $537,011,554)		$620,821,451

Other Assets in Excess of Liabilities — 3.5%		22,344,927

Net Assets — 100.0%		$643,166,378

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	45

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 96.8%
Communication Services — 1.6%
Media & Entertainment — 1.6%
New York Times Co. (The) - Class A	76,835	$3,764,147

Consumer Discretionary — 6.4%
Consumer Services — 5.2%
Bright Horizons Family Solutions, Inc. (a)	25,842	2,435,350
Churchill Downs, Inc.	37,220	5,022,095
Shake Shack, Inc. - Class A (a)	24,413	1,809,491
Texas Roadhouse, Inc.	25,877	3,162,946
		12,429,882
Retailing — 1.2%
Boot Barn Holdings, Inc. (a)	37,896	2,908,897

Consumer Staples — 2.4%
Food, Beverage & Tobacco — 1.0%
Simply Good Foods Co. (The) (a)	60,165	2,382,534

Household & Personal Products — 1.4%
BellRing Brands, Inc. (a)	59,228	3,283,008

Energy — 5.4%
Energy — 5.4%
Cactus, Inc. - Class A	63,076	2,863,651
Matador Resources Co.	66,201	3,764,189
Range Resources Corp.	80,262	2,443,175
TechnipFMC PLC (United Kingdom)	198,750	4,002,825
		13,073,840
Financials — 9.4%
Diversified Financials — 6.4%
Evercore, Inc. - Class A	12,432	2,126,494
Hamilton Lane, Inc. - Class A	47,251	5,360,153
Houlihan Lokey, Inc.	40,886	4,902,640
StepStone Group, Inc. - Class A	94,095	2,995,044
		15,384,331
Insurance — 3.0%
Goosehead Insurance, Inc. - Class A (a)	27,876	2,113,001
Kinsale Capital Group, Inc.	8,103	2,713,776
Selective Insurance Group, Inc.	25,263	2,513,163
		7,339,940
Health Care — 21.6%
Health Care Equipment & Services — 10.7%
Addus HomeCare Corp. (a)	34,158	3,171,570
CONMED Corp.	25,879	2,834,009
Ensign Group, Inc. (The)	43,052	4,830,865
Glaukos Corp. (a)	29,569	2,350,440
Globus Medical, Inc. - Class A (a)	35,961	1,916,362
Inari Medical, Inc. (a)	40,591	2,635,168
Integra LifeSciences Holdings Corp. (a)	41,981	1,828,272
Option Care Health, Inc. (a)	99,546	3,353,705
Surgery Partners, Inc. (a)	85,739	2,742,790
		25,663,181
	Shares	Value
Health Care Equipment & Supplies — 2.2%
Lantheus Holdings, Inc. (a)	43,850	$2,718,700
TransMedics Group, Inc. (a)	31,504	2,486,611
		5,205,311
Pharmaceuticals, Biotechnology & Life Sciences — 8.7%
Alkermes PLC (Ireland) (a)	130,254	3,613,246
Azenta, Inc. (a)	35,734	2,327,713
Blueprint Medicines Corp. (a)	41,712	3,847,515
Medpace Holdings, Inc. (a)	12,729	3,901,820
Natera, Inc. (a)	46,185	2,893,028
Vaxcyte, Inc. (a)	53,368	3,351,510
Xencor, Inc. (a)	51,067	1,084,153
		21,018,985
Industrials — 21.5%
Capital Goods — 14.6%
AAON, Inc.	32,571	2,406,020
Ameresco, Inc. - Class A (a)	52,922	1,676,040
Atkore, Inc. (a)	20,098	3,215,680
AZEK Co., Inc. (The) - Class A (a)	98,850	3,781,012
Comfort Systems USA, Inc.	17,345	3,567,346
Hexcel Corp.	59,923	4,419,321
John Bean Technologies Corp.	34,676	3,448,528
Kratos Defense & Security Solutions, Inc. (a)	116,733	2,368,513
Simpson Manufacturing Co., Inc.	16,296	3,226,282
SiteOne Landscape Supply, Inc. (a)	29,252	4,753,450
Trex Co., Inc. (a)	27,399	2,268,363
		35,130,555
Commercial & Professional Services — 5.6%
Casella Waste Systems, Inc. - Class A (a)	33,512	2,863,936
CBIZ, Inc. (a)	42,373	2,652,126
Montrose Environmental Group, Inc. (a)	61,871	1,987,915
Tetra Tech, Inc.	34,676	5,788,465
		13,292,442
Transportation — 1.3%
Saia, Inc. (a)	7,183	3,147,734

Information Technology — 21.5%
Semiconductors & Semiconductor Equipment — 7.3%
Credo Technology Group Holding, Ltd. (Cayman Islands) (a)	121,749	2,370,453
MACOM Technology Solutions Holdings, Inc. (a)	35,180	3,269,981
Onto Innovation, Inc. (a)	17,738	2,712,140
PDF Solutions, Inc. (a)	41,126	1,321,790
Power Integrations, Inc.	27,522	2,259,831
Rambus, Inc. (a)	44,666	3,048,455
SiTime Corp. (a)	20,548	2,508,500
		17,491,150
Software & Services — 11.9%
BlackLine, Inc. (a)	46,629	2,911,515
Box, Inc. - Class A (a)	132,589	3,395,604
Clearwater Analytics Holdings, Inc. - Class A (a)	55,946	1,120,599
Descartes Systems Group, Inc. (The) (Canada) (a)	44,252	3,719,823

See Notes to Financial Statements.
46	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2023

	Shares	Value
Software & Services (continued)
Endava PLC ADR (United Kingdom) (a)	52,273	$4,069,453
Globant S.A. (Luxembourg) (a)	15,254	3,630,147
Procore Technologies, Inc. (a)	19,769	1,368,410
Sprout Social, Inc. - Class A (a)	60,769	3,733,647
Workiva, Inc. (a)	46,964	4,768,255
		28,717,453
Technology Hardware & Equipment — 2.3%
Novanta, Inc. (Canada) (a)	32,811	5,525,700

Materials — 4.2%
Materials — 4.2%
Avient Corp.	58,632	2,437,332
Innospec, Inc.	29,111	3,587,640
Livent Corp. (a)	121,596	2,186,296
Materion Corp.	13,910	1,810,108
		10,021,376
Real Estate — 2.8%
Real Estate — 2.8%
Americold Realty Trust, Inc.	91,769	2,777,848
Terreno Realty Corp.	63,554	3,982,929
		6,760,777

Investments at Value — 96.8% (Cost $195,638,415)		$232,541,243

Other Assets in Excess of Liabilities — 3.2%		7,773,619

Net Assets — 100.0%		$240,314,862

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	47

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 94.1%
Consumer Discretionary — 13.3%
Automobiles & Components — 3.9%
Fox Factory Holding Corp. (a)	10,118	$682,763
Gentex Corp.	25,212	823,424
Modine Manufacturing Co. (a)	23,153	1,382,234
		2,888,421
Consumer Durables & Apparel — 4.7%
Carter’s, Inc.	8,225	615,970
Columbia Sportswear Co.	3,687	293,264
Gildan Activewear, Inc. (Canada)	26,274	868,619
Installed Building Products, Inc.	4,933	901,851
Steven Madden, Ltd.	19,761	829,962
		3,509,666
Consumer Services — 3.7%
Choice Hotels International, Inc.	3,238	366,865
Churchill Downs, Inc.	5,285	713,105
Texas Roadhouse, Inc.	8,661	1,058,634
Vail Resorts, Inc.	2,747	586,402
		2,725,006
Retailing — 1.0%
Five Below, Inc. (a)	3,395	723,678

Consumer Staples — 3.4%
Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.	2,778	763,228

Food, Beverage & Tobacco — 1.5%
Coca-Cola Consolidated, Inc.	523	485,553
Hain Celestial Group, Inc. (The) (a)	10,635	116,453
J & J Snack Foods Corp.	2,992	500,083
		1,102,089
Household & Personal Products — 0.9%
Inter Parfums, Inc.	4,514	650,061

Energy — 3.6%
Energy — 3.6%
Chord Energy Corp.	4,735	787,099
Civitas Resources, Inc.	12,030	822,612
Matador Resources Co.	19,357	1,100,639
		2,710,350
Financials — 6.7%
Banks — 6.7%
Ameris Bancorp	15,043	798,031
Glacier Bancorp, Inc.	19,105	789,419
Seacoast Banking Corp. of Florida	33,588	955,915
SouthState Corp.	12,983	1,096,414
United Bankshares, Inc.	18,546	696,402
United Community Banks, Inc.	22,869	669,147
		5,005,328
Health Care — 8.8%
Health Care Equipment & Services — 4.1%
Encompass Health Corp.	6,749	450,293
Ensign Group, Inc. (The)	9,106	1,021,784
Globus Medical, Inc. - Class A (a)	13,346	711,208
	Shares	Value
Health Care Equipment & Services (continued)
Insulet Corp. (a)	2,785	$604,289
Integra LifeSciences Holdings Corp. (a)	5,988	260,778
		3,048,352
Health Care Equipment & Supplies — 0.8%
Axonics, Inc. (a)	8,894	553,474

Pharmaceuticals, Biotechnology & Life Sciences — 3.9%
Bio-Techne Corp.	8,699	671,215
Halozyme Therapeutics, Inc. (a)	15,512	573,324
Medpace Holdings, Inc. (a)	2,332	714,828
Veracyte, Inc. (a)	18,395	506,046
Vericel Corp. (a)	12,930	460,437
		2,925,850
Industrials — 29.7%
Capital Goods — 19.5%
AAR Corp. (a)	11,721	731,390
AZEK Co., Inc. (The) - Class A (a)	20,788	795,141
Carlisle Cos., Inc.	3,308	1,033,518
Crane Co.	8,482	1,002,064
EMCOR Group, Inc.	4,900	1,055,607
EnerSys	7,189	725,801
EnPro Industries, Inc.	11,129	1,744,360
Griffon Corp.	11,754	716,406
ITT, Inc.	11,061	1,319,799
RBC Bearings, Inc. (a)	2,665	759,232
Regal Rexnord Corp.	4,486	664,018
SPX Technologies, Inc. (a)	11,917	1,203,736
Standex International Corp.	4,433	702,099
Timken Co. (The)	6,935	555,840
UFP Industries, Inc.	9,217	1,157,194
Vicor Corp. (a)	7,516	337,769
		14,503,974
Commercial & Professional Services — 7.6%
CACI International, Inc. - Class A (a)	3,364	1,089,465
Casella Waste Systems, Inc. - Class A (a)	14,769	1,262,158
KBR, Inc.	28,219	1,563,615
MAXIMUS, Inc.	8,922	748,199
WNS Holdings, Ltd. ADR (Jersey) (a)	15,195	960,324
		5,623,761
Transportation — 2.6%
Allegiant Travel Co.	6,260	517,139
Forward Air Corp.	4,544	285,681
Hub Group, Inc. - Class A (a)	12,583	1,156,881
		1,959,701
Information Technology — 17.6%
Semiconductors & Semiconductor Equipment — 4.7%
Onto Innovation, Inc. (a)	5,634	861,439
Rambus, Inc. (a)	8,299	566,407
Silicon Laboratories, Inc. (a)	5,309	702,221
Universal Display Corp.	7,143	1,366,170
		3,496,237

See Notes to Financial Statements.
48	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2023

	Shares	Value
Software & Services — 7.3%
Agilysys, Inc. (a)	12,048	$1,021,911
Alteryx, Inc. - Class A (a)	11,569	545,594
CCC Intelligent Solutions Holdings, Inc. (a)	84,363	960,895
Descartes Systems Group, Inc. (The) (Canada) (a)	14,536	1,221,896
Five9, Inc. (a)	8,660	681,455
Model N, Inc. (a)	24,819	668,376
Tenable Holdings, Inc. (a)	7,395	340,614
		5,440,741
Technology Hardware & Equipment — 5.6%
Advanced Energy Industries, Inc.	7,559	823,326
Badger Meter, Inc.	3,138	484,413
Ciena Corp. (a)	14,410	648,594
Crane NXT Co.	12,870	731,917
Littelfuse, Inc.	3,423	915,858
Pure Storage, Inc. - Class A (a)	15,308	545,883
		4,149,991
Materials — 7.8%
Materials — 7.8%
Berry Global Group, Inc.	12,365	833,277
Eagle Materials, Inc.	3,565	723,124
Element Solutions, Inc.	46,269	1,070,665
Graphic Packaging Holding Co.	27,721	683,323
Huntsman Corp.	13,499	339,230
Ingevity Corp. (a)	8,862	418,464
Materion Corp.	5,568	724,564
Silgan Holdings, Inc.	22,916	1,036,949
		5,829,596
Real Estate — 3.2%
Real Estate — 3.2%
Equity Commonwealth	27,770	533,184
First Industrial Realty Trust, Inc.	18,992	1,000,309
STAG Industrial, Inc.	20,615	809,345
		2,342,838

Investments at Value — 94.1% (Cost $56,098,436)		$69,952,342

Other Assets in Excess of Liabilities — 5.9%		4,354,779

Net Assets — 100.0%		$74,307,121

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	49

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 98.1%
Communication Services — 3.4%
Media & Entertainment — 3.4%
Alphabet, Inc. - Class C (a)	30,608	$4,313,585

Consumer Discretionary — 9.5%
Consumer Services — 2.7%
Service Corp. International	34,067	2,331,886
Vail Resorts, Inc.	4,754	1,014,837
		3,346,723
Retailing — 6.8%
Amazon.com, Inc. (a)	13,726	2,085,528
Home Depot, Inc. (The)	4,363	1,511,998
O’Reilly Automotive, Inc. (a)	2,323	2,207,036
TJX Cos., Inc. (The)	29,800	2,795,538
		8,600,100
Consumer Staples — 6.9%
Food, Beverage & Tobacco — 3.7%
Constellation Brands, Inc. - Class A	8,437	2,039,645
Mondelez International, Inc. - Class A	36,471	2,641,594
		4,681,239
Household & Personal Products — 3.2%
Church & Dwight Co., Inc.	17,982	1,700,378
Unilever PLC ADR (United Kingdom)	47,541	2,304,788
		4,005,166
Energy — 4.9%
Energy — 4.9%
Baker Hughes Co.	43,960	1,502,553
Chevron Corp.	15,320	2,285,131
ConocoPhillips	19,743	2,291,570
		6,079,254
Financials — 17.5%
Banks — 2.5%
JPMorgan Chase & Co.	18,066	3,073,027

Diversified Financials — 7.0%
Ares Management Corp. - Class A	28,915	3,438,572
Berkshire Hathaway, Inc. - Class B (a)	5,015	1,788,650
Visa, Inc. - Class A	13,747	3,579,031
		8,806,253
Insurance — 8.0%
Berkley (W.R.) Corp.	32,674	2,310,705
Globe Life, Inc.	20,313	2,472,499
Marsh & McLennan Cos., Inc.	9,655	1,829,333
Reinsurance Group of America, Inc.	21,135	3,419,220
		10,031,757
Health Care — 17.3%
Health Care Equipment & Services — 8.0%
Becton, Dickinson & Co.	10,008	2,440,251
McKesson Corp.	4,206	1,947,294
STERIS PLC (Ireland)	10,531	2,315,240
UnitedHealth Group, Inc.	6,425	3,382,570
		10,085,355
	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences — 9.3%
Bio-Techne Corp.	19,058	$1,470,515
Mettler-Toledo International, Inc. (a)	1,169	1,417,950
Novo Nordisk A/S ADR (Denmark)	29,994	3,102,879
Perrigo Co. PLC (Ireland)	61,411	1,976,206
Thermo Fisher Scientific, Inc.	3,336	1,770,716
Zoetis, Inc.	9,516	1,878,173
		11,616,439
Industrials — 12.8%
Capital Goods — 9.9%
Advanced Drainage Systems, Inc.	12,394	1,743,092
AZEK Co., Inc. (The) - Class A (a)	74,514	2,850,160
Dover Corp.	12,018	1,848,489
Quanta Services, Inc.	21,322	4,601,288
RTX Corp.	16,458	1,384,776
		12,427,805
Commercial & Professional Services — 2.9%
Jacobs Solutions, Inc.	13,758	1,785,788
Republic Services, Inc.	11,113	1,832,645
		3,618,433
Information Technology — 22.8%
Semiconductors & Semiconductor Equipment — 6.0%
ASML Holding N.V. (Netherlands)	2,404	1,819,636
Marvell Technology, Inc.	35,584	2,146,071
Microchip Technology, Inc.	19,228	1,733,981
Monolithic Power Systems, Inc.	2,943	1,856,385
		7,556,073
Software & Services — 11.6%
Fair Isaac Corp. (a)	1,938	2,255,851
Microsoft Corp.	16,366	6,154,271
Palo Alto Networks, Inc. (a)	6,726	1,983,363
Roper Technologies, Inc.	2,268	1,236,446
ServiceNow, Inc. (a)	4,027	2,845,035
		14,474,966
Technology Hardware & Equipment — 5.2%
Apple, Inc.	16,028	3,085,871
Keysight Technologies, Inc. (a)	12,096	1,924,352
Zebra Technologies Corp. - Class A (a)	5,672	1,550,328
		6,560,551

See Notes to Financial Statements.
50	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
Materials — 3.0%
Materials — 3.0%
Avery Dennison Corp.	12,781	$2,583,807
Franco-Nevada Corp. (Canada)	10,536	1,167,494
		3,751,301

Investments at Value — 98.1% (Cost $70,875,282)		$123,028,027

Other Assets in Excess of Liabilities — 1.9%		2,367,942

Net Assets — 100.0%		$125,395,969

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	51

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 98.6%
Communication Services — 9.3%
Media & Entertainment — 4.4%
China South Publishing & Media Group Co., Ltd. - Class A (China)	69,600	$99,762
Innocean Worldwide, Inc. - Class A (South Korea)	2,332	38,512
International Games System Co., Ltd. (Taiwan)	2,000	47,110
Jagran Prakashan, Ltd. (India) (a)	64,430	72,485
Jiangsu Phoenix Publishing & Media Corp., Ltd. - Class A (China)	17,300	21,468
JOYY, Inc. ADR (China)	3,900	154,830
Megacable Holdings S.A.B de C.V. (Mexico)	12,000	26,749
Sun TV Network, Ltd. (India)	10,532	90,087
Tencent Holdings, Ltd. (China)	37,500	1,415,800
Xinhua Winshare Publishing and Media Co., Ltd. - H Shares (China)	326,000	290,214
Yandex N.V. - Class A (Russia) *(a)(b)	810	0
		2,257,017
Telecommunication Services — 4.9%
Advanced Info Service PCL (Thailand)	10,700	67,430
APT Satellite Holdings, Ltd. (China)	654,000	182,400
China Tower Corp., Ltd. - H Shares (China) (c)	5,534,000	581,663
Etihad Etisalat Co. (Saudi Arabia)	25,542	336,644
Far EasTone Telecommunications Co., Ltd. (Taiwan)	10,000	25,999
Indus Towers, Ltd. (India) (a)	101,107	241,631
KT Corp. adr (South Korea)	19,100	256,704
LG Uplus Corp. (South Korea)	29,898	235,692
Mobile Telecommunications Co. (Saudi Arabia)	11,104	41,831
Mobile Telecommunications Co. KSCP (Kuwait)	60,560	99,589
Ooredoo Q.P.S.C. (Qatar)	50,887	152,361
Telekom Malaysia Bhd (Malaysia)	87,600	105,885
TIM S.A. ADR (Brazil)	6,600	121,902
Turkcell Iletisim Hizmetleri A.S. ADR (Turkey)	14,100	67,821
		2,517,552
Consumer Discretionary — 12.5%
Automobiles & Components — 5.1%
AAPICO Hitech PCL (Thailand)	92,400	75,143
Apollo Tyres, Ltd. (India)	32,941	179,666
Astra Otoparts Tbk P.T. (Indonesia)	155,100	23,775
BAIC Motor Corp., Ltd. - H Shares (China) (c)	868,500	253,756
Bajaj Auto, Ltd. (India)	1,068	87,205
Brilliance China Automotive Holdings, Ltd. (China)	52,000	28,964
CEAT, Ltd. (India)	5,185	151,118
Chaowei Power Holdings, Ltd. (China)	189,144	34,888
Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	53,000	77,432
China Motor Corp. (Taiwan)	9,000	33,083
	Shares	Value
Automobiles & Components (continued)
Hankook Tire & Technology Co., Ltd. (South Korea) (a)	1,358	$47,443
Hero MotoCorp, Ltd. (India)	4,536	225,454
Huayu Automotive Systems Co., Ltd. - Class A (China)	103,300	236,890
Hyundai Motor Co. (South Korea)	158	24,705
JK Tyre & Industries, Ltd. (India)	35,056	167,592
Kia Corp. (South Korea) (a)	4,750	365,130
Minth Group, Ltd. (China)	16,000	32,362
Samvardhana Motherson International, Ltd. (India)	21,389	26,186
SL Corp. (South Korea) (a)	1,287	35,346
SNT Motiv Co., Ltd. (South Korea)	832	27,661
Thai Stanley Electric PCL (Thailand)	17,267	93,168
Tianneng Power International, Ltd. (China)	194,000	163,775
Tong Yang Industry Co., Ltd. (Taiwan)	24,000	59,394
TYC Brother Industrial Co., Ltd. (Taiwan)	20,000	26,317
Xingda International Holdings, Ltd. (China)	845,606	157,024
		2,633,477
Consumer Durables & Apparel — 2.3%
361 Degrees International, Ltd. (China)	220,000	97,795
Best Pacific International Holdings, Ltd. (China)	220,000	31,274
Gree Electric Appliances, Inc. of Zhuhai - Class A (China)	110,500	501,212
Hisense Home Appliances Group Co., Ltd. - H Shares (China)	160,000	345,694
LF Corp. (South Korea) (a)	3,796	38,869
Youngone Corp. (South Korea) (a)	1,843	64,661
Youngone Holdings Co., Ltd. (South Korea)	1,443	86,768
		1,166,273
Consumer Services — 0.3%
DigiPlus Interactive Corp. (Philippines) (a)	349,379	50,470
Gourmet Master Co., Ltd. (Taiwan)	7,000	23,128
Sports Toto Bhd (Malaysia)	116,586	37,598
TTFB Co., Ltd. (Taiwan)	3,000	22,995
Wowprime Corp. (Taiwan)	2,199	17,860
		152,051
Retailing — 4.8%
Alibaba Group Holding, Ltd. ADR (China)	12,200	945,622
Bermaz Auto Bhd (Malaysia)	56,200	28,900
China Yongda Automobiles Services Holdings, Ltd. (China)	62,500	23,457
Dogan Sirketler Grubu Holdings A.S. (Turkey)	88,473	33,123
Dogus Otomotiv Servis ve Ticaret A.S. (Turkey)	7,279	63,324
EEKA Fashion Holdings, Ltd. (China)	65,000	118,086
HLA Group Corp., Ltd. - Class A (China)	118,000	123,384

See Notes to Financial Statements.
52	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Retailing (continued)
Hyundai Home Shopping Network Corp. (South Korea) (a)	580	$19,220
MBM Resources Bhd (Malaysia)	34,500	31,874
Naspers, Ltd. (South Africa)	872	149,272
Organizacion Terpel S.A. (Colombia)	19,911	39,837
PDD Holdings, Inc. ADR (China) (a)	1,000	146,310
Pou Sheng International Holdings, Ltd. (China)	294,000	25,603
Super Group, Ltd. (South Africa)	22,666	36,866
Truworths International, Ltd. (South Africa)	11,793	47,936
Vipshop Holdings, Ltd. ADR (China) (a)	36,600	650,016
		2,482,830
Consumer Staples — 5.7%
Food, Beverage & Tobacco — 5.3%
Almarai Co. JSC (Saudi Arabia)	7,579	113,641
Anadolu Efes Biracilik Ve Malt Sanayii A.S. (Turkey)	9,784	45,539
Anhui Gujing Distillery Co., Ltd. - Class B (China)	1,700	25,885
Binggrae Co., Ltd. (South Korea) (a)	1,022	43,065
China Feihe, Ltd. (China) (c)	660,000	361,109
China Foods, Ltd. (China)	656,455	247,162
China Shengmu Organic Milk, Ltd. (China)	461,000	15,651
Donwong F&B Co., Ltd. (South Korea) (a)	2,496	62,972
Eastern Co. SAE (Egypt)	74,386	67,487
Fomento Economico Mexicano, S.A.B. de C.V. ADR (Mexico)	3,100	404,085
Godfrey Phillips India, Ltd. (India)	4,868	123,319
Great Wall Enterprise Co., Ltd (Taiwan)	21,000	39,967
Grupo Herdez S.A.B. de C.V. (Mexico)	6,757	18,345
Gudang Garam Tbk P.T. (Indonesia)	29,100	38,410
Ichitan Group PCL (Thailand)	60,000	27,321
Indofood Sukses Makmur Tbk P.T. (Indonesia)	328,500	137,632
ITC, Ltd. (India)	63,480	352,330
Kaveri Seed Co., Ltd. (India)	6,387	46,982
Keck Seng Malaysia Bhd (Malaysia)	39,963	41,624
Oceana Group, Ltd. (South Africa)	33,257	128,493
Orion Holdings Corp. (South Korea) (a)	8,965	100,823
Samyang Holdings Corp. (South Korea) (a)	1,093	58,157
Sao Martinho S.A. (Brazil)	15,500	93,650
Savola Group (The) (Saudi Arabia)	4,571	45,550
Ta Ann Holdings Bhd (Malaysia)	89,800	71,616
Uni-President Enterprises Corp. (Taiwan)	11,000	26,681
		2,737,496
Household & Personal Products — 0.4%
Bajaj Consumer Care, Ltd. (India)	32,710	86,286
Chlitina Holding, Ltd. (Taiwan)	8,000	50,921
Grape King Bio, Ltd. (Taiwan)	14,000	71,089
		208,296
	Shares	Value
Energy — 5.0%
Energy — 5.0%
Adaro Energy Indonesia Tbk P.T. (Indonesia)	322,800	$49,859
Bharat Petroleum Corp., Ltd. (India)	9,453	51,189
China Coal Energy Co., Ltd. - H Shares (China)	53,000	48,242
China Petroleum & Chemical Corp. - H Shares (China)	220,000	115,291
China Shenhua Energy Co., Ltd. - H Shares (China)	35,500	121,744
Coal India, Ltd. (India)	85,931	387,995
COSCO SHIPPING Energy Transportation Co., Ltd. - H Shares (China)	24,000	22,646
Exxaro Resources, Ltd. (South Africa)	3,012	33,818
Gazprom PJSC (Russia) *(a)(b)	101,150	0
Indian Oil Corp., Ltd. (India)	35,503	55,367
LUKOIL PJSC ADR (Russia) *(a)(b)	2,253	0
Offshore Oil Engineering Co., Ltd. - Class A (China)	28,500	23,846
Oil & Natural Gas Corp., Ltd. (India)	135,549	333,694
ORLEN S.A. (Poland)	9,415	156,778
PetroChina Co., Ltd. - Class A (China)	27,100	26,948
PetroChina Co., Ltd. - H Shares (China)	182,000	120,263
Petroleo Brasileiro S.A. ADR (Brazil)	22,300	356,131
Petronet LNG, Ltd. (India)	41,150	110,025
PTT Exploration & Production PCL (Thailand)	23,400	101,088
PTT PCL (Thailand)	91,900	95,280
Reliance Industries, Ltd. 144A (India) (d)	2,960	185,000
Rosneft Oil Co. PJSC (Russia) *(b)	16,950	0
Saudi Arabian Oil Co. (Saudi Arabia) (c)	8,921	78,582
Thai Oil PCL (Thailand)	23,500	36,529
United Tractors Tbk P.T. (Indonesia)	38,300	56,281
		2,566,596
Financials — 22.8%
Banks — 17.8%
Agricultural Bank of China, Ltd. - Class A (China)	76,900	39,437
Agricultural Bank of China, Ltd. - H Shares (China)	304,000	117,263
Akbank T.A.S. (Turkey)	80,117	98,840
Alior Bank S.A. (Poland) (a)	2,317	44,986
Alpha Services and Holdings S.A. (Greece) (a)	41,600	70,667
Arab National Bank (Saudi Arabia)	42,688	288,717
Banco BBVA Peru S.A. (Peru)	57,684	24,854
Banco da Amazonia S.A. (Brazil)	2,200	43,083
Banco del Bajio S.A. (Mexico) (c)	44,400	148,678
Banco do Brasil S.A. (Brazil)	64,000	730,754
BanColombia S.A. ADR (Colombia)	1,700	52,309
Bangkok Bank PCL (Thailand)	19,100	86,773
Bank CIMB Niaga Tbk P.T. (Indonesia)	1,626,600	179,078
Bank Handlowy w Warszawie S.A. (Poland)	3,187	82,148

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	53

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Banks (continued)
Bank Mandiri Persero Tbk P.T. (Indonesia)	150,400	$59,087
Bank Negara Indonesia Persero Tbk P.T. (Indonesia)	141,200	49,274
Bank OCBC Nisp Tbk P.T. (Indonesia)	1,143,400	87,634
Bank of Baroda (India)	105,269	292,055
Bank of Beijing Co., Ltd. - Class A (China)	76,300	48,690
Bank of China, Ltd. - H Shares (China)	1,527,000	580,229
Bank of Chongqing Co., Ltd. - H Shares (China)	45,000	22,826
Bank of Communications Co., Ltd. - H Shares (China)	59,000	36,829
Bank of Hangzhou Co., Ltd. - Class A (China)	45,600	64,309
Bank of India (India)	27,452	37,098
Bank of Jiangsu Co., Ltd. - Class A (China)	49,000	46,184
Bank Pembangunan Daerah Jawa Timur Tbk P.T. (Indonesia)	594,437	24,131
Bank Polska Kasa Opieki S.A. (Poland)	4,693	181,467
Bank Saint Petersburg PJSC (Russia) *(b)	136,120	0
Bank Tabungan Negara Persero Tbk P.T. (Indonesia)	1,054,700	85,622
Banque Saudi Fransi (Saudi Arabia)	13,809	147,309
Canara Bank (India)	43,828	230,171
China CITIC Bank Corp., Ltd. - H Shares (China)	171,000	80,648
China Construction Bank Corp. - H Shares (China)	790,000	469,930
China Everbright Bank Co., Ltd. - H Shares (China)	451,000	134,015
China Merchants Bank Co., Ltd. - Class A (China)	11,200	43,913
China Minsheng Banking Corp., Ltd. - H Shares (China)	68,000	23,085
Chongqing Rural Commercial Bank Co., Ltd. - H Shares (China)	67,000	26,000
Commercial Bank P.S.Q.C. (The) (Qatar)	137,679	225,021
Credicorp, Ltd. (Peru)	1,000	149,930
Credit Agricole Egypt SAE (Egypt) (a)	63,723	42,757
CTBC Financial Holding Co., Ltd. (Taiwan)	276,000	254,632
East West Banking Corp. (Philippines)	158,200	24,338
Emirates NBD Bank PJSC (United Arab Emirates)	81,957	386,011
Eurobank Ergasias Services and Holdings S.A. (Greece) (a)	27,393	48,672
Faisal Islamic Bank of Egypt (Egypt)	23,957	24,789
Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	8,000	80,612
Haci Omer Sabanci Holding A.S. (Turkey)	14,225	29,048
Hana Financial Group, Inc. (South Korea)	4,703	156,814
Huaxia Bank Co., Ltd. - Class A (China)	40,200	31,828
	Shares	Value
Banks (continued)
Huishang Bank Corp., Ltd. - H Shares (China)	75,384	$22,880
Indian Bank (India)	41,510	209,824
Industrial & Commercial Bank of China, Ltd. - Class A (China)	86,200	58,049
Industrial & Commercial Bank of China, Ltd. - H Shares (China)	525,000	255,854
Industrial Bank Co., Ltd. - Class A (China)	19,100	43,625
Industrial Bank of Korea (South Korea) (a)	6,979	63,763
JB Financial Group Co., Ltd. (South Korea)	4,981	43,650
Karnataka Bank, Ltd. (The) (India)	12,175	34,216
Karur Vysya Bank, Ltd. (The) (India)	86,299	175,030
King’s Town Bank Co., Ltd. (Taiwan)	43,000	55,945
Krung Thai Bank PCL (Thailand)	209,400	111,823
National Bank of Kuwait S.A.K.P. (Kuwait)	71,846	208,305
Nedbank Group, Ltd. (South Africa)	20,896	246,688
Piraeus Financial Holdings S.A. (Greece) (a)	27,023	95,496
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland) (a)	5,975	76,452
Saudi Awwal Bank (Saudi Arabia)	17,800	178,454
Saudi Investment Bank (The) (Saudi Arabia)	68,866	292,003
Sberbank of Russia PJSC (Russia) *(b)	19,830	0
Shanghai Commercial & Savings Bank, Ltd. (The) (Taiwan)	112,000	170,639
Standard Bank Group, Ltd. (South Africa)	24,926	283,586
State Bank of India (India)	4,430	34,146
Union Bank of India, Ltd. (India)	102,542	146,594
VTB Bank PJSC (Russia) *(a)(b)	339,760,000	0
Woori Financial Group, Inc. (South Korea)	10,786	107,910
Yapi ve Kredi Bankasi A.S. (Turkey)	37,583	24,780
		9,172,257
Diversified Financials — 4.1%
AEON Credit Service M Bhd (Malaysia)	59,800	72,579
Capital Futures Corp. (Taiwan)	17,000	28,283
China Galaxy Securities Co., Ltd. - H Shares (China)	60,000	31,741
Far East Horizon, Ltd. (China)	67,000	52,733
Gentera S.A.B. de C.V. (Mexico)	128,400	178,306
IIFL Finance, Ltd. (India)	3,221	23,151
Inversiones La Construccion S.A. (Chile)	4,625	33,266
Manappuram Finance, Ltd. (India)	17,650	36,443
Meritz Financial Group, Inc. (South Korea) (a)	2,395	108,918
Power Finance Corp., Ltd. (India)	108,055	496,438
Qifu Technology, Inc. ADR (China)	1,900	30,058
REC, Ltd. (India)	136,932	678,780
Shinyoung Securities Co., Ltd. (South Korea)	795	36,508

See Notes to Financial Statements.
54	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Diversified Financials (continued)
Shriram Finance Co., Ltd. (India)	3,057	$75,402
Yuanta Financial Holding Co., Ltd. (Taiwan)	223,000	200,296
		2,082,902
Insurance — 0.9%
Allianz Malaysia Bhd (Malaysia)	14,900	59,869
Cathay Financial Holding Co., Ltd. (Taiwan) (a)	37,000	55,110
China Taiping Insurance Holdings Co., Ltd. (China)	23,000	19,834
DB Insurance Co., Ltd. (South Korea) (a)	1,012	65,147
Farglory Life Insurance Co., Ltd. (Taiwan) (a)	55,909	21,946
Mercuries & Associates Holding, Ltd. (Taiwan) (a)	57,498	25,648
Momentum Metropolitan Holdings (South Africa)	24,697	29,556
New China Life Insurance Co., Ltd. - H Shares (China)	13,500	26,339
People’s Insurance Co. Group of China, Ltd. (The) - H Shares (China)	97,000	29,836
Samsung Fire & Marine Insurance Co., Ltd. (South Korea) (a)	432	87,486
Syarikat Takaful Malaysia Keluarga Bhd (Malaysia) (a)	54,100	43,614
		464,385
Health Care — 3.5%
Health Care Equipment & Services — 0.8%
China Resources Medical Holdings Co., Ltd. (China)	300,500	185,437
InBody Co., Ltd. (South Korea) (a)	4,656	90,893
Sinopharm Group Co., Ltd. - H Shares (China)	57,200	149,909
		426,239
Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
Aurobindo Pharma, Ltd. (India)	6,346	82,625
Celltrion, Inc. (South Korea)	758	117,658
China Medical System Holdings, Ltd. (China)	83,000	147,086
China Shineway Pharmaceutical Group, Ltd. (China)	230,000	214,160
Consun Pharmaceutical Group, Ltd. (China)	370,492	226,322
Dr. Reddy’s Laboratories, Ltd. ADR (India)	1,500	104,370
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)	78,600	65,545
Humedix Co., Ltd. (South Korea)	792	20,577
Jubilant Pharmova, Ltd. (India)	5,664	37,090
Natco Pharma, Ltd. (India)	9,139	89,056
Tempo Scan Pacific Tbk P.T. (Indonesia)	1,247,200	148,650
Zydus Lifesciences, Ltd. (India)	13,902	115,079
		1,368,218
Industrials — 6.4%
Capital Goods — 4.1%
Acter Group Corp., Ltd. (Taiwan)	6,000	34,655
	Shares	Value
Capital Goods (continued)
Amara Raja Energy & Mobility, Ltd. (India)	6,660	$65,258
Ashok Leyland, Ltd. (India)	14,317	31,211
Astra International Tbk P.T. (Indonesia)	388,000	142,297
AviChina Industry & Technology Co., Ltd. - H Shares (China)	63,000	27,010
Balmer Lawrie & Co., Ltd. (India)	40,492	106,411
Beijing Urban Construction Design & Development Group Co., Ltd. - H Shares (China) (c)	81,000	20,550
Chicony Power Technology Co., Ltd. (Taiwan)	9,000	42,616
China Communications Services Corp., Ltd. - H Shares (China)	62,000	25,710
China Railway Group, Ltd. - H Shares (China)	112,000	49,939
Daewoo Engineering & Construction Co., Ltd. (South Korea) (a)	11,269	35,947
DMCI Holdings, Inc. (Philippines)	719,300	126,897
Doosan Bobcat, Inc. (South Korea)	2,830	109,577
ElSewedy Electric Co. (Egypt)	61,696	57,050
Ferreycorp S.A.A. (Peru)	71,742	47,913
FSP Technology, Inc. (Taiwan)	47,000	78,470
GS Holdings Corp. (South Korea)	2,129	66,999
GT Capital Holdings, Inc. (Philippines)	3,810	40,599
Horizon Construction Development, Ltd. (China) (a)(c)	2,481	1,459
Hyundai GF Holdings (South Korea) (a)	12,380	34,742
J. Kumar Infraprojects, Ltd. (India)	4,506	31,247
Kerjaya Prospek Group Bhd (Malaysia)	99,100	33,470
KOC Holding A.S. (Turkey)	10,352	49,583
LT Group, Inc. (Philippines)	307,800	49,910
LX Hausys, Ltd. (South Korea) (a)	835	28,041
Metallurgical Corp. of China, Ltd. - Class A (China)	90,700	39,094
Metallurgical Corp. of China, Ltd. - H Shares (China)	83,000	16,159
Nava, Ltd. (India)	21,296	112,028
NCC, Ltd. (India)	42,230	84,552
Sanghvi Movers, Ltd. (India)	3,053	29,984
Sime Darby Bhd (Malaysia)	136,100	69,679
Sinopec Engineering Group Co., Ltd. - H Shares (China)	50,000	25,616
Sinotruk Hong Kong, Ltd. (China)	81,500	159,986
Swaraj Engines, Ltd. (India)	1,011	29,419
TBEA Co., Ltd. - Class A (China)	42,530	82,675
Weichai Power Co., Ltd. - H Shares (China)	36,000	60,143
Welspun Enterprises, Ltd. (India)	6,564	25,718
Wilson Bayly Holmes-Ovcon, Ltd. (South Africa) (a)	5,767	41,007
Zhengzhou Coal Mining Machinery Group Co., Ltd. - H Shares (China)	20,000	21,936
		2,135,557

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	55

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Transportation — 2.3%
Anhui Expressway Co., Ltd. - H Shares (China)	58,000	$57,194
Blue Bird Tbk P.T. (Indonesia)	215,400	25,043
COSCO SHIPPING Holdings Co., Ltd. - H Shares (China)	38,000	38,207
EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	45,800	88,936
Eva Airways Corp. (Taiwan)	47,000	48,086
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	21,200	98,944
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	100	29,427
Gujarat Pipavav Port, Ltd. (India)	23,103	42,459
Hyundai Glovis Co., Ltd. (South Korea) (a)	2,436	358,787
Jiangsu Expressway Co., Ltd. - H Shares (China)	46,000	41,390
Korean Air Lines Co., Ltd. (South Korea) (a)	6,867	126,108
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	2,520	27,197
Qingdao Port International Co., Ltd. - H Shares (China) (c)	68,000	36,837
Qinhuangdao Port Co., Ltd. - H Shares (China)	156,500	26,859
Sinotrans, Ltd. - H Shares (China)	66,000	27,634
Taiwan Navigation Co., Ltd. (Taiwan)	25,000	26,835
Tianjin Port Development Holdings, Ltd. (China)	320,000	19,055
Zhejiang Expressway Co., Ltd. - H Shares (China)	44,160	29,481
ZTO Express Cayman, Inc. ADR (China)	1,000	21,280
		1,169,759
Information Technology — 21.3%
Semiconductors & Semiconductor Equipment — 10.7%
ASE Technology Holding Co., Ltd. ADR (Taiwan)	46,700	439,447
Chipbond Technology Corp. (Taiwan)	18,000	42,361
DB HiTek Co., Ltd. (South Korea) (a)	2,135	96,078
Foxsemicon Integrated Technology, Inc. (Taiwan)	4,000	27,389
GCL Technology Holdings, Ltd. (China)	536,000	85,116
Global Mixed-Mode Technology, Inc. (Taiwan)	6,000	51,538
GlobalWafers Co., Ltd. (Taiwan)	3,000	57,238
King Yuan Electronics Co., Ltd. (Taiwan)	19,000	52,430
LX Semicon Co., Ltd. (South Korea) (a)	3,674	245,116
Novatek Microelectronics Corp. (Taiwan)	12,000	201,782
Powertech Technology, Inc. (Taiwan)	41,000	188,166
Radiant Opto-Electronics Corp. (Taiwan)	10,000	43,292
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	30,380	3,159,520
Tongwei Co., Ltd. - Class A (China)	16,700	58,868
	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
United Microelectronics Corp. (Taiwan)	433,000	$737,577
		5,485,918
Software & Services — 2.5%
Arabian Internet & Communications Services Co. (Saudi Arabia)	983	90,743
HCL Technologies, Ltd. (India)	21,774	383,161
Oracle Financial Services Software, Ltd. (India)	1,653	83,613
Samsung SDS Co., Ltd. (South Korea) (a)	3,396	443,924
Zensar Technologies, Ltd. (India)	40,316	295,568
		1,297,009
Technology Hardware & Equipment — 8.1%
Chicony Electronics Co., Ltd. (Taiwan)	10,000	56,969
China Railway Signal & Communication Corp., Ltd. - Class A (China)	33,074	20,412
China Railway Signal & Communication Corp., Ltd. - H Shares (China) (c)	539,000	179,545
DataTec, Ltd. (South Africa)	53,273	117,957
Foxconn Industrial Internet Co., Ltd. - Class A (China)	15,300	32,568
Getac Holdings Corp. (Taiwan)	17,000	61,338
Hannstar Board Corp. (Taiwan)	23,000	41,358
Hon Hai Precision Industry Co., Ltd. (Taiwan)	194,000	659,873
KH Vatec Co., Ltd. (South Korea)	22,116	249,992
Pegatron Corp. (Taiwan)	59,000	167,604
Primax Electronics, Ltd. (Taiwan)	18,000	39,642
Redington, Ltd. (India)	115,761	245,750
Samsung Electronics Co., Ltd. (South Korea)	27,733	1,673,211
Simplo Technology Co., Ltd. (Taiwan)	4,000	54,650
Supreme Electronics Co., Ltd. (Taiwan)	25,827	50,844
Taiwan PCB Techvest Co., Ltd. (Taiwan)	32,000	45,118
Vindhya Telelinks, Ltd. (India)	1,517	39,872
Wasion Holdings, Ltd. (China)	532,000	267,142
ZTE Corp. - Class A (China)	51,000	190,195
		4,194,040
Materials — 7.7%
Materials — 7.7%
AECI, Ltd. (South Africa)	4,323	25,951
Aluminum Corp. of China, Ltd. - H Shares (China)	112,000	55,992
Asia Cement Co., Ltd. (South Korea)	3,310	26,744
Castrol India, Ltd. (India)	18,427	39,778
Cemex S.A.B. de C.V. ADR (Mexico) (a)	35,800	277,450
Chambal Fertilisers and Chemicals, Ltd. (India)	9,800	43,944
China BlueChemical, Ltd. - H Shares (China)	116,000	29,268
China Hongqiao Group, Ltd. (China)	59,000	48,310
China Lumena New Materials Corp. (China) (a)(b)	1,700	0
CMOC Group, Ltd. - H Shares (China)	42,000	22,977
CPMC Holdings, Ltd. (China)	63,000	54,285
Dongkuk Holdings Co., Ltd. (South Korea) (a)	10,287	69,436

See Notes to Financial Statements.
56	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Materials (continued)
Dongkuk Steel Mill Co., Ltd. (South Korea) (a)	5,057	$46,892
GCC S.A.B. de C.V. (Mexico) (c)	2,500	29,458
Goldsun Building Materials Co., Ltd. (Taiwan)	33,000	30,244
Grupo Mexico S.A.B de C.V. - Series B (Mexico)	7,700	42,708
Gulf Oil Lubricants India, Ltd. (India)	4,999	43,137
Hanil Holdings Co., Ltd. (South Korea)	7,551	65,097
Harmony Gold Mining Co., Ltd. ADR (South Africa)	15,400	94,710
Henan Shenhuo Coal & Power Co., Ltd. - Class A (China)	29,600	70,110
Hsin Kuang Steel Co., Ltd. (Taiwan)	17,000	31,919
Huaibei Mining Holdings Co., Ltd. - Class A (China)	27,700	64,927
Hyundai Steel Co. (South Korea) (a)	952	26,668
Jastrzebska Spolka Weglowa S.A. (Poland) (a)	2,587	27,646
Jiangxi Copper Co., Ltd. - Class A (China)	33,500	84,253
Jiangxi Copper Co., Ltd. - H Shares (China)	26,000	36,777
Jinan Acetate Chemical Co., Ltd. (Taiwan)	2,000	51,884
Jindal Saw, Ltd. (India)	17,727	87,712
JK Paper, Ltd. (India)	9,122	44,561
LOTTE Fine Chemical Co., Ltd. (South Korea) (a)	1,032	46,055
Magnitogorsk Iron & Steel Works PJSC (Russia) *(a)(b)	194,390	0
Maharashtra Seamless, Ltd. (India)	8,027	89,198
MOIL, Ltd. (India)	13,130	48,702
National Aluminium Co., Ltd. (India)	26,103	41,346
National Fertilizers, Ltd. (India)	35,911	39,453
NMDC, Ltd. (India)	150,856	379,642
Novolipetsk Steel PJSC (Russia) *(a)(b)(c)	2,870	0
OCI Holdings Co., Ltd. (South Korea)	449	36,631
Rashtriya Chemicals & Fertilizers, Ltd. (India)	21,227	40,651
SABIC Agri-Nutrients Co. (Saudi Arabia)	11,322	417,231
Sasol, Ltd. (South Africa)	17,406	175,426
SeAH Holdings Corp. (South Korea) (a)	409	34,092
SeAH Steel Holdings Corp. (South Korea) (a)	388	71,766
Taiwan Hon Chuan Enterprise Co., Ltd. (Taiwan)	17,000	69,157
Tharisa PLC (South Africa)	30,632	25,305
Tipco Asphalt PCL (Thailand)	97,600	46,507
TKG Huchems Co., Ltd. (South Korea) (a)	3,347	55,416
Tung Ho Steel Enterprise Corp. (Taiwan)	26,000	59,819
Vale S.A. ADR (Brazil)	38,974	618,128
Welspun Corp., Ltd. (India)	7,766	51,115
	Shares	Value
Materials (continued)
Yunnan Yuntianhua Co., Ltd. - Class A (China)	28,200	$61,964
		3,980,442
Real Estate — 1.6%
Real Estate — 1.6%
AP Thailand PCL (Thailand)	175,900	57,705
China Overseas Grand Oceans Group, Ltd. (China)	253,000	83,527
China Resources Land, Ltd. (China)	14,000	50,232
Country Garden Services Holdings Co., Ltd. (China)	30,000	25,979
Emaar Properties PJSC (United Arab Emirates)	84,432	182,062
Fu Hua Innovation Co., Ltd. (Taiwan)	54,000	51,858
Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A (China)	23,300	23,885
Kingdom Development Co., Ltd. (Taiwan)	25,000	31,624
Mah Sing Group Bhd (Malaysia)	419,800	75,866
Matrix Concepts Holdings Bhd (Malaysia)	112,100	40,310
Ozak Gayrimenkul Yatirim Ortakligi (Turkey) (a)	78,284	20,352
Sansiri PCL (Thailand)	545,700	28,032
SC Asset Corp. PCL (Thailand)	205,200	19,531
Shanghai Industrial Urban Development Group, Ltd. (China)	99,862	4,796
Shenzhen Investment, Ltd. (China)	330,000	48,598
Shui on Land, Ltd. (China)	356,500	32,905
YTL Hospitality REIT (Malaysia)	118,500	26,596
		803,858
Utilities — 2.8%
Utilities — 2.8%
Beijing Enterprises Holdings, Ltd. (China)	54,500	189,528
Centrais Eletricas Santa Catarina (Brazil)	4,400	59,273
China Resources Power Holdings Co., Ltd. (China)	24,000	48,092
Cia de Saneamento de Minas Gerais Copasa MG (Brazil)	13,600	57,415
Cia Energética de Minas Gerais ADR (Brazil)	41,300	95,816
Enel Chile S.A. (Chile)	1,355,991	87,931
ENN Natural Gas Co., Ltd. - Class A (China)	18,700	44,310
Huaneng Power International, Inc. - H Shares (China) (a)	60,000	31,829
Kunlun Energy Co., Ltd. (China)	102,000	92,051
NTPC, Ltd. (India)	109,398	408,679
OGK-2 PJSC (Russia) *(b)	5,740,000	0
Power Grid Corp. of India, Ltd. (India)	68,737	195,769
YTL Corp. Bhd (Malaysia)	128,100	52,708
YTL Power International Bhd (Malaysia)	86,400	47,763

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	57

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

	Shares	Value
Utilities (continued)
Zhejiang Zheneng Electric Power Co., Ltd. - Class A (China) (a)	68,500	$44,491
		1,455,655
Total Common Stocks (Cost $43,695,596)		50,757,827

PREFERRED STOCKS — 1.9%
Energy — 0.8%
Energy — 0.8%
Petroleo Brasileiro S.A. (Brazil)	27,100	414,088
Surgutneftegas PJSC (Russia) *(b)	541,500	0
		414,088
Financials — 0.1%
Banks — 0.1%
Banco do Estado do Rio Grande do Sul S.A. - Series B (Brazil) (c)	14,200	39,078
Banco ABC Brasil S.A. (Brazil)	7,575	39,100
		78,178
Industrials — 0.1%
Capital Goods — 0.1%
Randon S.A. Implementos e Participacoes (Brazil)	15,500	40,898

Information Technology — 0.8%
Technology Hardware & Equipment — 0.8%
Samsung Electronics Co., Ltd. (South Korea)	8,147	390,221

Utilities — 0.1%
Utilities — 0.1%
Cia de Saneamento do Parana (Brazil)	60,000	72,849

Total Preferred Stocks (Cost $954,002)		996,234
	Shares	Value
WARRANTS — 0.0%(e)
Real Estate — 0.0%(e)
Real Estate — 0.0%(e)
Noble Development PCL(a)(b) (Cost $0)	14,775	$0

Investments at Value — 100.5% (Cost $44,649,598)		$51,754,061

Liabilities in Excess of Other Assets — (0.5%)		(264,236)

Net Assets — 100.0%		$51,489,825

*	Security has been suspended from trading due to the ongoing conflict in Russia and Ukraine. As result, management made the decision to value the security at $0.

(a)	Non-income producing security.

(b)	Level 3 securities fair valued under procedures established by the Board of Trustees, representing 0.0% of net assets. The total value of these securities is $0.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $1,730,715, which represents 3.7% of net assets as of December 31, 2023.

(d)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
58	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2023

		% of Net
Country	Value	Assets
China	$13,961,231	27.1%
India	9,031,117	17.5%
Taiwan	8,168,722	15.9%
South Korea	6,742,592	13.1%
Brazil	2,871,101	5.6%
Saudi Arabia	2,030,705	4.0%
South Africa	1,436,571	2.8%
Mexico	1,328,560	2.6%
Indonesia	1,106,773	2.2%
Thailand	846,330	1.6%
Malaysia	839,951	1.6%
Poland	569,477	1.1%
United Arab Emirates	568,073	1.1%
Turkey	432,410	0.8%
Qatar	377,382	0.7%
Kuwait	307,894	0.6%
Philippines	292,214	0.6%
Peru	222,697	0.4%
Greece	214,835	0.4%
Egypt	192,083	0.4%
Chile	121,197	0.2%
Colombia	92,146	0.2%
Russia	0	0.0%
Total Investments	$51,754,061	100.5%
Liabilities in Excess of Other Assets	(264,236)	(0.5%)
Net Assets	$51,489,825	100.0%

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	59

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 98.4%
Communication Services — 4.3%
Media & Entertainment — 3.2%
Embracer Group A.B. (Sweden) (a)	293,908	$797,482
ITV PLC (United Kingdom)	416,178	334,972
MFE-MediaForEurope N.V. - Class A (Italy)	93,300	242,881
MFE-MediaForEurope N.V. - Class B (Italy)	57,952	209,019
Nippon Television Holdings, Inc. (Japan)	27,900	304,039
Perion Network, Ltd. (Israel) (a)	7,411	233,208
Reach PLC (United Kingdom)	385,326	367,431
Seven West Media, Ltd. (Australia) (a)	673,736	123,893
Television Francaise 1 S.A. (France)	29,774	234,530
Vector, Inc. (Japan)	48,347	387,762
ZIGExN Co., Ltd. (Japan)	103,700	389,517
		3,624,734
Telecommunication Services — 1.1%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	200,635	273,688
Millicom International Cellular S.A. (Sweden) (a)	7,211	129,228
Proximus S.A.D.P. (Belgium)	56,800	534,018
Telekom Austria A.G. (Austria) (a)	43,321	365,871
		1,302,805
Consumer Discretionary — 13.1%
Automobiles & Components — 4.4%
Autoneum Holding A.G. (Switzerland) (a)	386	62,664
Dowlais Group PLC (United Kingdom)	145,237	197,415
Eagle Industry Co., Ltd. (Japan)	17,600	199,241
FCC Co., Ltd. (Japan)	22,593	278,259
Gestamp Automocion S.A. (Spain)	139,472	539,917
G-Tekt Corp. (Japan)	16,600	201,446
Johnson Electric Holdings, Ltd. (Hong Kong)	170,500	270,817
KYB Corp. (Japan)	8,300	287,870
Mitsubishi Motors Corp. (Japan)	115,400	365,286
Nippon Seiki Co., Ltd. (Japan)	31,700	257,481
Niterra Co., Ltd. (Japan)	8,100	191,860
Pacific Industrial Co., Ltd. (Japan)	34,925	317,412
SAF-Holland S.E. (Germany)	7,885	132,360
Schaeffler A.G. - Preferred Shares (Germany)	85,277	527,183
Sumitomo Riko Co., Ltd. (Japan)	28,300	211,453
TI Fluid Systems PLC (United Kingdom) (b)	79,975	156,564
Tokai Rika Co., Ltd. (Japan)	14,900	229,062
Toyo Tire Corp. (Japan)	30,700	512,190
Toyoda Gosei Co., Ltd. (Japan)	2,500	46,758
		4,985,238
Consumer Durables & Apparel — 4.1%
Beneteau S.A. (France)	39,787	549,028
Cairn Homes PLC (Ireland)	380,999	556,897
	Shares	Value
Consumer Durables & Apparel (continued)
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	16,868	$19,406
Cleanup Corp. (Japan)	15,900	77,101
JS Global Lifestyle Co., Ltd. (Hong Kong) (b)	2,637,500	523,593
Sangetsu Corp. (Japan)	23,386	513,371
SANKYO Co., Ltd. (Japan)	21,000	1,222,962
Sumitomo Forestry Co., Ltd. (Japan)	9,800	291,199
Tamron Co., Ltd. (Japan)	16,499	620,771
Vistry Group PLC (United Kingdom)	29,540	345,262
		4,719,590
Consumer Services — 1.4%
AcadeMedia A.B. (Sweden) (b)	48,101	246,609
Betsson A.B. - Class B (Sweden) (a)	94,439	1,017,522
ME GROUP INTERNATIONAL PLC (United Kingdom)	237,827	378,980
		1,643,111
Retailing — 3.2%
Accent Group, Ltd. (Australia)	406,924	537,736
Currys PLC (United Kingdom) (a)	907,700	584,359
Halfords Group PLC (United Kingdom)	221,708	562,722
Inchcape PLC (United Kingdom)	79,046	719,813
Nick Scali, Ltd. (Australia)	47,842	401,878
Super Retail Group, Ltd. (Australia)	77,189	829,646
Tokmanni Group Corp. (Finland)	3,780	61,074
		3,697,228
Consumer Staples — 6.7%
Food & Staples Retailing — 2.6%
Axial Retailing, Inc. (Japan)	10,064	296,034
Lawson, Inc. (Japan)	12,700	656,057
Life Corp. (Japan)	24,005	561,848
Marks & Spencer Group PLC (United Kingdom)	336,519	1,166,390
Mitsubishi Shokuhin Co., Ltd. (Japan)	9,651	328,578
		3,008,907
Food, Beverage & Tobacco — 4.0%
Aryzta A.G. (Switzerland) (a)	28,002	51,715
First Pacific Co., Ltd. (Hong Kong)	934,000	372,177
Golden Agri-Resources, Ltd. (Singapore)	1,470,600	289,531
Greencore Group PLC (United Kingdom) (a)	74,522	91,629
Grieg Seafood A.S.A. (Norway)	18,160	122,085
Inghams Group, Ltd. (Australia)	261,583	706,427
Megmilk Snow Brand Co., Ltd. (Japan)	36,584	548,484
Mitsui DM Sugar Holdings Co., Ltd. (Japan)	26,818	564,408
Morinaga Milk Industry Co., Ltd. (Japan)	31,200	604,022
Origin Enterprises PLC (Ireland)	19,280	73,221
Scandinavian Tobacco Group A/S (Denmark) (b)	34,212	594,369
Starzen Co., Ltd. (Japan)	4,705	87,599
Suedzucker A.G. (Germany)	32,630	511,227
		4,616,894

See Notes to Financial Statements.
60	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
Household & Personal Products — 0.1%
Best World International, Ltd. (Singapore) (a)	38,000	$49,498

Energy — 2.8%
Energy — 2.8%
BW LPG, Ltd. (Norway) (b)	38,183	568,637
Capricorn Energy PLC (United Kingdom)	112,654	243,567
Cosmo Energy Holdings Co., Ltd. (Japan)	1,500	60,120
d’Amico International Shipping S.A. (Italy)	33,037	206,071
Etablissements Maurel et Prom S.A. (France)	17,558	117,747
Japan Petroleum Exploration Co., Ltd. (Japan)	14,800	548,624
Karoon Energy, Ltd. (Australia) (a)	255,645	354,288
Koninklijke Vopak N.V. (Netherlands)	14,124	475,342
Naphtha Israel Petroleum Corp., Ltd. (Israel)	25,068	128,725
Oil Refineries, Ltd. (Israel)	938,436	317,278
Saras S.p.A. (Italy)	43,633	77,887
Yancoal Australia, Ltd. (Australia)	49,861	168,293
		3,266,579
Financials — 11.5%
Banks — 6.7%
77 Bank, Ltd. (The) (Japan)	7,200	177,178
Aichi Financial Group, Inc. (Japan)	3,400	55,415
Banco BPM S.p.A. (Italy)	61,142	324,002
Banco Comercial Portugues S.A. (Portugal) (a)	203,246	61,734
Banco de Sabadell S.A. (Spain)	401,470	494,213
Bank of East Asia, Ltd. (The) (Hong Kong)	157,600	194,521
Bank of Georgia Group PLC (United Kingdom)	27,971	1,417,395
BAWAG Group A.G. (Austria) (a)(b)	9,740	515,473
BPER Banca (Italy)	242,014	811,450
Dah Sing Banking Group, Ltd. (Hong Kong)	117,600	75,897
Dah Sing Financial Holdings, Ltd. (Hong Kong)	52,000	106,517
Juroku Financial Group, Inc. (Japan) (a)	6,100	160,859
Musashino Bank, Ltd. (The) (Japan)	9,353	176,379
Nishi-Nippon Financial Holdings, Inc. (Japan)	75,800	874,142
Spar Nord Bank A/S (Denmark)	8,662	136,820
Sydbank A/S (Denmark)	19,698	856,848
TBC Bank Group PLC (United Kingdom)	32,713	1,180,192
		7,619,035
Diversified Financials — 3.5%
Credit Saison Co., Ltd. (Japan)	42,000	771,836
Deutsche Beteiligungs A.G. (Germany)	6,281	203,607
Helia Group, Ltd. (Australia)	397,824	1,180,237
Insignia Financial, Ltd. (Australia)	41,860	66,781
Jaccs Co., Ltd. (Japan)	11,037	405,374
	Shares	Value
Diversified Financials (continued)
Leonteq A.G. (Switzerland)	5,236	$214,177
OSB Group PLC (United Kingdom)	31,175	184,116
Pepper Money, Ltd. (Australia)	47,161	39,568
Resurs Holding A.B. (Sweden) (b)	146,620	348,013
Swissquote Group Holding S.A. (Switzerland)	1,071	261,194
Tokyo Century Corp. (Japan)	5,200	56,152
Yangzijiang Financial Holding, Ltd. (Singapore)	1,222,300	300,688
		4,031,743
Insurance — 1.3%
Just Group PLC (United Kingdom)	560,736	612,771
Mandatum OYJ (Finland) (a)	12,815	57,451
Phoenix Holdings, Ltd. (The) (Israel)	58,823	597,031
SCOR S.E. (France)	8,870	259,911
		1,527,164
Health Care — 6.1%
Health Care Equipment & Services — 4.5%
Ambea A.B. (Sweden) (b)	100,251	522,924
Ansell, Ltd. (Australia)	41,737	716,173
Attendo A.B. (Sweden) (a)(b)	63,745	228,201
Australian Clinical Labs, Ltd. (Australia)	53,637	105,564
Coltene Holding A.G. (Switzerland) (a)	1,723	146,677
ConvaTec Group PLC (United Kingdom) (b)	20,951	65,205
CVS Group PLC (United Kingdom)	9,497	203,759
Elekta A.B. - B Shares (Sweden)	25,190	206,346
Fagron (Belgium)	30,572	561,531
Galenica A.G. (Switzerland) (b)	5,821	503,523
Japan Lifeline Co., Ltd. (Japan)	73,500	656,968
Medmix A.G. (Switzerland) (b)	8,278	187,000
Sisram Medical, Ltd. (Israel) (b)	409,179	276,176
Solasto Corp. (Japan)	115,700	504,562
Tokai Corp. (Japan)	19,379	286,721
		5,171,330
Pharmaceuticals, Biotechnology & Life Sciences — 1.6%
Alliance Pharma PLC (United Kingdom)	603,032	311,344
H Lundbeck A/S (Denmark)	105,943	514,397
Kissei Pharmaceutical Co., Ltd. (Japan)	15,982	349,528
Santen Pharmaeutical Co., Ltd. (Japan)	8,200	81,592
Towa Pharmaceutical Co., Ltd. (Japan)	21,200	353,172
United Laboratories International Holdings, Ltd. (The) (Hong Kong)	268,000	240,746
		1,850,779
Industrials — 22.2%
Capital Goods — 14.4%
Alimak Group A.B. (Sweden) (b)	16,658	135,968
Central Glass Co., Ltd. (Japan)	24,000	452,647
Danieli & C. Officine Meccaniche S.p.A. (Italy)	8,070	193,561
Deutz A.G. (Germany)	118,224	625,725
Fletcher Building, Ltd. (New Zealand)	66,721	201,571
Fujikura, Ltd. (Japan)	75,300	577,167
Furukawa Co., Ltd. (Japan)	27,370	369,416
Implenia A.G. (Switzerland)	16,271	590,578
See Notes to Financial Statements.
Annual Report | December 31, 2023 |	61

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
Capital Goods (continued)
Iveco Group N.V. (Italy) (a)	40,482	$365,010
JOST Werke A.G. (Germany) (b)	7,881	385,106
Keller Group PLC (United Kingdom)	53,491	600,080
Kier Group PLC (United Kingdom) (a)	586,652	801,717
Kitz Corp. (Japan)	64,471	549,899
Koninklijke BAM Groep N.V. (Netherlands)	211,688	565,811
Makino Milling Machine Co., Ltd. (Japan)	4,900	203,482
Manitou BF S.A. (France)	4,088	104,705
Meier Tobler Group A.G. (Switzerland)	4,416	194,002
Morgan Sindall Group PLC (United Kingdom)	7,212	203,646
NCC A.B. - B Shares (Sweden)	21,299	265,648
Nichias Corp. (Japan)	22,900	549,389
Noritake Co., Ltd. (Japan)	8,925	432,792
Noritsu Koki Co., Ltd. (Japan)	19,400	411,617
NRW Holdings, Ltd. (Australia)	525,244	1,067,159
OC Oerlikon Corp. A.G. (Switzerland)	28,168	127,325
OKUMA Corp. (Japan)	9,700	416,687
PER Aarsleff Holdings A/S (Denmark)	1,225	58,511
Porr A.G. (Austria)	16,866	236,423
Sanwa Holdings Corp. (Japan)	34,100	515,580
Sanyo Denki Co., Ltd. (Japan)	11,200	496,656
Semperit A.G. Holding (Austria)	8,376	130,939
Shibaura Machine Co., Ltd. (Japan)	15,000	366,930
Sojitz Corp. (Japan)	2,100	47,316
Star Micronics Co., Ltd. (Japan)	31,400	381,760
Strabag S.E. (Austria)	3,249	148,497
Sulzer A.G. (Switzerland)	3,217	328,794
Takara Standard Co., Ltd. (Japan)	22,329	258,059
Takeuchi Manufacturing Co., Ltd. (Japan)	14,400	436,017
Ventia Services Group Pty, Ltd. (Australia) (b)	46,584	99,720
Vesuvius PLC (United Kingdom)	111,871	686,089
Wacker Neuson S.E. (Germany)	16,550	333,652
Yamazen Corp. (Japan)	51,500	434,844
Yangzijiang Shipbuilding Holdings, Ltd. (Singapore)	604,100	681,590
Yokogawa Bridge Holdings Corp. (Japan)	21,300	382,391
Yurtec Corp. (Japan)	18,439	146,647
		16,561,123
Commercial & Professional Services — 2.3%
Bilfinger S.E. (Germany)	13,849	532,579
Brunel International N.V. (Netherlands)	19,052	235,498
Derichebourg S.A. (France)	93,034	523,796
Elis S.A. (France)	2,979	62,268
Loomis A.B. (Sweden)	2,020	53,784
McMillan Shakespeare, Ltd. (Australia)	52,734	573,479
Okamura Corp. (Japan)	28,752	443,457
Prosegur Cash S.A. (Spain) (b)	118,876	70,475
Prosegur Cia de Seguridad S.A. (Spain)	67,391	130,927
		2,626,263
	Shares	Value
Transportation — 5.5%
Air New Zealand, Ltd. (New Zealand)	1,028,630	$412,830
D.S. Norden A/S (Denmark)	13,037	620,118
easyJet PLC (United Kingdom) (a)	31,066	201,558
FirstGroup PLC (United Kingdom)	277,840	619,852
Hoegh Autoliners A.S.A. (Norway) (b)	81,584	740,795
JET2 PLC (United Kingdom)	44,917	715,186
Kawasaki Kisen Kaisha, Ltd. (Japan)	15,900	680,536
Konoike Transport Co., Ltd. (Japan)	15,400	212,543
Maruzen Showa Unyu Co., Ltd. (Japan)	7,980	220,902
Mitsui-Soko Holdings Co., Ltd. (Japan)	4,800	159,880
MPC Container Ships A.S.A. (Norway)	185,145	242,690
Redde Northgate PLC (United Kingdom)	13,796	63,930
Stolt-Nielsen, Ltd. (Norway)	20,388	624,700
Wallenius Wilhelmsen A.S.A. (Norway)	82,023	718,542
ZIM Integrated Shipping Services, Ltd. (Israel)	6,000	59,220
		6,293,282
Information Technology — 10.1%
Semiconductors & Semiconductor Equipment — 2.4%
Ams-OSRAM A.G. (Switzerland) (a)	49,785	125,488
Elmos Semiconductor S.E. (Germany)	4,359	356,404
Ferrotec Holdings Corp. (Japan)	24,100	452,405
Shibaura Mechatronics Corp. (Japan)	8,200	343,976
u-blox Holding A.G. (Switzerland)	7,169	851,923
X-Fab Silicon Foundries S.E. (France) (a)(b)	53,534	602,883
		2,733,079
Software & Services — 2.7%
ATEA A.S.A. (Norway)	16,803	213,686
Computacenter PLC (United Kingdom)	35,081	1,246,871
Econocom Group S.A./N.V. (Belgium)	29,440	83,529
Indra Sistemas S.A. (Spain)	32,318	500,573
SB Technology Corp. (Japan)	13,585	228,272
Sopra Steria Group S.A.C.A. (France)	2,641	578,450
TietoEVRY OYJ (Finland)	10,926	260,289
		3,111,670
Technology Hardware & Equipment — 5.0%
Citizen Watch Co., Ltd. (Japan)	60,700	361,038
Codan, Ltd. (Australia)	97,029	564,874
Hakuto Co., Ltd. (Japan)	14,300	549,295
Horiba, Ltd. (Japan)	9,500	740,966
Ituran Location and Control, Ltd. (Israel)	25,623	697,970
Kaga Electronics Co., Ltd. (Japan)	13,600	589,387
Kitron A.S.A. (Norway)	19,896	65,484
MCJ Co., Ltd. (Japan)	64,431	500,467
PAX Global Technology, Ltd. (Hong Kong)	73,000	56,550
Quadient S.A. (France)	26,590	565,256
Siix Corp. (Japan)	49,500	511,680
SoftwareOne Holding A.G. (Switzerland)	27,015	527,361
		5,730,328

See Notes to Financial Statements.
62	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
Materials — 9.3%
Materials — 9.3%
Acerinox S.A. (Spain)	13,829	$162,982
Buzzi S.p.A. (Italy)	19,074	580,153
Coronado Global Resources, Inc. (Australia) (b)	97,921	117,502
Daicel Corp. (Japan)	43,900	424,480
DS Smith PLC (United Kingdom)	41,723	163,286
Kobe Steel, Ltd. (Japan)	83,800	1,080,252
Kumiai Chemical Industry Co., Ltd. (Japan)	48,400	276,338
Kuraray Co., Ltd. (Japan)	63,400	640,017
Kyoei Steel, Ltd. (Japan)	23,400	330,811
Mount Gibson Iron, Ltd. (Australia) (a)	679,821	254,771
Nittetsu Mining Co., Ltd. (Japan)	4,200	154,710
Outokumpu OYJ (Finland)	81,923	406,525
Perenti, Ltd. (Australia)	477,990	338,525
Ramelius Resources, Ltd. (Australia)	222,362	254,823
Resolute Mining, Ltd. (Australia) (a)	2,046,028	617,714
RHI Magnesita N.V. (United Kingdom)	15,852	699,300
Salzgitter A.G. (Germany)	6,820	210,554
SSAB A.B. - B Shares (Sweden)	79,877	611,700
Stanmore Resources, Ltd. (Australia)	210,915	576,762
thyssenkrupp A.G. (Germany)	15,193	105,694
Tokuyama Corp. (Japan)	30,200	511,041
Tokyo Steel Manufacturing Co., Ltd. (Japan)	8,600	105,174
Verallia S.A. (France) (b)	5,728	220,691
Vetropack Holding A.G. (Switzerland)	6,833	317,651
Vicat S.A.C.A. (France)	15,851	575,713
Westgold Resources, Ltd. (Australia) (a)	38,763	57,482
Wienerberger A.G. (Austria)	2,102	70,039
Yamato Kogyo Co., Ltd. (Japan)	14,300	752,538
		10,617,228
Real Estate — 10.1%
Real Estate — 10.1%
Abacus Group (Australia)	304,694	237,885
Centuria Capital Group (Australia)	27,667	33,108
Centuria Office REIT (Australia)	545,859	497,535
Cibus Nordic Real Estate A.B. (Sweden)	32,808	435,413
Citycon OYJ (Finland)	9,642	55,361
CLS Holdings PLC (United Kingdom)	92,919	120,575
Cromwell European Real Estate Investment Trust (Singapore)	144,889	227,024
Cromwell Property Group (Australia)	1,185,673	338,894
Eagle Hospitality Trust (Singapore) (a)(c)	1,204,600	0
Eurocommercial Properties N.V. (Netherlands)	17,937	439,876
Global One Real Estate Investment Corp. (Japan)	758	588,521
Hammerson PLC (United Kingdom)	1,882,571	680,512
Instone Real Estate Group S.E. (Germany) (b)	40,441	325,918
Intershop Holding A.G. (Switzerland)	312	228,304
Invincible Investment Corp. (Japan)	1,512	653,583
Isras Investment Co., Ltd. (Israel)	1,427	296,147
	Shares	Value
Real Estate (continued)
KDX Realty Investment Corp. (Japan)	45	$51,262
Keppel Pacific Oak US REIT (Singapore)	499,912	187,224
Lendlease Corp., Ltd. (Australia)	16,638	84,709
LXI REIT PLC (United Kingdom)	159,743	213,417
MIRAI Corp. (Japan)	1,721	529,942
NewRiver REIT PLC (United Kingdom) (b)	211,652	222,562
Nexity S.A. (France)	24,792	462,066
NIPPON REIT Investment Corp. (Japan)	27	64,302
Pandox A.B. (Sweden)	52,327	782,401
Prime US REIT (Singapore)	788,100	188,563
Sagax A.B. - D Shares (Sweden)	190,075	527,968
Sasseur Real Estate Investment Trust (Singapore)	538,137	279,332
Savills PLC (United Kingdom)	4,495	55,526
Star Asia Investment Corp. (Japan)	1,491	608,715
Sun Frontier Fudousan Co., Ltd. (Japan)	31,318	361,879
Takara Leben Real Estate Investment Corp. (Japan)	167	119,308
Target Healthcare REIT PLC (United Kingdom)	518,942	570,775
Tokyu Fudosan Holdings Corp. (Japan)	82,200	523,868
Wereldhave N.V. (Netherlands)	33,449	534,366
		11,526,841
Utilities — 2.2%
Utilities — 2.2%
A2A S.p.A. (Italy)	183,450	376,835
Centrica PLC (United Kingdom)	159,962	286,801
Drax Group PLC (United Kingdom)	23,208	144,882
Electric Power Development Co., Ltd. (Japan)	20,700	335,707
Iren S.p.A. (Italy)	279,680	610,538
Rubis SCA (France)	5,255	130,736
Tohoku Electric Power Co., Inc. (Japan)	95,300	647,897
		2,533,396
Total Common Stocks (Cost $98,539,262)		112,847,845

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	63

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
PREFERRED STOCKS — 0.6%
Health Care — 0.3%
Health Care Equipment & Services — 0.3%
Draegerwerk A.G. & Co. KGaA (Germany)	6,468	$370,528

Industrials — 0.3%
Transportation — 0.3%
Sixt S.E. (Germany)	3,489	258,590

Total Preferred Stocks (Cost $561,853)		629,118

Investments at Value — 99.0% (Cost $99,101,115)		$113,476,963

Other Assets in Excess of Liabilities — 1.0%		1,188,473

Net Assets — 100.0%		$114,665,436

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $7,657,907, which represents 6.7% of net assets as of December 31, 2023.

(c)	Level 3 security fair valued under procedures established by the Board of Trustees, representing 0.0% of net assets. The total value of this security is $0.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

		% of Net
Country	Value	Assets
Japan	$38,255,137	33.4%
United Kingdom	17,420,451	15.2%
Australia	10,945,426	9.6%
Sweden	6,309,207	5.5%
France	4,987,780	4.3%
Germany	4,879,127	4.3%
Switzerland	4,718,376	4.1%
Italy	3,997,407	3.5%
Norway	3,296,619	2.9%
Israel	2,879,443	2.5%
Denmark	2,781,063	2.4%
Netherlands	2,250,893	2.0%
Singapore	2,203,450	1.9%
Spain	1,899,087	1.7%
Hong Kong	1,860,224	1.6%
Austria	1,467,242	1.3%
Belgium	1,179,078	1.0%
Finland	840,700	0.7%
Ireland	630,118	0.5%
New Zealand	614,401	0.5%
Portugal	61,734	0.1%
Total Investments	$113,476,963	99.0%
Other Assets in Excess of Liabilities	1,188,473	1.0%
Net Assets	$114,665,436	100.0%

See Notes to Financial Statements.
64	| www.sbhfunds.com

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 100.0%
Communication Services — 3.8%
Media & Entertainment — 0.3%
Atresmedia Corp. de Medios de Comunicacion S.A. (Spain)	653	$2,596
SKY Perfect JSAT Holdings, Inc. (Japan)	126	622
Television Francaise 1 S.A. (France)	78	615
TV Asahi Holdings Corp. (Japan)	75	853
		4,686
Telecommunication Services — 3.5%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	582	797
BT Group PLC (United Kingdom)	7,113	11,208
CITIC Telecom International Holdings, Ltd. (Hong Kong)	919	386
Deutsche Telekom A.G. (Germany)	80	1,925
KDDI Corp. (Japan)	730	23,158
Nippon Telegraph & Telephone Corp. (Japan)	5,317	6,493
Okinawa Cellular Telephone Co. (Japan)	47	1,129
Orange S.A. (France)	493	5,623
Proximus S.A.D.P. (Belgium)	383	3,603
Swisscom A.G. (Switzerland)	3	1,804
Telefonica S.A. (Spain)	75	293
Telekom Austria A.G. (Austria) (a)	352	2,975
Telstra Group, Ltd. (Australia)	2,062	5,579
		64,973
Consumer Discretionary — 11.1%
Automobiles & Components — 5.8%
Aisin Corp. (Japan)	79	2,754
Bayerische Motoren Werke A.G. (Germany)	96	10,689
Dowlais Group PLC (United Kingdom)	824	1,120
Honda Motor Co., Ltd. (Japan)	1,870	19,292
Isuzu Motors, Ltd. (Japan)	232	2,975
Mazda Motor Corp. (Japan)	170	1,817
Mercedes-Benz Group A.G. (Germany)	50	3,452
Nissan Motor Co., Ltd. (Japan)	776	3,034
Niterra Co., Ltd. (Japan)	43	1,019
Renault S.A. (France)	386	15,797
SAF-Holland S.E. (Germany)	345	5,795
Stellantis N.V. (Italy)	460	10,785
Subaru Corp. (Japan)	862	15,725
Toyoda Gosei Co., Ltd. (Japan)	54	1,010
Toyota Motor Corp. (Japan)	180	3,299
Volkswagon A.G. (Germany)	21	2,590
Yamaha Motor Co., Ltd. (Japan)	627	5,580
		106,733
Consumer Durables & Apparel — 2.5%
Beneteau S.A.C.A. (France)	119	1,643
Cairn Homes PLC (Ireland)	1,959	2,865
Crystal International Group, Ltd. (Hong Kong) (b)	1,017	378
Kering S.A. (France)	1	443
	Shares	Value
Consumer Durables & Apparel (continued)
LVMH Moet Hennessy Louis Vuitton S.E. (France)	8	$6,505
Panasonic Holdings Corp. (Japan)	508	5,003
Sangetsu Corp. (Japan)	15	329
SANKYO Co., Ltd. (Japan)	147	8,561
Stella International Holdings, Ltd. (Hong Kong)	2,491	2,939
Sumitomo Forestry Co., Ltd. (Japan)	36	1,070
Swatch Group A.G. (The) (Switzerland)	94	4,925
Swatch Group A.G. (The) (Switzerland)	43	11,692
		46,353
Consumer Services — 0.6%
Accor S.A. (France)	27	1,034
Betsson A.B. - Class B (Sweden)	260	2,803
Cie des Alpes (France)	453	7,076
		10,913
Retailing — 2.2%
Accent Group, Ltd. (Australia)	893	1,182
Delek Automotive Systems, Ltd. (Israel)	44	284
D’ieteren Group (Belgium)	16	3,132
Inchcape PLC (United Kingdom)	125	1,138
Industria de Diseno Textil S.A. (Spain)	198	8,645
JD Sports Fashion PLC (United Kingdom)	6,153	12,986
Next PLC (United Kingdom)	16	1,654
Prosus N.V. (Netherlands) (a)	290	8,645
Super Retail Group, Ltd. (Australia)	321	3,454
		41,120
Consumer Staples — 9.6%
Food & Staples Retailing — 3.0%
Carrefour S.A. (France)	517	9,475
J Sainsbury PLC (United Kingdom)	2,875	11,086
Koninklijke Ahold Delhaize N.V. (Netherlands)	226	6,506
Lawson, Inc. (Japan)	45	2,325
Life Corp. (Japan)	96	2,247
Marks & Spencer Group PLC (United Kingdom)	460	1,594
Mitsubishi Shokuhin Co., Ltd. (Japan)	35	1,192
Sonae SGPS S.A. (Portugal)	543	543
Tesco PLC (United Kingdom)	5,630	20,860
		55,828
Food, Beverage & Tobacco — 6.1%
Aryzta A.G. (Switzerland) (a)	3,380	6,238
British American Tobacco PLC (United Kingdom)	118	3,453
Bumitama Agri, Ltd. (Singapore)	4,712	2,159
Coca-Cola Europacific Partners PLC (Netherlands)	9	601
Coca-Cola HBC A.G. (United Kingdom) (a)	107	3,142
Danone S.A. (France)	5	325
Ebro Foods S.A. (Spain)	253	4,337
First Pacific Co., Ltd. (Hong Kong)	5,677	2,262
First Resources, Ltd. (Singapore)	1,972	2,136

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	65

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023

	Shares	Value
Food, Beverage & Tobacco (continued)
Glanbia PLC (Ireland)	47	$775
Health & Happiness H&H International Holdings, Ltd. (Hong Kong)	419	648
Heineken N.V. (Netherlands)	4	407
Inghams Group, Ltd. (Australia)	781	2,112
Japan Tobacco, Inc. (Japan)	358	9,247
Megmilk Snow Brand Co., Ltd. (Japan)	155	2,324
Morinaga Milk Industry Co., Ltd. (Japan)	123	2,381
Mowi A.S.A. (Norway)	353	6,324
Nestle S.A. (Switzerland)	172	19,924
Nisshin Oillio Group, Ltd. (The) (Japan)	14	426
Nissin Foods Holdings Co., Ltd. (Japan)	633	22,095
Scandinavian Tobacco Group A/S (Denmark) (b)	143	2,486
Societe LDC SADIR (France)	54	8,335
Suedzucker A.G. (Germany)	603	9,453
		111,590
Household & Personal Products — 0.5%
Essity A.B. - Class B (Sweden)	125	3,100
Henkel A.G. & Co. KGaA (Germany)	4	287
L’Oreal S.A. (France)	11	5,487
Unilever PLC (United Kingdom)	25	1,211
		10,085
Energy — 4.7%
Energy — 4.7%
BP PLC (United Kingdom)	896	5,312
d’Amico International Shipping S.A. (Italy)	166	1,036
Eni S.p.A. (Italy)	364	6,178
Esso S.A. Francaise (France)	45	2,732
Etablissements Maurel et Prom S.A. (France)	396	2,657
Idemitsu Kosan Co., Ltd. (Japan)	1,080	5,866
Inpex Corp. (Japan)	478	6,397
Karoon Energy, Ltd. (Australia) (a)	924	1,282
Oil Refineries, Ltd. (Israel)	2,680	910
Okeanis Eco Tankers Corp. (Norway) (a)(b)	22	584
OMV A.G. (Austria)	55	2,415
Repsol S.A. (Spain)	311	4,616
SEPLAT Energy PLC (United Kingdom) (b)	541	855
Serica Energy PLC (United Kingdom)	739	2,160
Shell PLC (United Kingdom)	956	31,297
Totalenergies EP Gabon (France)	19	3,295
TotalEnergies S.E. (France)	105	7,145
Yancoal Australia, Ltd. (Australia)	482	1,629
		86,366
Financials — 18.4%
Banks — 11.4%
77 Bank, Ltd. (The) (Japan)	61	1,501
ABN AMRO Bank N.V. (Netherlands)	846	12,731
AIB Group PLC (Ireland)	71	304
ANZ Group Holdings, Ltd. (Australia)	46	814
	Shares	Value
Banks (continued)
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	762	$6,950
Banco de Sbadell S.A. (Spain)	13,507	16,637
Bank of Cyprus Holdings PLC (United Kingdom)	632	2,440
Bank of East Asia, Ltd. (The) (Hong Kong)	775	957
Bank of Georgia Group PLC (United Kingdom)	72	3,648
Bank of Ireland Group PLC (Ireland)	67	609
Bank of Qingdao Co., Ltd. - H Shares (Hong Kong) (b)	1,491	367
Banque Cantonale de Geneve (Switzerland)	28	7,493
BNP Paribas S.A. (France)	61	4,239
BOC Hong Kong Holdings, Ltd. (Hong Kong)	3,034	8,242
BPER Banca (Italy)	261	876
Caisse Regionale de Credit Agricole Mutuel du Languedoc SCCV (France)	38	2,023
China Zheshang Bank Co., Ltd. - H Shares (Hong Kong) (b)	6,794	1,758
Commerzbank A.G. (Germany)	1,470	17,483
Credit Agricole S.A. (France)	1,157	16,459
Danske Bank A/S (Denmark)	444	11,876
Erste Group Bank A.G. (Austria)	170	6,890
HSBC Holdings PLC (United Kingdom) (a)	2,348	18,997
Israel Discount Bank, Ltd. - Class A (Israel)	183	921
Iyogin Holdings, Inc. (Japan)	228	1,528
Juroku Financial Group, Inc. (Japan)	56	1,477
Mitsubishi UFJ Financial Group, Inc. (Japan)	43	369
Mizuho Financial Group, Inc. (Japan)	677	11,550
Nishi-Nippon Financial Holdings, Inc. (Japan)	141	1,626
Nordea Bank Abp (Finland)	475	5,901
Nordea Bank Abp (Sweden)	236	2,932
Oversea-Chinese Banking Corp., Ltd. (Singapore)	733	7,216
Spar Nord Bank A/S (Denmark)	183	2,892
Sumitomo Mitsui Financial Group, Inc. (Japan)	277	13,481
Swedbank A.B. - A Shares (Sweden)	251	5,079
Sydbank A/S (Denmark)	66	2,872
TBC Bank Group PLC (United Kingdom)	74	2,670
UniCredit S.p.A. (Italy)	94	2,561
Vestjysk Bank A/S (Denmark)	4,964	2,861
Yamaguchi Financial Group, Inc. (Japan)	166	1,484
		210,714
Diversified Financials — 2.8%
3i Group PLC (United Kingdom)	162	4,987
Allied Group, Ltd. (Hong Kong)	5,622	1,181
Credit Saison Co., Ltd. (Japan)	218	4,006
Deutsche Bank A.G. (Germany)	146	1,994

See Notes to Financial Statements.
66	| www.sbhfunds.com

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023

	Shares	Value
Diversified Financials (continued)
EXOR N.V. (Netherlands)	54	$5,409
Financial Products Group Co., Ltd. (Japan)	44	524
Helia Group, Ltd. (Australia)	4,687	13,921
Jaccs Co., Ltd. (Japan)	51	1,873
Liberty Financial Group, Ltd. (Australia)	1,218	3,371
London Stock Exchange Group PLC (United Kingdom)	42	4,966
Orient Corp. (Japan)	80	607
Qifu Technology, Inc. - Class A (Hong Kong) (b)	251	2,009
Sun Hung Kai & Co., Ltd. (Hong Kong)	4,134	1,292
Tokyo Century Corp. (Japan)	416	4,492
Yangzijiang Financial Holding, Ltd. (Singapore)	2,598	639
		51,271
Insurance — 4.2%
Ageas S.A./N.V. (Belgium)	117	5,089
Just Group PLC (United Kingdom)	901	985
Lancashire Holdings, Ltd. (United Kingdom)	1,422	11,312
MS&AD Insurance Group Holdings, Inc. (Japan)	205	8,062
NN Group N.V. (Netherlands)	65	2,570
QBE Insurance Group, Ltd. (Australia)	1,958	19,866
Suncorp Group, Ltd. (Australia)	1,090	10,335
Swiss Re A.G. (Switzerland)	174	19,566
		77,785
Health Care — 12.6%
Health Care Equipment & Services — 3.3%
Ansell, Ltd. (Australia)	194	3,333
Elekta A.B. - B Shares (Sweden)	578	4,738
Fresenius Medical Care A.G. (Germany)	154	6,442
Fresenius S.E. & Company KGaA (Germany)	249	7,723
Fukuda Denshi Co., Ltd. (Japan)	48	2,506
Jeol, Ltd. (Japan)	19	831
Koninklijke Philips N.V. (Netherlands)	857	20,068
Medipal Holdings Corp. (Japan)	108	1,749
Nipro Corp. (Japan)	240	1,881
Sonic Healthcare, Ltd. (Australia)	505	11,049
		60,320
Pharmaceuticals, Biotechnology & Life Sciences — 9.3%
AstraZeneca PLC (United Kingdom)	39	5,261
CSL, Ltd. (Australia)	4	781
GSK PLC (United Kingdom)	1,420	26,229
H Lundbeck A/S (Denmark)	972	4,722
Hikma Pharmaceuticals PLC (United Kingdom)	17	388
Ipsen S.A. (France)	5	597
Kissei Pharmaceutical Co., Ltd. (Japan)	13	284
Neuren Pharmaceuticals, Ltd. (Australia) (a)	109	1,857
Novartis A.G. (Switzerland)	407	41,082
Novo Nordisk A/S - Class B (Denmark)	236	24,473
	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Ono Pharmaceutical Co., Ltd. (Japan)	878	$15,621
Otsuka Holdings Co., Ltd. (Japan)	135	5,049
Roche Holding A.G. (Switzerland)	102	29,630
Sandoz Group A.G. (Switzerland) (a)	28	900
Sanofi S.A. (France)	57	5,668
Sawai Group Holdings Co., Ltd. (Japan)	55	2,029
Teva Pharmaceutical Industries, Ltd. (Israel) (a)	317	3,347
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (a)	174	1,817
Towa Pharmaceutical Co., Ltd. (Japan)	117	1,949
United Laboratories International Holdings, Ltd. (The) (Hong Kong)	1,208	1,085
		172,769
Industrials — 16.1%
Capital Goods — 11.7%
ABB, Ltd. (Switzerland)	15	665
ACS Actividades de Construccion y Servicios S.A. (Spain)	10	444
Arad Investment & Industrial Development, Ltd. (Israel) (a)	8	1,002
Central Glass Co., Ltd. (Japan)	165	3,112
Cie de Saint-Gobain S.A. (France)	266	19,629
CK Hutchison Holdings, Ltd. (Hong Kong)	964	5,179
Danieli & C Officine Meccaniche S.p.A. (Italy)	49	1,590
Deutz A.G. (Germany)	212	1,123
dormakaba holding A.G. (Switzerland)	5	2,699
Eiffage S.A. (France)	40	4,297
Fletcher Building, Ltd. (New Zealand)	645	1,952
Fugro N.V. (Netherlands) (a)	147	2,820
Fujikura, Ltd. (Japan)	136	1,042
Glory, Ltd. (Japan)	114	2,172
Hitachi Construction Machinery Co., Ltd. (Japan)	127	3,344
Iveco Group N.V. (Italy) (a)	181	1,633
JOST Werke S.E. (Germany) (b)	10	489
Keller Group PLC (United Kingdom)	516	5,789
Kitz Corp. (Japan)	275	2,346
Komatsu, Ltd. (Japan)	279	7,262
Konecranes OYJ (Finland)	28	1,264
Koninklijke BAM Groep N.V. (Netherlands)	1,004	2,685
KSB S.E. & Co. KGaA (Germany)	6	4,408
Leonardo S.p.A. (Italy)	130	2,149
Mabuchi Motor Co., Ltd. (Japan)	132	2,190
Manitou BF S.A. (France)	141	3,614
Mitsubishi Corp. (Japan)	2,014	32,086
Mitsui & Co., Ltd. (Japan)	91	3,410
Mota-Engil SGPS S.A. (Portugal)	179	784
NCC A.B. - B Shares (Sweden)	557	6,951
Nichias Corp. (Japan)	99	2,375
Noritsu Koki Co., Ltd. (Japan)	109	2,313
NRW Holdings, Ltd. (Australia)	1,418	2,884

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	67

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023

	Shares	Value
Capital Goods (continued)
OKUMA Corp. (Japan)	17	$730
Per Aarsleff Holding A/S (Denmark)	21	1,004
Rexel S.A. (France)	256	7,031
Sanwa Holdings Corp. (Japan)	147	2,223
Shibaura Machine Co., Ltd. (Japan)	123	3,009
Sulzer A.G. (Switzerland)	27	2,758
Takara Standard Co., Ltd. (Japan)	262	3,028
Takeuchi Manufacturing Co., Ltd. (Japan)	75	2,271
Toyota Tsusho Corp. (Japan)	56	3,287
Traton S.E. (Germany)	738	17,387
Vesuvius PLC (United Kingdom)	849	5,207
Vinci S.A. (France)	37	4,659
Volvo A.B. - A Shares (Sweden)	125	3,319
Volvo A.B. - B Shares (Sweden)	741	19,296
Wacker Neuson S.E. (Germany)	51	1,029
Yamazen Corp. (Japan)	59	498
Yokogawa Bridge Holdings Corp. (Japan)	174	3,124
		215,562
Commercial & Professional Services — 0.9%
Adecco Group A.G. (Switzerland)	140	6,871
Brambles, Ltd. (Australia)	33	306
Computershare, Ltd. (Australia)	21	350
Johnson Service Group PLC (United Kingdom)	574	1,036
McMillan Shakespeare, Ltd. (Australia)	330	3,593
Mitie Group PLC (United Kingdom)	1,547	1,959
Okamura Corp. (Japan)	158	2,437
		16,552
Transportation — 3.5%
Aena SME S.A. (Spain) (b)	11	1,998
Air New Zealand, Ltd. (New Zealand)	4,896	1,968
bpost S.A. (Belgium)	525	2,705
Cathay Pacific Airways, Ltd. (Hong Kong) (a)	1,650	1,724
ComfortDelGro Corp., Ltd. (Singapore)	1,837	1,948
D.S. Norden A/S (Denmark)	35	1,666
Deutsche Lufthansa A.G. (Germany) (a)	2,072	18,432
FirstGroup PLC (United Kingdom)	2,557	5,705
Hoegh Autoliners A.S.A. (Norway) (b)	108	981
International Consolidated Airlines Group S.A. (United Kingdom) (a)	160	316
JET2 PLC (United Kingdom)	115	1,831
Jungfraubahn Holding A.G. (Switzerland)	14	2,661
Kawasaki Kisen Kaisha, Ltd. (Japan)	167	7,148
Mitsui OSK Lines, Ltd. (Japan)	121	3,869
MPC Container Ships A.S. (Norway)	1,151	1,509
Odfjell S.E. - A Shares (Norway)	74	850
Redde Northgate PLC (United Kingdom)	1,223	5,667
Singapore Airlines, Ltd. (Singapore)	123	611
Stef S.A. (France)	8	1,009
Stolt-Nielsen, Ltd. (Norway)	27	828
	Shares	Value
Transportation (continued)
Wallenius Wilhelmsen A.S.A. (Norway)	178	$1,560
		64,986
Information Technology — 9.7%
Semiconductors & Semiconductor Equipment — 3.1%
ASML Holding N.V. (Netherlands)	21	15,863
ASMPT, Ltd. (Hong Kong)	122	1,163
Elmos Semiconductor S.E. (Germany)	10	818
Infineon Technologies A.G. (Germany)	108	4,513
Renesas Electronics Corp. (Japan) (a)	390	6,975
SCREEN Holdings Co., Ltd. (Japan)	26	2,192
STMicroelectronics N.V. (France)	429	21,532
X-Fab Silicon Foundries S.E. (France) (a)(b)	299	3,369
		56,425
Software & Services — 1.7%
Atea A.S.A. (Norway)	70	891
Capgemeni S.E. (France)	56	11,711
Check Point Software Technologies, Ltd. (Israel) (a)	8	1,222
Computacenter PLC (United Kingdom)	55	1,955
Econocom Group S.A./N.V. (Belgium)	1,204	3,418
Kontron A.G. (Germany)	144	3,422
Nice, Ltd. (Israel) (a)	29	5,799
SAP S.E. (Germany)	2	308
Sopra Steria Group S.A.C.A. (France)	9	1,972
		30,698
Technology Hardware & Equipment — 4.9%
Brother Industries, Ltd. (Japan)	257	4,093
Canon, Inc. (Japan)	751	19,269
Citizen Watch Co., Ltd. (Japan)	658	3,914
Codan, Ltd. (Australia)	569	3,316
Dexerials Corp. (Japan)	57	1,661
Elecom Co., Ltd. (Japan)	78	970
Horiba, Ltd. (Japan)	52	4,056
Kaga Electronics Co., Ltd. (Japan)	88	3,814
Kitron A.S.A. (Norway)	151	497
Kyocera Corp. (Japan)	2,348	34,192
Logitech International S.A. (Switzerland)	18	1,710
MCJ Co., Ltd. (Japan)	501	3,892
Nokia OYJ (Finland)	405	1,380
PAX Global Technology, Ltd. (Hong Kong)	1,133	878
Quadient S.A. (France)	153	3,254
Telefonaktiebolget LM Ericsson - B Shares (Sweden)	321	2,022
VTech Holdings, Ltd. (Hong Kong)	328	1,981
		90,899
Materials — 7.7%
Materials — 7.7%
BHP Group, Ltd. (Australia)	53	1,813
Buzzi S.p.A. (Italy)	43	1,309
Champion Iron, Ltd. (Australia)	616	3,535
Daicel Corp. (Japan)	297	2,872
Elopak A.S.A. (Norway)	946	2,799

See Notes to Financial Statements.
68	| www.sbhfunds.com

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023

	Shares	Value
Materials (continued)
Evraz PLC (United Kingdom) (a)(c)	354	$0
Fortescue, Ltd. (Australia)	573	11,313
Glencore PLC (United Kingdom)	179	1,076
Heidelberg Materials A.G. (Germany)	193	17,263
Holcim A.G. (Switzerland) (a)	106	8,319
JFE Holdings, Inc. (Japan)	110	1,702
Kemira OYJ (Finland)	51	947
Kobe Steel, Ltd. (Japan)	231	2,978
Nippon Steel Corp. (Japan)	515	11,766
RHI Magnesita N.V. (United Kingdom)	257	11,337
Rio Tinto PLC (United Kingdom)	182	13,539
Rio Tinto, Ltd. (Australia)	121	11,219
Solvay S.A. (Belgium)	17	521
SSAB A.B. - B Shares (Sweden)	202	1,548
Stanmore Resources, Ltd. (Australia)	1,258	3,444
Syensqo S.A. (Belgium) (a)	17	1,770
Taiheiyo Cement Corp. (Japan)	147	3,023
thyssenkrup A.G. (Germany)	512	3,570
Titan Cement International S.A. (Belgium) (a)	152	3,569
Tokuyama Corp. (Japan)	30	508
Tokyo Ohka Kogyo Co., Ltd. (Japan)	287	6,335
Verallia S.A. (France) (b)	43	1,658
Vetropack Holding A.G. (Switzerland)	43	1,998
Vicat S.A.C.A. (France)	100	3,634
Yara International A.S.A. (Norway)	85	3,021
Zimplats Holdings, Ltd. (Australia)	244	3,626
		142,012
Real Estate — 2.8%
Real Estate — 2.8%
Capitaland India Trust (Singapore)	2,160	1,867
CK Asset Holdings, Ltd. (Hong Kong)	1,558	7,820
Cromwell European Real Estate Investment Trust (Singapore)	409	641
Cromwell Property Group (Australia)	6,827	1,954
Daiwa House Industry Co., Ltd. (Japan)	119	3,598
Eurocommercial Properties N.V. (Netherlands)	12	294
Frasers Hospitality Trust (Singapore)	2,553	958
Global One Real Estate Investment Corp. (Japan)	3	2,329
Hammerson PLC (United Kingdom)	5,246	1,896
Invincible Investment Corp. (Japan)	1	432
Isras Investment Co., Ltd. (Israel)	2	417
K Wah International Holdings, Ltd. (Hong Kong)	6,232	1,556
KDX Realty Investment Corp. (Japan)	2	2,278
Kerry Properties, Ltd. (Hong Kong)	227	415
Land Securities Group PLC (United Kingdom)	92	826
Nexity S.A. (France)	49	914
Olav Thon Eiendomsselskap A.S.A. (Norway)	45	826
OUE Commercial REIT (Singapore)	3,682	795
Pandox A.B. (Sweden)	321	4,803
	Shares	Value
Real Estate (continued)
Scentre Group (Australia)	1,200	$2,447
Starhill Global REIT (Singapore)	4,837	1,925
Starts Corp., Inc. (Japan)	32	663
Stockland (Australia)	987	2,997
Swire Pacific, Ltd. - Class A (Hong Kong)	178	1,508
Tokyu Fudosan Holdings Corp. (Japan)	290	1,848
Unibail-Rodamco-Westfield (France) (a)	12	888
Unibail-Rodamco-Westfield (France) (a)	39	2,886
Wereldhave N.V. (Netherlands)	157	2,510
		52,291
Utilities — 3.5%
Utilities — 3.5%
Centrica PLC (United Kingdom)	8,803	15,783
Enel S.p.A. (Italy)	2,918	21,723
Engie S.A. (France)	1,022	18,015
Iren S.p.A. (Italy)	243	531
Kansai Electric Power Co., Inc. (The) (Japan)	596	7,911
Rubis SCA (France)	22	548
		64,511
Total Common Stocks (Cost $1,763,346)		1,845,442

PREFERRED STOCKS — 0.2%
Consumer Discretionary — 0.0%(d)
Automobiles & Components — 0.0%(d)
Bayerische Motoren Werke A.G. (Germany)	7	697

Health Care — 0.2%
Health Care Equipment & Services — 0.2%
Draegerwerk AG & Co. KGaA (Germany)	50	2,866

Total Preferred Stocks (Cost $3,376)		3,563

Investments at Value — 100.2% (Cost $1,766,722)		1,849,005

Liabilities in Excess of Other Assets — (0.2%)		(3,599)

Net Assets — 100.0%		1,845,406

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $16,932, which represents 0.9% of net assets as of December 31, 2023.

(c)	Level 3 security fair valued under procedures established by the Board of Trustees, representing 0.0% of net assets. The total value of this security is $0.

(d)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	69

Segall Bryant & Hamill International Equity Fund	Statement of Investments
December 31, 2023
		% of Net
Country	Value	Assets
Japan	$469,249	25.4%
United Kingdom	264,881	14.3%
France	217,793	11.8%
Switzerland	170,935	9.3%
Germany	144,158	7.8%
Australia	133,362	7.2%
Netherlands	81,109	4.4%
Sweden	56,591	3.1%
Denmark	54,852	3.0%
Italy	50,371	2.7%
Spain	46,516	2.5%
Hong Kong	45,728	2.5%
Belgium	23,807	1.3%
Singapore	20,895	1.1%
Norway	20,670	1.1%
Israel	16,516	0.9%
Austria	12,280	0.7%
Finland	9,492	0.5%
Ireland	4,553	0.2%
New Zealand	3,920	0.2%
Portugal	1,327	0.1%
Total Investments	$1,849,005	100.2%
Liabilities in Excess of Other Assets	(3,599)	(0.2%)
Net Assets	$1,845,406	100.0%

See Notes to Financial Statements.
70	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 98.0%
Communication Services — 4.0%
Media & Entertainment — 4.0%
Alphabet, Inc. - Class C (a)	5,247	$739,460
Nintendo Co., Ltd. (Japan)	10,200	530,802
		1,270,262
Consumer Discretionary — 11.8%
Consumer Durables & Apparel — 1.4%
LVMH Moet Hennessy Louis Vuitton S.E. (France)	542	440,414

Consumer Services — 3.8%
Compass Group PLC (United Kingdom)	16,574	453,577
Oriental Land Co., Ltd. (Japan)	9,602	356,928
Service Corp. International	6,029	412,685
		1,223,190
Retailing — 6.6%
Amazon.com, Inc. (a)	2,998	455,516
D’ieteren Group (Belgium)	4,067	795,589
Dollarama, Inc. (Canada)	6,647	479,046
O’Reilly Automotive, Inc. (a)	370	351,530
		2,081,681
Consumer Staples — 6.3%
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	704	464,696

Food, Beverage & Tobacco — 2.0%
Mond lez International, Inc. - Class A	8,938	647,379

Household & Personal Products — 2.8%
Church & Dwight Co., Inc.	4,355	411,809
Unilever PLC (United Kingdom)	9,749	472,019
		883,828
Energy — 4.5%
Energy — 4.5%
Chevron Corp.	2,801	417,797
ConocoPhillips	4,456	517,208
Suncor Energy, Inc. (Canada)	15,299	490,180
		1,425,185
Financials — 16.1%
Banks — 4.0%
Intesa Sanpaolo S.p.A. (Italy)	142,716	417,661
JPMorgan Chase & Co.	4,859	826,516
		1,244,177
Diversified Financials — 5.2%
Partners Group Holding A.G. (Switzerland)	542	783,678
Visa, Inc. - Class A	3,330	866,965
		1,650,643
Insurance — 6.9%
Aon PLC - Class A (Ireland)	1,153	335,546
Beazley PLC (United Kingdom)	80,844	537,326
Globe Life, Inc.	5,172	629,536
Reinsurance Group of America, Inc.	4,273	691,286
		2,193,694
	Shares	Value
Health Care — 14.2%
Health Care Equipment & Services — 6.9%
Alcon, Inc. (Switzerland)	4,667	$364,586
McKesson Corp.	909	420,849
STERIS PLC (Ireland)	3,157	694,066
UnitedHealth Group, Inc.	1,349	710,208
		2,189,709
Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
Bio-Techne Corp.	5,040	388,887
Novo Nordisk A/S - Class B (Denmark)	6,154	637,830
Perrigo Co. PLC (Ireland)	16,655	535,958
Thermo Fisher Scientific, Inc.	649	344,483
Zoetis, Inc.	2,084	411,319
		2,318,477
Industrials — 13.2%
Capital Goods — 10.6%
Fluidra S.A. (Spain)	24,819	517,446
Parker-Hannifin Corp.	1,623	747,716
Quanta Services, Inc.	4,140	893,412
Safran S.A. (France)	3,145	554,520
Schneider Electric S.E. (France)	3,169	637,966
		3,351,060
Commercial & Professional Services — 2.6%
Jacobs Solutions, Inc.	3,545	460,141
Waste Connections, Inc. (Canada)	2,407	359,293
		819,434
Information Technology — 24.7%
Semiconductors & Semiconductor Equipment — 5.3%
ASML Holding N.V. (Netherlands)	502	378,969
Marvell Technology, Inc.	10,940	659,791
Monolithic Power Systems, Inc.	1,015	640,242
		1,679,002
Software & Services — 15.3%
Adobe, Inc. (a)	820	489,212
Capgemini S.E. (France)	2,745	573,706
Constellation Software, Inc. (Canada)	284	704,179
Fair Isaac Corp. (a)	462	537,773
Microsoft Corp.	3,790	1,425,192
Palo Alto Networks, Inc. (a)	1,510	445,269
ServiceNow, Inc. (a)	968	683,882
		4,859,213
Technology Hardware & Equipment — 4.1%
Apple, Inc.	4,139	796,882
Keysight Technologies, Inc. (a)	3,136	498,906
		1,295,788
Materials — 3.2%
Materials — 3.2%
Franco-Nevada Corp. (Canada)	3,803	421,410
Linde PLC (United Kingdom)	1,424	584,851
		1,006,261
Total Common Stocks (Cost $23,004,860)		31,044,093

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	71

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2023

	Shares	Value
WARRANTS — 0.0%(b)
Information Technology — 0.0% (b)
Software & Services — 0.0%(b)
Constellation Software, Inc. (Canada) (a)(c) (Cost $0)	284	$0

Investments at Value — 98.0% (Cost $23,004,860)		$31,044,093

Other Assets in Excess of Liabilities — 2.0%		619,049

Net Assets — 100.0%		$31,663,142

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Level 3 security fair valued under procedures established by the Board of Trustees, representing 0.0% of net assets. The total value of this security is $0.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

		% of Net
Country	Value	Assets
United States	$17,986,547	56.8%
Canada	2,454,108	7.8%
France	2,206,606	7.0%
United Kingdom	2,047,773	6.5%
Ireland	1,565,570	4.9%
Switzerland	1,148,264	3.6%
Japan	887,730	2.8%
Belgium	795,589	2.5%
Denmark	637,830	2.0%
Spain	517,446	1.6%
Italy	417,661	1.3%
Netherlands	378,969	1.2%
Total Investments	$31,044,093	98.0%
Other Assets in Excess of Liabilities	619,049	2.0%
Net Assets	$31,663,142	100.0%

See Notes to Financial Statements.
72	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 89.7%
Finance — 4.2%
Banking — 3.4%
American Express Co.	3.375%	05/03/24	$315,000	$312,584
Wells Fargo & Co.	3.000%	04/22/26	320,000	306,525
				619,109
Real Estate Investment Trusts — 0.8%
Host Hotels & Resorts LP	4.500%	02/01/26	145,000	142,235

Industrial — 68.6%
Automobile Manufacturing — 5.4%
Ford Motor Credit Co. LLC	3.375%	11/13/25	315,000	301,427
General Motors Financial Co., Inc.	5.100%	01/17/24	355,000	354,867
PACCAR Financial Corp.	5.050%	08/10/26	300,000	304,213
				960,507
Beverages — 1.9%
Anheuser Busch Co. LLC / Anheuser-Busch InBev Worldwide, Inc.	3.650%	02/01/26	345,000	338,724

Building Products — 1.8%
Martin Marietta Materials, Inc.	4.250%	07/02/24	334,000	331,471

Chemicals — 1.9%
Eastman Chemical Co.	7.250%	01/15/24	345,000	345,148

Construction Machinery — 2.6%
Brunswick Corp.	0.850%	08/18/24	195,000	188,684
CNH Industrial Capital LLC	5.450%	10/14/25	285,000	286,241
				474,925
Diversified Manufacturing — 2.0%
Amphenol Corp.	3.200%	04/01/24	360,000	357,771

Electronics — 4.8%
Dell International LLC	6.020%	06/15/26	200,000	204,722
Intel Corp.	4.875%	02/10/26	340,000	342,524
Tyco Electronics Group S.A.	4.500%	02/13/26	335,000	333,849
				881,095
Environmental — 3.1%
Republic Services, Inc.	2.500%	08/15/24	335,000	328,631
Waste Management, Inc.	3.500%	05/15/24	233,000	231,052
				559,683
Food Processors — 1.9%
General Mills, Inc.	5.241%	11/18/25	340,000	339,321

Healthcare Facilities / Supplies — 3.7%
Agilent Technologies, Inc.	3.050%	09/22/26	341,000	325,750
HCA, Inc.	5.875%	02/15/26	340,000	342,892
				668,642
Home Builders — 1.6%
D.R. Horton, Inc.	2.500%	10/15/24	300,000	292,745

Independent Energy — 1.6%
Occidental Petroleum Corp.	5.500%	12/01/25	295,000	294,940

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	73

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Information / Data Technology — 3.5%
Hewlett Packard Enterprise Co.	5.900%	10/01/24	$350,000	$350,818
KLA Corp.	4.650%	11/01/24	284,000	282,305
				633,123
Media — Cable — 1.6%
CCO Holdings LLC / CCO Holdings Capital Corp., 144A (a)	5.500%	05/01/26	300,000	298,002

Media — Non-Cable — 3.2%
Omnicom Group, Inc. / Omnicom Capital, Inc.	3.600%	04/15/26	240,000	233,890
Walt Disney Co. (The)	7.750%	01/20/24	344,000	344,239
				578,129
Midstream Energy — 7.5%
Boardwalk Pipelines LP	5.950%	06/01/26	345,000	349,661
Enterprise Products Operating LLC	3.900%	02/15/24	350,000	349,197
Kinder Morgan, Inc.	4.300%	06/01/25	340,000	335,684
Williams Partners LP	3.900%	01/15/25	340,000	334,548
				1,369,090
Other Industrial — 2.5%
Cintas Corp. No. 2	3.450%	05/01/25	225,000	220,961
Quanta Services, Inc.	0.950%	10/01/24	235,000	226,455
				447,416
Packaging — 2.2%
Avery Dennison Corp.	0.850%	08/15/24	200,000	194,059
Sonoco Products Co.	1.800%	02/01/25	200,000	192,366
				386,425
Paper & Forest Products — 0.9%
Weyerhaeuser Co.	8.500%	01/15/25	160,000	164,522

Refining — 1.0%
Valero Energy Corp.	1.200%	03/15/24	180,000	178,219

Retail Stores — 5.1%
AutoNation, Inc.	3.500%	11/15/24	335,000	327,872
Lowe’s Cos., Inc.	4.800%	04/01/26	310,000	310,199
O’Reilly Automotive, Inc.	3.550%	03/15/26	300,000	291,501
				929,572
Transportation Services — 6.9%
American Airlines Group, Inc., Series 2016-1, Class B	5.250%	01/15/24	321,598	321,248
Continental Airlines, Inc., Series 2012-2, Class A	4.000%	10/29/24	311,734	304,809
Delta Air Lines Pass Thru Trust, Series 2019-1, Class AA	3.204%	10/25/25	360,000	357,098
Union Pacific Railroad Co., Series 2014-1	3.227%	05/14/26	272,709	262,510
				1,245,665
Wireless Telecommunications — 1.9%
Sprint Corp.	7.625%	03/01/26	330,000	344,758

Utility — 16.9%
Electric — 15.0%
Arizona Public Service Co.	3.350%	06/15/24	330,000	326,216
DTE Electric Co.	3.375%	03/01/25	310,000	304,518
Evergy, Inc.	2.450%	09/15/24	195,000	190,569
Georgia Power Co., Series 2016-A	3.250%	04/01/26	380,000	365,263
Nextera Energy Capital Holdings, Inc.	6.051%	03/01/25	350,000	353,117
Pacific Gas & Electric Co.	2.950%	03/01/26	375,000	355,188
Virginia Electric & Power Co., Series 2015-A	3.100%	05/15/25	336,000	327,571

See Notes to Financial Statements.
74	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Electric (contnued)
Vistra Operations Co. LLC, 144A (a)	5.125%	05/13/25	$360,000	$356,499
WEC Energy Group, Inc.	5.000%	09/27/25	100,000	99,787
				2,678,728
Other Utility — 1.9%
American Water Capital Corp.	3.400%	03/01/25	360,000	352,414

Total Corporate Bonds (Cost $16,321,678)				16,212,379

ASSET BACKED SECURITIES — 2.1%
Daimler Trucks Retail Trust, Series 2023-1, Class Class A3 (Cost $379,995)	5.900%	03/15/27	380,000	385,338

U.S. TREASURY BONDS & NOTES — 7.0%
United States Treasury	2.250%	01/31/24	75,000	74,813
United States Treasury	2.375%	08/15/24	500,000	491,836
United States Treasury	3.125%	08/15/25	550,000	539,043
United States Treasury	4.625%	03/15/26	155,000	156,344
Total U.S. Treasury Bonds & Notes (Cost $1,267,502)				1,262,036

Investments at Value — 98.8%
(Cost $17,969,175)				$17,859,753

Other Assets in Excess of Liabilities — 1.2%				222,346

Net Assets — 100.0%				$18,082,099

(a)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	75

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 39.4%
Finance — 9.9%
Banking — 4.8%
Bank of America Corp., Series N (SOFR + 153) (a)	1.898%	07/23/31	$8,975,000	$7,342,115
Capital One Financial Corp. (SOFR + 286) (a)(b)	6.377%	06/08/34	3,490,000	3,591,900
Citigroup, Inc. (SOFR + 116.7) (a)	2.561%	05/01/32	4,100,000	3,420,746
JPMorgan Chase & Co. (SOFR + 151) (a)	2.739%	10/15/30	5,130,000	4,561,206
M&T Bank Corp., Series A (SOFR + 260) (a)(b)	7.413%	10/30/29	4,930,000	5,302,841
PNC Financial Services Group, Inc. (SOFR + 228.4) (a)(b)	6.875%	10/20/34	5,185,000	5,756,064
Wells Fargo & Co. (TSFR3M + 157.2) (a)	3.584%	05/22/28	5,635,000	5,367,708
				35,342,580
Broker/Asset Managers/Exchanges — 0.4%
FMR LLC, 144A (c)	6.450%	11/15/39	2,575,000	2,747,936

Mortgage Banking — 0.8%
Provident Funding Associates LP/PFG Finance Corp., 144A (c)	6.375%	06/15/25	6,295,000	5,775,663

Noncaptive Diversified Financial Companies — 0.8%
Aviation Capital Group LLC, 144A (c)	6.250%	04/15/28	2,875,000	2,931,527
GATX Corp.	3.500%	06/01/32	2,987,000	2,607,338
				5,538,865
Other Finance — 0.8%
IIP Operating Partnership LP	5.500%	05/25/26	6,130,000	5,659,552

Real Estate Investment Trusts — 2.3%
Host Hotels & Resorts LP, Series J (b)	2.900%	12/15/31	4,396,000	3,688,178
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	5,043,968
Ventas Realty LP	3.500%	04/15/24	3,000,000	2,977,153
VICI Properties LP, 144A (c)	5.625%	05/01/24	5,199,000	5,182,082
				16,891,381
Industrial — 24.6%
Automobile Manufacturing — 1.1%
Ford Motor Credit Co. LLC	4.063%	11/01/24	2,000,000	1,964,864
Ford Motor Credit Co. LLC	3.375%	11/13/25	5,500,000	5,263,015
Goodyear Tire & Rubber Co.	5.000%	07/15/29	500,000	472,413
				7,700,292
Building Products — 1.4%
Allegion US Holding Co., Inc.	3.550%	10/01/27	2,550,000	2,422,671
Masco Corp.	6.500%	08/15/32	6,205,000	6,765,248
Summit Materials LLC, 144A (c)	5.250%	01/15/29	1,750,000	1,693,125
				10,881,044
Chemicals — 0.7%
Compass Minerals International, Inc., 144A (c)	6.750%	12/01/27	5,300,000	5,247,000

Construction Machinery — 1.9%
Brunswick Corp.	2.400%	08/18/31	4,798,000	3,877,602
H&E Equipment Services, Inc., 144A (c)	3.875%	12/15/28	5,550,000	5,046,701
United Rentals North America	3.875%	02/15/31	5,295,000	4,811,037
				13,735,340
Consumer Products — 0.8%
Vista Outdoor, Inc., 144A (c)	4.500%	03/15/29	5,600,000	5,467,000

Diversified Manufacturing — 0.8%
BWX Technologies, Inc., 144A (c)	4.125%	06/30/28	4,169,000	3,865,872
Vontier Corp.	2.400%	04/01/28	2,800,000	2,452,688
				6,318,560

See Notes to Financial Statements.
76	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Electronics — 0.4%
QORVO, Inc. (b)	1.750%	12/15/24	$2,235,000	$2,144,378
QORVO, Inc.	4.375%	10/15/29	775,000	735,281
				2,879,659
Environmental — 0.0%(d)
Clean Harbors, Inc., 144A (c)	6.375%	02/01/31	250,000	254,014

Healthcare Facilities / Supplies — 0.9%
HCA, Inc.	3.500%	09/01/30	2,500,000	2,266,316
Tenet Healthcare Corp.	6.125%	10/01/28	4,108,000	4,096,374
				6,362,690
Independent Energy — 2.0%
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	6,823,384
Range Resources Corp. (e)	8.250%	01/15/29	4,080,000	4,222,688
SM Energy Co.	6.500%	07/15/28	3,652,000	3,653,680
				14,699,752
Information Technology — 0.4%
Oracle Corp.	6.250%	11/09/32	2,590,000	2,817,622

Lease / Rent — 1.3%
SBA Tower Trust, 144A, Series 2019-1, Class 1-C (c)	2.836%	01/15/50	10,000,000	9,656,742

Leisure / Entertainment — 0.5%
Cedar Fair LP/Canada’s Wonderland Co.	5.250%	07/15/29	4,000,000	3,773,461

Media — Cable — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (c)	5.000%	02/01/28	4,140,000	3,961,080
Cox Communications, Inc., 144A (c)	2.600%	06/15/31	5,325,000	4,511,492
Dish DBS Corp.	7.750%	07/01/26	2,050,000	1,427,845
Sirius XM Radio, Inc., 144A (c)	5.500%	07/01/29	3,000,000	2,900,490
WarnerMedia Holdings, Inc. (b)	5.391%	03/15/62	4,480,000	3,836,630
				16,637,537
Media — Non-Cable — 1.0%
AMC Networks, Inc.	4.750%	08/01/25	3,965,000	3,861,159
Lamar Media Corp.	3.750%	02/15/28	2,400,000	2,251,253
Lamar Media Corp.	4.875%	01/15/29	1,700,000	1,641,042
				7,753,454
Midstream Energy — 1.5%
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	6,150,313
Transcontinental Gas Pipe Line Co. LLC	7.850%	02/01/26	4,315,000	4,518,293
				10,668,606
Other Industrial — 0.5%
Quanta Services, Inc.	2.900%	10/01/30	4,000,000	3,509,886

Paper & Forest Products — 0.7%
West Fraser Timber Co., Ltd., 144A (c)	4.350%	10/15/24	5,425,000	5,337,035

Pharmaceuticals — 0.8%
Pfizer Investment Enterprises Pte. Ltd.	4.450%	05/19/28	6,000,000	6,003,001

Retail Stores — 2.3%
Dick’s Sporting Goods, Inc.	3.150%	01/15/32	3,825,000	3,263,702
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	3,000,000	2,139,117
Group 1 Automotive, Inc., 144A (c)	4.000%	08/15/28	5,438,000	5,043,021
Hanesbrands, Inc., 144A (c)	4.875%	05/15/26	2,000,000	1,929,225
QVC, Inc.	4.750%	02/15/27	4,730,000	3,745,104
				16,120,169

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	77

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Services — 1.6%
Block Financial LLC	3.875%	08/15/30	$5,340,000	$4,883,593
Rayonier LP	2.750%	05/17/31	6,000,000	5,004,103
Service Corp. International	5.125%	06/01/29	1,575,000	1,543,500
				11,431,196
Supermarkets — 0.5%
Alimentation Couche-Tard, Inc., 144A (b)(c)	3.550%	07/26/27	3,810,000	3,665,489

Transportation Services — 0.5%
FedEx Corp.	3.900%	02/01/35	3,345,000	3,055,031
XPO CNW, Inc.	6.700%	05/01/34	900,000	920,412
				3,975,443
Vehicle Parts — 0.7%
LKQ Corp. (b)	6.250%	06/15/33	4,550,000	4,754,624

Utility — 4.9%
Electric — 4.9%
Nevada Power Co.	6.750%	07/01/37	3,956,000	4,477,555
NRG Energy, Inc., 144A (c)	5.250%	06/15/29	3,565,000	3,452,281
Oglethorpe Power Corp., Series 2022A (b)	4.500%	04/01/47	8,334,000	7,096,380
PG&E Corp.	5.000%	07/01/28	4,866,000	4,734,527
Pinnacle West Capital Corp.	1.300%	06/15/25	4,327,000	4,077,062
Tenaska Virginia Partners LP, 144A (c)	6.119%	03/30/24	13,995	13,926
Virginia Electric & Power Co., Series A	6.000%	05/15/37	5,581,000	5,999,086
Vistra Operations Co. LLC, 144A (c)	5.000%	07/31/27	5,100,000	4,965,367
				34,816,184

Total Corporate Bonds (Cost $300,985,870)				286,421,777

MUNICIPAL BONDS — 3.4%
California — 1.2%
California Municipal Finance Authority, Series 2021 (b)(e)	3.637%	07/01/30	6,855,000	6,097,258
San Diego County Regional Airport Authority, Series 2014-B (b)	5.594%	07/01/43	3,050,000	3,014,399
				9,111,657
Nebraska — 0.5%
City of Blair Nebraska Water System, Series 2023 (b)	6.100%	05/15/27	3,840,000	3,843,038

New Hampshire — 0.7%
National Finance Authority, Series 2021	3.778%	01/01/36	6,000,000	4,702,769

Virginia — 1.0%
Virginia Small Business Financing Authority, Series 2017 (a)(b)(e)	6.500%	07/01/50	7,500,000	7,488,606

Total Municipal Bonds (Cost $27,790,064)				25,146,070

ASSET BACKED SECURITIES — 2.2%
DT Auto Owner Trust, Series 2019-4, Class D, 144A (c)	2.850%	07/15/25	1,019,873	1,015,650
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A-15-2, 144A (c)	3.482%	06/16/25	10,800,000	10,499,654
Trinity Rail Leasing LP, Series 2022-1, Class A, 144A (c)	4.550%	05/19/52	4,753,352	4,493,164
Total Asset Backed Securities (Cost $16,577,137)				16,008,468

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
MORTGAGE-BACKED SECURITIES PASSTHROUGH — 30.1%
Fannie Mae Pool — 10.0%
Pool #735897	5.500%	10/01/35	$232,993	$238,794
Pool #888016	5.500%	05/01/36	397,474	409,323
Pool #MA4703	4.000%	06/01/37	3,708,523	3,640,632
Pool #889108	6.000%	02/01/38	227,567	237,438
Pool #889579	6.000%	05/01/38	362,335	378,409
Pool #995838	5.500%	05/01/39	281,454	289,858
Pool #AL3287, Series 2013	4.500%	09/01/41	999,670	998,379
Pool #MA1700, Series 2013	4.500%	12/01/43	731,367	725,908
Pool #MA1971	4.500%	06/01/44	129,504	128,537
Pool #MA2005	4.500%	08/01/44	267,646	265,648
Pool #CB3110	2.500%	03/01/47	1,097,965	935,596
Pool #CA5338	3.000%	03/01/50	2,499,649	2,222,371
Pool #CA5960	2.500%	06/01/50	8,087,183	6,995,644
Pool #MA4048	3.000%	06/01/50	4,938,880	4,410,381
Pool #CA8256	2.500%	08/01/50	7,890,836	6,729,142
Pool #MA4097	3.000%	08/01/50	4,948,015	4,413,868
Pool #FM6110	3.000%	09/01/50	4,863,910	4,379,538
Pool #MA4121	3.000%	09/01/50	3,731,562	3,320,064
Pool #FS0672	2.000%	01/01/51	4,995,285	4,125,240
Pool #BT0417	2.500%	06/01/51	3,595,057	3,063,912
Pool #MA4379	2.500%	07/01/51	3,216,188	2,741,850
Pool #MA4644	4.000%	05/01/52	12,212,157	11,551,691
Pool #MA4761	5.000%	09/01/52	7,445,333	7,368,532
Pool #MA5008	4.500%	05/01/53	3,864,115	3,746,868
				73,317,623
Freddie Mac Gold Pool — 0.2%
Pool #G08061	5.500%	06/01/35	31,000	31,970
Pool #A42128	5.500%	01/01/36	133,106	137,265
Pool #G02252	5.500%	07/01/36	292,159	301,286
Pool #G02386	6.000%	11/01/36	179,750	187,987
Pool #G03189	6.500%	09/01/37	354,271	367,332
Pool #G08607	4.500%	09/01/44	524,329	521,160
				1,547,000
Freddie Mac Non-Gold Pool — 11.2%
Pool #781958 (H15T1Y + 225) (a)	6.375%	09/01/34	18,132	18,361
Pool #RA2650	3.000%	05/01/50	4,501,480	4,031,525
Pool #SD8092	3.000%	09/01/50	6,270,760	5,582,283
Pool #SD8121	2.000%	01/01/51	1,690,606	1,390,135
Pool #SD8129	2.500%	02/01/51	2,155,974	1,845,740
Pool #SD8151	2.500%	06/01/51	10,523,606	8,970,075
Pool #SD8196	3.500%	02/01/52	8,228,131	7,586,535
Pool #SD8202	3.500%	02/01/52	15,663,197	14,427,665
Pool #SD8201	3.000%	03/01/52	3,429,633	3,032,738
Pool #SD8215	4.000%	05/01/52	8,136,252	7,695,956
Pool #RA7554	4.000%	06/01/52	5,051,330	4,777,961
Pool #SD8238	4.500%	08/01/52	6,727,960	6,523,816
Pool #SD8246	5.000%	09/01/52	7,083,851	7,014,038
Pool #SD8277	5.500%	12/01/52	6,164,605	6,201,748
				79,098,576
Ginnie Mae II Pool — 8.7%
Pool #004496M	5.000%	07/20/39	228,407	232,633
Pool #MA7590M	3.000%	09/20/51	7,821,305	7,083,790
Pool #MA7768M	3.000%	12/20/51	7,429,113	6,724,420
Pool #MA7769M	3.500%	12/20/51	8,412,478	7,843,376

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	79

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Ginnie Mae II Pool (continued)
Pool #MA7882M	3.000%	02/20/52	$1,642,265	$1,486,371
Pool #MA8801M	5.500%	04/20/53	7,321,890	7,375,781
Pool #MA8802M	6.000%	04/20/53	6,693,479	6,807,515
Pool #MA8880M	6.000%	05/20/53	3,381,126	3,438,730
Pool #MA9019M	6.500%	07/20/53	8,183,469	8,383,798
Pool #MA9108M	6.500%	08/20/53	3,464,349	3,549,156
Pool #MA9174M	7.000%	09/20/53	4,642,003	4,772,666
Pool #MA9244M	7.000%	10/20/53	1,741,915	1,791,487
Pool #MA9364M	6.500%	12/20/53	3,110,000	3,186,609
				62,676,332

Total Mortgage-Backed Securities Passthrough (Cost $230,860,598)				216,639,531

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%(d)
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A-3 (Cost $499,059)	6.000%	03/25/35	501,660	313,864

U.S. TREASURY BONDS & NOTES — 22.6%
United States Treasury	0.250%	05/31/25	1,845,000	1,737,543
United States Treasury	2.250%	11/15/25	18,275,000	17,601,109
United States Treasury	2.375%	05/15/27	16,358,000	15,536,905
United States Treasury	4.125%	07/31/28	15,993,000	16,157,928
United States Treasury	2.625%	02/15/29	10,210,000	9,612,556
United States Treasury	0.625%	08/15/30	4,310,000	3,495,982
United States Treasury	2.750%	08/15/32	11,613,000	10,634,968
United States Treasury	3.375%	05/15/33	11,020,000	10,575,756
United States Treasury	3.125%	11/15/41	19,100,000	16,608,047
United States Treasury	2.875%	05/15/43	20,555,000	16,873,567
United States Treasury	2.500%	02/15/45	27,675,000	20,956,245
United States Treasury	1.250%	05/15/50	18,915,000	10,192,673
United States Treasury	1.625%	11/15/50	14,000,000	8,340,938
United States Treasury	2.875%	05/15/52	7,550,000	6,011,098
Total U.S. Treasury Bonds & Notes (Cost $179,437,872)				164,335,315

Investments at Value — 97.7%
(Cost $756,150,600)				$708,865,025

Other Assets in Excess of Liabilities — 2.3%				17,018,561

Net Assets — 100.0%				$725,883,586

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(c)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Percentage rounds to less than 0.1%.

(e)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $17,808,552, which represents 2.5% of net assets as of December 31, 2023.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 97.2%
Finance — 13.0%
Mortgage Banking — 2.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	$1,973,000	$1,810,227

Noncaptive Diversified Financial Companies — 1.4%
Aircastle, Ltd., 144A (a)	5.250%	08/11/25	1,000,000	985,645

Other Finance — 4.7%
IIP Operating Partnership LP	5.500%	05/25/26	1,950,000	1,800,347
Outfront Media Capital LLC, 144A (a)	4.250%	01/15/29	1,610,000	1,452,816
				3,253,163
Real Estate Investment Trusts — 4.3%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,750,000	1,429,465
VICI Properties LP, 144A (a)	4.500%	01/15/28	1,671,000	1,593,916
				3,023,381
Industrial — 78.9%
Automobile Manufacturing — 3.3%
Ford Motor Co.	7.400%	11/01/46	600,000	653,994
Goodyear Tire & Rubber Co.	4.875%	03/15/27	1,725,000	1,669,891
				2,323,885
Building Products — 2.5%
Summit Materials LLC, 144A (a)	6.500%	03/15/27	525,000	524,322
Summit Materials LLC, 144A (a)	5.250%	01/15/29	1,239,000	1,198,732
				1,723,054
Chemicals — 6.1%
Axalta Coating Systems LLC, 144A (a)	4.750%	06/15/27	520,000	505,324
Axalta Coating Systems LLC, 144A (a)	3.375%	02/15/29	1,000,000	897,429
Compass Minerals International, Inc., 144A (a)	6.750%	12/01/27	1,504,000	1,488,960
Olin Corp.	5.125%	09/15/27	806,000	781,446
Olin Corp.	5.000%	02/01/30	675,000	644,055
				4,317,214
Construction Machinery — 4.9%
Brunswick Corp.	2.400%	08/18/31	1,789,000	1,445,817
H&E Equipment Services, Inc., 144A (a)	3.875%	12/15/28	1,461,000	1,328,510
United Rentals North America, Inc.	4.875%	01/15/28	675,000	658,962
				3,433,289
Consumer Products — 5.1%
Central Garden & Pet Co.	4.125%	10/15/30	700,000	636,676
Scotts Miracle-Gro Co.	4.500%	10/15/29	500,000	444,255
Scotts Miracle-Gro Co.	4.000%	04/01/31	875,000	742,355
Vista Outdoor, Inc., 144A (a)	4.500%	03/15/29	1,765,000	1,723,081
				3,546,367
Diversified Manufacturing — 5.2%
ATS Automation Tooling Systems, Inc., 144A (a)	4.125%	12/15/28	1,665,000	1,531,343
BWX Technologies, Inc., 144A (a)	4.125%	06/30/28	1,202,000	1,114,603
Griffon Corp.	5.750%	03/01/28	1,008,000	990,431
				3,636,377
Electronics — 3.0%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	670,000	678,372
QORVO, Inc.	4.375%	10/15/29	1,282,000	1,216,297
Sensata Technologies, Inc., 144A (a)	3.750%	02/15/31	250,000	220,183
				2,114,852
Environmental — 1.2%
Clean Harbors, Inc., 144A (a)	5.125%	07/15/29	910,000	869,835

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	81

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Healthcare Facilities / Supplies — 3.2%
Hologic, Inc., 144A (a)	3.250%	02/15/29	$500,000	$453,310
Teleflex, Inc.	4.625%	11/15/27	375,000	364,522
Tenet Healthcare Corp.	6.125%	10/01/28	1,372,000	1,368,117
				2,185,949
Home Builders — 2.3%
KB Home	6.875%	06/15/27	1,560,000	1,621,228

Independent Energy — 11.1%
Apache Corp.	4.250%	01/15/30	575,000	537,263
Apache Corp.	5.100%	09/01/40	1,345,000	1,152,409
Occidental Petroleum Corp.	7.875%	09/15/31	1,800,000	2,047,607
PDC Energy, Inc.	5.750%	05/15/26	1,250,000	1,247,622
Range Resources Corp. (b)	8.250%	01/15/29	1,635,000	1,692,180
SM Energy Co.	6.500%	07/15/28	1,050,000	1,050,483
				7,727,564
Leisure / Entertainment — 2.8%
Cedar Fair LP	5.375%	04/15/27	937,000	916,761
Cedar Fair LP	5.250%	07/15/29	1,100,000	1,037,702
				1,954,463
Media — Cable — 6.5%
DIRECTV Financing LLC, 144A (a)	5.875%	08/15/27	1,422,000	1,336,078
DISH DBS Corp.	7.750%	07/01/26	802,000	558,601
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	1,385,000	1,339,227
Sirius XM Radio, Inc., 144A (a)	5.500%	07/01/29	1,350,000	1,305,220
				4,539,126
Media — Non-Cable — 5.3%
AMC Networks, Inc.	4.750%	08/01/25	1,597,000	1,555,175
Lamar Media Corp.	3.750%	02/15/28	1,275,000	1,195,978
Lamar Media Corp.	4.875%	01/15/29	815,000	786,735
Nexstar Broadcasting, Inc., 144A (a)	4.750%	11/01/28	225,000	207,333
				3,745,221
Metals / Mining — 1.1%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.500%	09/15/27	800,000	768,627

Pharmaceuticals — 0.5%
Teva Pharmaceuticals Financial Netherlands B.V.	3.150%	10/01/26	390,000	361,101

Restaurants — 1.3%
Papa Johns International, Inc., 144A (a)	3.875%	09/15/29	1,000,000	884,562

Retail Stores — 6.1%
Dick’s Sporting Goods, Inc.	3.150%	01/15/32	831,000	709,055
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	611,000	435,667
Group 1 Automotive, Inc., 144A (a)	4.000%	08/15/28	1,164,000	1,079,455
Hanesbrands, Inc., 144A (a)	4.875%	05/15/26	725,000	699,344
QVC, Inc.	4.750%	02/15/27	1,695,000	1,342,062
				4,265,583
Services — 1.6%
AECOM	5.125%	03/15/27	350,000	347,480
Service Corp. International	4.625%	12/15/27	586,000	566,955
TopBuild Corp., 144A (a)	3.625%	03/15/29	227,000	205,687
				1,120,122
Theater Entertainment — 1.7%
Cinemark USA, Inc., 144A (a)	5.875%	03/15/26	1,180,000	1,154,938

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Transportation Services — 1.8%
XPO Logistics, Inc.	6.700%	05/01/34	$1,242,000	$1,270,169

Vehicle Parts — 1.8%
Allison Transmission, Inc., 144A (a)	4.750%	10/01/27	1,300,000	1,256,148

Wireless Telecommunications — 0.5%
Lumen Technologies, Inc.	7.995%	06/01/36	559,000	349,375

Utility — 5.3%
Electric — 5.3%
NRG Energy, Inc., 144A (a)	3.625%	02/15/31	1,302,000	1,118,651
PG&E Corp.	5.000%	07/01/28	1,000,000	972,981
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,650,000	1,606,442
				3,698,074

Investments at Value — 97.2%
(Cost $72,739,526)				$67,939,539

Other Assets in Excess of Liabilities — 2.8%				1,921,891

Net Assets — 100.0%				$69,861,430

(a)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $1,692,180, which represents 2.4% of net assets as of December 31, 2023.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	83

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 95.4%
Certificate Participation — 0.0%(a)
Lease / Rent — 0.0%(a)
Regional Transportation District Colorado COP, Series 2015-A (b)	4.000%	06/01/40	$20,000	$20,014

General Obligation — 15.4%
Local — 15.4%
Bexar County Texas Hospital District, Series 2023	5.000%	02/15/39	175,000	196,402
Brunswick City School District, BAM, Series 2023 (b)(c)	5.500%	12/01/60	3,000,000	3,315,528
Cedar Port Navigation and Improvement District, Series 2023	4.000%	09/01/34	1,400,000	1,435,664
Cedar Port Navigation and Improvement District, Series 2023 (b)	4.500%	03/01/37	130,000	135,356
Chaffey Joint Union High School District, Series G (b)	0.000%	08/01/36	450,000	279,021
Chaffey Joint Union High School District, Series G (b)	0.000%	08/01/37	500,000	292,744
Chaffey Joint Union High School District, Series G (b)	0.000%	08/01/38	425,000	234,819
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/27	1,450,000	1,375,714
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/28	1,450,000	1,354,609
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/29	1,455,000	1,336,229
Cool Water Municipal Utility District, BAM, Series 2023-A (b)(c)	7.000%	08/15/30	380,000	448,098
Hays County Development District No. 1, AGM, Series 2023 (b)(c)	5.000%	04/01/36	110,000	115,153
Kaufman County Texas Municipal Utility District No. 4, Series 2022	4.000%	03/01/34	550,000	558,207
Kaufman County Texas Municipal Utility District No. 5, Series 2021 (b)	3.000%	03/01/34	555,000	524,729
Kaufman County Texas Municipal Utility District No. 5, Series 2021 (b)	3.000%	03/01/35	450,000	418,636
Madison County Nebraska School District No. 2, Series 2020 (b)	2.000%	12/15/29	540,000	489,022
Meridian Metropolitan District Colorado, Series 2023	4.000%	12/01/43	250,000	253,366
Meridian Metropolitan District Colorado, Series 2023	4.250%	12/01/48	250,000	253,992
New York City General Obligation, Series 2022D SUB D-1 (b)	5.250%	05/01/43	400,000	457,018
Pennsylvania Economic Development Financing Authority Solid Waste Disposal, Series 2021-A	4.270%	06/01/41	1,000,000	995,549
Rendezvous Residential Metropolitan District Colorado, Series 2022 (b)	2.250%	12/01/31	520,000	474,266
Rendezvous Residential Metropolitan District Colorado, Series 2022 (b)	2.350%	12/01/33	465,000	418,073
Robla California School District, AGM, Series G (c)	0.000%	08/01/36	750,000	457,219
Sanitary and Improvment District No. 425 of Douglas County Nebraska, Series 2023	4.900%	11/01/33	4,000,000	4,194,976
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/34	510,000	487,139
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/35	525,000	494,538
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/36	540,000	498,770
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/37	550,000	496,040
Tarrant County Hospital District, Series 2023	5.250%	08/15/37	60,000	70,115
Texas Transportation Commission, Series 2014-B	0.650%	10/01/41	685,000	636,909
Thunderbird Colorado Water & Sanitation District, Series 2023	5.250%	12/01/38	175,000	196,055
Thunderbird Colorado Water & Sanitation District, Series 2023	5.250%	12/01/43	160,000	176,421
Travis County Texas Municipal Utility District No. 21, Series 2016 (b)	3.000%	09/01/27	100,000	96,274
Travis County Texas Municipal Utility District No. 21, Series 2016 (b)	3.500%	09/01/33	215,000	202,669
West Harris County Texas Municipal District No. 5, Series 2015 (b)	3.375%	09/01/27	105,000	103,256
Whitman County Public Hospital District No. 1-A, Series 2023 (b)	5.500%	12/01/36	490,000	568,796
Whitman County Public Hospital District No. 1-A, Series 2023 (b)	5.500%	12/01/43	600,000	674,808
Whitman County Public Hospital District No. 1-A, Series 2023 (b)	5.000%	12/01/53	1,500,000	1,583,593
Windsor Unified School District, Series D	0.000%	08/01/34	440,000	308,250
				26,608,023
Local Authority — 7.2%
Education — 3.1%
Administrators of the Tulane Educational Fund, Series 2013-C (b)	5.000%	10/01/47	170,000	159,044
Public Finance Authority Taxable Educational Facilities Wisconsin, Series 2021-A (b)	5.625%	06/01/50	5,750,000	5,138,517
				5,297,561
Healthcare — 0.2%
Denver Health & Hospital Authority, Series 2014-B (b)	4.900%	12/01/24	410,000	406,825

See Notes to Financial Statements.
84	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Public Services — 0.5%
Port of Greater Cincinnati Ohio Development Authority, Series 2020 (b)(d)	5.250%	12/01/35	$1,000,000	$931,269

Transportation — 3.4%
Public Finance Authority Taxable Air Cargo, Series 2021	2.012%	07/01/25	1,085,000	1,028,660
San Diego County Regional Airport Authority, Series 2014-B (b)	5.594%	07/01/43	5,000,000	4,941,638
				5,970,298
Revenue — 72.8%
Education — 0.1%
Minnewaukan Public School District No. 5, Series 2016	2.700%	08/01/26	185,000	180,023
Pennsylvania Higher Educational Facilities Authority, Series 2016 (b)	3.000%	05/01/37	15,000	13,069
				193,092
Healthcare — 0.1%
Illinois Finance Authority, Series 2016-A (b)	5.000%	02/15/45	100,000	101,989

Housing — 23.2%
Chesapeake Redevelopment & Housing Authority, Series 2023 (b)	5.000%	05/01/43	1,020,000	1,052,612
Connecticut Housing Finance Authority, Series 2021D-SUB-D1 (b)	3.000%	05/15/51	805,000	780,193
District of Columbia Housing Finance Authority, Series 2022-B2	3.000%	09/01/28	3,645,000	3,586,584
Georgia Housing and Finance Authority, Series 2013-A	3.800%	12/01/37	1,155,000	1,074,171
Harrisonburg Redevelopment & Housing Authority, Series 2023 (b)	4.000%	12/01/27	700,000	706,541
Illinois Housing Development Authority, Series 2023 (b)	5.000%	02/01/27	2,000,000	2,058,419
Illinois Housing Development Authority, Series 2023 (b)	5.000%	02/01/27	2,198,000	2,262,202
Maryland Community Development Administration Department, Series 2021-A	1.050%	03/01/29	500,000	430,942
Minnesota State Housing Finance Agency, Series 2021-F (b)	1.850%	07/01/32	470,000	394,241
Minnesota State Housing Finance Agency, Series 2019-F (b)	3.750%	01/01/50	1,695,000	1,685,716
Missouri State Housing Development, Series 2018-A	3.800%	11/01/48	2,340,000	2,170,611
Nebraska Investment Finance Authority, Series 2019-D	3.050%	09/01/42	635,000	550,885
New Mexico Mortgage Finance Authority, Series 2020-B	1.700%	01/01/30	195,000	173,396
New York City Housing Development Corp., Series 2019-E-1	3.000%	11/01/39	395,000	354,067
New York City Housing Development Corp., Series 2022-F-2-A	3.400%	11/01/62	2,500,000	2,506,032
New York State Housing Finance Agency, Series 2020-H	1.800%	11/01/30	560,000	480,325
New York State Housing Finance Agency, Series 2020-H	1.950%	05/01/32	2,460,000	2,082,962
New York State Housing Finance Agency, Series 2021-A	2.350%	11/01/41	500,000	369,791
New York State Housing Finance Agency, Series 2021-J2	1.000%	05/01/61	830,000	764,519
New York State Mortgage Agency, Series 233	1.650%	04/01/30	775,000	680,148
Norfolk Redevelopment & Housing Authority, Series 2023 (b)	5.000%	05/01/43	325,000	335,464
North Carolina Housing Finance Agency, Series 38-B	3.950%	01/01/41	665,000	644,031
Pennsylvania Housing Finance Agency, Series 2017-125B	3.650%	10/01/42	3,000,000	2,822,920
South Dakota Housing Development Authority, Series 2020-C (b)	3.500%	05/01/51	685,000	677,035
Texas Department of Housing & Community Affairs, Series 2021-A	2.250%	07/01/41	2,750,000	2,199,464
Texas Department of Housing & Community Affairs, Series 2019-A (b)	3.625%	09/01/44	915,000	849,259
Texas Department of Housing & Community Affairs, Series 2023-A	5.125%	01/01/48	5,035,000	5,361,204
Travis County Texas Housing Financial Corporation Multifamily Housing, Series 2023	3.750%	08/01/26	1,275,000	1,279,753
Washington State Housing Finance Commission, Series 2017-3N	3.250%	12/01/32	885,000	878,910
Wyoming Community Development Authority, Series 2016-2	3.200%	12/01/41	1,090,000	970,652
				40,183,049
Industrial Development — 16.4%
Bartow County Georgia Development Authority Pollution Control, Series 1997-1 (b)	1.800%	09/01/29	3,900,000	3,367,783
Burke County Georgia Development Authority Pollution Control, Series 1995-5 (b)	2.200%	10/01/32	1,900,000	1,593,368
Burke County Georgia Development Authority Pollution Control, Series 2013-A	1.500%	01/01/40	3,665,000	3,521,696
Burke County Georgia Development Authority Pollution Control, Series 2017-E	3.250%	11/01/45	750,000	742,911
City of Whiting Indiana Environmental Facilities, Series 2017	5.000%	11/01/47	10,625,000	10,679,915
Colorado High Performance Transportation Enterprise, Series 2014 (b)	5.750%	01/01/44	750,000	751,043
Indiana Finance Authority Environmental Refunding, Series 2009-A-2	3.750%	06/01/31	5,750,000	5,829,862

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	85

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Industrial Development (continued)
Whiting Indiana Environmental Facilities, Series 2016-A	4.400%	03/01/46	$2,000,000	$2,049,439
				28,536,017
Lease / Rent — 3.5%
Consolidated Wyoming Municipalities Electric Power System, Series 2022 (b)	5.250%	06/01/39	1,000,000	1,137,332
Harrison-Washington School Building Corp., Series 2023 (b)	4.000%	07/15/38	155,000	161,561
Indianapolis Public Schools Multi-School Building Corp., Series 2023 (b)	5.250%	07/15/41	1,850,000	2,105,894
Noblesville High School Building Corp., Series 2023 (b)	6.000%	07/15/38	375,000	464,493
Noblesville High School Building Corp., Series 2023 (b)	6.000%	07/15/40	500,000	612,498
Noblesville High School Building Corp., Series 2023 (b)	6.000%	01/15/43	830,000	1,004,497
Noblesville Redevelopment Authority, Series 2023 (b)	5.250%	07/15/37	340,000	384,487
				5,870,762
Other — 0.0%(a)
Colorado Education & Cultural Facilities Authority, Series 2015-B (b)	4.000%	12/01/38	50,000	47,720

Recreation — 0.2%
Harris County Texas Municipal Utility District No. 500, Series 2021 (b)	3.000%	12/01/34	375,000	367,740

State and Non-State Appropriated Tobacco — 0.1%
California County Tobacco Securitization Agency (The), Series 2020-A (b)	4.000%	06/01/34	150,000	156,063

Tax — 3.6%
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (b)(d)	5.250%	12/01/39	2,000,000	2,021,927
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (b)(d)	5.250%	12/01/39	900,000	909,867
Northglenn Urban Renewal Authority, Series 2019 (b)	4.000%	12/01/34	400,000	402,615
Northglenn Urban Renewal Authority, Series 2019 (b)	4.000%	12/01/35	525,000	527,281
Southwest Houston Texas Redevelopment Authority, Series 2017-B (b)	4.000%	09/01/40	1,350,000	1,360,241
Village Community Development District No. 7, Series 2015 (b)	4.000%	05/01/36	1,040,000	1,041,116
				6,263,047
Transportation — 8.8%
Allegheny County Airport Authority, AGM, Series 2023-A (b)(c)	5.500%	01/01/53	1,000,000	1,097,773
Florida State Mid-Bay Bridge Authority, Series 2015-A (b)	5.000%	10/01/35	1,180,000	1,202,172
La Paz County Arizona Industrial Development Authority, Series 2016-A (b)(d)	7.000%	11/15/38	1,575,000	1,578,731
La Paz County Arizona Industrial Development Authority, Series 2016-A (b)(d)	7.125%	11/15/45	735,000	735,557
Love Field Airport Modernization Corp., Series 2017 (b)	5.000%	11/01/33	425,000	438,517
Pharr Texas International Toll Bridge System, Series 2021 (b)	4.000%	08/15/33	5,000	5,233
Public Finance Authority Air Cargo, Series 2023	5.000%	07/01/25	260,000	263,359
Public Finance Authority Air Cargo, Series 2023	5.000%	07/01/26	450,000	461,492
Public Finance Authority Air Cargo, Series 2023	5.000%	07/01/27	250,000	259,824
Public Finance Authority Air Cargo, Series 2023	5.000%	07/01/28	500,000	525,548
Triborough Bridge and Tunnel Authority, Series 2021-A-2	2.000%	05/15/45	700,000	673,298
Virginia Small Business Financing Authority, Series 2017 (b)(d)(e)	6.500%	07/01/50	7,500,000	7,488,606
Virginia Small Business Financing Authority, Series 2022 (b)	5.000%	12/31/57	400,000	414,528
				15,144,638
Utilites — 0.5%
King County Washington Sewer Revenue, Series 2020-B (b)	0.875%	01/01/42	975,000	902,494

Utilities — 16.3%
Amery Wisconsin Sewerage System	4.250%	05/01/26	1,950,000	1,955,504
Burke County Georgia Development Authority Pollution Control, Series 1994-5	2.150%	10/01/32	530,000	523,712
King County Washington Sewer Revenue, Series 2020-A	0.625%	01/01/32	3,670,000	3,670,000
Long Island Power Authority, Series 2021-B	1.500%	09/01/26	4,385,000	4,142,990
Long Island Power Authority, Series 2020-B	0.850%	09/01/50	1,000,000	957,626
Orlando Florida Utilities Commission, Series 2021-B	1.250%	10/01/46	1,125,000	982,541
PEFA, Inc. Iowa Gas Project, Series 2019	5.000%	09/01/49	595,000	609,441

See Notes to Financial Statements.
86	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Utilities (continued)
San Antonia Texas Electric & Gas Systems, Series 2015-D	1.125%	12/01/45	$1,770,000	$1,612,193
Southern California Public Power Authority No. 1, Series 2007-A	5.000%	11/01/33	500,000	547,036
Southern California Public Power Authority No. 1, Series 2007-B	5.248%	11/01/38	5,550,000	5,163,244
Utah Infrastructure Agency Telecommunications, Series 2021	3.000%	10/15/24	500,000	493,686
Utah Infrastructure Agency Telecommunications, Series 2021	4.000%	10/15/29	600,000	589,252
Utah Infrastructure Agency Telecommunications, Series 2021 (b)	4.000%	10/15/36	200,000	187,630
Utah Infrastructure Agency Telecommunications, Series 2022	5.000%	10/15/37	1,200,000	1,224,712
Utah Infrastructure Agency Telecommunications, Series 2021 (b)	4.000%	10/15/38	2,585,000	2,342,034
Utah Infrastructure Agency Telecommunications, Series 2022	5.000%	10/15/46	3,250,000	3,170,796
				28,172,397

Total Municipal Bonds (Cost $167,059,322)				165,172,998

CORPORATE BONDS — 4.6%
Industrial — 4.6%
Services — 4.6%
IPMI 3 LLC, 144A, Series 2021 (f) (Cost $8,321,942)	3.900%	12/01/28	9,000,000	7,919,730

Investments at Value — 100.0%
(Cost $175,381,264)				$173,092,728

Other Assets in Excess of Liabilities — 0.0%(a)				54,856

Net Assets — 100.0%				$173,147,584

(a)	Percentage rounds to less than 0.1%.

(b)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(c)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(d)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $13,665,957, which represents 7.9% of net assets as of December 31, 2023.

(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	87

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 97.2%
Certificate Participation — 10.6%
Lease / Rent — 10.6%
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/49	$9,255,000	$8,666,166
Castle Rock Colorado COP, Series 2020 (a)	4.000%	12/01/40	1,025,000	1,046,081
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/34	450,000	476,565
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/35	615,000	649,013
Colorado Higher Education Capital Construction COP, Series 2014-A	5.000%	11/01/24	55,000	55,960
Colorado Regional Transportation District, Series 2023	5.000%	06/01/24	510,000	514,204
Denver Colorado City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/42	1,860,000	2,045,775
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/30	350,000	373,587
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/31	350,000	372,854
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/32	225,000	239,067
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/33	240,000	254,305
Fraser Valley Metropolitan Recreation District, Series 2023 (a)	5.250%	12/01/53	500,000	534,947
Grand Junction Colorado COP, Series 2019 (a)	4.000%	12/01/35	490,000	515,133
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/34	125,000	131,296
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/34	55,000	58,862
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/35	310,000	331,113
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/36	810,000	841,608
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/36	325,000	343,308
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/37	840,000	866,036
Hyland Hills Park and Recreation District COP, Series 2022	5.000%	12/15/41	2,430,000	2,718,892
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/41	2,235,000	2,222,167
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/46	4,060,000	3,938,794
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/51	4,000,000	3,790,418
Platteville-Gilcrest Fire Protection District COP, Series 2018 (a)	5.000%	12/01/33	175,000	191,797
Rangeview Library District Adams Country Colorado COP, Series 2022-A	5.000%	12/15/34	430,000	492,114
Rangeview Library District Adams Country Colorado COP, Series 2022-A	5.000%	12/15/35	775,000	883,458
Town of Breckenridge Colorado COP, Series 2022	5.000%	12/01/42	2,325,000	2,545,651
Town of Firestone Colorado Water Enterprise COP, Series 2018 (a)	5.000%	12/01/42	3,000,000	3,139,450
				38,238,621
Escrow to Maturity — 1.2%
Healthcare — 1.2%
Colorado Health Facilities Authority, Series 1991-B	0.000%	07/15/24	4,500,000	4,424,379

General Obligation — 17.0%
Local — 17.0%
BNC Metropolitan District No. 1, BAM, Series 2017-A (a)(b)	5.000%	12/01/37	545,000	581,091
Bradburn Metropolitan District No. 2, Series 2018-A	4.000%	12/01/28	110,000	106,327
Bradburn Metropolitan District No. 2, Series 2018-A (a)	5.000%	12/01/38	600,000	593,223
Bromley Park Metropolitan District No. 2, BAM, Series 2018-A (a)(b)	4.000%	12/01/47	2,500,000	2,371,796
Castle Oaks Metropolitan District No. 3 Colorado, AGM, Series 2020 (b)	4.000%	12/01/50	4,690,000	4,456,149
Colliers Hill Metropolitan District No. 2 Town of Erie Weld County Colorado, BAM, Series 2022B-1 (a)(b)	6.000%	12/15/47	2,000,000	1,920,111
Cornerstar Metropolitan District, Series 2017-A (a)	5.125%	12/01/37	1,000,000	998,617
Crested Butte Colorado Fire Protection District, Series 2022 (a)	5.000%	12/01/46	5,770,000	6,312,482
Erie Commons Metropolitan District No. 2, AGM, Series 2019-A (a)(b)	3.000%	12/01/49	100,000	76,807
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	5.000%	12/01/35	175,000	200,990
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	5.000%	12/01/41	570,000	629,783
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	4.000%	12/01/51	1,100,000	1,027,287
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (a)(b)	4.000%	12/01/34	1,075,000	1,131,853
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (b)(b)	2.375%	12/01/39	750,000	593,779
Fremont Custer & El Paso Counties Colorado School District No. RE-2, Series 2023	5.250%	12/01/47	3,250,000	3,664,357
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A (c)	5.000%	12/01/24	215,000	217,836
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A (c)	5.000%	12/01/25	135,000	139,165

See Notes to Financial Statements.
88	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Local (continued)
Great Western Park Metropolitan District No. 2 Colorado, AGM, Series 2021 (a)(b)	4.000%	12/01/35	$520,000	$553,544
Great Western Park Metropolitan District No. 2 Colorado, AGM, Series 2021 (a)(b)	4.000%	12/01/36	555,000	583,493
Gunnison Watershed Colorado School District No. RE-1J COP, Series 2023	5.000%	12/01/41	1,200,000	1,367,089
Gunnison Watershed Colorado School District No. RE-1J COP, Series 2023	5.000%	12/01/42	1,000,000	1,133,801
Gunnison Watershed Colorado School District No. RE-1J COP, Series 2023 (a)	5.000%	12/01/47	6,500,000	7,210,843
High Plains Metropolitan District, NATL, Series 2017 (a)	5.000%	12/01/35	500,000	535,994
Hogback Metropolitan District Colorado, Series 2021-A (a)	5.000%	12/01/41	700,000	651,976
Longs Peak Metropolitan District Colorado, Series 2021 (a)	1.086%	12/01/51	6,500,000	5,582,613
North Pine Vistas Metropolitan District No. 2, AGM, Series 2022 (b)	5.250%	12/01/42	625,000	703,123
North Pine Vistas Metropolitan District No. 2, AGM, Series 2022 (b)	5.000%	12/01/52	1,000,000	1,074,001
North Pine Vistas Metropolitan District No. 3, AGM, Series 2021-A (a)(b)	4.000%	12/01/36	175,000	183,735
Prairie Center Metropolitan District No. 7 Colorado, Series 2020 (a)	4.125%	12/15/36	500,000	449,441
Prairie Center Metropolitan District No. 7 Colorado, Series 2020 (a)	4.875%	12/15/44	700,000	615,330
Sand Creek County Metropolitan District, AGM, Series 2017 (a)(b)	4.000%	12/01/35	380,000	397,279
Sand Creek County Metropolitan District, AGM, Series 2020-B (a)(b)	4.000%	12/01/35	3,405,000	3,629,965
Sand Creek County Metropolitan District, AGM, Series 2020-B (a)(b)	4.000%	12/01/40	2,325,000	2,357,511
SBC Metropolitan District, AGM, Series 2016 (a)(b)	5.000%	12/01/34	205,000	216,925
Southshore Metropolitan District No. 2 City of Aurora Arapahoe County Colorado, BAM, Series 2020-A-2 (a)(b)	4.000%	12/01/46	6,300,000	6,062,833
Whispering Pines Metropolitan District No. 1 Colorado, AGM, Series 2023 (b)	5.000%	12/01/43	325,000	352,207
Whispering Pines Metropolitan District No. 1 Colorado, AGM, Series 2023 (b)	5.000%	12/01/52	900,000	950,597
				59,633,953
Local Authority — 8.6%
Education — 0.6%
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-C (b)	4.800%	12/01/27	2,000,000	2,018,769

Housing — 4.8%
Colorado Housing & Finance Authority, Series 2020-C-1	2.025%	05/01/24	150,000	148,497
Colorado Housing & Finance Authority, Series 2023-F-1	4.214%	05/01/24	1,335,000	1,330,959
Colorado Housing & Finance Authority, Series 2020-C-1	2.075%	11/01/24	250,000	244,005
Colorado Housing & Finance Authority, Series 2023-F-1	4.264%	11/01/24	2,335,000	2,319,865
Colorado Housing & Finance Authority, Series 2023-F-1	4.314%	05/01/25	2,695,000	2,671,708
Colorado Housing & Finance Authority, Series 2023-J	4.837%	05/01/25	1,885,000	1,881,211
Colorado Housing & Finance Authority, Series 2020-C-1	2.175%	11/01/25	500,000	476,622
Colorado Housing & Finance Authority, Series 2023-F-1	4.364%	11/01/25	1,620,000	1,605,506
Colorado Housing & Finance Authority, Series 2023-J	4.887%	11/01/25	2,340,000	2,340,203
Colorado Housing & Finance Authority, Series 2023-J	4.684%	05/01/26	1,500,000	1,495,497
Colorado Housing & Finance Authority, Series 2023-C (a)	5.082%	10/01/26	2,000,000	2,009,069
				16,523,142
Lease / Rent — 0.1%
Boulder Municipal Property COP, Series 2019	2.250%	11/01/24	500,000	488,301

Local — 2.2%
Eagle County Colorado School District, Series 2021	0.793%	12/01/25	3,000,000	2,794,778
Eagle County Colorado School District, Series 2021	0.903%	12/01/26	5,000,000	4,528,725
Garfield County School District No. RE-2, Series 2012-B (a)	3.050%	12/01/26	500,000	481,243
				7,804,746
Recreation — 0.3%
Park Creek Metropolitan District, Series 2017-B	3.300%	12/01/24	425,000	418,003
Park Creek Metropolitan District, Series 2017-B	3.450%	12/01/25	500,000	487,608
Park Creek Metropolitan District, Series 2017-B (a)	3.600%	12/01/26	300,000	291,604
				1,197,215
Tax — 0.3%
Grand Junction Colorado, Series 2020-A	1.826%	03/01/25	620,000	598,424
Park Creek Metropolitan District, Series 2018-B	3.800%	12/01/24	440,000	434,687
				1,033,111

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	89

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Utilities — 0.3%
Todd Creek Village Metropolitan District Colorado, Series 2018-B (a)	5.875%	12/01/38	$810,000	$806,667
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.646%	11/01/25	430,000	413,939
				1,220,606
Revenue — 45.7%
Education — 3.9%
Board of Trustees of the Colorado School of Mines, Series 2023-C	5.250%	12/01/39	900,000	1,048,124
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-A (b)	5.250%	12/01/47	1,000,000	1,106,571
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-B (b)	5.250%	12/01/52	5,150,000	5,663,266
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/34	1,975,000	1,939,452
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/01/35	3,145,000	3,222,767
University of Colorado Enterprise, Series 2019-C	2.000%	06/01/54	730,000	724,071
				13,704,251
Healthcare — 4.1%
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/24	575,000	578,594
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/29	425,000	451,090
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/30	500,000	511,253
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/30	710,000	753,270
Colorado Health Facilities Authority, Series 2023-A (a)	3.000%	05/15/30	405,000	370,413
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/31	1,155,000	1,223,762
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/32	1,650,000	1,746,438
Colorado Health Facilities Authority, Series 2015	5.000%	01/15/35	1,630,000	1,687,211
Colorado Health Facilities Authority, Series 2020	4.000%	10/01/35	335,000	343,253
Colorado Health Facilities Authority, Series 2019-A-1 (a)	4.000%	08/01/37	875,000	887,508
Colorado Health Facilities Authority, Series 2020 (a)	4.000%	10/01/37	330,000	334,670
Colorado Health Facilities Authority, Series 2019-A (a)	5.000%	11/15/37	200,000	220,791
Colorado Health Facilities Authority, Series 2020 (a)	4.000%	10/01/38	125,000	125,854
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/39	1,200,000	1,217,831
Colorado Health Facilities Authority, Series 2023-A (a)	4.000%	05/15/41	500,000	435,015
Colorado Health Facilities Authority, Series 2016-A (a)	5.000%	12/01/44	745,000	757,688
Colorado Health Facilities Authority, Series 2015 (a)	4.000%	01/15/45	2,155,000	2,059,185
Colorado Health Facilities Authority, Series 2022-A	5.000%	05/15/47	180,000	196,605
Colorado Health Facilities Authority, Series 2023-A (a)	4.000%	05/15/48	500,000	401,681
				14,302,112
Housing — 11.9%
Colorado Housing & Finance Authority, Series 2023-B-2 (a)	3.350%	10/01/26	5,290,000	5,304,486
Colorado Housing & Finance Authority, Series 2023-B-1 (a)	4.200%	10/01/38	200,000	202,990
Colorado Housing & Finance Authority, Series 2023-A (a)	4.350%	10/01/43	1,420,000	1,434,050
Colorado Housing & Finance Authority, Series 2023-B-1 (a)	4.500%	10/01/43	385,000	389,348
Colorado Housing & Finance Authority, Series 2023-A (a)	4.600%	10/01/48	2,265,000	2,293,323
Colorado Housing & Finance Authority, Series 2023-B-1 (a)	4.700%	10/01/48	275,000	283,141
Colorado Housing & Finance Authority, Series 2021-E	3.000%	11/01/51	450,000	436,858
Colorado Housing & Finance Authority, Series 2023-I (a)	6.000%	05/01/53	15,000,000	16,600,325
Colorado Housing & Finance Authority, Series 2023-A (a)	4.650%	10/01/53	770,000	777,317
Colorado Housing & Finance Authority, Series 2023-L	5.750%	11/01/53	8,000,000	8,641,905
Maiker Housing Partners Multifamily Housing, Series 2023 (a)	4.500%	05/01/42	6,000,000	6,005,158
				42,368,901
Industrial Development — 0.0%(d)
Burke County Georgia Development Authority Pollution Control, Series 2013-A	1.500%	01/01/40	135,000	129,721

Other — 3.0%
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	11/15/24	435,000	440,058
Colorado Educational & Cultural Facilities Authority, Series 2015-A (a)(c)	4.125%	07/01/26	250,000	246,076
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	11/15/31	1,000,000	1,014,381
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	12/01/31	1,500,000	1,522,400

See Notes to Financial Statements.
90	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Other (continued)
Colorado Educational & Cultural Facilities Authority, Series 2016-A (a)	5.000%	12/15/31	$715,000	$755,079
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	10/01/32	1,340,000	1,357,366
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	06/01/36	1,580,000	1,634,196
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	07/01/36	1,000,000	1,020,740
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)(c)	5.000%	07/01/36	1,000,000	1,015,149
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	08/01/36	1,140,000	1,179,144
Colorado Educational & Cultural Facilities Authority, Series 2014B (a)	5.625%	01/15/44	425,000	425,217
				10,609,806
Public Services — 6.1%
Cherry Creek Corporate Center Metropolitan District, Series 2015-A (a)	5.000%	06/01/37	500,000	491,827
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/27	620,000	641,513
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/36	300,000	306,709
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/37	400,000	407,539
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/37	370,000	418,307
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/38	655,000	735,859
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/39	730,000	814,362
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/41	500,000	552,061
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/42	500,000	549,042
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)(b)	5.000%	12/01/42	1,405,000	1,478,482
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)(b)	5.000%	12/01/47	10,835,000	11,333,153
Southglenn Metropolitan District Colorado, Series 2016 (a)	5.000%	12/01/30	3,505,000	3,502,390
Sterling Ranch Community Authority Colorado, Series 2020-A (a)	3.750%	12/01/40	500,000	438,591
				21,669,835
Tax — 3.9%
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a)(b)	5.000%	12/01/34	525,000	552,536
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)(c)	5.250%	12/01/39	3,500,000	3,538,372
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)(c)	5.250%	12/01/39	1,200,000	1,213,156
Superior Open Space Sales and Use Tax Colorado, AGM, Series 2020 (a)(b)	5.000%	06/01/40	700,000	771,573
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/34	2,000,000	2,151,216
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/35	2,000,000	2,131,910
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/36	3,240,000	3,427,203
				13,785,966
Transportation — 9.3%
Denver Colorado City & County Airport System, Series 2022-D	5.000%	11/15/24	15,000,000	15,176,994
Denver Colorado City & County Airport System, Series 2023-B	5.000%	11/15/24	1,375,000	1,391,224
Denver Colorado City & County Airport System, Series 2020-B-2	5.000%	11/15/31	7,690,000	7,903,805
Denver Colorado City & County Airport System, Series 2022-B	5.250%	11/15/53	6,750,000	7,548,308
Grand Junction Regional Airport Authority, NATL, Series 2016-A (a)	5.000%	12/01/31	1,155,000	1,216,294
				33,236,625
Utilities — 3.5%
Arvada Colorado Water Enterprise, Series 2022 (a)	4.000%	12/01/45	1,345,000	1,355,492
City of Colorado Springs Colorado Utilities System, Series 2022-B (a)	5.000%	11/15/47	380,000	422,645
City of Colorado Springs Colorado Utilities System, Series 2020-C	5.000%	11/15/50	5,780,000	6,270,380
Puerto Rico Electric Power Authority, AGM, Series 2007-UU (a)(b)(e)	4.310%	07/01/29	400,000	371,667
Todd Creek Village Metropolitan District Colorado, Series 2018-A	5.000%	12/01/28	1,200,000	1,256,542
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/33	1,350,000	1,434,278
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/38	1,000,000	1,042,942
				12,153,946

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	91

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2023

	Coupon	Maturity	Par Value	Value
Variable Rate Demand Note — 14.1%
Variable Rate Demand Note — 14.1%
City of Colorado Springs Colorado Utilities System, Series 2007-A (a)(e)	3.750%	11/01/37	$16,655,000	$16,655,000
Colorado Health Facilities Authority, Series 2016-B (a)	3.900%	12/01/45	7,500,000	7,500,000
Colorado Health Facilities Authority, Series 2020-A (a)	4.050%	12/01/52	6,000,000	6,000,000
Colorado Health Facilities Authority, Series 2022-E	4.000%	05/15/62	10,000,000	10,000,000
University of Colorado Hospital Authority, Series 2019-A	3.750%	11/15/49	10,000,000	10,000,000
				50,155,000

Investments at Value — 97.2% (Cost $351,932,384)				$344,699,006

Other Assets in Excess of Liabilities — 2.8%				9,886,283

Net Assets — 100.0%				$354,585,289

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $6,369,754, which represents 1.8% of net assets as of December 31, 2023.

(d)	Percentage rounds to less than 0.1%.

(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
92	| www.sbhfunds.com

Barrett Growth Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 99.9%
Communication Services — 5.7%
Media & Entertainment — 5.7%
Alphabet, Inc. - Class C (a)	8,500	$1,197,905
Walt Disney Co. (The)	3,000	270,870
		1,468,775
Consumer Discretionary — 14.4%
Consumer Services — 4.4%
McDonald’s Corp.	2,000	593,020
Starbucks Corp.	5,500	528,055
		1,121,075
Retailing — 10.0%
Amazon.com, Inc. (a)	7,000	1,063,580
AutoZone, Inc. (a)	150	387,841
TJX Cos., Inc. (The)	12,000	1,125,720
		2,577,141
Consumer Staples — 5.2%
Food & Staples Retailing — 5.2%
Costco Wholesale Corp.	2,025	1,336,662

Financials — 17.9%
Banks — 2.8%
JPMorgan Chase & Co.	4,300	731,430

Diversified Financials — 11.4%
Ares Management Corp. - Class A	10,750	1,278,390
BlackRock, Inc.	200	162,360
Visa, Inc. - Class A	5,750	1,497,013
		2,937,763
Insurance — 3.7%
Progressive Corp. (The)	6,000	955,680

Health Care — 18.2%
Health Care Equipment & Services — 6.0%
Stryker Corp.	2,500	748,650
UnitedHealth Group, Inc.	1,500	789,705
		1,538,355
Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
Danaher Corp.	2,750	636,185
Merck & Co., Inc.	4,000	436,080
Regeneron Pharmaceuticals, Inc. (a)	875	768,504
Thermo Fisher Scientific, Inc.	900	477,711
Zoetis, Inc.	4,200	828,954
		3,147,434
Industrials — 5.1%
Capital Goods — 1.6%
EnerSys	4,000	403,840

Commercial & Professional Services — 3.5%
Tetra Tech, Inc.	5,400	901,422

Information Technology — 31.1%
Semiconductors & Semiconductor Equipment — 9.1%
NVIDIA Corp.	4,700	2,327,534
	Shares	Value
Software & Services — 16.4%
Accenture PLC - Class A (Ireland)	3,000	$1,052,730
Adobe, Inc. (a)	900	536,940
Fair Isaac Corp. (a)	500	582,005
Microsoft Corp.	4,600	1,729,784
Roper Technologies, Inc.	600	327,102
		4,228,561
Technology Hardware & Equipment — 5.6%
Apple, Inc.	7,500	1,443,975

Materials — 2.3%
Materials — 2.3%
Ecolab, Inc.	3,000	595,050

Investments at Value — 99.9% (Cost $6,569,029)		$25,714,697

Other Assets in Excess of Liabilities — 0.1%		38,495

Net Assets — 100.0%		$25,753,192

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	93

Barrett Opportunity Fund	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 99.8%
Communication Services — 7.0%
Media & Entertainment — 7.0%
Alphabet, Inc. - Class C (a)	18,067	$2,546,182

Consumer Discretionary — 9.2%
Retailing — 9.2%
Home Depot, Inc. (The)	1,999	692,754
Murphy USA, Inc.	7,422	2,646,388
		3,339,142
Consumer Staples — 2.1%
Food, Beverage & Tobacco — 2.1%
PepsiCo, Inc.	4,582	778,207

Energy — 15.1%
Energy — 15.1%
Murphy Oil Corp.	44,534	1,899,820
Shell PLC ADR (United Kingdom)	55,026	3,620,711
		5,520,531
Financials — 17.6%
Diversified Financials — 15.7%
Ares Management Corp. - Class A	8,018	953,501
Bank of New York Mellon Corp. (The)	42,166	2,194,740
FleetCor Technologies, Inc. (a)	1,375	388,589
Jefferies Financial Group, Inc.	54,064	2,184,726
		5,721,556
Insurance — 1.9%
Progressive Corp. (The)	4,289	683,152

Health Care — 8.2%
Pharmaceuticals, Biotechnology & Life Sciences — 8.2%
AbbVie, Inc.	7,560	1,171,573
Johnson & Johnson	3,849	603,293
Thermo Fisher Scientific, Inc.	2,291	1,216,040
		2,990,906
Industrials — 16.8%
Capital Goods — 11.3%
General Dynamics Corp.	15,785	4,098,891

Commercial & Professional Services — 5.5%
Automatic Data Processing, Inc.	8,663	2,018,219

Information Technology — 20.5%
Software & Services — 10.7%
Microsoft Corp.	10,370	3,899,535

Technology Hardware & Equipment — 9.8%
Apple, Inc.	18,635	3,587,796
	Shares	Value
Real Estate — 3.3%
Real Estate — 3.3%
Rayonier, Inc.	36,234	$1,210,578

Investments at Value — 99.8%
(Cost $5,407,131)		$36,394,695

Other Assets in Excess of Liabilities — 0.2%		73,292

Net Assets — 100.0%		$36,467,987

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
94	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2023

COMMON ABBREVIATIONS

A.B.	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
A.S.	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab is a Danish Joint Stock Company.
A.S.A.	Aksjeselskop is the Norwegian term for a stock- based company.
BAM	Build America Mutual.
Bhd	Berhad is a Malaysian term for a public limited company.
COP	Certificate of Participation.
H15T1Y	U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corp.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ	Julkinen osakeyhtiö means public stock company.
PCL	Public Company Limited.
PJSC	Public Joint-Stock Company.
PLC	Public Limited Company.
P.S.Q.C.	Pakistan Standards & Quality Control Authority.
REIT	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.A.A.	Sociedad Anonima Abierta is a Peruvian term for a publicly held corporation.
S.A.B de C.V.	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies.
S.A.K.P.	Suid Afrikaanse Kommunistiese Party.
S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SOFR	Secured Overnight Financing Rate.
S.p.A.	Societa per azioni is the Italian equivalent of the term Public Limited Companies.
Tbk P.T.	Terbuka Perseroan Terbatas is an Indonesia term for a public limited company.
TSFR	CME Term SOFR.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	95

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2023

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill
	Value Fund	Growth Fund	Core Fund	All Cap Fund
Assets
Investments, at cost	$537,011,554	$195,638,415	$56,098,436	$70,875,282
Investments, at value	$620,821,451	$232,541,243	$69,952,342	$123,028,027
Cash equivalents (Note 2)	23,792,096	9,041,908	4,355,545	2,425,498
Receivable for Fund shares sold	259,577	105,443	1,082	24,990
Dividends and interest receivable	480,594	111,517	55,457	40,515
Foreign tax reclaims receivable	—	—	—	5,980
Other assets	49,006	30,196	24,232	34,412
Total assets	645,402,724	241,830,307	74,388,658	125,559,422

Liabilities
Payable for Fund shares redeemed	231,829	54,733	—	56,215
Payable for investment securities purchased	1,455,706	1,273,411	—	—
Payable to Adviser (Note 6)	432,354	127,997	41,149	61,884
Accrued shareholder servicing fees (Note 6)	56,360	22,563	10,387	14,163
Payable to third party administrator (Note 6)	19,605	9,069	4,712	6,163
Accrued chief compliance officer fees (Note 6)	1,704	857	525	637
Other accrued expenses	38,788	26,815	24,764	24,391
Total liabilities	2,236,346	1,515,445	81,537	163,453
Net Assets	$643,166,378	$240,314,862	$74,307,121	$125,395,969

Net Assets Consists of
Paid-in capital	$573,784,490	$278,769,133	$56,943,387	$69,309,456
Distributable earnings (accumulated deficit)	69,381,888	(38,454,271)	17,363,734	56,086,513
Net Assets	$643,166,378	$240,314,862	$74,307,121	$125,395,969

Net Assets
Retail	$8,648,734	$35,208,633	$520,470	$1,442,369
Institutional	634,517,644	205,106,229	73,786,651	123,953,600
Shares of Beneficial Interest Outstanding
Retail	626,135	1,926,872	44,128	72,583
Institutional	45,876,032	10,916,248	6,222,466	6,231,005
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Retail	$13.81	$18.27	$11.79	$19.87
Institutional	$13.83	$18.79	$11.86	$19.89

See Notes to Financial Statements.
96	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2023

		Segall Bryant	Segall Bryant
	Segall Bryant &	& Hamill	& Hamill		Segall Bryant &
	Hamill Emerging	International	International		Hamill Global
	Markets Fund	Small Cap Fund	Equity Fund		All Cap Fund
Assets
Investments, at cost	$44,649,598	$99,101,115	$1,766,722		$23,004,860
Investments, at value	$51,754,061	$113,476,963	$1,849,005		$31,044,093
Cash	—	46,105	—		—
Cash equivalents (Note 2)	—	—	176,839		539,620
Foreign currency, at value (Cost $344,168, $73,378, $1,905, and $—, respectively)	358,248	76,458	1,914		—
Receivable for Fund shares sold	—	134	60,000		—
Receivable for investment securities sold	1,125,294	170,455	—		—
Due from Adviser	10,946	—	14,971		—
Dividends and interest receivable	185,150	188,563	2,747		16,847
Foreign tax reclaims receivable	2,287	943,196	55		84,295
Other assets	24,182	36,297	2,921		15,157
Total assets	53,460,168	114,938,171	2,108,452		31,700,012

Liabilities
Due to custodian	1,344,181	113,528	—		—
Payable for Fund shares redeemed	20,000	4,103	—		—
Payable for investment securities purchased	—	—	235,058		—
Accrued foreign capital gains on appreciated securities	501,100	—	—		—
Payable to Adviser (Note 6)	—	58,563	—		4,507
Accrued shareholder servicing fees (Note 6)	5,593	22,456	28		4,188
Payable to third party administrator (Note 6)	4,234	5,749	1,685		4,364
Accrued chief compliance officer fees (Note 6)	482	608	210		440
Other accrued expenses	94,753	67,728	26,065		23,371
Total liabilities	1,970,343	272,735	263,046		36,870
Net Assets	$51,489,825	$114,665,436	$1,845,406		$31,663,142

Net Assets Consists of
Paid-in capital	$51,343,840	$187,842,619	$1,759,566		$23,427,033
Distributable earnings (accumulated deficit)	145,985	(73,177,183)	85,840		8,236,109
Net Assets	$51,489,825	$114,665,436	$1,845,406		$31,663,142

Net Assets
Retail	$2,199,987	$13,681,622	$2,645		$28,272,794
Institutional	49,289,838	100,983,814	1,842,761		3,390,348
Shares of Beneficial Interest Outstanding
Retail	262,437	1,280,155	253		2,744,550
Institutional	5,863,944	9,437,694	176,050		334,026
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Retail	$8.38	$10.69	$10.47	(a)	$10.30
Institutional	$8.41	$10.70	$10.47		$10.15

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	97

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2023

				Segall Bryant &
	Segall Bryant &	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Short Term	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Plus Fund	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Assets
Investments, at cost	$17,969,175	$756,150,600	$72,739,526	$175,381,264	$351,932,384
Investments, at value	$17,859,753	$708,865,025	$67,939,539	$173,092,728	$344,699,006
Cash equivalents (Note 2)	61,951	10,700,646	979,840	—	8,353,408
Receivable for Fund shares sold	—	1,189,411	60	234,454	354,861
Receivable for investment securities sold	—	—	—	1,239,700	164,218
Due from Adviser	15,878	—	—	—	—
Dividends and interest receivable	207,942	5,996,055	1,117,442	1,601,715	1,930,758
Other assets	10,370	51,712	15,459	19,431	27,727
Total assets	18,155,894	726,802,849	70,052,340	176,188,028	355,529,978

Liabilities
Due to custodian	35,938	—	—	1,323,530	—
Payable for Fund shares redeemed	—	592,559	121,122	434,413	733,299
Payable for investment securities purchased	—	—	—	1,176,219	—
Payable to Adviser (Note 6)	—	160,735	22,079	47,809	106,102
Accrued shareholder servicing fees (Note 6)	6,865	93,867	14,147	18,734	54,160
Payable to third party administrator (Note 6)	3,411	21,868	4,787	7,400	8,949
Accrued chief compliance officer fees (Note 6)	414	1,872	519	745	745
Other accrued expenses	27,167	48,362	28,256	31,594	41,434
Total liabilities	73,795	919,263	190,910	3,040,444	944,689
Net Assets	$18,082,099	$725,883,586	$69,861,430	$173,147,584	$354,585,289

Net Assets Consists of
Paid-in capital	$19,366,698	$823,019,360	$84,744,557	$207,611,401	$408,985,006
Distributable earnings (accumulated deficit)	(1,284,599)	(97,135,774)	(14,883,127)	(34,463,817)	(54,399,717)
Net Assets	$18,082,099	$725,883,586	$69,861,430	$173,147,584	$354,585,289

Net Assets
Retail	$3,330,786	$292,517,064	$27,512,807	$13,886,321	$116,154,846
Institutional	14,751,313	433,366,522	42,348,623	159,261,263	238,430,443
Shares of Beneficial Interest Outstanding
Retail	332,612	30,925,955	3,215,503	1,436,971	11,035,514
Institutional	1,471,310	46,317,116	5,012,612	16,471,843	22,558,828
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Retail	$10.01	$9.46	$8.56	$9.66	$10.53
Institutional	$10.03	$9.36	$8.45	$9.67	$10.57

See Notes to Financial Statements.
98	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2023

	Barrett	Barrett
	Growth	Opportunity
	Fund	Fund
Assets
Investments, at cost	$6,569,029	$5,407,131
Investments, at value	$25,714,697	$36,394,695
Cash equivalents (Note 2)	18,350	—
Receivable for Fund shares sold	—	—
Receivable for investment securities sold	—	—
Due from Adviser	6,658	3,567
Dividends and interest receivable	54,933	124,670
Other assets	8,508	38,382
Total assets	25,803,146	36,561,314

Liabilities
Due to custodian	—	26,116
Payable for Fund shares redeemed	—	833
Payable to Adviser (Note 6)	—	—
Accrued shareholder servicing fees (Note 6)	1,812	12,383
Accrued distribution fees (Note 6)	7,541	—
Payable to third party administrator (Note 6)	15,790	15,636
Accrued chief compliance officer fees (Note 6)	1,678	960
Other accrued expenses	23,133	37,399
Total liabilities	49,954	93,327
Net Assets	$25,753,192	$36,467,987

Net Assets Consists of
Paid-in capital	$6,350,294	$1,232,077
Distributable earnings (accumulated deficit)	19,402,898	35,235,910
Net Assets	$25,753,192	$36,467,987

Net Assets	$25,753,192	$36,467,987
Shares of Beneficial Interest Outstanding	1,050,477	1,694,857
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)	$24.52	$21.52

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	99

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2023

	Segall Bryant &		Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap		Hamill Small Cap	Hamill Small Cap	Hamill
	Value Fund		Growth Fund	Core Fund	All Cap Fund
Investment Income
Dividends	$12,676,985		$964,260	$640,217	$1,662,657
Interest	2,161,723		393,380	215,512	131,112
Foreign taxes withheld	(29,944)		(13,993)	(3,718)	(19,865)
Total income	14,808,764		1,343,647	852,011	1,773,904

Expenses
Investment advisory fees (Note 6)	4,901,472		1,370,421	460,099	845,018
Shareholder servicing fees (Note 6)
Retail Class	15,981		95,562	1,114	1,166
Institutional Class	401,341		138,089	35,664	124,070
Administrative fees (Note 6)	202,216		77,085	29,441	51,988
Registration and filing fees	47,202		47,451	38,469	39,708
Trustee fees and expenses	82,925		35,740	17,372	25,700
Custodian fees	16,057		15,759	16,826	12,728
Transfer agent fees (Note 6)	22,620		24,499	20,431	20,769
Audit and tax preparation fees	16,331		14,316	14,316	14,316
Independent pricing service fees	1,911		1,580	1,958	1,413
Shareholder reporting expenses	38,890		25,744	4,908	12,751
Legal fees	28,783		9,758	2,658	6,158
Insurance expense	35,994		11,707	3,366	8,485
Chief compliance officer fees (Note 6)	22,932		10,878	6,230	8,425
Other	30,459		21,407	13,639	15,967
Total expenses before waivers/reimbursements	5,865,114		1,899,996	666,491	1,188,662
Expenses waived/reimbursed by investment adviser	—		—	(96,356)	(95,715)
Net expenses	5,865,114		1,899,996	570,135	1,092,947
Net Investment Income (Loss)	8,943,650		(556,349)	281,876	680,957

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	6,426,029		(9,427,358)	925,318	7,321,468
Foreign currency	—		—	—	336
	6,426,029		(9,427,358)	925,318	7,321,804
Change in unrealized net appreciation/depreciation on:
Investments	54,085,773		45,186,166	7,299,845	9,133,871
Translation of assets and liabilities denoted in foreign currencies	0	*	—	—	—
	54,085,773		45,186,166	7,299,845	9,133,871
Net realized and unrealized gains (losses)	60,511,802		35,758,808	8,225,163	16,455,675
Net Increase (Decrease) in Net Assets Resulting From Operations	$69,455,452		$35,202,459	$8,507,039	$17,136,632

*	Amount rounds to less than $1.

See Notes to Financial Statements.
100	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Periods Ended December 31, 2023

		Segall Bryant	Segall Bryant
	Segall Bryant &	& Hamill	& Hamill	Segall Bryant &
	Hamill Emerging	International	International	Hamill Global All
	Markets Fund	Small Cap Fund	Equity Fund(a)	Cap Fund
Investment Income
Dividends	$2,527,082	$5,737,750	$1,994	$448,270
Interest	4,324	12,311	340	31,814
Foreign taxes withheld	(266,926)	(654,071)	(246)	(14,199)
Total income	2,264,480	5,095,990	2,088	465,885

Expenses
Investment advisory fees (Note 6)	435,424	962,227	438	192,242
Shareholder servicing fees (Note 6)
Retail Class	4,353	26,943	1	2,529
Institutional Class	27,784	52,438	27	32,512
Administrative fees (Note 6)	26,573	44,806	666	20,706
Registration and filing fees	38,565	38,278	625	37,780
Trustee fees and expenses	16,313	23,176	500	13,992
Custodian fees	157,786	85,783	4,000	16,840
Transfer agent fees (Note 6)	21,108	20,516	1,020	26,139
Audit and tax preparation fees	19,354	21,369	18,800	14,316
Independent pricing service fees	72,634	48,415	2,140	3,868
Shareholder reporting expenses	6,395	5,762	—	12,793
Legal fees	2,237	4,954	—	1,389
Insurance expense	2,925	5,985	—	1,736
Chief compliance officer fees (Note 6)	5,963	7,827	210	5,394
Reclaim fees	—	73,208	—	1,035
Borrowing costs	11,835	8,304	—	—
Other	97,376	45,227	111	19,666
Total expenses before waivers/reimbursements	946,625	1,475,218	28,538	402,937
Expenses waived/reimbursed by investment adviser	(348,435)	(279,875)	(27,962)	(142,397)
Net expenses	598,190	1,195,343	576	260,540
Net Investment Income (Loss)	1,666,290	3,900,647	1,512	205,345

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	514,597 (b)	(347,469)	—	1,044,163
Foreign currency	(35,189)	(79,422)	1,366	(3,932)
	479,408	(426,891)	1,366	1,040,231
Change in unrealized net appreciation/depreciation on:
Investments	6,560,164 (c)	13,322,167	36,675	4,520,874
Translation of assets and liabilities denoted in foreign currencies	15,311	52,563	679	6,513
	6,575,475	13,374,730	37,354	4,527,387
Net realized and unrealized gains (losses)	7,054,883	12,947,839	38,720	5,567,618
Net Increase (Decrease) in Net Assets Resulting From Operations	$8,721,173	$16,848,486	$40,232	$5,772,963

(a)	For the Period December 8, 2023 to December 31, 2023.

(b)	Net of foreign capital gains tax of $97,852.

(c)	Net change in deferred foreign capital gains tax of $305,801.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	101

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2023

	Segall Bryant &
	Hamill	Segall Bryant &	Segall Bryant &
	Short Term Plus	Hamill Plus Bond	Hamill Quality
	Fund	Fund	High Yield Fund
Investment Income
Interest	$590,362	$29,648,489	$3,473,169

Expenses
Investment advisory fees (Note 6)	52,950	2,457,534	301,391
Shareholder servicing fees (Note 6)
Retail Class	7,920	641,850	53,210
Institutional Class	18,330	321,586	40,432
Administrative fees (Note 6)	18,029	230,063	32,387
Registration and filing fees	47,943	54,775	41,118
Trustee fees and expenses	12,873	92,733	18,314
Custodian fees	12,046	14,150	11,107
Transfer agent fees (Note 6)	20,153	29,400	22,141
Audit and tax preparation fees	18,347	20,362	18,347
Independent pricing service fees	11,998	29,834	12,521
Shareholder reporting expenses	3,889	60,680	12,154
Legal fees	983	32,959	3,178
Insurance expense	1,174	45,845	4,557
Chief compliance officer fees (Note 6)	5,225	25,832	6,705
Borrowing costs	485	1,327	—
Other	11,324	38,106	15,275
Total expenses before waivers/reimbursements	243,669	4,097,036	592,837
Expenses waived/reimbursed by investment adviser	(155,890)	(838,141)	(82,812)
Net expenses	87,779	3,258,895	510,025
Net Investment Income (Loss)	502,583	26,389,594	2,963,144

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(445,104)	(20,458,651)	(132,619)

Change in unrealized net appreciation/depreciation on:
Investments	974,075	45,073,733	4,899,954

Net realized and unrealized gains (losses)	528,971	24,615,082	4,767,335
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,031,554	$51,004,676	$7,730,479

See Notes to Financial Statements.
102	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2023

	Segall Bryant &
	Hamill Municipal	Segall Bryant &
	Opportunities	Hamill Colorado
	Fund	Tax Free Fund
Investment Income
Interest	$7,645,899	$13,161,491

Expenses
Investment advisory fees (Note 6)	686,762	1,383,721
Shareholder servicing fees (Note 6)
Retail Class	62,955	279,356
Institutional Class	143,008	225,437
Administrative fees (Note 6)	72,505	134,606
Registration and filing fees	75,641	31,694
Trustee fees and expenses	32,605	56,194
Custodian fees	12,976	12,778
Transfer agent fees (Note 6)	21,819	22,169
Audit and tax preparation fees	16,331	16,331
Independent pricing service fees	25,567	38,714
Shareholder reporting expenses	13,432	13,393
Legal fees	9,422	18,705
Insurance expense	14,827	26,561
Chief compliance officer fees (Note 6)	10,429	16,567
Borrowing costs	5,360	823
Other	16,966	22,466
Total expenses before waivers/reimbursements	1,220,605	2,299,515
Expenses waived/reimbursed by investment adviser	(200,892)	(121,104)
Net expenses	1,019,713	2,178,411
Net Investment Income (Loss)	6,626,186	10,983,080

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(2,922,479)	(5,040,838)

Change in unrealized net appreciation/depreciation on:
Investments	6,039,816	11,904,163

Net realized and unrealized gains (losses)	3,117,337	6,863,325
Net Increase (Decrease) in Net Assets Resulting From Operations	$9,743,523	$17,846,405

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	103

Segall Bryant & Hamill Funds	Statements of Operations
For the Periods Ended December 31, 2023

			Barrett	Barrett
	Barrett Growth	Barrett Growth	Opportunity	Opportunity
	Fund (a)	Fund (b)	Fund (c)	Fund (d)
Investment Income
Dividends	$164,154	$230,056	$244,958	$908,945
Interest	11,774	11,715	14,929	52,953
Total income	175,928	241,771	259,887	961,898

Expenses
Investment advisory fees (Note 6)	136,299	236,346	97,101	330,286
Shareholder servicing fees (Note 6)	7,308	—	13,690	—
Administrative fees (Note 6)	40,479	79,846	16,738	74,416
Registration and filing fees	14,283	23,353	9,699	28,589
Trustee fees and expenses	16,498	25,871	10,940	34,997
Custodian fees	3,338	5,542	2,039	6,535
Transfer agent fees (Note 6)	10,993	22,731	7,237	47,962
Audit and tax preparation fees	18,009	17,997	21,498	19,003
Independent pricing service fees	480	—	480	—
Shareholder reporting expenses	3,884	5,052	4,574	10,040
Legal fees	14,962	28,745	35,029	27,731
Insurance expense	1,726	3,483	317	24,179
Chief compliance officer fees (Note 6)	7,117	14,985	1,939	—
Distribution Fees (Note 6)	20,570	39,653	—	—
Other	5,190	4,059	1,273	7,002
Total expenses before waivers/reimbursements	301,136	507,663	222,554	610,740
Expenses waived/reimbursed by investment adviser	(134,313)	(231,664)	(43,684)	—
Net expenses	166,823	275,999	178,870	610,740
Net Investment Income (Loss)	9,105	(34,228)	81,017	351,158

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	257,254	770,184	4,203,869	9,585,953
Written option contracts	—	—	—	218,766
In-Kind redemptions (Note 2)	—	—	1,863,811	2,796,952
	257,254	770,184	6,067,680	12,601,671
Change in unrealized net appreciation/depreciation on:
Investments	3,801,204	354,525	(3,298,170)	(8,331,531)
Written option contracts	—	—	—	(132,453)
	3,801,204	354,525	(3,298,170)	(8,463,984)
Net realized and unrealized gains (losses)	4,058,458	1,124,709	2,769,510	4,137,687
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,067,563	$1,090,481	$2,850,527	$4,488,845

(a)	For the Period June 1, 2023 to December 31, 2023.

(b)	For the Year Ended May 31, 2023.

(c)	For the Period September 1, 2023 to December 31, 2023.

(d)	For the Year Ended August 31, 2023.

See Notes to Financial Statements.
104	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Small Cap Value Fund		Small Cap Growth Fund		Small Cap Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$8,943,650	$2,757,189	$(556,349)	$(964,514)	$281,876	$54,184
Net realized gains (loss)	6,426,029	(4,194,832)	(9,427,358)	(29,474,041)	925,318	(364,292)
Change in unrealized net appreciation/depreciation	54,085,773	(91,223,389)	45,186,166	(47,413,915)	7,299,845	(5,814,708)
Net increase (decrease) in net assets resulting from operations	69,455,452	(92,661,032)	35,202,459	(77,852,470)	8,507,039	(6,124,816)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(105,185)	(94,373)	—	—	(17,590)	(14,101)
Institutional	(8,620,935)	(7,283,529)	—	—	(2,636,238)	(1,069,374)
Net increase (decrease) in net assets from distributions to shareholders	(8,726,120)	(7,377,902)	—	—	(2,653,828)	(1,083,475)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	1,550,499	1,328,818	4,637,847	25,175,411	226,663	376,001
Institutional	115,514,332	256,225,204	73,551,008	90,289,646	16,969,993	10,979,205
Shares issued in reinvestment of distributions
Retail	100,906	90,845	—	—	16,310	14,101
Institutional	6,251,052	5,587,914	—	—	1,311,451	762,480
Cost of shares redeemed
Retail	(2,162,913)	(1,050,445)	(18,000,139)	(16,308,602)	(492,445)	(1,033,843)
Institutional	(127,885,713)	(183,893,524)	(39,299,259)	(79,436,704)	(2,039,402)	(3,550,760)
Net increase (decrease) resulting from beneficial interest transactions	(6,631,837)	78,288,812	20,889,457	19,719,751	15,992,570	7,547,184
Total net increase (decrease) in net assets	54,097,495	(21,750,122)	56,091,916	(58,132,719)	21,845,781	338,893

Net Assets
Beginning of year	589,068,883	610,819,005	184,222,946	242,355,665	52,461,340	52,122,447
End of year	$643,166,378	$589,068,883	$240,314,862	$184,222,946	$74,307,121	$52,461,340

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	105

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

			Segall Bryant & Hamill		Segall Bryant & Hamill
	Segall Bryant & Hamill All Cap Fund		Emerging Markets Fund		International Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$680,957	$524,002	$1,666,290	$1,941,983	$3,900,647	$5,168,980
Net realized gains (loss)	7,321,804	11,094,494	479,408	(5,177,154)	(426,891)	(10,225,741)
Change in unrealized net appreciation/depreciation	9,133,871	(46,691,676)	6,575,475	(5,923,230)	13,374,730	(15,147,106)
Net increase (decrease) in net assets resulting from operations	17,136,632	(35,073,180)	8,721,173	(9,158,401)	16,848,486	(20,203,867)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(66,846)	(63,396)	(114,224)	(75,527)	(661,893)	(736,406)
Institutional	(5,820,135)	(10,633,312)	(2,678,206)	(1,595,115)	(4,749,219)	(4,225,586)
Net increase (decrease) in net assets from distributions to shareholders	(5,886,981)	(10,696,708)	(2,792,430)	(1,670,642)	(5,411,112)	(4,961,992)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	784,349	49,609	227,925	1,421,980	4,894,832	547,414
Institutional	7,600,351	12,927,549	5,724,090	3,683,736	6,350,437	5,226,401
Shares issued in reinvestment of distributions
Retail	63,816	58,266	114,083	75,527	504,084	447,533
Institutional	5,734,930	10,513,977	1,622,465	872,968	4,612,222	3,968,896
Cost of shares redeemed
Retail	(280,346)	(36,698)	(352,750)	(2,287,039)	(2,704,745)	(32,245,727)
Institutional	(30,584,972)	(34,347,622)	(2,372,524)	(10,223,460)	(6,659,663)	(12,594,066)
Net increase (decrease) resulting from beneficial interest transactions	(16,681,872)	(10,834,919)	4,963,289	(6,456,288)	6,997,167	(34,649,549)
Total net increase (decrease) in net assets	(5,432,221)	(56,604,807)	10,892,032	(17,285,331)	18,434,541	(59,815,408)

Net Assets
Beginning of year	130,828,190	187,432,997	40,597,793	57,883,124	96,230,895	156,046,303
End of year	$125,395,969	$130,828,190	$51,489,825	$40,597,793	$114,665,436	$96,230,895

See Notes to Financial Statements.
106	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant
	& Hamill
	International	Segall Bryant & Hamill		Segall Bryant & Hamill
	Equity Fund	Global All Cap Fund		Short Term Plus Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023*	2023	2022	2023	2022
Operations
Net investment income (loss)	$1,512	$205,345	$75,601	$502,583	$334,582
Net realized gains (loss)	1,366	1,040,231	73,379	(445,104)	(658,535)
Change in unrealized net appreciation/depreciation	37,354	4,527,387	(7,067,686)	974,075	(829,397)
Net increase (decrease) in net assets resulting from operations	40,232	5,772,963	(6,918,706)	1,031,554	(1,153,350)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	—	(957,204)	(554,671)	(91,824)	(51,331)
Institutional	—	(119,139)	(40,018)	(413,969)	(307,266)
Net increase (decrease) in net assets from distributions to shareholders	—	(1,076,343)	(594,689)	(505,793)	(358,597)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	2,527	243,094	46,207	1,047,272	1,221,644
Institutional	1,178,415	1,289,564	280,158	3,587,320	7,394,807
Shares issued in connection with Fund Reorganization (Note 1)
Institutional	624,232	—	—	—	—
Shares issued in reinvestment of distributions
Retail	—	910,769	526,322	89,823	51,331
Institutional	—	119,110	39,740	384,512	293,814
Cost of shares redeemed
Retail	—	(2,629,456)	(2,132,105)	(1,728,665)	(9,042,736)
Institutional	—	(79,930)	(2,829,123)	(14,429,649)	(21,751,979)
Net increase (decrease) resulting from beneficial interest transactions	1,805,174	(146,849)	(4,068,801)	(11,049,387)	(21,833,119)
Total net increase (decrease) in net assets	1,845,406	4,549,771	(11,582,196)	(10,523,626)	(23,345,066)

Net Assets
Beginning of period	—	27,113,371	38,695,567	28,605,725	51,950,791
End of period	$1,845,406	$31,663,142	$27,113,371	$18,082,099	$28,605,725

*	Began operations on December 8, 2023.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	107

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill
	Plus Bond Fund		Quality High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations
Net investment income (loss)	$26,389,594	$23,872,516	$2,963,144	$3,253,575
Net realized gains (loss)	(20,458,651)	(24,473,862)	(132,619)	(1,115,170)
Change in unrealized net appreciation/depreciation	45,073,733	(129,200,223)	4,899,954	(11,930,262)
Net increase (decrease) in net assets resulting from operations	51,004,676	(129,801,569)	7,730,479	(9,791,857)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(11,214,205)	(11,362,913)	(1,219,273)	(1,350,775)
Institutional	(15,938,608)	(14,455,942)	(1,840,079)	(2,058,659)
Net increase (decrease) in net assets from distributions to shareholders	(27,152,813)	(25,818,855)	(3,059,352)	(3,409,434)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	37,017,204	45,437,462	3,381,405	2,589,388
Institutional	120,657,613	115,133,246	12,518,713	13,363,685
Shares issued in reinvestment of distributions
Retail	11,087,857	11,226,457	1,170,000	1,290,869
Institutional	15,352,486	13,454,360	1,792,916	2,016,794
Cost of shares redeemed
Retail	(76,584,509)	(142,019,102)	(6,770,357)	(10,822,418)
Institutional	(86,141,755)	(262,106,464)	(12,680,304)	(31,465,249)
Net increase (decrease) resulting from beneficial interest transactions	21,388,896	(218,874,041)	(587,627)	(23,026,931)
Total net increase (decrease) in net assets	45,240,759	(374,494,465)	4,083,500	(36,228,222)

Net Assets
Beginning of year	680,642,827	1,055,137,292	65,777,930	102,006,152
End of year	$725,883,586	$680,642,827	$69,861,430	$65,777,930

See Notes to Financial Statements.
108	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill
	Municipal Opportunities Fund		Colorado Tax Free Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations
Net investment income (loss)	$6,626,186	$6,213,311	$10,983,080	$9,989,843
Net realized gains (loss)	(2,922,479)	(24,579,074)	(5,040,838)	(29,614,050)
Change in unrealized net appreciation/depreciation	6,039,816	(15,231,250)	11,904,163	(39,663,177)
Net increase (decrease) in net assets resulting from operations	9,743,523	(33,597,013)	17,846,405	(59,287,384)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(870,933)	(1,166,481)	(4,212,104)	(4,784,042)
Institutional	(6,224,370)	(6,976,014)	(8,629,687)	(8,836,132)
Net increase (decrease) in net assets from distributions to shareholders	(7,095,303)	(8,142,495)	(12,841,791)	(13,620,174)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	2,793,131	32,208,046	13,748,170	47,029,360
Institutional	70,347,983	224,651,403	85,503,493	188,999,709
Shares issued in reinvestment of distributions
Retail	748,408	1,051,617	4,081,772	4,666,333
Institutional	6,077,362	6,824,044	7,864,990	7,955,402
Cost of shares redeemed
Retail	(24,702,982)	(34,032,529)	(46,980,963)	(97,785,327)
Institutional	(96,569,591)	(252,703,662)	(110,175,239)	(269,581,873)
Net increase (decrease) resulting from beneficial interest transactions	(41,305,689)	(22,001,081)	(45,957,777)	(118,716,396)
Total net increase (decrease) in net assets	(38,657,469)	(63,740,589)	(40,953,163)	(191,623,954)

Net Assets
Beginning of year	211,805,053	275,545,642	395,538,452	587,162,406
End of year	$173,147,584	$211,805,053	$354,585,289	$395,538,452

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	109

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Barrett Growth Fund			Barrett Opportunity Fund
	Seven Months			Four Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	May 31,	May 31,	December 31,	August 31,	August 31,
	2023	2023	2022	2023	2023	2022
Operations
Net investment income (loss)	$9,105	$(34,228)	$(125,241)	$81,017	$351,158	$330,355
Net realized gains (losses) on:
Investments	257,254	770,184	4,933,291	4,203,869	9,585,953	9,432,692
Written Options	—	—	—	—	218,766	—
Net realized gains from in-kind redemptions (Note 2)	—	—	—	1,863,811	2,796,952	—
Change in unrealized net appreciation/depreciation on:
Investments	3,801,204	354,525	(6,336,676)	(3,298,170)	(8,331,531)	(9,586,765)
Written Options	—	—	—	—	(132,453)	366,727
Net increase (decrease) in net assets resulting from operations	4,067,563	1,090,481	(1,528,626)	2,850,527	4,488,845	543,009

Distributions to Shareholders (Note 5)
From distributable earnings	(768,082)	(4,071,920)	(3,831,341)	(10,014,553)	(5,630,063)	(7,474,749)

Beneficial Interest Transactions (Note 4)
Shares sold	34,587	97,566	600,581	1,988,586	22,566	19,556
Shares issued in reinvestment of distributions	752,530	4,071,920	3,831,341	5,989,661	2,966,597	4,394,312
Cost of shares redeemed	(2,528,597)	(2,357,085)	(8,551,451)	(8,272,357)	(16,299,927)	(3,122,070)
Net increase (decrease) resulting from beneficial interest transactions	(1,741,480)	1,812,401	(4,119,529)	(294,110)	(13,310,764)	1,291,798
Total net increase (decrease) in net assets	1,558,001	(1,169,038)	(9,479,496)	(7,458,136)	(14,451,982)	(5,639,942)

Net Assets
Beginning of period	24,195,191	25,364,229	34,843,725	43,926,123	58,378,105	64,018,047
End of period	$25,753,192	$24,195,191	$25,364,229	$36,467,987	$43,926,123	$58,378,105

See Notes to Financial Statements.
110	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019(a)
Net asset value, beginning of period	$12.50	$14.83	$13.34	$12.71	$12.34
Income (loss) from investment operations:
Net investment income(b)	0.18	0.04	0.02	0.23	0.01
Net realized and unrealized gains (losses) on investments	1.30	(2.23)	2.15	0.53	0.36
Total from investment operations	1.48	(2.19)	2.17	0.76	0.37
Less dividends and distributions:
Distributions from net investment income	(0.17)	(0.01)	(0.01)	(0.04)	—
Distributions from net realized gains	—	(0.13)	(0.67)	(0.09)	—
Total distributions	(0.17)	(0.14)	(0.68)	(0.13)	—
Net asset value, end of period	$13.81	$12.50	$14.83	$13.34	$12.71
Total Return	11.84%	(14.76)%	16.47%	6.14%	3.00	% (c)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,649	$8,292	$9,414	$6,701	$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.09%	1.06%	1.04%	1.08%	1.06	% (d)
Without fee waivers/reimbursements	1.09%	1.06%	1.04%	1.08%	1.06	% (d)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.35%	0.34%	0.13%	1.93%	1.37	% (d)
Without fee waivers/reimbursements	1.35%	0.34%	0.13%	1.93%	1.37	% (d)
Portfolio turnover rate	35%	26%	32%	44%	28	% (c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	111

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

					Six Months
	Year Ended	Year Ended	Year Ended	Year Ended	Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,		June 30,
Institutional	2023	2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$12.52	$14.85	$13.35	$12.71	$12.59		$13.18
Income (loss) from investment operations:
Net investment income(b)	0.19	0.06	0.03	0.10	0.09		0.10
Net realized and unrealized gains (losses) on investments	1.31	(2.23)	2.16	0.67	0.80		0.42
Total from investment operations	1.50	(2.17)	2.19	0.77	0.89		0.52
Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.03)	(0.02)	(0.04)	(0.11)		(0.08)
Distributions from net realized gains	—	(0.13)	(0.67)	(0.09)	(0.66)		(1.03)
Total distributions	(0.19)	(0.16)	(0.69)	(0.13)	(0.77)		(1.11)
Paid-in capital from redemption fees	—	—	—	—	0.00	(c)	0.00 (c)
Net asset value, end of period	13.83	$12.52	$14.85	$13.35	$12.71		$12.59
Total Return	11.95%	(14.65)%	16.62%	6.22%	7.30	% (d)	5.33%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$634,518	$580,777	$601,405	$415,747	$169,891		$141,192
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96%	0.96%	0.97%	0.99%	0.99	% (e)	0.99%
Without fee waivers/reimbursements	0.96%	0.96%	0.97%	1.01%	1.14	% (e)	1.14%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.46%	0.46%	0.22%	0.89%	1.38	% (e)	0.81%
Without fee waivers/reimbursements	1.46%	0.46%	0.22%	0.87%	1.23	% (e)	0.66%
Portfolio turnover rate	35%	26%	32%	44%	28	% (d)	68%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

See Notes to Financial Statements.
112	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.47	$22.95	$20.56	$13.04	$10.15
Income (loss) from investment operations:
Net investment loss(a)	(0.07)	(0.11)	(0.17)	(0.08)	(0.06)
Net realized and unrealized gains (losses) on investments	2.87	(7.37)	2.56	7.60	2.95
Total from investment operations	2.80	(7.48)	2.39	7.52	2.89
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	18.27	$15.47	$22.95	$20.56	$13.04
Total Return	18.10%	(32.59)%	11.62%	57.67%	28.47%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$35,209	$42,199	$53,652	$11,786	$2,836
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.04%	1.05%	1.03%	1.04%	1.12%
Without fee waivers/reimbursements	1.04%	1.05%	1.03%	1.04%	1.12%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.41)%	(0.66)%	(0.74)%	(0.54)%	(0.51)%
Without fee waivers/reimbursements	(0.41)%	(0.66)%	(0.74)%	(0.54)%	(0.51)%
Portfolio turnover rate	36%	59%	35%	54%	28%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	113

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.88	$23.52	$21.04	$13.33	$10.36
Income (loss) from investment operations:
Net investment loss(a)	(0.04)	(0.09)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gains (losses) on investments	2.95	(7.55)	2.61	7.79	3.02
Total from investment operations	2.91	(7.64)	2.48	7.71	2.97
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	18.79	$15.88	$23.52	$21.04	$13.33
Total Return	18.32%	(32.48)%	11.79%	57.84%	28.67%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$205,106	$142,024	$188,703	$110,018	$72,341
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.87%	0.88%	0.87%	0.97%	0.98%
Without fee waivers/reimbursements	0.87%	0.88%	0.87%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.23)%	(0.49)%	(0.59)%	(0.50)%	(0.38)%
Without fee waivers/reimbursements	(0.23)%	(0.49)%	(0.59)%	(0.50)%	(0.38)%
Portfolio turnover rate	36%	59%	35%	54%	28%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
114	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020
Net asset value, beginning of year	$10.76	$12.65	$12.26	$10.00
Income (loss) from investment operations:
Net investment loss(a)	0.04	(0.02)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	1.41	(1.65)	2.82	2.29
Total from investment operations	1.45	(1.67)	2.75	2.26
Less dividends and distributions:
Dividends from net investment income	(0.03)	—	—	—
Distributions from net realized gains	(0.39)	(0.22)	(2.36)	—
Total distributions	(0.42)	(0.22)	(2.36)	—
Net asset value, end of year	$11.79	$10.76	$12.65	$12.26
Total Return	13.67%	(13.26)%	23.26%	22.60%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$520	$728	$1,663	$4,165
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%	1.14%	1.14%	1.14%
Without fee waivers/reimbursements	1.32%	1.36%	1.35%	1.26%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.36%	(0.19)%	(0.25)%	(0.26)%
Without fee waivers/reimbursements	0.18%	(0.40)%	(0.46)%	(0.38)%
Portfolio turnover rate	41%	44%	36%	74%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	115

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020
Net asset value, beginning of year	$10.81	$12.70	$12.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.01	(0.02)	(0.00	) (b)
Net realized and unrealized gains (losses) on investments	1.44	(1.67)	2.80	2.28
Total from investment operations	1.49	(1.66)	2.78	2.28
Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.01)	—	—
Distributions from net realized gains	(0.39)	(0.22)	(2.36)	—
Total distributions	(0.44)	(0.23)	(2.36)	—
Net asset value, end of year	$11.86	$10.81	$12.70	$12.28
Total Return	13.94%	(13.12)%	23.48%	22.80%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$73,787	$51,733	$50,460	$44,675
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.16%	1.13%	1.10%	1.27%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.49%	0.12%	(0.13)%	(0.05)%
Without fee waivers/reimbursements	0.32%	(0.02)%	(0.24)%	(0.33)%
Portfolio turnover rate	41%	44%	36%	74%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
116	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2023	2022	2021	2020		2019(a)
Net asset value, beginning of period	$18.22	$24.51	$21.15	$17.00		$16.49
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.07	(0.01)	0.04		(0.00	) (c)
Net realized and unrealized gains (losses) on investments	2.50	(4.77)	6.16	4.39		0.51
Total from investment operations	2.59	(4.70)	6.15	4.43		0.51
Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.07)	—	(0.03)		—
Distributions from net realized gains	(0.84)	(1.52)	(2.79)	(0.25)		—
Total distributions	(0.94)	(1.59)	(2.79)	(0.28)		—
Net asset value, end of period	$19.87	$18.22	$24.51	$21.15		$17.00
Total Return	14.38%	(19.23)%	29.57%	26.08%		3.09	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,442	$796	$974	$583		$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.92%	0.86%	0.83%	0.79	% (e)	0.98	% (f)
Without fee waivers/reimbursements	0.92%	0.86%	0.83%	0.79	% (e)	1.00	% (f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.46%	0.35%	(0.06)%	0.19%		(0.15	)% (f)
Without fee waivers/reimbursements	0.46%	0.35%	(0.06)%	0.19%		(0.17	)% (f)
Portfolio turnover rate	21%	32%	30%	38%		16	% (d)(g)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

(f)	Annualized.

(g)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	117

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Six Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,		June 30,
Institutional	2023	2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$18.23	$24.52	$21.16	$17.00	$15.80		$14.76
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10	0.07	(0.02)	0.03	0.01		0.01
Net realized and unrealized gains (losses) on investments	2.51	(4.77)	6.17	4.41	1.25		1.57
Total from investment operations	2.61	(4.70)	6.15	4.44	1.26		1.58
Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.07)	—	(0.03)	(0.01)		—
Distributions from net realized gains	(0.84)	(1.52)	(2.79)	(0.25)	(0.05)		(0.54)
Total distributions	(0.95)	(1.59)	(2.79)	(0.28)	(0.06)		(0.54)
Paid-in capital from redemption fees	—	—	—	—	0.00	(c)	0.00 (c)
Net asset value, end of period	$19.89	$18.23	$24.52	$21.16	$17.00		$15.80
Total Return	14.48%	(19.21)%	29.55%	26.18%	7.95	% (d)	11.47%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$123,954	$130,033	$186,459	$169,833	$120,730		$104,418
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.84%	0.84%	0.84%	0.96	% (e)(f)	0.98%
Without fee waivers/reimbursements	0.91%	0.89%	0.87%	0.92%	1.12	% (e)	1.14%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.53%	0.35%	(0.07)%	0.16%	0.07	% (e)	0.07%
Without fee waivers/reimbursements	0.45%	0.31%	(0.10)%	0.08%	(0.09	)% (e)	(0.09)%
Portfolio turnover rate	21%	32%	30%	38%	16	% (d)	38%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.

See Notes to Financial Statements.
118	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

					Two Months
	Year Ended	Year Ended	Year Ended	Year Ended	Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,		October 31,
Retail*	2023	2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$7.35	$9.12	$9.13	$8.67	$8.27		$7.70
Income (loss) from investment operations:
Net investment income(b)	0.25	0.30	0.26	0.14	0.01		0.17
Net realized and unrealized gains (losses) on investments	1.24	(1.77)	0.21	0.47	0.60		0.62
Total from investment operations	1.49	(1.47)	0.47	0.61	0.61		0.79
Less dividends and distributions:
Dividends from net investment income	(0.46)	(0.30)	(0.30)	(0.15)	(0.20)		(0.18)
Distributions from net realized gains	—	—	(0.18)	—	—		(0.04)
Return of capital	—	—	—	—	(0.01)		—
Total distributions	(0.46)	(0.30)	(0.48)	(0.15)	(0.21)		(0.22)
Net asset value, end of period	$8.38	$7.35	$9.12	$9.13	$8.67		$8.27
Total Return	20.35%	(16.17)%	5.22%	7.05%	7.52	% (c)	10.64%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,200	$1,952	$3,224	$2,954	$2,678		$2,397
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38%	1.38%	1.38%	1.38%	1.46	% (d)(e)	1.48%
Without fee waivers/reimbursements	2.10%	2.05%	1.86%	2.36%	3.40	% (d)	2.91%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.23%	3.67%	2.65%	1.80%	1.01	% (d)	2.15%
Without fee waivers/reimbursements	2.51%	3.00%	2.17%	0.82%	(0.93	)% (d)	0.72%
Portfolio turnover rate	85%	88%	91%	91%	23	% (c)	107%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	119

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Two Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,		October 31,
Institutional*	2023	2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$7.37	$9.15	$9.15	$8.69	$8.31		$7.74
Income (loss) from investment operations:
Net investment income(b)	0.27	0.32	0.28	0.15	0.02		0.20
Net realized and unrealized gains (losses) on investments	1.24	(1.79)	0.21	0.47	0.59		0.62
Total from investment operations	1.51	(1.47)	0.49	0.62	0.61		0.82
Less dividends and distributions:
Dividends from net investment income	(0.47)	(0.31)	(0.31)	(0.16)	(0.22)		(0.21)
Distributions from net realized gains	—	—	(0.18)	—	—		(0.04)
Return of capital	—	—	—	—	(0.01)		—
Total distributions	(0.47)	(0.31)	(0.49)	(0.16)	(0.23)		(0.25)
Net asset value, end of period	$8.41	$7.37	$9.15	$9.15	$8.69		$8.31
Total Return	20.60%	(16.08)%	5.49%	7.18%	7.51	% (c)	10.97%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$49,290	$38,646	$54,660	$45,058	$32,721		$30,836
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23%	1.23%	1.23%	1.23%	1.23	% (d)	1.23%
Without fee waivers/reimbursements	1.95%	1.90%	1.69%	2.19%	3.14	% (d)	2.66%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.45%	3.98%	2.83%	1.93%	1.18	% (d)	2.40%
Without fee waivers/reimbursements	2.73%	3.31%	2.37%	0.97%	(0.73	)% (d)	0.97%
Portfolio turnover rate	85%	88%	91%	91%	23	% (c)	107%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

See Notes to Financial Statements.
120	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Two Months Ended		Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,		October 31,
Retail*	2023		2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$9.58		$11.59	$10.83	$11.64	$11.39		$11.73
Income (loss) from investment operations:
Net investment income(b)	0.36		0.44	0.29	0.16	0.02		0.28
Net realized and unrealized gains (losses) on investments	1.25		(2.00)	1.09	(0.80)	0.73		(0.38)
Total from investment operations	1.61		(1.56)	1.38	(0.64)	0.75		(0.10)
Less dividends and distributions:
Dividends from net investment income	(0.50)		(0.45)	(0.62)	(0.17)	(0.49)		(0.25)
Distributions from net realized gains	—		—	—	—	—		—
Return of capital	—		—	—	—	(0.01)		—
Total distributions	(0.50)		(0.45)	(0.62)	(0.17)	(0.50)		(0.25)
Paid-in capital from redemption fees	—		—	—	—	—		0.00 (c)
Net increase from payment by affiliates	—		—	—	—	—		0.01 (d)
Net asset value, end of period	$10.69		$9.58	$11.59	$10.83	$11.64		$11.39
Total Return	17.09%		(13.31)%	12.97%	(5.51)%	6.73	% (e)	(0.54)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$13,682		$9,757	$47,301	$64,420	$52,668		$49,749
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	% (f)	1.18%	1.18%	1.18%	1.25	% (g)(h)	1.28%
Without fee waivers/reimbursements	1.50%		1.41%	1.36%	1.36%	1.42	% (g)	1.53%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.65%		4.16%	2.37%	1.68%	0.94	% (g)	2.49%
Without fee waivers/reimbursements	3.40%		3.93%	2.19%	1.50%	0.77	% (g)	2.24%
Portfolio turnover rate	106%		105%	112%	106%	17	% (e)	121%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Includes 0.07% of tax reclaim fees which are excluded from the expense limitation agreement.

(g)	Annualized.

(h)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	121

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Two Months Ended		Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,		October 31,
Institutional*	2023		2022	2021	2020	2019(a)		2019
Net asset value, beginning of period	$9.59		$11.61	$10.85	$11.65	$11.42		$11.77
Income (loss) from investment operations:
Net investment income(b)	0.36		0.46	0.31	0.19	0.02		0.30
Net realized and unrealized gains (losses) on investments	1.26		(2.02)	1.10	(0.82)	0.73		(0.37)
Total from investment operations	1.62		(1.56)	1.41	(0.63)	0.75		(0.07)
Less dividends and distributions:
Dividends from net investment income	(0.51)		(0.46)	(0.65)	(0.17)	(0.51)		(0.29)
Distributions from net realized gains	—		—	—	—	—		—
Return of capital	—		—	—	—	(0.01)		—
Total distributions	(0.51)		(0.46)	(0.65)	(0.17)	(0.52)		(0.29)
Paid-in capital from redemption fees	—		—	—	—	—		0.00 (c)
Net increase from payment by affiliates	—		—	—	—	—		0.01 (d)
Net asset value, end of period	$10.70		$9.59	$11.61	$10.85	$11.65		$11.42
Total Return	17.24%		(13.19)%	13.19%	(5.35)%	6.69	% (e)	(0.29)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$100,984		$86,473	$108,745	$119,113	$234,265		$230,883
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10	% (f)	1.03%	1.03%	1.03%	1.03	% (g)	1.03%
Without fee waivers/reimbursements	1.36%		1.24%	1.13%	1.18%	1.20	% (g)	1.28%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.65%		4.52%	2.54%	2.00%	1.15	% (g)	2.74%
Without fee waivers/reimbursements	3.38%		4.31%	2.44%	1.85%	0.98	% (g)	2.49%
Portfolio turnover rate	106%		105%	112%	106%	17	% (e)	121%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Includes 0.07% of tax reclaim fees which are excluded from the expense limitation agreement.

(g)	Annualized.

See Notes to Financial Statements.
122	| www.sbhfunds.com

Segall Bryant & Hamill International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	Period Ended
	December 31,
Retail	2023(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.01
Net realized and unrealized gains (losses) on investments	0.46
Total from investment operations	0.47
Less dividends and distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$10.47
Total Return	4.70	% (c)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	% (d)
Without fee waivers/reimbursements	25.58	% (d)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.42	% (d)
Without fee waivers/reimbursements	(23.02	%) (d)
Portfolio turnover rate	0	% (c)

(a)	Fund commenced operations December 8, 2023.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	123

Segall Bryant & Hamill International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	Period Ended
	December 31,
Institutional	2023(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.02
Net realized and unrealized gains (losses) on investments	0.45
Total from investment operations	0.47
Less dividends and distributions:
Dividends from net investment income	—
Total distributions	—
Net asset value, end of period	$10.47
Total Return	4.70	% (c)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,843
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	% (d)
Without fee waivers/reimbursements	46.95	% (d)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.48	% (d)
Without fee waivers/reimbursements	(43.48	%) (d)
Portfolio turnover rate	0	% (c)

(a)	Fund commenced operations December 8, 2023.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

See Notes to Financial Statements.
124	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020(a)	2019
Net asset value, beginning of year	$8.77	$11.02	$9.32	$10.98	$9.52
Income (loss) from investment operations:
Net investment income(b)	0.06	0.02	0.02	0.18	0.23
Net realized and unrealized gains (losses) on investments	1.83	(2.07)	2.36	0.08 (c)	2.16
Total from investment operations	1.89	(2.05)	2.38	0.26	2.39
Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.03)	(0.04)	(0.18)	(0.25)
Distributions from net realized gains	(0.29)	(0.17)	(0.64)	(1.74)	(0.68)
Total distributions	(0.36)	(0.20)	(0.68)	(1.92)	(0.93)
Net asset value, end of year	$10.30	$8.77	$11.02	$9.32	$10.98
Total Return	21.62%	(18.68)%	25.83%	2.95%	25.36%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$28,273	$25,422	$33,821	$32,224	$46,375
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.89%	0.89%	0.89%
Without fee waivers/reimbursements	1.36%	1.29%	1.18%	1.29%	1.22%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.68%	0.25%	0.16%	1.83%	2.14%
Without fee waivers/reimbursements	0.21%	(0.14)%	(0.13)%	1.43%	1.81%
Portfolio turnover rate	24%	31%	24%	132%	40%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Calculated using the average shares method.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	125

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020(a)	2019
Net asset value, beginning of year	$8.64	$10.86	$9.20	$10.86	$9.43
Income (loss) from investment operations:
Net investment income(b)	0.08	0.03	0.03	0.18	0.24
Net realized and unrealized gains (losses) on investments	1.80	(2.04)	2.33	0.09 (c)	2.14
Total from investment operations	1.88	(2.01)	2.36	0.27	2.38
Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.06)	(0.19)	(0.27)
Distributions from net realized gains	(0.29)	(0.17)	(0.64)	(1.74)	(0.68)
Total distributions	(0.37)	(0.21)	(0.70)	(1.93)	(0.95)
Net asset value, end of year	$10.15	$8.64	$10.86	$9.20	$10.86
Total Return	21.87%	(18.55)%	25.94%	3.04%	25.55%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$3,390	$1,692	$4,875	$3,373	$2,730
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.74%	0.74%
Without fee waivers/reimbursements	1.35%	1.27%	1.17%	1.20%	1.12%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.81%	0.33%	0.29%	1.83%	2.32%
Without fee waivers/reimbursements	0.21%	(0.20)%	(0.14)%	1.37%	1.94%
Portfolio turnover rate	24%	31%	24%	132%	40%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Calculated using the average shares method.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

See Notes to Financial Statements.
126	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.76	$10.05	$10.15	$10.11	$10.02
Income (loss) from investment operations:
Net investment income(a)	0.23	0.07	0.05	0.12	0.25
Net realized and unrealized gains (losses) on investments	0.26	(0.28)	(0.08)	0.08	0.10
Total from investment operations	0.49	(0.21)	(0.03)	0.20	0.35
Less dividends and distributions:
Dividends from net investment income	(0.24)	(0.08)	(0.06)	(0.15)	(0.26)
Distributions from net realized gains	—	—	(0.01)	(0.01)	(0.00	) (b)
Total distributions	(0.24)	(0.08)	(0.07)	(0.16)	(0.26)
Net asset value, end of year	$10.01	$9.76	$10.05	$10.15	$10.11
Total Return	5.09%	(2.07)%	(0.23)%	2.05%	3.57%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$3,331	$3,828	$11,896	$2,989	$915
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%
Without fee waivers/reimbursements	1.25%	0.86%	0.80%	1.18%	4.13%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.36%	0.69%	0.45%	1.23%	2.50%
Without fee waivers/reimbursements	1.65%	0.31%	0.14%	0.54%	(1.14)%
Portfolio turnover rate	45%	22%	46%	47%	32%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	127

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.78	$10.07	$10.16	$10.11	$10.02
Income (loss) from investment operations:
Net investment income(a)	0.24	0.08	0.06	0.13	0.26
Net realized and unrealized gains (losses) on investments	0.26	(0.28)	(0.07)	0.09	0.09
Total from investment operations	0.50	(0.20)	(0.01)	0.22	0.35
Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.09)	(0.07)	(0.16)	(0.26)
Distributions from net realized gains	—	—	(0.01)	(0.01)	(0.00	) (b)
Total distributions	(0.25)	(0.09)	(0.08)	(0.17)	(0.26)
Net asset value, end of year	$10.03	$9.78	$10.07	$10.16	$10.11
Total Return	5.17%	(1.98)%	(0.05)%	2.18%	3.62%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$14,751	$24,777	$40,054	$23,568	$6,279
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	1.13%	0.74%	0.68%	1.03%	3.68%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.38%	0.81%	0.55%	1.32%	2.53%
Without fee waivers/reimbursements	1.65%	0.48%	0.27%	0.69%	(0.75)%
Portfolio turnover rate	45%	22%	46%	47%	32%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
128	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.14	$10.85	$11.25	$10.79	$10.32
Income (loss) from investment operations:
Net investment income(a)	0.34	0.26	0.23	0.27	0.33
Net realized and unrealized gains (losses) on investments	0.33	(1.67)	(0.30)	0.64	0.57
Total from investment operations	0.67	(1.41)	(0.07)	0.91	0.90
Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.26)	(0.30)	(0.36)
Distributions from net realized gains	—	—	(0.07)	(0.15)	(0.07)
Total distributions	(0.35)	(0.30)	(0.33)	(0.45)	(0.43)
Net asset value, end of year	$9.46	$9.14	$10.85	$11.25	$10.79
Total Return	7.47%	(13.13)%	(0.58)%	8.49%	8.79%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$292,517	$311,042	$466,063	$594,559	$598,220
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.66%	0.67%	0.67%	0.68%	0.73%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.69%	2.77%	2.10%	2.38%	3.04%
Without fee waivers/reimbursements	3.58%	2.65%	1.98%	2.25%	2.86%
Portfolio turnover rate	39%	26%	54%	59%	52%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	129

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.05	$10.74	$11.14	$10.69	$10.23
Income (loss) from investment operations:
Net investment income(a)	0.35	0.28	0.25	0.28	0.34
Net realized and unrealized gains (losses) on investments	0.32	(1.66)	(0.30)	0.64	0.56
Total from investment operations	0.67	(1.38)	(0.05)	0.92	0.90
Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.31)	(0.28)	(0.32)	(0.37)
Distributions from net realized gains	—	—	(0.07)	(0.15)	(0.07)
Total distributions	(0.36)	(0.31)	(0.35)	(0.47)	(0.44)
Net asset value, end of year	$9.36	$9.05	$10.74	$11.14	$10.69
Total Return	7.59%	(12.95)%	(0.44)%	8.65%	8.90%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$433,367	$369,601	$589,074	$525,992	$427,395
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	0.53%	0.52%	0.51%	0.51%	0.55%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.85%	2.91%	2.24%	2.53%	3.14%
Without fee waivers/reimbursements	3.73%	2.79%	2.13%	2.42%	2.99%
Portfolio turnover rate	39%	26%	54%	59%	52%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
130	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.98	$9.21	$9.24	$8.97	$8.40
Income (loss) from investment operations:
Net investment income(a)	0.35	0.31	0.30	0.34	0.43
Net realized and unrealized gains (losses) on investments	0.59	(1.20)	(0.01)	0.29	0.58
Total from investment operations	0.94	(0.89)	0.29	0.63	1.01
Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.32)	(0.36)	(0.44)
Net asset value, end of year	$8.56	$7.98	$9.21	$9.24	$8.97
Total Return	12.16%	(9.75)%	3.14%	7.31%	12.21%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$27,513	$27,855	$39,879	$42,227	$39,692
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.94%	0.90%	0.88%	0.95%	0.98%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.34%	3.82%	3.30%	3.84%	4.86%
Without fee waivers/reimbursements	4.25%	3.77%	3.27%	3.74%	4.73%
Portfolio turnover rate	9%	9%	25%	57%	41%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	131

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.89	$9.10	$9.13	$8.87	$8.29
Income (loss) from investment operations:
Net investment income(a)	0.36	0.33	0.32	0.35	0.44
Net realized and unrealized gains (losses) on investments	0.58	(1.19)	(0.02)	0.28	0.57
Total from investment operations	0.94	(0.86)	0.30	0.63	1.01
Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.35)	(0.33)	(0.37)	(0.43)
Net asset value, end of year	$8.45	$7.89	$9.10	$9.13	$8.87
Total Return	12.21%	(9.51%)	3.33%	7.40%	12.40%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,349	$37,923	$62,127	$40,912	$21,680
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Without fee waivers/reimbursements	0.85%	0.79%	0.76%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	4.48%	3.95%	3.43%	3.99%	4.99%
Without fee waivers/reimbursements	4.34%	3.86%	3.37%	3.87%	4.86%
Portfolio turnover rate	9%	9%	25%	57%	41%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
132	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.50	$11.02	$11.01	$10.67	$10.38
Income (loss) from investment operations:
Net investment income(a)	0.31	0.21	0.18	0.24	0.29
Net realized and unrealized gains (losses) on investments	0.18	(1.44)	0.12	0.44	0.43
Total from investment operations	0.49	(1.23)	0.30	0.68	0.72
Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.29)	(0.27)	(0.30)	(0.35)
Distributions from net realized gains	—	—	(0.02)	(0.04)	(0.08)
Total distributions	(0.33)	(0.29)	(0.29)	(0.34)	(0.43)
Net asset value, end of year	$9.66	$9.50	$11.02	$11.01	$10.67
Total Return	5.34%	(11.25)%	2.72%	6.54%	7.00%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$13,886	$35,120	$42,056	$28,344	$11,399
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.76%	0.73%	0.74%	0.80%	0.94%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.24%	2.16%	1.64%	2.17%	2.73%
Without fee waivers/reimbursements	3.13%	2.08%	1.55%	2.02%	2.44%
Portfolio turnover rate	73%	173%	37%	101%	114%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	133

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.51	$11.03	$11.02	$10.68	$10.39
Income (loss) from investment operations:
Net investment income(a)	0.32	0.23	0.19	0.25	0.31
Net realized and unrealized gains (losses) on investments	0.19	(1.45)	0.12	0.45	0.43
Total from investment operations	0.51	(1.22)	0.31	0.70	0.74
Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.28)	(0.32)	(0.37)
Distributions from net realized gains	—	—	(0.02)	(0.04)	(0.08)
Total distributions	(0.35)	(0.30)	(0.30)	(0.36)	(0.45)
Net asset value, end of year	$9.67	$9.51	$11.03	$11.02	$10.68
Total Return	5.50%	(11.11)%	2.87%	6.71%	7.19%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$159,261	$176,685	$233,490	$145,819	$62,358
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.60%	0.56%	0.57%	0.62%	0.76%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.40%	2.31%	1.74%	2.32%	2.90%
Without fee waivers/reimbursements	3.30%	2.24%	1.67%	2.20%	2.64%
Portfolio turnover rate	73%	173%	37%	101%	114%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
134	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.35	$11.91	$11.95	$11.69	$11.30
Income (loss) from investment operations:
Net investment income(a)	0.28	0.21	0.17	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.23	(1.47)	0.05	0.34	0.47
Total from investment operations	0.51	(1.26)	0.22	0.58	0.74
Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.26)	(0.32)	(0.35)
Net asset value, end of year	$10.53	$10.35	$11.91	$11.95	$11.69
Total Return	5.02%	(10.64)%	1.87%	5.08%	6.62%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$116,155	$143,558	$216,617	$205,285	$161,755
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.66%	0.68%	0.68%	0.70%	0.77%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.69%	1.96%	1.44%	2.00%	2.29%
Without fee waivers/reimbursements	2.68%	1.94%	1.41%	1.95%	2.17%
Portfolio turnover rate	48%	64%	15%	71%	30%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	135

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.39	$11.96	$12.00	$11.73	$11.33
Income (loss) from investment operations:
Net investment income(a)	0.29	0.23	0.19	0.25	0.28
Net realized and unrealized gains (losses) on investments	0.23	(1.43)	0.05	0.36	0.48
Total from investment operations	0.52	(1.25)	0.24	0.61	0.76
Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.28)	(0.34)	(0.36)
Net asset value, end of year	$10.57	$10.39	$11.96	$12.00	$11.73
Total Return	5.16%	(10.55)%	2.01%	5.29%	6.80%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$238,430	$251,981	$370,546	$289,774	$214,996
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.54%	0.53%	0.52%	0.55%	0.61%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.82%	2.12%	1.54%	2.15%	2.41%
Without fee waivers/reimbursements	2.78%	2.09%	1.52%	2.10%	2.30%
Portfolio turnover rate	48%	64%	15%	71%	30%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
136	| www.sbhfunds.com

Barrett Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Seven Months Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,		May 31,	May 31,	May 31,		May 31,	May 31,
	2023 (a)		2023	2022	2021		2020	2019
Net asset value, beginning of period	$21.50		$25.00	$30.29	$24.34		$20.81	$20.30
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		(0.03)	(0.11)	(0.10)		(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	3.75		0.72	(1.49)	7.99		4.15	1.17
Total from investment operations	3.76		0.69	(1.60)	7.89		4.10	1.15
Less dividends and distributions:
Distributions from net realized gains	(0.74)		(4.19)	(3.69)	(1.94)		(0.57)	(0.64)
Net asset value, end of period	$24.52		$21.50	$25.00	$30.29		$24.34	$20.81
Total Return	17.59	% (c)	5.09%	-7.25%	32.96%		19.82%	6.17%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$25,753		$24,195	$25,364	$34,844		$30,565	$26,179
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	% (d)(e)	1.17%	1.13%	1.24	% (f)	1.25%	1.25%
Without fee waivers/reimbursements	2.05	% (d)	2.15%	1.76%	1.78%		1.81%	1.81%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.06	% (d)	(0.14)%	(0.36)%	(0.35)%		(0.21)%	(0.08)%
Without fee waivers/reimbursements	(0.85	%) (d)	(1.12)%	(0.99)%	(0.89)%		(0.77)%	(0.64)%
Portfolio turnover rate	1	% (c)	4%	5%	6%		20%	16%

(a)	Fund changed fiscal year to December 31. Prior to November 20, 2023, the information is from the Predecessor Fund (Note 1).

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Contractual expense limitation changed from 1.00% (excluding 12b-1 fees) to an overall expense cap of 0.99% effective November 20, 2023.

(f)	Contractual expense limitation changed from 1.25% to 1.00% (excluding 12b-1 fees) effective April 30, 2021.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	137

Barrett Opportunity Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Four Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		August 31,	August 31,	August 31,	August 31,	August 31,
	2023(a)		2023	2022	2021	2020	2019
Net asset value, beginning of period	$25.98		$26.68	$29.92	$24.33	$25.77	$30.75
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05		0.19	0.15	0.21	0.29	0.29
Net realized and unrealized gains (losses) on investments	1.57		2.26	0.18	6.91	0.85	(1.62)
Total from investment operations	1.62		2.45	0.33	7.12	1.14	(1.33)
Less dividends and distributions:
Dividends from net investment income	(0.14)		(0.21)	(0.20)	(0.22)	(0.33)	(0.25)
Distributions from net realized gains	(5.94)		(2.94)	(3.37)	(1.31)	(2.25)	(3.40)
Total distributions	(6.08)		(3.15)	(3.57)	(1.53)	(2.58)	(3.65)
Net asset value, end of period	$21.52		$25.98	$26.68	$29.92	$24.33	$25.77
Total Return	6.89	% (c)	10.35%	0.69%	30.65%	3.94%	(3.27)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$36,468		$43,923	$58,378	$64,040	$52,526	$57,500
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	% (d)(e)	1.29%	1.18%	1.18%	1.25%	1.23%
Without fee waivers/reimbursements	1.56	% (d)	1.29%	1.18%	1.18%	1.25%	1.23%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.57	% (d)	0.74%	0.53%	0.75%	1.08%	1.09%
Without fee waivers/reimbursements	0.26	% (d)	0.74%	0.53%	0.75%	1.08%	1.09%
Portfolio turnover rate(f)	0	% (c)	4%	8%	3%	1%	8%

(a)	Fund changed fiscal year to December 31. Prior to November 20, 2023, the information is from the Predecessor Fund (Note 1).

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Prior to November 20, 2023, there was no expense cap. Effective November 20, 2023, the expense cap was set at 0.99%. (f) Portfolio turnover excludes redemptions in-kind, if any.

See Notes to Financial Statements.
138	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Interests in the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill International Equity Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, Segall Bryant & Hamill Colorado Tax Free Fund, Barrett Growth Fund and Barrett Opportunity Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class and Institutional Class Shares except Barrett Growth Fund and Barrett Opportunity Fund. Barrett Growth Fund and Barrett Opportunity Fund do not have a multi-class structure. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

Each of the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill International Equity Fund, Segall Bryant & Hamill Global All Cap, Barrett Growth Fund and Barrett Opportunity Fund seeks to achieve long-term capital appreciation. The Segall Bryant & Hamill Short Term Plus Fund seeks to provide current income and competitive total return. Each of the Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Quality High Yield Fund seeks to achieve long-term total rate of return consistent with preservation of capital. The Segall Bryant & Hamill Municipal Opportunities Fund seeks income exempt from Federal income taxes. The Segall Bryant & Hamill Colorado Tax Free Fund seeks income exempt from both federal and Colorado state personal income taxes.

The Funds (other than Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill Colorado Tax Free Fund, which are non-diversified) are diversified portfolios of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

On November 20, 2023, the Barrett Growth Fund and Barrett Opportunity Fund (each a “Successor Fund”) acquired all the assets and liabilities of the Barrett Growth Fund, a series of the Trust for Investment Managers, an unaffiliated registered investment company, and the Barrett Opportunity Fund, Inc., respectively, (each a “Predecessor Fund”). Shareholders of each Predecessor Fund received an equivalent number of shares of the corresponding Successor Fund. Each Successor Fund has succeeded to the performance and accounting data of the applicable Predecessor Fund and accordingly, the prior performance and financial history of the Predecessor Funds is included in these financial statements. The Barrett Growth Fund changed its fiscal year end to December 31 from May 31 effective December 31, 2023. The Barrett Opportunity Fund changed its fiscal year end to December 31 from August 31 effective December 31, 2023.

Effective December 8, 2023, the Segall Bryant & Hamill International Fund, LP (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund, was converted into the Segall Bryant & Hamill International Equity Fund. The Segall Bryant & Hamill International Equity Fund is a successor to the Partnership and has substantially the same investment objectives and strategies as did the Partnership. The net assets contributed resulting from the tax-free transaction were $626,704, including unrealized appreciation for tax purposes of $45,608. The Segall Bryant & Hamill International Equity Fund carried forward the historical cost basis of investments and cumulative unrealized gains and losses as reported to align ongoing financial reporting. The limited partners of the Partnership were issued shares in the Segall Bryant & Hamill International Equity Fund based on the December 8, 2023 opening net asset value (“NAV”) per share of the Segall Bryant & Hamill International Equity Fund. A total of 62,670 shares were issues at a NAV per share of $10.00.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies, under Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of December 31, 2023, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

Annual Report | December 31, 2023 |	139

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE. As of December 31, 2023, the Funds did not hold any forward foreign currency contracts.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

Segall Bryant & Hamill, LLC (the “Adviser”) is the Funds’ valuation designee responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) pursuant to Rule 2a-5 under 1940 Act.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the valuation designee with procedures utilized by the valuation designee. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2023, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill International Equity Fund and Segall Bryant & Hamill Global All Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

have incorporated no uncertain tax positions that require a provision for income taxes. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the periods ended December 31, 2023, the Funds did not incur any interest or penalties.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Common Expenses – Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends, if any, included in dividend income, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, net of reclaims, and foreign capital gains taxes, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end and may differ from the estimated amounts.

In-Kind Redemptions – Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders. A redemption-in-kind is the process of making a distribution to shareholders through assets and cash rather than cash alone. During the period ended December 31, 2023, the Barret Opportunity Fund recorded redemptions for securities redeemed in-kind at a fair value of $1,932,987. The Fund recognized realized gains totaling $1,863,811 on the transactions, which is reflected in the Statements of Operations. During the year ended August 31, 2023, the Predecessor Barrett Opportunity Fund recorded redemptions for securities redeemed in-kind at a fair value of $3,701,088. The Predecessor Barrett Opportunity Fund recognized realized gains totaling $2,796,952 on the transactions, which is reflected in the Statements of Operations.

ReFlow transactions – Barrett Growth Fund and Barrett Opportunity Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares and/or large cash distributions. In order to pay cash to shareholders who redeem their shares on a given day or for cash distributions, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions and/or cash distributions on a given day. ReFlow then either redeems those shares when the fund experiences net sales or redeems the shares in the form of in-kind redemptions. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Funds began participating in the program in December, 2023, and did not record expense for the service in the fiscal period ended December 31, 2023.

Annual Report | December 31, 2023 |	141

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

3. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

For information regarding the risks associated with investments in the Funds, see the Funds’ Prospectus and Statement of Additional Information.

Country Risk – As of December 31, 2023, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; and the Segall Bryant & Hamill International Small Cap Fund and the Segall Bryant & Hamill International Equity Fund invested a significant percentage of its assets in Japan. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds. As of December 31, 2023, the Segall Bryant & Hamill Emerging Markets Fund had investments in Russia. These investments are valued at zero.

4. SHARES OF BENEFICIAL INTEREST

On December 31, 2023, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	119,809	101,897
Shares issued in Reinvestment of Distributions	7,202	7,170
Less Shares Redeemed	(164,218)	(80,315)
Net Increase (Decrease)	(37,207)	28,752

Institutional:
Shares Sold	8,870,922	19,536,267
Shares issued in Reinvestment of Distributions	445,549	440,555
Less Shares Redeemed	(9,843,827)	(14,063,681)
Net Increase (Decrease)	(527,357)	5,913,141

Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	276,260	1,347,839
Less Shares Redeemed	(1,076,360)	(958,617)
Net Increase (Decrease)	(800,100)	389,222

Institutional:
Shares Sold	4,270,350	5,168,700
Less Shares Redeemed	(2,295,602)	(4,250,180)
Net Increase (Decrease)	1,974,748	918,520

Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	20,236	32,653
Shares issued in Reinvestment of Distributions	1,457	1,295
Less Shares Redeemed	(45,206)	(97,745)
Net Increase (Decrease)	(23,513)	(63,797)

Institutional:
Shares Sold	1,505,505	1,079,366
Shares issued in Reinvestment of Distributions	116,165	69,614
Less Shares Redeemed	(182,729)	(338,446)
Net Increase (Decrease)	1,438,941	810,534

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	40,864	2,581
Shares issued in Reinvestment of Distributions	3,308	3,167
Less Shares Redeemed	(15,265)	(1,834)
Net Increase (Decrease)	28,907	3,914

Institutional:
Shares Sold	394,481	621,216
Shares issued in Reinvestment of Distributions	296,800	570,835
Less Shares Redeemed	(1,593,533)	(1,663,058)
Net Increase (Decrease)	(902,252)	(471,007)

Segall Bryant & Hamill Emerging Markets Fund
Retail:
Shares Sold	27,665	170,615
Shares issued in Reinvestment of Distributions	13,828	10,276
Less Shares Redeemed	(44,525)	(268,865)
Net Increase (Decrease)	(3,032)	(87,974)

Institutional:
Shares Sold	717,760	450,427
Shares issued in Reinvestment of Distributions	196,187	118,449
Less Shares Redeemed	(293,152)	(1,302,456)
Net Increase (Decrease)	620,795	(733,580)

Segall Bryant & Hamill International Small Cap Fund
Retail:
Shares Sold	478,553	52,882
Shares issued in Reinvestment of Distributions	49,322	48,333
Less Shares Redeemed	(265,943)	(3,164,342)
Net Increase (Decrease)	261,932	(3,063,127)

Segall Bryant & Hamill International Small Cap Fund
Institutional:
Shares Sold	624,807	506,904
Shares issued in Reinvestment of Distributions	449,908	428,067
Less Shares Redeemed	(651,067)	(1,288,128)
Net Increase (Decrease)	423,648	(353,157)

Segall Bryant & Hamill International Equity Fund
Retail:
Shares Sold	253	N/A
Shares issued in Reinvestment of Distributions	—	N/A
Less Shares Redeemed	—	N/A
Net Increase (Decrease)	253	N/A

Institutional:
Shares Sold	113,627	N/A
Shares issued in connection with Fund Reorganization	62,423	N/A
Shares issued in Reinvestment of Distributions	—	N/A
Less Shares Redeemed	—	N/A
Net Increase (Decrease)	113,627	N/A

Annual Report | December 31, 2023 |	143

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Segall Bryant & Hamill Global All Cap Fund
Retail:
Shares Sold	24,467	5,158
Shares issued in Reinvestment of Distributions	90,598	59,101
Less Shares Redeemed	(269,289)	(235,249)
Net Increase (Decrease)	(154,224)	(170,990)

Institutional:
Shares Sold	134,606	30,300
Shares issued in Reinvestment of Distributions	11,997	4,525
Less Shares Redeemed	(8,296)	(287,772)
Net Increase (Decrease)	138,307	(252,947)

Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	106,237	124,238
Shares issued in Reinvestment of Distributions	9,101	5,237
Less Shares Redeemed	(174,814)	(920,555)
Net Increase (Decrease)	(59,476)	(791,080)

Institutional:
Shares Sold	364,393	745,157
Shares issued in Reinvestment of Distributions	38,924	29,974
Less Shares Redeemed	(1,466,759)	(2,219,324)
Net Increase (Decrease)	(1,063,442)	(1,444,193)

Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	4,012,879	4,673,488
Shares issued in Reinvestment of Distributions	1,206,150	1,166,685
Less Shares Redeemed	(8,319,680)	(14,758,564)
Net Increase (Decrease)	(3,100,651)	(8,918,391)

Institutional:
Shares Sold	13,234,153	11,997,087
Shares issued in Reinvestment of Distributions	1,690,062	1,410,992
Less Shares Redeemed	(9,464,284)	(27,385,106)
Net Increase (Decrease)	5,459,931	(13,977,027)

Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	412,495	305,417
Shares issued in Reinvestment of Distributions	143,471	156,024
Less Shares Redeemed	(829,183)	(1,304,124)
Net Increase (Decrease)	(273,217)	(842,683)

Institutional:
Shares Sold	1,560,235	1,622,932
Shares issued in Reinvestment of Distributions	222,547	245,886
Less Shares Redeemed	(1,577,468)	(3,887,842)
Net Increase (Decrease)	205,314	(2,019,024)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

		For the	For the
		Year Ended	Year Ended
		December 31, 2023	December 31, 2022
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold		293,650	3,212,354
Shares issued in Reinvestment of Distributions		79,019	106,715
Less Shares Redeemed		(2,632,383)	(3,439,395)
Net Increase (Decrease)		(2,259,714)	(120,326)

Institutional:
Shares Sold		7,453,534	22,495,155
Shares issued in Reinvestment of Distributions		642,711	690,303
Less Shares Redeemed		(10,210,297)	(25,776,324)
Net Increase (Decrease)		(2,114,052)	(2,590,866)

Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold		1,322,156	4,296,071
Shares issued in Reinvestment of Distributions		396,949	432,046
Less Shares Redeemed		(4,559,899)	(9,034,147)
Net Increase (Decrease)		(2,840,794)	(4,306,030)

Institutional:
Shares Sold		8,250,409	17,584,257
Shares issued in Reinvestment of Distributions		762,050	734,403
Less Shares Redeemed		(10,712,859)	(25,041,890)
Net Increase (Decrease)		(1,700,400)	(6,723,230)

	For the	For the	For the
	Seven Months Ended	Year Ended	Year Ended
	December 31, 2023	May 31, 2023	May 31, 2022
Barrett Growth Fund
Shares Sold	1,431	4,593	18,776
Shares issued in Reinvestment of Distributions	31,672	215,674	128,353
Less Shares Redeemed	(108,141)	(109,278)	(282,764)
Net Increase (Decrease)	(75,038)	(110,989)	(135,635)

	For the	For the	For the
	Four Months Ended	Year Ended	Year Ended
	December 31, 2023	August 31, 2023	August 31, 2022
Barrett Opportunity Fund
Shares Sold	93,747	872	684
Shares issued in Reinvestment of Distributions	284,362	125,597	158,811
Less Shares Redeemed	(280,719)	(468,270)	(110,989)
Less Shares Redeemed in In-Kind Redemptions	(93,382)	(155,508)	—
Net Increase (Decrease)	4,008	(497,309)	48,506

5. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Equity Fund, Segall Bryant & Hamill Global All Cap Fund, Barrett Growth Fund and Barrett Opportunity Fund; quarterly for Segall Bryant & Hamill International Small Cap Fund; and monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund. Prior to June 2022, distributions of net income were generally paid annually for Segall Bryant & Hamill International Small Cap Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Annual Report | December 31, 2023 |	145

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

The tax character of the distributions paid during the periods ended December 31, 2023, August 31, 2023, May 31, 2023, December 31, 2022, August 31, 2022 and May 31, 2022 were as follows:

			Long-Term	Tax-Exempt
Fund	Period Ended	Ordinary Income*	Capital Gains	Income
Segall Bryant & Hamill Small Cap Value Fund	12/31/2023	$8,726,120	$—	$—
	12/31/2022	$2,425,286	$4,952,616	$—
Segall Bryant & Hamill Small Cap Growth Fund	12/31/2023	$—	$—	$—
	12/31/2022	$—	$—	$—
Segall Bryant & Hamill Small Cap Core Fund	12/31/2023	$283,754	$2,370,074	$—
	12/31/2022	$55,195	$1,028,280	$—
Segall Bryant & Hamill All Cap Fund	12/31/2023	$686,140	$5,200,841	$—
	12/31/2022	$524,627	$10,172,081	$—
Segall Bryant & Hamill Emerging Markets Fund	12/31/2023	$2,792,430	$—	$—
	12/31/2022	$1,670,642	$—	$—
Segall Bryant & Hamill International Small Cap Fund	12/31/2023	$5,411,112	$—	$—
	12/31/2022	$4,961,992	$—	$—
Segall Bryant & Hamill International Equity Fund	12/31/2023 (a)	$—	$—	$—
Segall Bryant & Hamill Global All Cap Fund	12/31/2023	$205,069	$871,274	$—
	12/31/2022	$81,968	$512,721	$—
Segall Bryant & Hamill Short Term Plus Fund	12/31/2023	$505,793	$—	$—
	12/31/2022	$358,597	$—	$—
Segall Bryant & Hamill Plus Bond Fund	12/31/2023	$27,152,813	$—	$—
	12/31/2022	$25,818,855	$—	$—
Segall Bryant & Hamill Quality High Yield Fund	12/31/2023	$3,059,352	$—	$—
	12/31/2022	$3,409,434	$—	$—
Segall Bryant & Hamill Municipal Opportunities Fund	12/31/2023	$2,367,723	$—	$4,727,580
	12/31/2022	$2,340,636	$—	$5,801,859
Segall Bryant & Hamill Colorado Tax Free Fund	12/31/2023	$1,318,917	$—	$11,522,874
	12/31/2022	$911,586	$—	$12,708,588
Barrett Growth Fund	12/31/2023 (b)	$—	$768,082	$—
	5/31/2023	$—	$4,071,920	$—
	5/31/2022	$—	$3,831,341	$—
Barrett Opportunity Fund	12/31/2023 (c)	$237,230	$9,777,323	$—
	8/31/2023	$374,744	$5,255,319	$—
	8/31/2022	$489,998	$6,984,751	$—

*	Ordinary income distributions for federal income tax purposes includes distributions from net investment income and short-term capital gains.

(a)	Represents the period from commencement of operations (December 8, 2023) through December 31, 2023.

(b)	Represents the seven months ended December 31, 2023.

(c)	Represents the four months ended December 31, 2023.

As of December 31, 2023, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small	Cap Hamill Small Cap	Hamill All Cap
	Value Fund	Growth Fund	Core Fund	Fund
Tax cost of portfolio investments	$543,092,332	$200,113,814	$53,234,606	$71,102,143
Gross unrealized appreciation	132,894,158	43,179,545	17,308,217	53,039,841
Gross unrealized depreciation	(55,165,039)	(10,752,116)	(590,481)	(1,113,957)
Net unrealized appreciation (depreciation) on portfolio investments	$77,729,119	$32,427,429	$16,717,736	$51,925,884

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

		Segall Bryant	Segall Bryant
	Segall Bryant &	& Hamill	& Hamill	Segall Bryant &
	Hamill Emerging	International	International	Hamill Global All
	Markets Fund	Small Cap Fund	Equity Fund	Cap Fund
Tax cost of portfolio investments	$46,744,605	$101,592,453	$1,773,781	$23,006,547
Gross unrealized appreciation	9,440,431	17,331,920	102,647	8,370,872
Gross unrealized depreciation	(4,430,975)	(5,447,410)	(27,423)	(333,326)
Net unrealized appreciation (depreciation) on portfolio investments	$5,009,456	$11,884,510	$75,224	$8,037,546

				Segall Bryant &
	Segall Bryant &	Segall Bryant &	Segall Bryant &	Hamill Municipal
	Hamill Short Term	Hamill Plus Bond	Hamill Quality	Opportunities
	Plus Bond Fund	Fund	High Yield Fund	Fund
Tax cost of portfolio investments	$17,985,734	$758,535,709	$73,031,663	$176,391,082
Gross unrealized appreciation	60,983	6,258,507	430,215	2,420,536
Gross unrealized depreciation	(186,964)	(55,929,191)	(5,522,339)	(5,718,890)
Net unrealized appreciation (depreciation) on portfolio investments	$(125,981)	$(49,670,684)	$(5,092,124)	$(3,298,354)

		Segall Bryant &
		Hamill Colorado	Barrett	Barrett
		Tax Free Fund	Growth Fund	Opportunity Fund
Tax cost of portfolio investments		$355,859,280	$6,569,029	$5,407,131
Gross unrealized appreciation		2,000,091	19,148,452	30,987,564
Gross unrealized depreciation		(13,160,365)	(2,784)	—
Net unrealized appreciation (depreciation) on portfolio investments		$(11,160,274)	$19,145,668	$30,987,564

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments.

As of December 31, 2023, the components of distributable earnings (deficit) on a tax basis were as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap
	Value Fund	Growth Fund	Core Fund	Fund
Undistributed ordinary income	$1,443,087	$—	$335,966	$—
Undistributed long term capital gains	2,858,068	—	313,395	4,170,291
Accumulated capital and other losses	(12,648,386)	(70,881,700)	(3,363)	(9,662)
Net unrealized appreciation (depreciation) on investments	77,729,119	32,427,429	16,717,736	51,925,884
Total accumulated earnings (deficit)	$69,381,888	$(38,454,271)	$17,363,734	$56,086,513

		Segall Bryant	Segall Bryant
	Segall Bryant &	& Hamill	& Hamill	Segall Bryant &
	Hamill Emerging	International	International	Hamill Global All
	Markets Fund	Small Cap Fund	Equity Fund	Cap Fund
Undistributed ordinary income	$685,768	$939,044	$9,937	$—
Undistributed long term capital gains	—	—	—	221,344
Accumulated capital and other losses	(5,564,507)	(85,994,332)	—	(26,941)
Net unrealized appreciation (depreciation) on investments	5,009,456	11,884,510	75,224	8,037,546
Net unrealized appreciation (depreciation) on foreign currency	15,268	(6,405)	679	4,160
Total accumulated earnings (deficit)	$145,985	$(73,177,183)	$85,840	$8,236,109

Annual Report | December 31, 2023 |	147

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

				Segall Bryant &
	Segall Bryant	Segall Bryant &	Segall Bryant &	Hamill Municipal
	& Hamill Short	Hamill Plus Bond	Hamill Quality	Opportunities
	Term Plus Fund	Fund	High Yield Fund	Fund
Undistributed ordinary income	$213	$50,206	$1,936	$—
Undistributed tax-exempt income	—	—	—	6,183
Accumulated capital and other losses	(1,158,831)	(47,515,296)	(9,792,939)	(31,171,646)
Net unrealized appreciation (depreciation) on investments	(125,981)	(49,670,684)	(5,092,124)	(3,298,354)
Total accumulated earnings (deficit)	$(1,284,599)	$(97,135,774)	$(14,883,127)	$(34,463,817)

		Segall Bryant &
		Hamill Colorado	Barrett Growth	Barrett
		Tax Free Fund	Fund	Opportunity Fund
Undistributed ordinary income		$—	$—	$44,177
Undistributed tax-exempt income		4,502	—	—
Undistributed long term capital gains		—	257,230	4,204,169
Accumulated capital and other losses		(43,243,945)	—	—
Net unrealized appreciation (depreciation) on investments		(11,160,274)	19,145,668	30,987,564
Total accumulated earnings (deficit)		$(54,399,717)	$19,402,898	$35,235,910

Included in accumulated capital and other losses are other Temporary Differences primarily related to deferred Trustee compensation.

Capital loss carry forwards utilized during the year ended December 31, 2023 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Value Fund	$3,324,113

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to future tax years without expiration. As of December 31, 2023, the following amounts are available as carry forwards to offset net capital gains realized in future tax years:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Value Fund	$7,722,863	$4,828,661
Segall Bryant & Hamill Small Cap Growth Fund	48,827,205	22,008,240
Segall Bryant & Hamill Emerging Markets Fund	4,120,741	1,440,578
Segall Bryant & Hamill International Small Cap Fund	71,004,731	14,981,231
Segall Bryant & Hamill Short Term Plus Fund	464,355	692,387
Segall Bryant & Hamill Plus Bond Fund	13,249,462	33,977,481
Segall Bryant & Hamill Quality High Yield Fund	308,671	9,450,832
Segall Bryant & Hamill Municipal Opportunities Fund	16,270,643	14,886,565
Segall Bryant & Hamill Colorado Tax Free Fund	13,421,858	29,766,477

As a result of the acquisition of the Segall Bryant & Hamill Small Cap Value Dividend Fund (the “target fund”), the Segall Bryant & Hamill Small Cap Value Fund (the “acquiring” fund) acquired the capital loss carry forward balances from the target fund totaling $13,279,390 ($8,170,713 short term and $5,108,677 long-term). The acquiring fund is eligible to utilize these amounts to offset future capital gains subject to annual limitations under IRC Section 382 of $242,622.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

For the periods ended December 31, 2023, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

		Total Accumulated
Fund	Paid-in Capital	Earnings (Deficit)
Segall Bryant & Hamill Small Cap Value Fund	$524	$(524)
Segall Bryant & Hamill Small Cap Growth Fund	(550,521)	550,521
Segall Bryant & Hamill Small Cap Core Fund	—	—
Segall Bryant & Hamill All Cap Fund	325	(325)
Segall Bryant & Hamill Emerging Markets Fund	1	(1)
Segall Bryant & Hamill International Small Cap Fund	313	(313)
Segall Bryant & Hamill International Equity Fund	—	—
Segall Bryant & Hamill Global All Cap Fund	—	—
Segall Bryant & Hamill Short Term Plus Fund	1	(1)
Segall Bryant & Hamill Plus Bond Fund	—	—
Segall Bryant & Hamill Quality High Yield Fund	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	1	(1)
Barrett Growth Fund	(10,228)	10,228
Barrett Opportunity Fund	1,863,400	(1,863,400)

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As a result of several court cases in certain countries across the European Union (“EU”), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If any such reclaims are received, they are reflected as dividend income in the Statements of Operations, and related receivables, if any, are reflected within foreign tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

6. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with the Adviser for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees. The advisory agreement was effective November 20, 2023 for Barrett Growth Fund and Barrett Opportunity Fund and effective December 8, 2023 for Segall Bryant & Hamill International Equity Fund.

Annual Report | December 31, 2023 |	149

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

Pursuant to its advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Fund
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill International Equity Fund	0.75%
Segall Bryant & Hamill Global All Cap Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%
Barrett Growth Fund	0.65%
Barrett Opportunity Fund	0.65%

Prior to November 20, 2023, Barrett Asset Management, LLC (“BAM”) was the Adviser to the Predecessor Funds. Under the terms of a prior Investment Advisory Agreement, BAM received an advisory fee at an annual rate of 1.00% of the Predecessor Barrett Growth Fund’s average daily net assets and 0.70% of the Predecessor Barrett Opportunity Fund’s average daily net assets.

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). The Co-Administrators began serving Barrett Growth Fund and Barrett Opportunity Fund on November 20, 2023 and the Segall Bryant & Hamill International Equity Fund on December 8, 2023. Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and payable monthly based on the average net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust. Prior to November 20, 2023, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acted as the Predecessor Funds’ administrator under an Administration agreement.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets, subject to certain minimums, and are disclosed in the Statements of Operations. During the periods ended December 31, 2023, the Adviser and Ultimus received $281,172 and $662,177, respectively, for their services to the Funds. During the period prior to November 20, 2023, Fund Services received $54,940 for their services to the Predecessor Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services. The Retail Class of each Fund and, effective November 20, 2023, shares of Barrett Growth Fund and Barrett Opportunity Fund, may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents and the Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

For all Funds except Barrett Growth Fund and Barrett Opportunity Fund, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below and are not subject to recapture in future periods:

			Adviser has agreed
			to waive until at
Fund	Retail Class	Institutional Class	least the date listed
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%	April 30,2024
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%	April 30,2024
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%	April 30,2024
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%	April 30,2024
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%	April 30,2024
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%	April 30,2024
Segall Bryant & Hamill International Equity Fund	1.14%	0.99%	April 30,2025
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%	April 30,2024
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%	April 30,2024
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%	April 30,2024
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%	April 30,2024
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%	April 30,2024
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%	April 30,2024

Effective November 20, 2023, for Barrett Growth Fund and Barrett Opportunity Fund, the Adviser has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees and extraordinary expenses) until at least November 30, 2025. The ratio of expenses to average net assets will not exceed an amount equal to 0.99%. These amounts are not subject to recapture in future periods.

Prior to November 20, 2023, under the terms of the Previous Investment Advisory Agreement, BAM agreed to waive its management fees and/or reimburse Predecessor Barrett Growth Fund expenses to ensure total annual operating expenses did not exceed 1.00%, excluding 12b-1 fees. This amount is not recoverable by the Adviser due to the change in investment Advisory Agreement.

Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. Ultimus began serving as the Transfer Agent for Barrett Growth Fund and Barrett Opportunity Fund on November 20, 2023 and Segall Bryant & Hamill International Equity Fund on December 8, 2023. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. Prior to November 20, 2023, Fund Services acted as the Predecessor Funds’ transfer agent under an Administrative Agreement.

Certain officers of the Funds are also officers of the Adviser and Ultimus. The officers of the Funds began serving as officers to Barrett Growth Fund and Barrett Opportunity Fund on November 20, 2023 and Segall Bryant & Hamill International Equity Fund on December 8, 2023. Prior to November 20, 2023, certain officers of the Predecessor Barrett Growth Fund were also employees of Fund Services and certain officers of the Predecessor Barrett Opportunity Fund were employees of BAM.

The Trust has appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Chief Compliance Officer began serving Barrett Growth Fund and Barrett Opportunity Fund on November 20, 2023 and Segall Bryant & Hamill on December 8, 2023. The Trust agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. Prior to November 20, 2023, the Predecessor Funds’ Chief Compliance Officer was an employee of Fund Services, certain officers of the Barrett Opportunity Fund were also employees of BAM.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2023 is $904,691.

Annual Report | December 31, 2023 |	151

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

The Predecessor Barrett Growth Fund, adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorized it to pay Quasar Distributors, LLC (“Quasar” or the “Prior Distributor”) a distribution fee of up to 0.25% of the Predecessor Fund’s average daily net assets for services to prospective Predecessor Fund shareholders and distribution of the Fund shares. During the period ended December 31, 2023, the Predecessor Fund incurred expenses of $20,570 pursuant to the 12b-1 Plan. The Prior Distributor acted as the Predecessor Fund’s principal underwriter in a continuous public offering of the Predecessor Fund’s shares.

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of each Fund’s investments and other financial instruments (if any) and the inputs used to value the investments and other financial instruments as of December 31, 2023:

Segall Bryant & Hamill Small Cap Value Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$620,821,451	$—		$—		$620,821,451
Total	$620,821,451	$—		$—		$620,821,451

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$232,541,243	$—		$—		$232,541,243
Total	$232,541,243	$—		$—		$232,541,243

Segall Bryant & Hamill Small Cap Core Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$69,952,342	$—		$—		$69,952,342
Total	$69,952,342	$—		$—		$69,952,342

Segall Bryant & Hamill All Cap Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$123,028,027	$—		$—		$123,028,027
Total	$123,028,027	$—		$—		$123,028,027

Segall Bryant & Hamill Emerging Markets Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$15,026,277	$35,731,550	(a)	$0	*	$50,757,827
Preferred Stocks	606,013	390,221	(a)	—		996,234
Warrants	—	—		0	*	0	*
Total	$15,632,290	$36,121,771		$0	*	$51,754,061

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

Segall Bryant & Hamill International Small Cap Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$16,929,653	$95,918,192	(a)	$0	*	$112,847,845
Preferred Stocks	—	629,118	(a)	—		629,118
Total	$16,929,653	$96,547,310		$0	*	$113,476,963

Segall Bryant & Hamill International Equity Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$144,183	$1,701,259	(a)	$0	*	$1,845,442
Preferred Stocks	—	3,563	(a)	—		3,563
Total	$144,183	$1,704,822		$0	*	$1,849,005

Segall Bryant & Hamill Global All Cap Fund

	Level 1	Level 2		Level 3		Total
Common Stocks	$22,955,662	$8,088,431	(a)	$—		$31,044,093
Warrants	—	—		0	*	0	*
Total	$22,955,662	$8,088,431		$0	*	$31,044,093

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2		Level 3		Total
Corporate Bonds	$—	$16,212,379		$—		$16,212,379
Asset Backed Securities	—	385,338		—		385,338
U.S. Treasury Bonds & Notes	—	1,262,036		—		1,262,036
Total	$—	$17,859,753		$—		$17,859,753

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2		Level 3		Total
Corporate Bonds	$—	$286,421,777		$—		$286,421,777
Municipal Bonds	—	25,146,070		—		25,146,070
Asset Backed Securities	—	16,008,468		—		16,008,468
Mortgage-Backed Securities Passthrough	—	216,639,531		—		216,639,531
Residential Mortgage-Backed Securities	—	313,864		—		313,864
U.S. Treasury Bonds & Notes	—	164,335,315		—		164,335,315
Total	$—	$708,865,025		$—		$708,865,025

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2		Level 3		Total
Corporate Bonds	$—	$67,939,539		$—		$67,939,539
Total	$—	$67,939,539		$—		$67,939,539

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2		Level 3		Total
Municipal Bonds	$—	$165,172,998		$—		$165,172,998
Corporate Bonds	—	7,919,730		—		7,919,730
Total	$—	$173,092,728		$—		$173,092,728

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2		Level 3		Total
Municipal Bonds	$—	$344,699,006		$—		$344,699,006
Total	$—	$344,699,006		$—		$344,699,006

Annual Report | December 31, 2023 |	153

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

Barrett Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,714,697	$—	$—	$25,714,697
Total	$25,714,697	$—	$—	$25,714,697

Barrett Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$36,394,695	$—	$—	$36,394,695
Total	$36,394,695	$—	$—	$36,394,695

(a)	With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

*	Includes securities that have been fair valued at $0.

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2023:

Segall Bryant & Hamill Emerging Markets Fund
							Change in
	Balance as of						Unrealized			Balance as of
	December 31,		Net			Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2022		Purchases		Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2023
Common Stocks	$0	*	$—		$—	$—	$—	$—	$—	$0	*
Warrants	$226		$—		$—	$—	$(226)	$—	$—	$0	*

Segall Bryant & Hamill International Small Cap Fund
							Change in
	Balance as of						Unrealized			Balance as of
	December 31,		Net			Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2022		Purchases		Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2023
Common Stocks	$0	*	$—		$—	$—	$—	$—	$—	$0	*

Segall Bryant & Hamill International Equity Fund
							Change in
	Balance as of						Unrealized			Balance as of
	December 8,		Net			Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2023*		Purchases		Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2023
Common Stocks	$0	*	$—		$—	$—	$—	$—	$—	$0	*

Segall Bryant & Hamill Global All Cap
							Change in
	Balance as of						Unrealized			Balance as of
	December 31,		Net			Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2022		Purchases		Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2023
Warrants	$—		$0	*	$—	$—	$—	$—	$—	$0	*

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

					Impact to
	Fair Value as of	Valuation	Unobservable		Valuation from an
	December 31, 2023	Technique	Input(1)	Value/Range	Increase in Input(2)
Segall Bryant & Hamill Emerging Markets Fund	$0 *	Adjusted trade price	Discount Factor	100%	N/A
Segall Bryant & Hamill International Small Cap Fund	$0 *	Adjusted trade price	Discount Factor	100%	N/A
Segall Bryant & Hamill International Equity Fund	$0 *	Adjusted trade price	Discount Factor	100%	N/A
Segall Bryant & Hamill Global All Cap	$0 *	Adjusted trade price	Discount Factor	100%	N/A

*	Includes securities that have been fair valued at $0.

(1)	The investment adviser, in its capacity as valuation designee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. As a result, management made the decision to value all Russian securities at zero.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the valuation designee utilizes an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the valuation designee believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. The valuation designee may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Annual Report | December 31, 2023 |	155

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2023

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year or period ended December 31, 2023 excluding in-kind redemptions, long-term U.S. government securities and short-term investments were as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Segall Bryant & Hamill Small Cap Value Fund	$216,915,291	$200,003,200
Segall Bryant & Hamill Small Cap Growth Fund	92,746,800	72,515,140
Segall Bryant & Hamill Small Cap Core Fund	35,649,588	21,942,690
Segall Bryant & Hamill All Cap Fund	26,982,110	46,036,863
Segall Bryant & Hamill Emerging Markets Fund	43,943,266	40,386,389
Segall Bryant & Hamill International Small Cap Fund	116,827,324	111,117,155
Segall Bryant & Hamill International Equity Fund	1,180,021	—
Segall Bryant & Hamill Global All Cap Fund	6,859,762	7,969,749
Segall Bryant & Hamill Short Term Plus Fund	9,072,375	16,052,235
Segall Bryant & Hamill Plus Bond Fund	162,822,441	191,136,440
Segall Bryant & Hamill Quality High Yield Fund	5,801,920	6,889,987
Segall Bryant & Hamill Municipal Opportunities Fund	109,782,852	131,535,528
Segall Bryant & Hamill Colorado Tax Free Fund	179,390,383	222,569,250
Barrett Growth Fund	127,270	1,733,857
Barrett Opportunity Fund	—	6,976,767

	Purchase of	Proceeds from
	Long Term U.S.	Sales of Long Term
	Government	U.S. Government
Fund	Obligations	Obligations
Segall Bryant & Hamill Short Term Plus Fund	$363,523	$3,083,073
Segall Bryant & Hamill Plus Bond Fund	120,069,508	72,352,232
Segall Bryant & Hamill Municipal Opportunities Fund	19,549,738	19,316,180

9. BORROWING COSTS

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs the Funds will incur borrowing costs charged by the custodian. Borrowing costs for each Fund, if any, for the periods ended December 31, 2023 can be found on the Statements of Operations.

10. INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

156	| www.sbhfunds.com

Report of Independent
Segall Bryant & Hamill Funds	Registered Public Accounting Firm

To the Shareholders of Segall Bryant & Hamill Funds and

Board of Trustees of Segall Bryant & Hamill Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Segall Bryant & Hamill Trust comprising the funds listed below (the “Funds”) as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021 and 2020*
Segall Bryant & Hamill International Equity Fund	For the period December 8, 2023 (commencement of operations) to December 31, 2023.
Barrett Growth Fund	For the period June 1, 2023 to December 31, 2023 and year ended May 31, 2023	For the period June 1, 2023 to December 31, 2023 and years ended May 31, 2023 and 2022	For the period June 1, 2023 to December 31, 2023 and years ended May 31, 2023, 2022, 2021, 2020 and 2019
Barrett Opportunity Fund	For the period September 1, 2023 to December 31, 2023 and year ended August 31, 2023	For the period September 1, 2023 to December 31, 2023 and years ended August 31, 2023 and 2022	For the period September 1, 2023 to December 31, 2023 and years ended August 31, 2023, 2022, 2021, 2020 and 2019

*	The Funds’ financial highlights for the years ended December 31, 2019, and prior were audited by other auditors, whose report dated March 2, 2020 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Annual Report | December 31, 2023 |	157

Report of Independent
Segall Bryant & Hamill Funds	Registered Public Accounting Firm

We have served as the Funds’ auditor of one or more funds in the Trust since 2020. In addition, we have served as the Barrett Growth Fund and Barrett Opportunity Fund’s auditor since, 2010 and 2011, respectively.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

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Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2023 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the twelve months ended December 31, 2023.

During the year ended December 31, 2023, 66.63% of the dividends paid by Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends. Tax exempt distributions were $4,727,580.

During the year ended December 31, 2023, 89.73% of the dividends paid by Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends. Tax exempt distributions were $11,522,874.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2023:

	Qualified Dividend	Dividend Received
	Income (QDI)	Deduction (DRD)
Segall Bryant & Hamill Small Cap Value Fund	85.94%	84.74%
Segall Bryant & Hamill Small Cap Growth Fund	0.00%	0.00%
Segall Bryant & Hamill Small Cap Core Fund	85.70%	83.25%
Segall Bryant & Hamill All Cap Fund	100.00%	100.00%
Segall Bryant & Hamill Emerging Markets Fund	41.52%	0.00%
Segall Bryant & Hamill International Small Cap Fund	86.45%	0.00%
Segall Bryant & Hamill International Equity Fund	0.00%	0.00%
Segall Bryant & Hamill Global All Cap Fund	100.00%	92.09%
Segall Bryant & Hamill Short Term Plus Fund	0.00%	0.00%
Segall Bryant & Hamill Plus Bond Fund	0.00%	0.00%
Segall Bryant & Hamill Quality High Yield Fund	0.00%	0.00%
Segall Bryant & Hamill Municipal Opportunities Fund	0.00%	0.00%
Segall Bryant & Hamill Colorado Tax Free Fund	0.00%	0.00%
Barrett Growth Fund	0.00%	0.00%
Barrett Opportunity Fund	100.00%	100.00%

During the year ended December 31, 2023, the Funds paid the following long-term capital gain distributions:

Segall Bryant & Hamill Small Cap Value Fund		$—
Segall Bryant & Hamill Small Cap Growth Fund		—
Segall Bryant & Hamill Small Cap Core Fund		2,370,074
Segall Bryant & Hamill All Cap Fund		5,200,841
Segall Bryant & Hamill Emerging Markets Fund		—
Segall Bryant & Hamill International Small Cap Fund		—
Segall Bryant & Hamill International Equity Fund		—
Segall Bryant & Hamill Global All Cap Fund		871,274
Segall Bryant & Hamill Short Term Plus Fund		—
Segall Bryant & Hamill Plus Bond Fund		—
Segall Bryant & Hamill Quality High Yield Fund		—
Segall Bryant & Hamill Municipal Opportunities Fund		—
Segall Bryant & Hamill Colorado Tax Free Fund		—
Barrett Growth Fund		768,082
Barrett Opportunity Fund		9,777,323

Annual Report | December 31, 2023 |	159

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meetings held on October 4, 2023 and November 15 - 16, 2023 (the “Meetings”) regarding the Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”), Segall Bryant & Hamill Small Cap Growth Fund (the “Small Cap Growth Fund”), Segall Bryant & Hamill Small Cap Core Fund (the “Small Cap Core Fund”), Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”), Segall Bryant & Hamill Emerging Markets Fund (the “Emerging Markets Fund”), Segall Bryant & Hamill Global All Cap Fund (the “Global All Cap Fund”), Segall Bryant & Hamill International Small Cap Fund (the “International Small Cap Fund”), Segall Bryant & Hamill Short Term Plus Fund (the “Short Term Plus Fund”), Segall Bryant & Hamill Plus Bond Fund (the “Plus Bond Fund”), Segall Bryant & Hamill Quality High Yield Fund (the “Quality High Yield Fund”), Segall Bryant & Hamill Municipal Opportunities Fund (the “Municipal Opportunities Fund”), Segall Bryant & Hamill Colorado Tax Free Fund (the “Colorado Tax Free Fund”), each a series of the Trust, to determine whether approving the renewal for an additional one-year period of the Investment Advisory Agreement between Segall, Bryant & Hamill, LLC (“SBH” or the “Adviser”) and the Trust on behalf of the aforementioned Funds (the “Advisory Agreement”) would be in the best interests of each Fund’s respective shareholders, and to approve the Advisory Agreement between SBH and the Trust for the Segall Bryant & Hamill International Equity Fund (the “International Equity Fund”), a newly formed series of the Trust, for an initial two-year period. Each aforementioned Fund referred to herein as a “Fund” and collectively, the “Funds”. At these meetings and throughout the consideration process, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), was advised by its independent legal counsel.

In anticipation of the Board of Trustees’ meetings on October 4, 2023, and November 15 - 16, 2023, and as part of the process to consider the continuation of the Advisory Agreement with respect to each Fund and to consider the initial approval of the Advisory Agreement with respect to the International Equity Fund, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Independent Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of the continuation of the Advisory Agreement with respect to the Funds and the initial approval of the Advisory Agreement with respect to the International Equity Fund. Further, the Board met with representatives of SBH and discussed the services of the firm provided pursuant to the Advisory Agreement, as well as the information provided by SBH.

As part of its evaluation of the Advisory Agreement, the Board received and considered information from SBH designed to provide the Trustees with the information necessary to evaluate the terms of the Advisory Agreement, including the general plans and intentions regarding each Fund. During the review process, the Board noted certain instances where clarification or follow-up from SBH was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Advisory Agreement. Based on its evaluation, the Board, including the Independent Trustees, unanimously concluded that: (i) the terms of the Advisory Agreement continue to be reasonable and fair and that its approval for an additional one-year period was in the best interests of each Fund (excluding the International Equity Fund) and its shareholders; and (ii) the terms of the Advisory Agreement with respect to the International Equity Fund are reasonable and fair and that its approval for an initial two-year period is in the best interests of the Fund. In approving SBH to continue serving as investment adviser to the Funds and approving SBH to serve as investment adviser to the International Equity Fund, and the fees charged or to be charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the continuation of the Advisory Agreement or whether to approve the Advisory Agreement with respect to the International Equity Fund. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided or to be provided to each Fund under the Advisory Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. As part of that review, the Board noted that the Investment Review Committee reviews the performance of the Funds on a quarterly basis and the Board discussed with SBH the performance returns achieved over various time frames and the factors leading to that positive or negative, absolute and relative performance, as appropriate, including the approaches and techniques under consideration by SBH to seek to improve the performance of those underperforming Funds. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year. Taking into account the totality of the information considered, the Board concluded that the nature, extent and quality of services rendered by SBH with respect to the Funds (excluding the International Equity Fund) and the nature, extend and quality of the services to be rendered by SBH with respect to the International Equity Fund, under the Advisory Agreement were adequate.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

Investment Advisory Fee Rate

The Board considered certain information provided regarding the gross investment advisory fee rate paid or to be paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the gross investment advisory fee rate for each Fund was lower than or within an acceptable range of its peer group median.

The Board noted that for each class of the Small Cap Value Fund, the Fund’s gross advisory fee of 0.80% was in the second quartile with respect to its peer group.

With respect to each class of the Small Cap Growth Fund, the Fund’s gross advisory fee of 0.65% was in the first quartile with respect to its peer group.

The Board noted that for each class of the Small Cap Core Fund, the Fund’s gross advisory fee of 0.80% was in the second quartile with respect to its peer group.

The Board noted that for each class of the All Cap Fund, the Fund’s gross advisory fee of 0.65% was in the first quartile with respect its peer group.

The Board noted that for each class of the International Small Cap Fund, the Fund’s gross advisory fee of 0.90% was in the first quartile with respect to its peer group.

With respect to each class of the Emerging Markets Fund, the Fund’s gross advisory fee of 0.90% was in the third quartile with respect to its peer group.

The Board noted that for each class of the Global All Cap Fund, the Fund’s gross advisory fee of 0.65% was in the first quartile with respect to its peer group.

The Board noted that for each class of the Short Term Plus Fund, the Fund’s gross advisory fee of 0.25% was in the first quartile with respect to its peer group.

With respect to each class of the Plus Bond Fund, the Board noted that the Fund’s gross advisory fee of 0.35% was in the second quartile with respect to its peer group.

The Board noted that for each class of the Quality High Yield Fund, the Fund’s gross advisory fee of 0.45% was in the first quartile with respect to its peer group.

The Board noted that the Municipal Opportunities Fund’s gross advisory fee of 0.35% was in the first quartile with respect to the institutional class’s peer group and the second quartile with respect to the retail class’s peer group.

With respect to each class of the Colorado Tax Free Fund, the Board noted that the Fund’s gross advisory fee of 0.35% was in the second quartile with respect to its peer group.

With respect to each class of the International Equity Fund, the Board noted that the Fund’s proposed gross advisory fee of 0.75% was in the second quartile with respect to its peer group.

Taking into account the totality of the information presented, the Board concluded that each Fund’s gross advisory fee rate, and with respect to the International Equity Fund, the Fund’s proposed gross advisory fee rate, was within an acceptable range of its respective peer group.

Expense Ratios

The Board considered certain information provided regarding the total net expense ratio of each Fund, including comparisons against the net expense ratios of funds in peer groups selected by an independent provider of investment company data. The Board noted that the total net expense ratio for each Fund was lower than or near its peer group median.

The Small Cap Value Fund’s total net expense ratio of 0.96% for the Fund’s institutional class was in the second quartile with respect to its peer group and total net expense ratio of 1.06% for the Fund’s retail class was in the first quartile with respect to its peer group.

The Small Cap Growth Fund’s total net expense ratios of 0.88% for the Fund’s institutional class and 1.05% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Small Cap Core Fund’s total net expense ratio of 0.99% for the Fund’s institutional class was in the second quartile with respect to its peer group, and total net expense ratio of 1.14% for the Fund’s retail class was in the first quartile of with respect to its peer group.

Annual Report | December 31, 2023 |	161

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

The All Cap Fund’s total net expense ratio of 0.84% for the Fund’s institutional class was in the third quartile with respect to its peer group, and total net expense ratio of 0.86% for the Fund’s retail class was in the first quartile with respect to its peer group.

With respect to the International Small Cap Fund, the Fund’s total net expense ratios of 1.03% for the Fund’s institutional class and 1.18% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Emerging Markets Fund’s total net expense ratio of 1.23% for the Fund’s institutional class was in the fourth quartile with respect to its peer group and total net expense ratio of 1.38% for the Fund’s retail class was in the third quartile of its peer groups.

The Global All Cap Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Board noted that the Short Term Plus Fund’s total net expense ratio of 0.40% for the Fund’s institutional class was in the second quartile with respect to its peer group and total net expense ratio of 0.49% for the Fund’s retail class was in the first quartile with respect to its peer group.

With respect to the Plus Bond Fund, the Board noted that the Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.55% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Board noted that the Quality High Yield Fund’s total net expense ratios of 0.70% for the Fund’s institutional class and 0.85% for the Fund’s retail class were both in the second quartile of their respective peer groups.

The Board noted that the Municipal Opportunities Fund’s total net expense ratios of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were both in the second quartile of their respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s total net expense ratios of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were both in the first quartile of their respective peer groups.

With respect to the International Equity Fund, the Board noted that the Fund’s anticipated total net expense ratio of 0.99% for the Fund’s institutional class was in the fourth quartile with respect to its peer group and total net expense ratio of 1.14% for the Fund’s retail class was in the second quartile with respect to its peer group.

Investment Performance

The Board reviewed performance information provided in connection with the Board’s October 4, 2023 meeting (the “October Meeting”) for each Fund for the one-, three-, five- and ten-year (as applicable), and since inception periods ended June 30, 2023. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Board also considered each of SBH’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

With respect to the Small Cap Value Fund, the Board noted that the Fund’s average annual performance for its institutional class was in the second quartile of its peer group over the five-year period, the third quartile for the one-year and since inception periods, and the fourth quartile of its peer group for the three-year period. The Board then noted that the retail class of the Fund was in the third quartile of its peer group for the one-year period and in the fourth quartile of its peer group for the three-year period and the period since its inception.

With respect to the Small Cap Growth Fund, the Board noted that the Fund’s average annual performance for both its institutional class and retail class were in the first quartile of its peer groups over the five-year and since inception periods. The institutional class was in the first quartile for the three-year period and the fourth quartile of its peer group for the one-year period. The retail class was in the third quartile of its peer group for the one-year period and the second quartile for the three-year period.

The Board noted that the Small Cap Core Fund’s average annual performance for both the institutional class and retail class was in the first quartile for the three-year period and since inception period, as compared to its peer groups. For the one-year period, the institutional class was in the second quartile of its peer group and the Retail Class was in the first quartile of its peer group.

With respect to the All Cap Fund, the Board noted that the Fund’s average annual performance for each of the institutional and retail classes over the one-year period was in the fourth quartile with respect to its peer group and was in the third quartile for the period since inception with respect to its peer group. The Board noted that the All Cap Fund’s average annual performance for the institutional class was in the third quartile over the three-year period and second quartile over the five-year period. The All Cap Fund’s retail class was in the second quartile of its peer group for the three-year period.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

The Board noted that, as compared to its peer group, the average annual performance of the institutional class of the International Small Cap Fund was in the third quartile for the one- and three-year periods and the since inception period, and the fourth quartile for the five-and ten-year periods. With respect to the retail class of the International Small Cap Fund, the Board noted that the Fund’s average annual performance was in the fourth quartile over the one-, three, and five-year period, as well as the since inception period, as compared to its peer group.

With respect to the Emerging Markets Fund, the Board noted that as compared to its peer group, the institutional class of the Fund’s average annual performance was in the second quartile for the one- and three -year periods, the third quartile for the five-year period and the first quartile for the ten-year and since inception periods. With respect to the retail class of the Emerging Markets Fund, the Board noted the average annual performance was in the first quartile for the one-year and since inception periods, and was in the second quartile over the three- and five-year period, as compared to its peer group.

The Board noted that, as compared to its peer group, the average annual performance of the institutional and retail classes of the Global All Cap Fund were each in the first quartile for the one-year period, and. the third quartile for the three-, and five-year periods. With respect to the ten-year period, the institutional class was in the fourth quartile and the retail class was in the third quartile as compared to their peer groups. For the since inception periods, the institutional class was in the second quartile and the retail class was in the first quartile, as compared to their peer groups.

The Board noted that the average annual performance of the institutional and retail classes of the Short Term Plus Fund were in the first quartile for the one- and three-year periods, as compared to their peer groups. For the since inception period, the institutional class was in the third quartile and the retail class was in the second quartile, as compared to their peer groups.

The Board noted that the average annual performance of the institutional and retail class of the Plus Bond Fund were in the first quartile for the one-year period, the second quartile for the three- and five-year and the since inception periods. For the ten-year period, the institutional class was in the third quartile of its peer group and the retail class was in the second quartile of its peer group. The retail class was in the fourth quartile for the since inception period, as compared to its peer group.

With respect to the Quality High Yield Fund, the Board noted that the average annual performance of the institutional and retail classes of the Fund were in the second quartile over the five- and ten- year periods, and in the third quartile over the three-year period, as compared to their peer groups. The Board noted that the average annual performance of the retail class was in the first quartile for the since inception period and in the third quartile for the one-year period, and that the institutional class was in the second quartile for the one-year period and in the fourth quartile for the since inception period, as compared to their peer groups.

With respect to both the institutional class and retail class of the Municipal Opportunities Fund, the Board noted that the Fund’s average annual performance was in the fourth quartile for the one- and three-year periods, the third quartile for the five-year period, and the first quartile for the period since inception, as compared to their peer groups.

The Board noted that the average annual performance of the Colorado Tax Free Fund’s institutional class was in the fourth quartile for the one- and three-year period, the third quartile for the five-year period, and the second quartile for the since inception period, as compared to its peer group. As compared it its peer group, the Board noted that the retail class was in the fourth quartile for the one-year period, the third quartile for the three- and five-year periods and the since inception period, and the second quartile for the ten-year period, as compared to its peer group.

The Board noted that the International Equity Fund had not yet commenced operations and therefore had no performance to review, but that one-year and since inception performance information for the Segall Bryant & Hamill International Fund, LP (the “Predecessor Fund”), an unregistered limited partnership managed by the portfolio managers of the Fund, had been provided. The Board noted that the Predecessor Fund had outperformed its peer group over the one-year and since inception periods.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates payable by the Funds in question.

Annual Report | December 31, 2023 |	163

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

Adviser Profitability

The Board received a detailed actual and projected profitability analysis with respect to the Funds currently in operation prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with CI Financial’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Funds. The Board determined that SBH’s profitability and projected profitability for the Funds currently in operation in connection with its management of the Funds is not unreasonable. The Board also determined that the International Equity Fund had not yet launched, and accordingly, there was no profitability to review with respect to the Fund at this time.

Economies of Scale

The Board considered whether economies of scale in the provision of services to each Fund are being or will be passed along to the shareholders. The Board noted the Adviser’s statements regarding economies of scale it has experienced in connection with its management of the Funds in light of the expense limitation agreements in effect for certain of the Funds. To the extent available, the Board concluded that the Funds could be expected to share in economies of scale realized by SBH if Fund assets were to increase.

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Conclusions

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services rendered, or to be rendered in the case of the International Equity Fund, by SBH under the Advisory Agreement were adequate;

●	Taking into account the totality of the information presented, each Fund’s gross advisory fee rate was within an acceptable range of its peer group;

●	The Board noted that the total net expense ratios for each Fund were lower than or near their respective peer group medians, with the exception of the Emerging Markets Fund, which as compared to its peer group, was in the fourth quartile for the institutional class and third quartile for the retail class, and the institutional class of the All Cap Fund, which was in the third quartile of its peer group;

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates payable by each Fund;

●	Recognizing that the International Equity Fund had not yet launched and accordingly profitability information was not yet available with respect to that Fund, the profit, if any, realized by SBH in connection with its management of the Funds is not unreasonable;

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH if Fund assets were to increase;

●	For the one-year period ended June 30, 2023, each class of each Fund outperformed its peer group median except for each class of the Small Cap Value Fund, Small Cap Growth Fund, All Cap Fund, International Small Cap Fund, Municipal Opportunities Fund, and Colorado Tax Free Fund, and the retail class of the Quality High Yield Fund, which underperformed their respective peer group medians;

●	For the three-year period ended June 30, 2023, as applicable, each class of each Fund outperformed its respective peer group median, except for each class of the Small Cap Value Fund, International Small Cap Fund, Global All Cap Fund, Quality High Yield Fund, Municipal Opportunities Fund, Colorado Tax Free Fund, and the institutional class of the All Cap Fund, which underperformed its respective peer group medians;

●	For the five-year period ended June 30, 2023, as applicable, each class of each Fund outperformed its respective peer group median, except for each class of the International Small Cap Fund, Global All Cap Fund, Municipal Opportunities Fund, Colorado Tax Free Fund, and the institutional class of the Emerging Markets Fund which underperformed their respective peer group medians, and the institutional class of the Small Cap Value Fund, which had performance equal to its peer group median; and

●	With respect to the International Equity Fund, the Fund had not yet commenced operations, and therefore, had no performance to review, but the Predecessor Fund had outperformed its peer group over the one-year and since inception periods.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees, concluded that the advisory fee rates payable to SBH by each Fund were fair and reasonable in light of the nature of the services and expenses involved, its approval was in the best interests of each Fund and its shareholders, and determined to renew or approve, as applicable, the Advisory Agreement with respect to each Fund for the maximum period permitted by law.

Consideration of the Investment Advisory Agreement with respect to the Barrett Opportunity Fund

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meeting held on May 17-18, 2023 (the “Meeting”) regarding the Barrett Opportunity Fund (the “Fund”), and to determine whether approving the Investment Advisory Agreement between Segall, Bryant & Hamill, LLC (“SBH” or the “Adviser”) and the Segall Bryant & Hamill Trust (the “Trust”) on behalf of the Fund (the “Advisory Agreement”) would be in the best interests of the Fund and its shareholders.

In anticipation of the Meeting and as part of the process to consider the approval of the Advisory Agreement, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of the Advisory Agreement. Further, the Board met with representatives of SBH and discussed the services to be provided by the firm pursuant to the Advisory Agreement, as well as the information provided by SBH.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to approve the Advisory Agreement.

In approving SBH as investment adviser to the Fund, and the fees to be charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board of Trustees received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the contractual investment advisory fee rate to be paid by the Fund, including comparisons against the fee rates of funds in a preliminary peer group selected by an independent provider of investment company data. The Trustees noted that the Barrett Opportunity Fund, Inc.’s (the “Predecessor Fund”) current gross investment advisory fee rate of 0.70% was in the second quartile and lower than the peer group median and that the Adviser is proposing the Fund have a 0.65% advisory fee. The Board considered that based on the Predecessor Fund’s current asset levels, the Predecessor Fund has an advisory fee of 0.70%, but has a breakpoint schedule which reduces the advisory fee based on assets of the Predecessor Fund. The Board noted that under the breakpoint schedule, the Predecessor Fund’s advisory fee would be reduced to 0.65% once the Predecessor Fund reached $5 billion in average daily net assets, and to 0.60% once the average daily net assets of the Predecessor Fund were over $10 billion. The Board noted that the existing shareholders would receive a five basis point reduction in the advisory fee in the Trust and that the immediate fee reduction was beneficial to existing shareholders and it was unlikely in the foreseeable future that the Predecessor Fund would reach the asset levels required for the advisory fee reductions under the existing breakpoint schedule. The Board concluded that the Fund’s proposed gross advisory fee rate was within an acceptable range of its respective peer group.

Expense Ratios

The Board considered certain information provided regarding the total net expense ratio of the Fund, including comparisons against the total net expense ratios of funds in peer groups selected by an independent provider of investment company data. Based on such information, the Board of Trustees further noted that the total net expense ratio of 1.18% for the Fund was higher than the peer group median. The Board

Annual Report | December 31, 2023 |	165

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2023 (Unaudited)

also took into account that pursuant to an expense limitation agreement with the Adviser, the Fund’s total expense ratio before waivers would be capped at 0.99%. The Trustees noted that with the expense limitation, the Fund’s total net expense ratio was more favorable than the total expense ratio before waiver.

Investment Performance

The Board reviewed performance information for the Predecessor Fund for the one-, three-, five- and ten-year periods ended March 31, 2023. The review included a comparison of the Predecessor Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Board also considered each of SBH’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

The Board considered the performance of the Predecessor Fund and noted that as compared to its peer group, the performance of the Fund was in the in the first quartile for the ten-year period, the second quartile for the one-year period, and the third quartile for the three-year and five-year periods.

Comparable Accounts

The Board noted that the Adviser indicated that it had no other clients utilizing a strategy similar to that employed by the Fund.

Adviser Profitability

The Board of Trustees received a detailed projected profitability analysis prepared by SBH based on the fees to be payable by the Fund under the Advisory Agreement. The Board was also provided with CI Financial’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Fund. The Board determined that SBH’s projected profitability in connection with its management of the Fund is not unreasonable.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits to be derived by SBH from its relationship with the Fund, including soft dollar arrangements and publicity related to the Fund.

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH and Barrett under the Advisory Agreement are adequate;

●	The Fund’s proposed gross advisory fee rate is higher than the peer group median and is unlikely, in the foreseeable future, to reach the asset levels to reduce its advisory fee under the existing Predecessor Fund’s breakpoint schedule;

●	The expected total net expense ratio for the Fund is higher than its peer group median;

●	The Predecessor Fund outperformed the peer group median for the one-year, and three-year periods, and underperformed the peer group median for the five-year and ten-year periods;

●	That SBH had indicated it had no other clients utilizing a strategy similar to that employed by the Fund;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Fund would not be unreasonable; and

●	To the extent available, the Fund could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that the advisory fee rate to be payable to SBH by the Fund is fair and reasonable in light of the nature of the services to be provided and the expenses involved, and determined to approve the Advisory Agreement with respect to the Fund.

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Intentionally Left Blank

Segall Bryant & Hamill Trustees and Officers (as of February 16, 2024):
Janice M. Teague, Chair
Thomas J. Abood, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Lloyd “Chip” Voneiff, Trustee
Carolyn B. Goldhaber, President
Jasper R. Frontz, Chief Compliance Officer
Jennifer L. Leamer, Treasurer
Jeff Romie, Asst. Treasurer
Maggie Bull, Secretary

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds exhibits to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by Ultimus Fund Distributors, LLC

SBH-AR-23

Segall Bryant & Hamill Select Equity ETF
(Ticker Symbol: USSE)

ANNUAL REPORT
DECEMBER 31, 2023

Table of Contents

FUND OVERVIEW	1

FUND EXPENSES	3

TRUSTEES AND OFFICERS	4

FINANCIAL STATEMENTS	7

Statement of Investments	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

SHAREHOLDER TAX INFORMATION	18

OTHER IMPORTANT INFORMATION	19

Annual Report | December 31, 2023 |

Intentionally Left Blank

Segall Bryant & Hamill Select Equity ETF	Fund Overview
December 31, 2023 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Returns

	Since	Inception
	Inception	Date
Segall Bryant & Hamill Select Equity ETF (USSE)	5.57%	8/29/23
Segall Bryant & Hamill Select Equity ETF (USSE) - At Market Value	5.57%	8/29/23
Russell 1000® Index	7.06%

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

Sector Allocation (as of 12/31/2023)

Financials	27.6%
Information Technology	18.7%
Health Care	13.9%
Industrials	11.0%
Consumer Staples	7.5%
Communication Services	6.6%
Consumer Discretionary	4.3%
Materials	4.0%
Energy	3.7%

Sector classifications presented are based on the Global Industry Classifications Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2023)

Microsoft Corp.	9.6%
Quanta Services, Inc.	7.3%
Alphabet, Inc.	6.6%
Reinsurance Group of America, Inc.	5.3%
Visa, Inc.	5.3%
UnitedHealth Group, Inc.	5.2%
Novo Nordisk A/S	4.8%
Ares Management Corp.	4.8%
Apple, Inc.	4.7%
JPMorgan Chase & Co.	4.6%

Top 10 holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Annual Report | December 31, 2023 |	1

Segall Bryant & Hamill Select Equity ETF	Fund Overview
December 31, 2023 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

Since its inception on August 29, 2023, the Segall Bryant & Hamill Select Equity ETF (the “Fund”) returned 5.57% compared to the 7.06% return of its benchmark, the Russell 1000® Index. Security selection, sector allocation and the strategy’s allocation to cash detracted from relative performance. As a reminder, in pursuing the Fund’s investment objective, and principal investment strategies, the team seeks to invest in companies that generate high return on invested capital (ROIC), produce quality financial metrics, and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best performing areas for the year relative to the benchmark were Financials, Information Technology, and Utilities. In Financials, outperformance was weighted toward allocation as the Fund was overweight Financials, the best performing sector during the period. Information Technology benefited from stock selection as names, such as ServiceNow, Inc. (NOW), meaningfully outperformed the benchmark. The Fund also benefited from its underweight allocation to Utilities as the sector significantly lagged the market.

Detractors from Returns

Industrials, Communication Services, and Energy were the Fund’s largest relative detractors on a sector level for the year. The underperformance in Industrials was driven by adverse stock selection with RTX Corp. (RTX) which experienced production delays during the period related to ongoing issues with its GTF engine. Communication Services was negatively impacted by stock selection. The Fund’s overweight allocation to Energy detracted from returns. Typically, in a down commodity/sector year, higher quality large caps like Chevron Corporation (CVX) tend to outperform the sector, but this was not the case in 2023. CVX did have a few operational issues, but we believe they are short-term in nature.

Outlook and Positioning

A 2023 market that had been mostly propped up by the “Magnificent Seven*” ended the year euphoric about the prospect that the Federal Reserve (Fed) may have accomplished its mission of taming inflation and maneuvering a “soft landing.” The gain by these stocks was most impressive and the year ended with these seven names representing 56% of the return of the Russell 1000® Index. As a result, this group of seven ended the year comprising over 25% of the index. Periods of heavy concentration of the Index, usually by sector, are not common, but they do occur (Tech in 1999, Financials in 2008). Experience suggests that the aftermath of these periods is not generally positive for the ones so favored.

As we look forward to 2024, most interest rate forecasts suggest that the central banks will cut short-term rates in 2024, a reprise of last year’s forecast that called for the same. Our view is unchanged: we have no strong feeling about the direction of short-term rates other than to observe that this may be one of those situations in which one shouldn’t wish too hard for something for fear the wish might come true. It remains to be seen whether the Fed has succeeded in attaining its inflation goals and or avoided a recession. Fortunately for us, macro concerns are not a key driver of our stock selection process as we remain focused on selecting what we believe to be high quality companies with attractively valued stocks, strong cultures, resilient competitive advantages, fortified balance sheets and ROIC-focused leadership teams. Our macro work is designed solely to help us better understand the potential impact on individual asset valuations. It is, after all, not a stock market, but a market of stocks. In the best of times, there are stocks to be sold for reasons unique to them. Conversely, in the worst of markets, there are always opportunities to be found. We are always on the hunt for them.

Thank you for your consideration and continued support.

*	The Magnificent 7 stocks are a grouping of mega-cap stocks driving market performance due to heavy weighting in indexes such as the S&P 500® Index and the Russell 3000 Index. The group includes Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla, and Meta.

Stock Performance (8/29/2023 to 12/31/2023)

	Average	Contribution
5 Highest	Weight	to Return
Microsoft Corp.	9.71	1.52
ServiceNow, Inc.	3.11	1.13
Reinsurance Group of America, Inc.	5.58	0.91
Ares Management Corp.	4.81	0.85
JPMorgan Chase & Co.	4.42	0.65

	Average	Contribution
5 Lowest	Weight	to Return
Unilever PLC	3.84	-0.22
AZEK Co., Inc.	2.89	-0.39
Chevron Corp.	3.07	-0.45
Becton, Dickinson & Co.	3.71	-0.54
RTX Corp.	0.90	-0.64

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 836-4265.

TOP 5 / BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the measurement period.

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Segall Bryant & Hamill Select Equity ETF	Fund Expenses
December 31, 2023 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the this page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on August 29, 2023 and held until December 31, 2023.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table below are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value
	August 29,	December 31,	Expense	Expenses
	2023(a)	2023	Ratio(b)	Period(c)
Based on Actual Fund Return	$1,000.00	$1,055.70	0.65%	$2.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Represents the Fund’s commencement date.

(b)	Annualized, based on the Fund’s expenses during the period since commencement of operations.

(c)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period from the commencement date), for Actual Fund Return and multiplied by 184/365 (to reflect the one-half year period), for the Hypothetical 5% Return.

Annual Report | December 31, 2023 |	3

Segall Bryant & Hamill Select Equity ETF	Trustees and Officers
December 31, 2023 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.836.4265.

Name,
Address(1), Age,
Position with the
Trust, Term of
Position with
Trust(2), Number of
Portfolios in Fund
Complex Overseen
by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Janice M. Teague Retired CPA Birth Year 1954 Trustee: Since February 13, 2007 Chairman: Since January 1, 2021

●     Retired, June 2003 to present;

●     Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;

●     Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003; and

●     Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.

None

Thomas J. Abood Birth Year 1963 Trustee: Since November 1, 2018

●     Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director).

●     Board Member, Perception Capital Corp II, Inc., March 2021 to present (member and Chair of Compensation Committee);

●     Director, NELSON Worldwide LLC, May 2018 to present;

●     Board Member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);

●     Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to July 2021 (Board Member), July 2018 to July 2020 (Chair);

●     Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to July 2021 (member), July 2014 to July 2021 (Chair);

●     Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair);

●     Board Member and Past President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

Former Director of EVO Transportation and Energy Services, Inc. (2016 to October 2022)

Board Member of Perception Capital Corp II, Inc., March 2021 to present (member and Chair of Compensation Committee)

John A. DeTore, CFA Birth Year 1958 Trustee: Since December 31, 2009

●     Director, Strategic R&D, Arga Investment Management (investment management), 2021 to present;

●     CIO, Capitalogix, LLC, 2018 to 2021;

●     CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;

●     CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;

●     CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;

●     Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;

●     Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to 1999.

None

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Segall Bryant & Hamill Select Equity ETF	Trustees and Officers
December 31, 2023 (Unaudited)

Name,
Address(1), Age,
Position with the
Trust, Term of
Position with
Trust(2), Number of
Portfolios in Fund
Complex Overseen
by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Rick A. Pederson Birth Year 1952 Trustee: Since February 13, 2007

●      President, Foundation Properties, Inc. (real estate investment management company), 1994 to present;

●      Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;

●      Advisor, Pauls Corporation, 2008 to 2018;

●      Board Member, Kivu Consulting Inc., 2019 to 2022;

●      Board Member, Citywide Banks, 2014-2016; Advisory Board, 2017 to present;

●      Director, National Western Stock Show (not-for-profit organization), 2010 to present;

●      Board Member, IRI Consulting, 2017 to 2019;

●      Board Member, History Colorado (not-for-profit organization), 2015 to 2020;

●      Board Member, Strong-Bridge Consulting, 2015 to 2019;

●      Board Member, Boettcher Foundation (not-for-profit organization), 2018 to present.

Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

James A. Smith Birth Year 1952 Trustee: Since December 31, 2009

●      Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 to present;

●      Private Equity Consultant, 2003 to 2016;

●      Trustee, The Nature Conservancy (non-profit), July 2007-July 2016; Chairman, June 2014 to June 2016

None

Lloyd “Chip” Voneiff Birth Year 1954 Trustee: Since April 30, 2021	● Retired, June 2012 – Present; ● Various Positions leading to Partner of PricewaterhouseCoopers (1976-2012).	None

*	As of the date of this annual report, the Trustees of the Trust oversee sixteen Segall Bryant & Hamill Funds.

[1]	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2023, there were twenty-eight funds in the Fund Complex: the sixteen Segall Bryant & Hamill Funds offered to the public; Columbia Variable Portfolio-Partners Small Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Annual Report | December 31, 2023 |	5

Segall Bryant & Hamill Select Equity ETF	Trustees and Officers
December 31, 2023 (Unaudited)

TRUST OFFICERS(1)

Name, Address(2), Age,
Position with Trust,
Term of Position	Principal Occupation
Carolyn B. Goldhaber Birth Year 1978 President: Since February 15, 2023	● President, Segall Bryant & Hamill, LLC, May 2022 to present. ● Chief Financial Officer, Segall Bryant & Hamill, LLC, June 2014 - May 2022.

Jasper R. Frontz, CPA, CFA Birth Year 1968 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

●     Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●     Treasurer of the Trust, February 12, 1997 to February 16, 2024;

●     Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018;

●     Partner, Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Jenny L Leamer Birth Year 1976 Assistant Treasurer: Since May 26, 2019

●     SVP, Fund Accounting of Ultimus Fund Solutions, LLC, 2020 to December 2023;

●     Mutual Fund Controller of Ultimus Fund Solutions, LLC, 2014 to December 2023;

●     Ultimus Managers Trust, Treasurer, October 2014 to December 2023;

●     Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●     Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

Maggie Bull Birth Year 1965 Secretary: November 16, 2021

●     Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC, August 2022 to present;

●     Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022;

●     Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to January 2020;

●     Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.

(1)	Each officer is appointed to serve in such capacity until his or her successor is duly appointed and qualified.

(2)	Each Officer may be contacted by writing to the Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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SEGALL BRYANT & HAMILL SELECT EQUITY ETF	Statement of Investments
December 31, 2023

	Shares	Value
COMMON STOCKS — 97.3%
Communication Services — 6.6%
Media & Entertainment — 6.6%
Alphabet, Inc. - Class C (a)	26,702	$3,763,113

Consumer Discretionary — 4.3%
Retailing — 4.3%
TJX Cos., Inc. (The)	25,645	2,405,758

Consumer Staples — 7.5%
Food, Beverage & Tobacco — 3.8%
Mondelez International, Inc. - Class A	29,531	2,138,930

Household & Personal Products — 3.7%
Unilever PLC ADR (United Kingdom)	43,160	2,092,397

Energy — 3.7%
Energy — 3.7%
Chevron Corp.	620	92,479
ConocoPhillips	17,463	2,026,931
		2,119,410
Financials — 27.6%
Banks — 4.6%
JPMorgan Chase & Co.	15,377	2,615,628

Diversified Financials — 10.1%
Ares Management Corp. - Class A	22,791	2,710,305
Visa, Inc. - Class A	11,485	2,990,120
		5,700,425
Insurance — 12.9%
Globe Life, Inc.	18,559	2,259,002
Reinsurance Group of America, Inc.	18,527	2,997,298
W.R. Berkley Corp.	28,902	2,043,949
		7,300,249
Health Care — 13.9%
Health Care Equipment & Services — 9.1%
Becton, Dickinson & Co.	8,957	2,183,985
UnitedHealth Group, Inc.	5,629	2,963,500
		5,147,485
Pharmaceuticals, Biotechnology & Life Sciences — 4.8%
Novo Nordisk A/S ADR (Denmark)	26,401	2,731,183

Industrials — 11.0%
Capital Goods — 11.0%
AZEK Co., Inc. (The) (a)	53,726	2,055,020
Quanta Services, Inc.	19,243	4,152,639
		6,207,659
Information Technology — 18.7%
Software & Services — 14.0%
Microsoft Corp.	14,520	5,460,101
ServiceNow, Inc. (a)	3,511	2,480,486
		7,940,587
Technology Hardware & Equipment — 4.7%
Apple, Inc.	13,923	2,680,595

	Shares	Value
Materials — 4.0%
Materials — 4.0%
Avery Dennison Corp.	11,254	$2,275,109

Investments at Value — 97.3%
(Cost $52,213,638)		$55,118,528

Other Assets in Excess of Liabilities — 2.7%		1,557,703

Net Assets — 100.0%		$56,676,231

(a)	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	7

Segall Bryant & Hamill Select Equity ETF	Statement of Assets and Liabilities
December 31, 2023

Assets
Investments, at cost	$52,213,638
Investments, at value	$55,118,528
Cash and cash equivalents (Note 2)	1,621,158
Dividends and interest receivable	18,807
Deferred offering costs (Note 2)	28,261
Other assets	658
Total assets	56,787,412

Liabilities
Distributions payable	70,685
Payable to Adviser (Note 6)	4,849
Payable to third party administrator (Note 6)	2,951
Accrued chief compliance officer fees (Note 6)	455
Accrued trustee’s fees and expenses (Note 6)	2,000
Other accrued expenses	30,241
Total liabilities	111,181
Net Assets	$56,676,231

Net Assets Consist of:
Paid-in capital	$53,823,242
Distributable earnings	2,852,989
Net Assets	$56,676,231

Shares of Beneficial Interest Outstanding	2,150,000

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)	$26.36

See Notes to Financial Statements.
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Segall Bryant & Hamill Select Equity ETF	Statement of Operations
For the Period Ended December 31, 2023(a)

Investment Income
Dividend income	$105,059
Interest income	6,113
Foreign taxes withheld	(106)
Total Income	111,066

Expenses
Management fees (Note 6)	33,950
Audit and tax preparation fees	17,000
Administration fees (Note 6)	14,951
Offering costs (Note 2)	9,416
Shareholder reporting expenses (Note 6)	7,616
Custodian fees	5,129
Trustees’ fees and expenses (Note 6)	4,639
Transfer agent fees	3,547
Registration and filing fees	2,589
Chief compliance officer fees (Note 6)	1,655
Independent pricing servicing fees	1,043
Legal fees	385
Other	9,732
Total expenses before waivers/reimbursements	111,652
Expenses waived/reimbursed by investment Advisor	(71,528)
Net expenses	40,124
Net Investment Income (Loss)	70,942

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(60,137)
Net change in unrealized appreciation (depreciation) on investments	2,904,890
Net Realized and Unrealized Gains (Losses)	2,844,753
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,915,695

(a)	Represents the period from the commencement of operations (August 29, 2023) to December 31, 2023.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	9

Segall Bryant & Hamill Select Equity ETF	Statement of Changes in Net Assets

Period Ended
December 31,
2023(a)
Operations
Net investment income (loss)	$70,942
Net realized gains (losses)	(60,137)
Change in unrealized appreciation (depreciation)	2,904,890
Net increase (decrease) in net assets resulting from operations	2,915,695

Distributions to Shareholders (Note 5)	(70,685)

Beneficial Interest Transactions (Note 4)
Shares sold	53,831,221
Total net increase (decrease) in net assets	56,676,231

Net Assets
Beginning of period	—
End of period	$56,676,231

(a)	Represents the period from the commencement of operations (August 29, 2023) to December 31, 2023.

See Notes to Financial Statements.
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Segall Bryant & Hamill Select Equity ETF	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	Period Ended
	December 31,
	2023(a)
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10
Net realized and unrealized gains (losses) on investments	1.28
Total from investment operations	1.38

Variable transaction fees (Note 7)(b)	0.01

Less dividends and distributions:
Distributions from net investment income	(0.03)
Net asset value, end of period	$26.36
Market price, end of period	$26.36

Total Return	5.57	% (c)
Total Return at Market(d)	5.57	% (c)

Ratios and Supplemental Data
Net assets, end of period (in 000’s)	$56,676

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	% (e)
Without fee waivers/reimbursements	1.81	% (e)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.15	% (e)
Without fee waivers/reimbursements	(0.01	%) (e)
Portfolio turnover rate(f)	13	% (c)

(a)	Represents the period from the commencement of operations (August 29, 2023) to December 31, 2023.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value.

(e)	Annualized.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See Notes to Financial Statements.
Annual Report | December 31, 2023 |	11

Segall Bryant & Hamill Select Equity ETF	Notes to Financial Statements
December 31, 2023

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Segall Bryant & Hamill Select Equity ETF is represented by a single class of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Fund commenced operations on August 29, 2023. Other series of the Trust are not included in this report.

The Fund’s investment objective is long-term capital appreciation.

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 10,000 shares.

Shares are listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

The Fund is a non-diversified portfolio of the Trust for the purposes of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies, under Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. As of December 31, 2023, the cash equivalents balance reflected on the Statement of Assets and Liabilities represents the amount participating in the BBH CMS.

Investment Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Fund in the event that the NYSE does not open for business because of an emergency.

Segall Bryant & Hamill, LLC (the “Adviser”) is the Fund’s valuation designee responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) pursuant to Rule 2a-5 under 1940 Act.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the valuation designee with procedures approved by the Board as noted above. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the period ended December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years

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Segall Bryant & Hamill Select Equity ETF	Notes to Financial Statements
December 31, 2023

have incorporated no uncertain tax positions that require a provision for income taxes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended December 31, 2023, the Fund did not incur any interest or penalties.

Common Expenses – Expenses of the Trust not attributable solely to a specific fund of the Trust are allocated among the funds based on the relative net assets of the funds or based on the nature of the expense and its relative applicability to the funds.

Offering Costs – The Adviser advanced some of the Fund’s initial offering costs and was subsequently reimbursed by the Fund. Costs of $37,677 incurred in connection with the offering and initial registration have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. As of December 31, 2023, there was $28,261 in unamortized costs remaining in the Fund.

Security Transactions and Related Investment Income – For financial reporting purposes, the Fund’s investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, included in dividend income, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, net of reclaims, and foreign capital gains taxes, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates. Interest income is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

3. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

For information regarding the risks associated with investments in the Fund, see the Fund’s Prospectus and Statement of Additional Information.

4. SHARES OF BENEFICIAL INTEREST

On December 31, 2023 there was an unlimited number of no par value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

For the
Period Ended
December 31,
2023*
Shares Sold	2,150,000
Net Increase (Decrease)	2,150,000

*	Represents the period from the commencement of operations (August 29, 2023) to December 31, 2023.

5. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Distributions – The Fund will distribute any net investment income and any net capital gains, if any, at least annually typically during the month of December. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may make additional distributions if it deems it desirable at another time during the year.

The tax character of the distributions paid during the period ended December 31, 2023 is as follows:

			Long-Term
Period Ended	Ordinary Income*	Return of Capital	Capital Gains
12/31/2023	$70,685	$—	$—

*	Ordinary income distributions for federal income tax purposes includes distributions from net investment income and short-term capital gains.

Annual Report | December 31, 2023 |	13

Segall Bryant & Hamill Select Equity ETF	Notes to Financial Statements
December 31, 2023

As of December 31, 2023, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

Tax cost of portfolio investments	$52,212,623
Gross unrealized appreciation	3,083,331
Gross unrealized depreciation	(177,426)
Net unrealized appreciation (depreciation) on portfolio investments	$2,905,905

The difference between book and tax differences is attributable primarily to wash sales and tax treatment of real estate investments. As of December 31, 2023 the components of distributable earnings on a tax basis was as follows:

Accumulated capital and other losses	$(52,916)
Net unrealized appreciation (depreciation) on portfolio investments	2,905,905
Distributable earnings	$2,852,989

Under current law, capital losses maintain character as short-term or long-term and are carried forward to the next tax year without expiration.

As of December 31, 2023, the following amounts are available as carry forwards to offset net capital gains realized in future tax years:

Short-Term	Long-Term
$52,916	$—

For the period ended December 31, 2023, the following reclassification was made as a result of permanent differences between the financial statements and income tax reporting requirements:

Total Distributable
Paid-in Capital	Earnings
$(7,979)	$7,979

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

6. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with the Adviser for the Fund. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, the Adviser is entitled to management fees, based on the average net assets of the Fund, computed daily and payable monthly at the annual rate of 0.55% of average daily net assets.

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Fund’s co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from the Fund for their administrative services computed daily and payable monthly based on the average net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

The administrative fees are allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets, subject to certain minimums, and are disclosed in the Statement of Operations. During the period ended December 31, 2023, the Adviser and Ultimus received $618 and $14,333, respectively, for their services to the Fund.

Until at least April 30, 2025, the Adviser has contractually agreed to waive the management and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action reclaim fees, tax reclaim fees and extraordinary expenses), so that the ratio of expense to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65%. These amounts are not subject to recapture in future periods. During the period ended December 31, 2023, the Adviser did not collect any of its management fees of $33,950 and reimbursed other fees of $37,578.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

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Segall Bryant & Hamill Select Equity ETF	Notes to Financial Statements
December 31, 2023

Certain officers of the Fund are also officers of the Adviser and Ultimus.

The Trust has appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trust has agreed to have the Fund pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Fund elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2023 is $904,691.

7. CAPITAL SHARES TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 10,000 shares. Only APs or transactions done through an AP are permitted to purchase or redeem Creation Units from the Fund. An AP is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

Realized gains (losses) resulting from in-kind redemption of shares, if any, are reflected separately on the Statement of Operations. The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day.

Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). For the period ended December 31, 2023, the Fund received $6,500 in transaction fees.

The Transaction Fees for the Fund are listed in the table below:

Maximum
Additional Variable
Fee for In-Kind and	Charge for Cash
Cash Purchases	Purchases*
$250	2.00%

*	As a percentage of the amount invested.

8. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

Annual Report | December 31, 2023 |	15

Segall Bryant & Hamill Select Equity ETF	Notes to Financial Statements
December 31, 2023

The following is a summary of the Fund’s investments and other financial instruments (if any) and the inputs used to value the investments and other financial instruments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$55,118,528	$—	$—	$55,118,528
Total	$55,118,528	$—	$—	$55,118,528

The fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended December 31, 2023.

9. PURCHASES AND SALES OF INVESTMENTS

During the period ended December 31, 2023 cost of purchases and proceeds from sales of investment securities, other than in-kind transactions and short-term investments, were $2,691,047 and $3,046,613, respectively. Purchases and sales of in-kind transactions for the period ended December 31, 2023 were $52,629,341 and $0, respectively.

10. INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated.

11. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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Report of Independent
Segall Bryant & Hamill Select Equity ETF	Registered Public Accounting Firm

To the Shareholders of Segall Bryant & Hamill Select Equity ETF and
Board of Trustees of Segall Bryant & Hamill Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Segall Bryant & Hamill Select Equity ETF (the “Fund”), a series of Segall Bryant & Hamill Trust, as of December 31, 2023, the related statement of operations, statement of changes in net assets, and the financial highlights for the period August 29, 2023 (commencement of operations) to December 31, 2023, the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the fund as of December 31, 2023, the results of its operations, the changes in net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor of one or more of the funds in the Trust since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

Annual Report | December 31, 2023 |	17

Segall Bryant & Hamill Select Equity ETF	Shareholder Tax Information
December 31, 2023 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon the Fund’s income and distributions for the period ended December 31, 2023.

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2023:

Qualified Dividend	Dividend Received
Income (QDI)	Deduction (DRD)
58.72%	58.72%

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Segall Bryant & Hamill Select Equity ETF	Other Important Information
December 31, 2023 (Unaudited)

Consideration of the Investment Advisory Agreement with respect to the Select Equity ETF

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meeting held on May 17-18, 2023 (the “Meeting”) regarding the Segall Bryant & Hamill Select Equity ETF (the “Select Equity ETF” or the “ETF”),and to determine whether approving the Investment Advisory Agreement between Segall, Bryant & Hamill, LLC (“SBH” or the “Adviser”) and the Trust on behalf of the Select Equity ETF (the “Advisory Agreement”) would be in the best interests of the ETF and its shareholders.

In anticipation of and as part of the process to consider the approval of the Advisory Agreement, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of the Advisory Agreement. Further, the Board met with representatives of SBH and discussed the services to be provided by the firm pursuant to the Advisory Agreement, as well as the information provided by SBH.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to approve the Advisory Agreement.

In approving SBH as investment adviser to the Select Equity ETF, and the fees to be charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board of Trustees received and considered information regarding the nature, extent and quality of services expected to be provided to the Select Equity ETF under the Advisory Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of the Select Equity ETF and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Select Equity ETF. The Board also reviewed accompanying compliance-related materials with respect to the Trust and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the gross investment advisory fee rate to be paid to SBH by the Select Equity ETF, including comparisons against the fee rates of funds in a peer group selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rate for the Select Equity ETF was in the second quartile and lower than the peer group median.

Expense Ratio

The Board considered certain information provided regarding the total net expense ratio of the Select Equity ETF, including a comparison against the total net expense ratios of funds in a peer group selected by an independent provider of investment company data. Based on such information, the Board noted that the total net expense ratio for the Select Equity ETF was in the third quartile and higher than its peer group median.

Investment Performance

The Board noted that the Select Equity ETF had not yet launched, and accordingly there was no performance data for the ETF.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those to be employed for the Select Equity ETF. In comparing the contractual fee rates of the Fund to the aforementioned SBH fee rate, the Board noted that there were differences in the scope of services rendered for the comparable accounts in question relative to the Select Equity ETF.

Annual Report | December 31, 2023 |	19

Segall Bryant & Hamill Select Equity ETF	Other Important Information
December 31, 2023 (Unaudited)

The Board also noted the limitations of the comparison given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rate to be payable by the Select Equity ETF.

Adviser Profitability

The Board of Trustees received a detailed projected profitability analysis prepared by SBH based on the fees to be paid to SBH under the Advisory Agreement. The Board also considered SBH’s statements regarding its commitment to the Select Equity ETF.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to the Select Equity ETF would be passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with the Select Equity ETF including soft dollar arrangements and publicity related to the ETF.

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

●	The Select Equity ETF’s proposed contractual advisory fee rate was below its peer group median;

●	The expected annual net expense ratio for the Select Equity ETF was higher than its peer group median, but not unreasonable;

●	As the Select Equity ETF has not yet launched, historical performance of the ETF was not available;

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to the Select Equity ETF’s strategy was not indicative of any unreasonableness with respect to the advisory fee rate anticipated to be payable by the Select Equity ETF;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Select Equity ETF would not be unreasonable; and

●	To the extent available, the Select Equity ETF could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that the advisory fee rate to be paid to SBH by the Select Equity ETF is fair and reasonable in light of the nature of the services to be provided and the expenses involved, and determined to approve the Advisory Agreement with respect to the Select Equity ETF.

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Segall Bryant & Hamill Trustees and Officers (as of February 16, 2023):
Janice M. Teague, Chair
Thomas J. Abood, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Lloyd “Chip” Voneiff, Trustee
Carolyn B. Goldhaber, President
Jasper R. Frontz, Chief Compliance Officer
Jennifer L. Leamer, Treasurer
Jeff Romie, Asst. Treasurer
Maggie Bull, Secretary

A description of the policies and procedures that Segall Bryant & Hamill Select Equity ETF uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 836-4265; (ii) on the Fund’s website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Select Equity ETF exhibits to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Investor Services toll-free at (800) 836-4265 and on the SEC’s website at www.sec.gov.

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL SELECT EQUITY ETF, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 836-4265 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

This report has been prepared for Segall Bryant & Hamill Select Equity ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

The Fund is distributed by Northern Lights Distributors, LLC

SBHETF-AR-23

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third part.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has a least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Lloyd “Chip” Voneiff as the registrant’s “audit committee financial expert.” Mr. Voneiff is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $218,000 and $175,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $58,800 and $44,800, respectively. The fiscal year tax fees were for review of each Fund’s federal and excise tax returns and year-end distributions.

(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, no fees were billed by the principal accountant for products and services other than the services reported in paragraph (a) through (c) of this Item.

(e)	(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $58,800 and $44,800 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2023 and December 31, 2022, respectively. All such services were rendered to the registrant.

(h)	Not applicable

(i)	Not applicable

(j) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Lloyd “Chip” Voneiff, Janice M. Teague and James A. Smith.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.1?

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Carolyn B. Goldhaber
Carolyn B. Goldhaber, President/Principal Executive Officer
Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Carolyn B. Goldhaber
Carolyn B. Goldhaber, President/Principal Executive Officer

Date	March 7, 2024

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer/Principal Financial Officer

Date	March 7, 2024

* Print the name and title of each signing officer under his or her signature.